UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSRS
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21364

                          SCHRODER GLOBAL SERIES TRUST
               (Exact name of registrant as specified in charter)
                                    --------


                          875 Third Avenue, 22nd Floor
                               New York, NY 10022
               (Address of principal executive offices) (Zip code)

                          Schroder Global Series Trust
                                  P.O. Box 8507
                                Boston, MA 02266
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-464-3108

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2008

                    DATE OF REPORTING PERIOD: APRIL 30, 2008

ITEM 1.    REPORTS TO STOCKHOLDERS.

SCHRODER MUTUAL FUNDS

APRIL 30, 2008   SEMI-ANNUAL REPORT

Schroder International Alpha Fund
Schroder International Diversified Value Fund
Schroder Emerging Market Equity Fund
Schroder U.S. Opportunities Fund
Schroder U.S. Small and Mid Cap Opportunities Fund
Schroder North American Equity Fund
Schroder Total Return Fixed Income Fund
Schroder Municipal Bond Fund
Schroder Short-Term Municipal Bond Fund
Schroder Strategic Bond Fund
Schroder Multi-Asset Growth Portfolio

(SCHRODERS LOGO)

SCHRODER MUTUAL FUNDS

                                                                    May 19, 2008

Dear Shareholder:

We are pleased to provide the Semi-Annual Report to shareholders of the Schroder Mutual Funds, which covers the six months ended April 30, 2008. The Report includes information designed to help you understand the status of your investment -- the Management Discussion and Analysis prepared by portfolio managers explains how they put your money to work in various markets; the Schedules of Investments give you a point-in-time picture of the holdings in your fund; and additional information includes a detailed breakdown of other financial information. We encourage you to read the Report and thank you for making Schroders part of your financial plan. Please note that the Report includes information covering the Schroder Multi-Asset Growth Portfolio, which was launched on December 20, 2007.

The six months under review were extremely volatile for equity investors. U.S. and international markets moved significantly lower, weighed down by increased fears of a U.S.-led recession. Indeed, some forecasters believe the impact of the credit crisis and the on-going problem with subprime loans has already pushed the economy into a recession. The U.S. Federal Reserve (the "Fed") moved aggressively to inject liquidity into financial markets and bolster confidence in the financial system. However, the problems appear to have affected consumers in the U.S. and the Fed's actions have not led to real economic stimulation. This is evidenced by the fact that banks are still cautious in extending credit to borrowers. Central banks elsewhere also stepped up liquidity operations, but generally the banking sector stayed risk averse as judged from the spreads between money market and official rates.

In the U.S., a recent survey revealed that consumer confidence is at its lowest ebb since 2003. The world's financial markets, meanwhile, stabilized over March and April, mainly as a result of the Fed's bailout of Bear Stearns. This, along with the continued injection of liquidity into the financial system, has gone some way to restoring confidence to the markets.

While the Fed's Open Market Committee cut the Fed Funds rate to 2.00% -- the seventh cut in rates since September last year -- we believe it will likely be forced to make further cuts later this year since it is doubtful that interest rates are yet low enough to make a significant difference to the consumer or the troubled housing market. As such Schroders now foresees U.S. interest rates falling to 1.5% and remaining low throughout 2009 -- and possibly into 2010. Once the time is right, we believe that Fed chairman Ben Bernanke will be as decisive in raising rates as he has been in lowering them.

In Europe the picture was somewhat mixed as the gap between the northern and southern countries widened. In the north, the French and German economies held up relatively well as their key export businesses remained strong. However, in the south, the Italian economy appears to be on the brink of recession while Spain looks precipitously close to following suit. The release of the European Central Bank's ("ECB") credit survey, published in early May, highlighted the extent to which tight credit is affecting the Eurozone. An interest rate cut by the ECB was expected to follow.

Among some of the key macro trends in the markets over the past six months -- the impact of the U.S. housing market and problems with subprime, the specter of potential inflation, ongoing turmoil in the Middle East and higher oil prices -- have all combined to raise concerns about the global economy's future growth.

Asia continues to be a bright spot, where China and Korea are powering economic growth. In the emerging market economies, growth moderated somewhat but, with the culmination of momentum at the end of last year, the added income effect from recent increases in commodity prices and liquidity in Asia suggests that emerging markets should be less affected by the global slowdown. However, because the region's monetary policy remains closely tied to the Fed, overheating is a concern. In this environment, we believe monetary authorities in Asia are likely to cool economic activity with measures such as significant currency appreciation. Meanwhile, the latest surveys indicate that the emerging region looks less attractive in terms of valuation, but continues to be popular with international investors. Moreover, despite a downgrade in expected earnings growth in recent months, emerging markets have the strongest prospective earnings growth relative to other regions.

SCHRODER MUTUAL FUNDS

As the U.S. dollar reached new lows against the euro and the pound, there is, in fact, evidence that now clearly shows a significant degree of de-coupling of the global economy from the U.S., with demand both from within Europe and also the fast-growing Asian economies helping offset the effects of a slowing U.S. economy. The appearance of this de-coupling pattern is a significant development over the past year. While no one expects Europe to remain immune to an all-out U.S. recession, there are in fact some trends that help explain Europe's performance against a sluggish U.S. economy. A study of changes in Eurozone export data over the last few years proves illuminating. In 2001 exports to 'emerging' Europe and all of Asia ex-Japan added together was just 1.6 times the volume of trade with the U.S. After 2003, however, exports to both Asia and Eastern Europe became more important than trade with the U.S. The most recent data shows that Eurozone exports to emerging Europe -- including Russia and Turkey -- and Asia are now 2.6 times higher than those to the U.S.

Our overall outlook for the rest of 2008 remains cautiously optimistic. While we expect a slowdown, both globally and in the U.S., we do not see the current conditions as the start of a more significant downturn. Although one can never predict with absolute certainty, we believe that the global economy will move into a period of moderate but continued positive growth with controlled inflation. Thus, we are CAUTIOUSLY optimistic that a full-blown and longer-term recession will not materialize. We do not think recession, should it come, would last more than two quarters.

In this type of environment, we believe that the investor who maintains a diversified portfolio -- both across asset classes and geographic borders -- should be able to weather the bumpy periods better than those who have high concentrations in one or two sectors. We encourage you to consult with your financial advisor to ascertain whether your current mix of investments is suitable for your long-term objectives.

Again, we thank you for including Schroders in your financial plan and we look forward to our continued relationship.

                                        Sincerely,


                                        /s/ Mark A. Hemenetz
                                        Mark A. Hemenetz, CFA
                                        President

THE VIEWS EXPRESSED IN THE FOLLOWING REPORT WERE THOSE OF EACH RESPECTIVE FUND'S PORTFOLIO MANAGEMENT TEAM AS OF THE DATE SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGERS ON THE DATE THIS SEMI-ANNUAL REPORT IS PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENT IN THE FUNDS AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THESE REPORTS MAY NO LONGER BE HELD BY THE FUNDS AND THEREFORE MAY NO LONGER APPEAR IN THE SCHEDULES OF INVESTMENTS AS OF APRIL 30, 2008.

SCHRODER INTERNATIONAL ALPHA FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 19, 2008)

PERFORMANCE

In the six months ended April 30, 2008, the Schroder International Alpha Fund (the "Fund") fell 10.72% (Investor Shares) and 10.85% (Advisor Shares) compared to the Morgan Stanley Capital International EAFE Index (the "Index"), a broad-based basket of international stocks, which fell 9.21%.

MARKET BACKGROUND

International equity markets moved significantly lower over the past six months, weighed down by increasing fears of a U.S.-led recession, triggered by the impact of the credit crisis. The U.S. Federal Reserve (the "Fed") moved aggressively to inject liquidity into financial markets and support confidence in the financial system. Meanwhile, economic growth in emerging markets continued to be supported by long-term structural trends and helped balance the global economy.

Marginal demand in commodities such as oil continued to be driven by emerging market countries whose rapid economic growth is supported by industrialization and infrastructure spending. Liquidity from commodity-related profits in economies producing those goods continued to soar. This liquidity was welcomed in the market as evidenced by stakes taken in various financial institutions during this volatile period.

Key trends such as infrastructure growth and domestic demand have supported the strength of commodity prices -- including soft commodities, energy and metals. The materials and energy sectors were, therefore, the best performers in the period.

PORTFOLIO REVIEW

From a regional perspective, pan-European holdings and the Pacific excluding Japan contributed most to performance, but were overshadowed by weaker returns in emerging markets and Japan. From a sector view on a global basis, our stock selection and overweight stance in material companies (RIO TINTO, SYNGENTA, LINDE) added most value. RIO TINTO benefited from rising demand for base metals, especially from China and India on infrastructure projects. Shares in steel producer ARCELORMITTAL -- a relatively recent addition -- also rose strongly.

One of the key developments in the period under review, which benefited the positioning of the Fund, was the growing impact of climate change issues, especially as they combined with high energy prices. In addition, acceptance among governments of the importance of tackling global climate change has led a sizeable portion of arable land to be dedicated to 'growing biofuels,' which in turn has contributed to strong soft commodities prices. This had led to an increase in spending on items such as fertilizer, tractors and irrigation systems. This is reminiscent of what happened to spending in the oil and gas industry when oil prices rose sharply. We believe this cycle is in its early stages.

The consumer discretionary (ADIDAS, SEKISUI CHEMICAL) and healthcare (ROCHE HOLDING, TEVA PHARMACEUTICAL INDUSTRIES) sectors also made meaningful contributions to performance.

In contrast, energy, which has made a strong contribution in the past, did not help during the period as some of our holdings (CAMECO, NIKO RESOURCES) underperformed. Uranium producer (CAMECO) was held back by market concerns over uranium spot prices. We nevertheless expect demand to be underpinned by a long-term nuclear power cycle, a function of the global climate change theme. Industrials (EBARA, DAEWOO SHIPBUILDING & MARINE ENGINEERING) also had a negative impact. DAEWOO was largely subject to profit-taking, as we believe the longer-term investment case remains. Our underweight to financials helped, but stock selection detracted as holdings such as KEPPEL LAND and INDUSTRIAL & COMMERCIAL BANK OF CHINA underperformed.

OUTLOOK

Emerging markets have shown relative strength and economic momentum of their own, supporting the decoupling theme, and this has taken place despite the economic slowdown witnessed in the U.S. and parts of Europe. Healthy financial positions, as measured by strong current account balances and the positive impact of commodity prices, have continued to help emerging markets generate positive domestic trends. This is a key factor because, as the relative size of emerging markets increases in the global economy, they have helped balance weaknesses emanating from the developed world. We continue to have exposure to strong trends in emerging market economies.

SCHRODER INTERNATIONAL ALPHA FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 19, 2008)

On the other hand, however, we believe that the delicate balancing act that the global economy is experiencing currently could lead to a strong global deceleration. We nevertheless also expect it to avoid a global recession as the combined action of global central banks together with powerful long-term structural trends help mitigate the negative impact from the financial crisis. We also believe that global growth deceleration will provide some relief to inflationary pressures as capacity utilization comes down and pressure on commodity prices is likely to ease.

In this environment, our goal is to find those attractively priced quality growth companies with sustainable competitive advantages that are being unfairly penalized by the market, possibly because of the lack of short-term visibility, but where we see attractive long-term (three-to-five year) prospects. We continue to believe that the unraveling of some key long-term trends -- such as climate change, demographics and 'Chindia' -- will provide some companies the opportunity to develop stronger, sustainable earnings growth above what the market is expecting. In addition, we believe that the current financial crisis is providing some opportunities to add to stocks that have been unfairly punished by the markets.

PERFORMANCE INFORMATION

                                           One Year Ended    Five Years Ended      Ten Years Ended
                                           April 30, 2008   April 30, 2008 (b)   April 30, 2008 (b)
                                           --------------   ------------------   ------------------
Schroder International Alpha Fund (a) --
   Investor Shares .....................        1.01%            20.41%                6.07%
   Advisor Shares ......................        0.64%            20.10%(c)             5.80%(c)

(a) Effective April 1, 2006, the advisory fee of the Fund increased to 0.975% per annum. If the Fund had paid such higher fees during prior periods, the returns of the Fund would have been lower.

(b)  Average annual total return.

(c) The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

            TOP 5 HOLDINGS

SECURITY                % OF INVESTMENTS
--------                ----------------
ArcelorMittal                 2.8%
SBM Offshore                  2.7
Roche Holding                 2.7
Rio Tinto                     2.6
Daewoo Shipbuilding &
   Marine Engineering         2.5

          GEOGRAPHIC ALLOCATION

              (PIE CHART)

                        % of Investments
                        ----------------
Continental Europe            34.7%
United Kingdom                18.1
Emerging Markets              14.8
Pacific ex-Japan              13.6
Japan                         12.7
North America                  4.0
Short-Term Investment          2.1

                                        4

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 19, 2008)

PERFORMANCE

In the six months ended April 30, 2008, the Schroder International Diversified Value Fund (the "Fund") fell 11.09% (Investor Shares) and 11.25% (Advisor Shares) compared to the Morgan Stanley Capital International EAFE Index (the "Index"), a broad-based basket of international stocks, which fell 9.21% during this same period.

MARKET BACKGROUND

The period under review was turbulent for equity markets as the subprime crisis developed into a credit crunch, pushing the U.S. economy close to a recession and giving rise to concerns over the outlook for global growth. The U.S. Federal Reserve (the "Fed") took aggressive action in an attempt both to avert a protracted slowdown in the U.S. economy (cutting interest rates by 250 basis points to 2.00%) and to restore confidence in the financial system. The Fed facilitated the rescue of Bear Stearns by JP Morgan Chase in March, which marked a turning point in terms of sentiment, offering the hope that the Fed would successfully protect other participants and not allow the credit crunch to undermine the financial system.

Markets became very narrow towards the end of 2007 as the threat of a U.S. recession increased. Defensive stocks were favored during the sixth-month period, as investors became concerned about the possibility of recession and sought the comparative safety of high quality, large cap stocks. Resource stocks also outperformed, supported by rising commodity prices, takeover speculation in the materials sector and continued growth in China. Value and small cap stocks underperformed the broader market as risk aversion increased.

PORTFOLIO REVIEW

The Fund is managed using a bottom-up, unconstrained approach. The Fund aims to capture as many different value themes as possible, and expects to benefit from these in the long run as markets recognize this value. There was also some value found in relatively less expensive real estate stocks, which had underperformed the broader financials sector, and in Asian emerging market technology. These additions were partly funded by a reduction to the materials sector, especially metals and mining stocks, following strong outperformance.

For the six-month period under review, the Fund underperformed the Index. Relative performance was weakest in the consumer discretionary sector, where the Fund's holdings in household durables (particularly UK housebuilders) and specialty retailers (again, predominantly in the UK) underperformed. Not owning thematic chemicals stocks, particularly those benefiting from surging food and agricultural commodity prices, detracted from performance within the materials sector and the Fund's comparatively low exposure to the defensive consumer staples sector and pharmaceuticals proved detrimental in relative terms. Positive contributors to performance in the period included UK utilities, telecommunications in continental Europe and emerging markets and the Fund's technology holdings (particularly communications equipment stocks). The Fund also outperformed the Index in the financial sector, with good relative returns from consumer finance and diversified financial services stocks.

OUTLOOK

The outlook for value is typically discussed as a top-down decision, looking at how extreme the valuation spread has become versus non-value stocks. While these approaches have some merit, we believe they lack a real-world portfolio context. Therefore, we prefer to look at the dividend yield of the Fund's portfolio to see whether the Fund itself represents an attractive entry point. Currently the Fund's yields 4.4%, which is cheaper by our calculation than it would have been 90% of the time over the last 20 years. Interestingly, in the middle of 2007 the opposite was the case. We believe that the time to be negative on value has passed and forward-looking investors should look to increase exposure to value stocks at this attractive entry point.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

PERFORMANCE INFORMATION

                                                      One Year        Annualized
                                                        Ended           Since
                                                   April 30, 2008   Inception (a)
                                                   --------------   -------------
Schroder International Diversified Value Fund --
   Investor Shares .............................       (2.91)%          13.36%
   Advisor Shares ..............................       (3.22)%          13.05%

(a)  From commencement of Fund operations on August 30, 2006.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

           TOP 5 HOLDINGS

SECURITY          % OF INVESTMENTS*
--------          -----------------
TeliaSonera             0.5%
BP                      0.5
Credit Agricole         0.5
TOTAL                   0.5
Outokumpu               0.5

*    Excludes any Short-Term Investments.

          GEOGRAPHIC ALLOCATION
          ---------------------

              (PIE CHART)

                        % of Investments
                        ----------------
Continental Europe            43.4%
United Kingdom                13.0
Japan                         12.8
Emerging Markets              11.7
Pacific ex-Japan               9.3
North America                  7.4
Short-Term Investment          2.4

SCHRODER EMERGING MARKET EQUITY FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 19, 2008)

PERFORMANCE

In the six months ending April 30, 2008, the Schroder Emerging Market Equity Fund (the "Fund") fell 11.25% (Investor Shares) and 11.27% (Advisor Shares), compared to the Morgan Stanley Capital International Emerging Markets Index (the "Index"), a broad-based basket of international stocks, which fell 10.28% during the same period.

MARKET BACKGROUND

Global emerging equity markets delivered a negative return over the period. Emerging markets experienced a sharp sell-off at the beginning of 2008 as investors' appetite for risk declined. This occurred against a background of continuing uncertainties about the prospects for the U.S. and global economies and ongoing concerns about problems in global credit markets. Although markets remained volatile as the year progressed, risk appetite improved somewhat in the closing weeks of the period (with some investors taking the view that the worst of the 'credit crunch' may have passed) and emerging equity markets rallied strongly.

Turkey, China and the Philippines were the weakest performing markets over the period. The Turkish market is particularly sensitive to changes in risk appetite, while increased domestic political tensions were also a negative. China underperformed significantly, following the strong performance delivered by this market for much of 2007. The People's Bank of China continued with its policy of monetary tightening, while data was released showing consumer price inflation hitting 8.7% year-on-year (driven to a large extent by severe weather-related supply disruptions). This was the highest level in over a decade, and raised investor concerns about further monetary policy tightening. The relatively small Philippines market fell sharply, with rising inflation a concern for investors.

The Indian market also underperformed by a wide margin despite strong growth data as inflation started to rise and valuations looked increasingly expensive relative to other markets.

The relatively small Moroccan market delivered the best returns among emerging markets, while Brazil also outperformed other emerging markets by a wide margin. Evidence of the continuing strength of Brazil's economy included the release of data showing fourth quarter GDP growing by 6.2% year-on-year, which was ahead of consensus expectations. The Brazilian market was also boosted by strength in commodity prices. Other emerging markets that performed well were the relatively small Jordanian, Egyptian and Colombian markets. The Argentine market also performed well, gaining from the strong performance of Index heavyweight oil services and equipment company TENARIS.

PORTFOLIO REVIEW

Fund performance was behind the Index over the period. Although our relatively high exposure to the outperforming Brazilian market added value this was outweighed by the negative impact of stock selection. Overweights in the underperforming Korean and Turkish markets also held back relative returns, as did our choice of stocks in these markets. On the positive side, security selection in China added value, as did our underweight in the underperforming Indian market. An overweight in Thailand (which outperformed) added value as did stock selection in this market. The Fund's cash holdings also boosted relative returns, given the weak market conditions over the period.

The Fund's portfolio has remained consistently overweight Russia (robust economic fundamentals), Brazil (valuations and earnings growth are reasonable) and Korea (attractive valuations) over the past six months. We raised our exposure to Israel, after valuations became more attractive. We reduced the size of the Fund's underweight in India (valuations have improved although this market is still not cheap and we have concerns about inflation). We reduced the Fund's exposure to South Africa because of the deteriorating economic outlook and the acute power shortages. The South African rand also appears to be vulnerable. We also reduced exposure to Taiwan. Although relations with China should improve following recent elections, this market is particularly vulnerable to slowing growth in the developed economies.

SCHRODER EMERGING MARKET EQUITY FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 19, 2008)

OUTLOOK

Against an uncertain near-term background we are maintaining a cautious stance. There is still a risk that the economic slowdown in the developed economies will be worse than expected and that the recent market strength will prove to be a false dawn. Although the emerging economies have decoupled from the U.S. to some extent and the medium- to longer-term outlook for emerging markets remains positive, they still remain vulnerable to short-term market volatility and a global recession. Global emerging markets ("GEMs") are attractively valued and earnings growth is likely to remain robust in 2008. However, with volatility likely to remain high in the near term markets could see further weakness. Given our positive medium- to long-term outlook for emerging markets we would view further weakness as a buying opportunity for GEMs.

PERFORMANCE INFORMATION

                                                     One Year        Annualized
                                                       Ended           Since
                                                  April 30, 2008   Inception (a)
                                                  --------------   -------------
Schroder Emerging Market Equity Fund --
   Investor Shares ............................       27.97%           25.17%
   Advisor Shares .............................       27.80%           24.90%

(a)  From commencement of Fund operations on March 31, 2006.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                    TOP 5 HOLDINGS

SECURITY                           % OF INVESTMENTS*
--------------------------------   -----------------
OAO Gazprom ADR                           5.7%
MSCI Daily Trust Net Brazil USD,
   Expires 03/05/09                       3.7
Petroleo Brasileiro ADR                   3.7
China Mobile                              3.6
MSCI Daily Total Return
   Net Emerging Markets India,
   Expires 10/25/08                       2.6

*    Excludes any Short-Term Investments.

                GEOGRAPHIC ALLOCATION
                ---------------------

                   (PIE CHART)

                                   % of Investments
                                   ----------------
Asia/Far East                            53.3%
Latin America                            21.0
Europe                                   15.7
Mid-East                                  4.0
Africa                                    2.6
Short-Term Investment                     3.4

SCHRODER U.S. OPPORTUNITIES FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 19, 2008)

PERFORMANCE

In the six months ended April 30, 2008, the Schroder U.S. Opportunities Fund (the "Fund") fell 7.85% (Investor Shares) and 7.96% (Advisor Shares) compared to the Russell 2000 Index (the "Index"), a broad-based basket of stocks with characteristics similar to the Fund's portfolio, which fell 12.92%.

The Fund's outperformance of the Index was driven by strong stock selection. In particular, stock selection in the technology, health care and consumer discretionary sectors contributed to performance. Stock selection detracted in only two sectors: utilities and autos and transportation.

MARKET BACKGROUND

The six months under review were turbulent for small cap stocks. Small companies generally produced weak returns over this time as the Federal Reserve reduced the Federal Funds rate from 4.50% on October 31, 2008 to 2.00% as of April 30, 2008 and held out the possibility of another rate cut in the future. In addition to the market turmoil around the subprime mortgage crisis and housing market correction, overall economic and market conditions -- such as sluggish growth over the past two quarters in the U.S. economy -- were unfavorable for investors.

PORTFOLIO REVIEW

During the six-month period under review the Fund performed well relative to its Index, with stock selection adding value in six out of ten sectors. Strong contributors to outperformance were GARTNER (an information technology research company) and PERRIGO (a company which manufactures and markets over-the-counter drugs); both announced strong Q1 2008 earnings due to record sales and profit revenues. RENT-A-CENTER (offers household durable products for rent) also added significant value to the Fund's portfolio. The company's profits doubled in the first quarter as sales at existing stores boosted overall revenue.

Within the utilities sector, the Fund's holding in PAETEC HOLDINGS (provides integrated communications services) hurt performance and shares of HORIZON LINES (engages in container shipping and integrated logistics operations) fell as well. HORIZON LINES missed first quarter earnings estimates and announced a dim outlook for the year.

OUTLOOK

We believe that U.S. economic growth will continue at a slower rate well into next year. The housing market continues to be a concern, with the number of new starts declining and the inventory of unsold homes growing across America. The impact of this slowdown, combined with high oil and gas prices, threatens consumer spending, especially with savings rates already at historically low levels. Although consumers have so far remained resilient, we believe that they will eventually cut back on discretionary spending. Corporate balance sheets, however, are on the whole quite healthy -- profits are good and companies are increasingly focused on generating returns for shareholders.

We believe that our fundamental-based research process will continue to identify stocks selling at discounts to their fair values in what we believe has become a stockpicker's market -- a market that will not likely reward broad ownership of sectors or industries, but rather individual securities.

SCHRODER U.S. OPPORTUNITIES FUND

PERFORMANCE INFORMATION

                                                  One Year Ended    Five Years Ended      Ten Years Ended
                                                  April 30, 2008   April 30, 2008 (c)   April 30, 2008 (c)
                                                  --------------   ------------------   ------------------
Schroder U.S. Opportunities Fund (a)(b) --
   Investor Shares.............................       (0.36)%           18.80%                9.96%
   Advisor Shares..............................       (0.58)%           18.53%(d)             9.69%(d)

(a) The portfolio manager primarily responsible for making investment decisions for the Fund assumed this responsibility effective January 2, 2003. The performance results for periods prior to January 2, 2003 were achieved by the Fund under a different portfolio manager.

(b) Effective May 1, 2006, the combined advisory and administrative fees of the Fund increased to 1.00% per annum. If the Fund had paid such higher fees during prior periods, the returns of the Fund would have been lower.

(c)  Average annual total return.

(d) The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND/OR REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                   TOP 5 HOLDINGS

SECURITY                       % OF INVESTMENTS*
----------------------------   -----------------
St. Mary Land & Exploration            2.1%
Scientific Games Class A               2.0
Dresser-Rand Group                     2.0
Reinsurance Group of America           1.7
Valueclick                             1.5

*    Excludes any Short-Term Investments.

                 SECTOR ALLOCATION

SECTOR                         % OF INVESTMENTS
----------------------------   ----------------
Consumer Discretionary               17.1%
Technology                           16.6
Financial Services                   14.2
Health Care                          12.1
Other Energy                          9.8
Materials & Processing                7.1
Producer Durables                     6.7
Utilities                             3.6
Autos & Transportation                2.1
Consumer Staples                      0.7
Short-Term Investment                10.0

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 19, 2008)

PERFORMANCE

In the six months ended April 30, 2008, the Schroder U.S. Small and Mid Cap Opportunities Fund (the "Fund") fell 7.06% (Investor Shares) and 7.24% (Advisor Shares) compared to the Russell 2500 Index (the "Index"), a broad-based basket of stocks with characteristics similar to the Fund's portfolio, which fell 10.90%.

The Fund's outperformance of the Index was driven by strong stock selection. In particular, stock selection in the financial services, technology and consumer discretionary sectors contributed to performance. Stock selection within the materials and processing and the utilities sectors detracted from relative performance during the six-month period.

MARKET BACKGROUND

Overall, U.S. small and mid cap stocks were in negative territory during the six-month period under review. Volatility in the U.S. market continued during the period from the sharp correction in August while the Federal Reserve reduced the Federal Funds rate from 4.50% on October 31, 2007 to 2.00% on April 30, 2008. In addition to the market turmoil around the subprime mortgage crisis and housing market correction, overall economic and market conditions -- such as sluggish growth over the past two quarters in the U.S. economy -- were unfavorable for investors.

PORTFOLIO REVIEW

During the six months under review, the Fund benefited from particularly good stock selection in the financial services, technology and consumer discretionary sectors. The Fund's holdings in the materials and processing and the utilities sectors detracted the most from relative performance.

At the stock level, the most positive contributor was WESTAMERICA BANCORPORATION (a provider of banking services in California), due to its "safe-haven" status among the regional banks. ROSS STORES (a retail apparel and home accessories store company) added significant value to the Fund's portfolio. The company announced that it benefited from the weakening economic environment as consumers are hunting for bargains.

PNM RESOURCES (engages in energy-related businesses) detracted the most from performance. The company's shares fell 22% after it missed first quarter earnings estimates. The company reported significant losses due to planned outages, write-offs and losses due to current economic conditions.

OUTLOOK

We believe that U.S. economic growth will continue at a slower rate well into next year. The housing market continues to be a concern, with the number of new starts declining and the inventory of unsold homes growing. The impact of this slowdown, combined with high oil and gas prices, threatens consumer spending, especially with savings ratios already at historically low levels. Although consumers have so far remained resilient, we believe that they will eventually cut back on discretionary spending. Corporate balance sheets, however, are on the whole quite healthy -- profits are good and companies are increasingly focused on generating returns for shareholders.

We believe that our fundamental-based research process will continue to identify stocks selling at discounts to their fair values in what we believe has become a stockpicker's market -- a market that will not likely reward broad ownership of sectors or industries, but rather individual securities.

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

PERFORMANCE INFORMATION

                                                           One Year        Annualized
                                                             Ended           Since
                                                        April 30, 2008   Inception (a)
                                                        --------------   -------------
Schroder U.S. Small and Mid Cap Opportunities Fund --
   Investor Shares ..................................        2.76%           7.74%
   Advisor Shares ...................................        2.41%           7.49%

(a)  From commencement of Fund operations on March 31, 2006.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                TOP 5 HOLDINGS

                                   % OF
SECURITY                       INVESTMENTS*
--------                       ------------
Amdocs                              3.1%
Scientific Games Class A            3.1
Barr Pharmaceuticals                2.8
DaVita                              2.7
Reinsurance Group of America        2.4

*    Excludes any Short-Term Investments.

              SECTOR ALLOCATION

                                   % OF
SECTOR                          INVESTMENTS
------                         ------------
Technology                         17.1%
Consumer Discretionary             16.7
Financial Services                 13.2
Health Care                        12.5
Materials & Processing             10.3
Other Energy                        9.2
Utilities                           6.1
Producer Durables                   5.2
Consumer Staples                    0.9
Autos & Transportation              0.7
Short-Term Investment               8.1

SCHRODER NORTH AMERICAN EQUITY FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 19, 2008)

PERFORMANCE

In the six months ended April 30, 2008, the Schroder North American Equity Fund (the "Fund") fell 9.26% (Investor Shares) and 9.37% (Advisor Shares) compared to the FTSE North American Index (the "Index"), a broad-based basket of North American stocks, which fell 9.37%. For the same six-month period, the S&P 500 Index fell by 9.64%.

MARKET BACKGROUND

It was a volatile period for equity markets as the credit crisis pushed the U.S. economy close to a recession. The U.S. Federal Reserve (the "Fed") took aggressive action in an attempt both to avert a protracted slowdown in the U.S. economy (cutting interest rates by 250 basis points to 2.00%) and to restore confidence in the financial system. The Fed facilitated the rescue of Bear Stearns by JP Morgan Chase in March which marked a turning point in terms of sentiment, offering the hope that the Fed would successfully protect other participants and not allow the credit crunch to undermine the financial system.

Markets became very narrow towards the end of 2007 as the threat of a U.S. recession increased. Resources stocks outperformed, supported by rising oil and other commodity prices and takeover speculation in the materials sector. Defensive sectors like consumer staples and utilities also outperformed in the risk-averse market environment, whereas the technology and telecommunications sectors performed poorly. The financials sector was weakest and consumer discretionary stocks also underperformed as high oil prices and falling U.S. house prices undermined the outlook for U.S. consumer spending.

PORTFOLIO REVIEW

The Fund's portfolio consists of multiple small stock positions diversified across sectors and industries. The Fund invests in stocks offering a favorable combination of value, quality and momentum and top-down risk is tightly controlled through narrow limits on sector weights versus the Index.

The Fund's exposure to the financials sector increased in the review period. We introduced a new quality measure, based on leverage and liquidity risk, in an attempt to identify higher quality banks and insurance stocks leading the Fund to reposition its holding to emphasize these. Good relative performance from the Fund's pharmaceuticals holdings prompted some changes within the healthcare sector, switching from these to underperforming healthcare providers. Reductions were made to the materials and utilities sectors following strong relative performance, and to semiconductor and communications equipment stocks which had outperformed within the technology sector.

For the six-month period under review performance was the result of small positive contributions across a number of sectors. Within the consumer discretionary sector the Fund benefited from being slightly underweight underperforming media and retail companies as well as good relative returns from its restaurants stocks. Good returns from road and rail and machinery stocks in the industrials sector and semiconductors and communications equipment holdings within technology added value, and the Fund successfully avoided underperforming large cap telecommunications. The Fund underperformed the Index in the materials sector as a result of being underweight thematic chemicals stocks, particularly those benefiting from surging food and agricultural commodity prices.

OUTLOOK

The recent improvement in investors' sentiment has supported equity markets of late, although there has been little sign of easing in the near-term outlook for the U.S. economy while earnings momentum appears to be declining. By investing in stocks offering good value, high quality and positive momentum, we believe that the Fund is well positioned to outperform its benchmark in most major market environments.

SCHRODER NORTH AMERICAN EQUITY FUND

PERFORMANCE INFORMATION

                                            One Year      Annualized
                                             Ended           Since
                                         April 30, 2008    Inception
                                         --------------   ----------
Schroder North American Equity Fund --
   Investor Shares ...................       (3.33)%       9.47%(a)
   Advisor Shares ....................       (3.65)%       9.13%(b)

(a) The Investor Shares commenced operations on September 17, 2003.

(b) The Advisor Shares commenced operations on March 31, 2006. The performance information provided in the above table for periods prior to March 31, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                  TOP 5 HOLDINGS

                                          % OF
SECURITY                              INVESTMENTS
-----------------------------------   -----------
Exxon Mobil                               3.6%
General Electric                          2.2
Microsoft                                 1.9
AT&T                                      1.9
Procter & Gamble                          1.6

                SECTOR ALLOCATION

                                          % OF
SECTOR                                INVESTMENTS
-----------------------------------   -----------
Manufacturing                            44.5%
Finance, Insurance and Real Estate       20.8
Transportation, Communications,
   Electric, Gas and Sanitary
   Services                              10.3
Services                                  8.4
Retail Trade                              6.7
Mining                                    6.2
Agriculture, Forestry and Fishing         1.6
Wholesale Trade                           0.9
Short-Term Investment                     0.6

SCHRODER TOTAL RETURN FIXED INCOME FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 19, 2008)

PERFORMANCE

During the six months ended April 30, 2008, the Schroder Total Return Fixed Income Fund (the "Fund") rose 4.08% (Investor Shares) and 4.05% (Advisor Shares), compared to the Lehman U.S. Aggregate Bond Index (the "Index"), a broad-based basket of U.S. debt securities, which rose 4.08%. The Fund remained biased toward owning fewer corporate bonds and more Treasuries versus the benchmark.

MARKET BACKGROUND

In the six months under review, the broad U.S. bond market (up 4.08%, as measured by the Lehman U.S. Aggregate Bond Index) outperformed the stock market (down 9.64%, as measured by the S&P 500 Index). The bond market performed well over the six months under review as the Federal Reserve (the "Fed") reduced the Fed Funds rate to 2.00% as of April 30, 2008. Oil rose 50% during the same period in price, sparking inflation fears while economic data was generally weak. Bond investors pulled back from riskier parts of the market and demanded greater compensation via wider yield spreads, despite continued risk taking as evident by higher mergers and acquisitions levels. The six months under review were volatile for bond investors as the U.S. continued to be weighed down by recession fears. Indeed, some forecasters believe the impact of the credit crisis and the ongoing problem with sub-prime loans have already pushed the economy into a recession. The Fed moved aggressively to inject liquidity into financial markets and bolster confidence in the financial system. Financial markets responded favorably to the Fed actions, though the overall response was tepid and reversed just part of the year-to-date increase in risk premiums.

PORTFOLIO REVIEW

In the six months under consideration, the Fund performed in line with the Index. The Fund's bias toward owning fewer corporate securities and more Treasuries versus the benchmark contributed to performance at the beginning of the review period as risk aversion in the markets spiked considerably. The Fund's overexposure in both residential and commercial mortgage-backed securities toward the latter half of the reporting period also contributed positively to performance. Additionally, the Fund's exposure to the steepening yield curve had positive impact on performance early in the reporting period. Yield curve steepening and a slight underweight in corporate securities contributed to negative performance towards the end of the reporting period.

OUTLOOK

Risk markets have rallied around the Fed's action to provide support to the financial markets. While we believe the financial crisis does indeed appear to have peaked, economic weakness is likely to persist as home prices continue to decline nationally, job growth is negative and consumer savings remain low. Credit also continues to tighten at banks, whose balance sheets are in need of substantial repair even after the large capital injections that have occurred since last fall. A period of prolonged below-trend growth, even if not outright recession, makes a case for an eventual return to risk-averse markets.

The Fund intends to continue to overweight Treasuries and underweight corporates as we expect the bear market for credit to be reasserted once short covering ends and earnings expectations begin to reflect the weaker earnings environment. The Fund is also positioned for a steeper yield curve. Elevated LIBOR spreads demonstrated remaining problems with bank liquidity which will keep short-term rates lower for longer than currently discounted, while commodity price inflation is beginning to trickle into inflation expectations.

SCHRODER TOTAL RETURN FIXED INCOME FUND

PERFORMANCE INFORMATION

                                                     One Year        Annualized
                                                       Ended           Since
                                                  April 30, 2008   Inception (a)
                                                  --------------   -------------
Schroder Total Return Fixed Income Fund --
   Investor Shares ............................        6.17%           4.62%
   Advisor Shares .............................        5.91%           4.34%

(a)  From commencement of Fund operations on December 31, 2004.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                    TOP 5 HOLDINGS

SECURITY                           % OF INVESTMENTS
--------                           ----------------
General Electric Capital 2.434%,
   6/27/08                                9.3%
Toyota Motor Credit 2.422%,
   6/10/08                                8.4
U.S. Treasury Note 2.125%,
   4/30/10                                7.0
GNMA 5.000%, 05/15/34                     5.1
Citigroup Funding 2.927%,
   5/21/08                                4.6

                  SECTOR ALLOCATION

SECTOR                             % OF INVESTMENTS
------                             ----------------
U.S. Government Mortgage- Backed
   Obligations                          26.6%
Commercial Paper                        25.3
U.S. Treasury Obligations               22.7
Corporate Obligations                   12.0
Commercial Mortgage-Backed
   Obligations                           7.1
Collateralized Mortgage
   Obligations                           5.0
Asset-Backed Securities                  0.1
Short-Term Investment                    1.2

SCHRODER MUNICIPAL BOND FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 19, 2008)

PERFORMANCE

In the six months ended April 30, 2008, the Schroder Municipal Bond Fund (the "Fund") fell 2.42% (Investor Shares) and 2.54% (Advisor Shares) compared to the Lehman 5-Year Municipal Bond Index (the "Index"), a broad-based basket of intermediate-term municipal debt securities, which rose 3.38%.

The Fund underperformed the benchmark for the first five months of the period and began to gain ground against the benchmark through the month of April. Both the underperformance of the Fund relative to the benchmark as well as the more recent outperformance in the month of April can be primarily attributed to the downward pricing of Percent of LIBOR notes ("PLNs") which accounts for approximately 15% of the Fund's portfolio. Since the credit crunch began last August, these tax-exempt floating rate notes have been priced as fixed rate long-term bonds with no recognition of the quarterly reset. Coupled with distressed sales of PLNs from non-traditional holders such as hedge funds and municipal arbitrages, prices on PLNs have fallen. Starting in April of this year, PLN prices began to appreciate. We believe the market prices for these securities will continue to improve over time assuming appropriate pricing of their credit risk and market recognition of their superior yields to cash-like or floating rate alternatives.

MARKET BACKGROUND

In the six-month period, the broad U.S. bond market (up 4.08%, as measured by the Lehman U.S. Aggregate Bond Index) outperformed the stock market (down 9.64%, as measured by the S&P 500 Index). The municipal bond market, meanwhile, under-performed the taxable markets. The Lehman Municipal Bond Index (which contains tax-exempt municipal bonds with maturities across the yield curve) returned 1.48% for the six-month period while the Lehman U.S. Aggregate Bond Index (comprised of taxable securities) returned 4.08% for the period.

The bond market continued its rocky ride over the six months under review. The turmoil in the market spurred a global flight to safety which drove Treasury yields to their lowest point since 2004. The performance of the bond market shifted through the period as investors reassessed their view on the extent to which interest rates would fall. The municipal market felt the effects of the sub-prime mortgage crisis through the steady downgrades of the monoline insurers and the failing auction rate market. The monoline insurers also back mortgage-related debt in addition to insuring municipal credit. Due in part to the uncertainty around the insurers and the lack of foreign investment in municipals, the municipal market did not experience the same flight to quality. The result of the diverging markets has been a yield ratio of Municipals to Treasuries that has been over 100% for much of the last six months.

The long-term viability of the monoline insurers cast a shadow over the municipal market as investors grappled with the steady stream of downgrades starting in December with the downgrade of ACA Financial Guaranty. Over the next several months, almost all of the insurers were either downgraded or placed on a negative watch/outlook by Moody's, S&P or Fitch. At the end of April, only Financial Security Assurance and Assured Guaranty carried AAA ratings from all three rating agencies and had stable outlooks.

Problems afflicting the economy and financial systems also spread to the auction rate market. Prior to the first quarter of 2008, the auction rate market had generally been perceived as a liquid market. Starting in February, auction rates began failing en masse. Banks were reluctant to take the assets back on their books, and investors were left holding the bag with limited access to their cash. The issuing municipalities saw the price of borrowing money rise to rates reaching as high as 20%. For those investors able to hold a long bond, the rising auction rates marked an opportunity to gain yield while maintaining the same level of credit quality. Investors who had used auction rates as a cash equivalent, however, were left with no access to cash. At the end of the period, auction rates were still failing and many municipalities were reissuing their auction rate debt as variable rate demand notes or fixed rate long-term bonds.

Over the six months, rates across the Treasury curve fell significantly on the short end and fell slightly on the long end. The yield on the 2-year Treasury fell by 1.69% -- from 3.94% to 2.25% during the reporting period. The yield on the 10-year Treasury fell by 0.72% -- from 4.55% to 3.83%. On the long end of the yield curve, the 30-year Treasury yield fell from 4.75% to 4.47%, or -0.28%, during the same time period.

The yield on a 2-year AAA-rated municipal bond fell 1.11% -- from 3.38% to 2.27%. In contrast, the yield on a AAA-rated 30-year municipal bond rose 0.45% -- from 4.35% to 4.80%.

SCHRODER MUNICIPAL BOND FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 19, 2008)

PORTFOLIO REVIEW

In the six months under consideration, the Fund underperformed the Index due to price declines in its PLN holdings. Despite the defensive characteristic of quarterly resets of their coupons linked to LIBOR, the PLNs have been priced instead as long-term bonds, with no acknowledgement of their floating rate, which provides interest rate protection.

A good example of our focus on credit enhancement by selecting issues we believe to have high credit quality is the purchase of an escrowed to maturity Minneapolis, Minnesota bond with an 8.875% coupon and a stated maturity of November 2011. A portion of this bond's principal is retired annually through a sinking fund -- creating an average life or effective maturity of April 2011. The Fund purchased the bond at a yield of 3.48% to the 2011 effective maturity. Because the bond is escrowed with U.S. Treasuries, we believe it is better than any AAA-rated municipal bond -- since it cannot be downgraded. The tax-free yield on an AAA-rated municipal bond available in the market on the same day as the Minnesota purchase was 2.45%, according to the Bloomberg national municipal scale. This is typical of the bonds the Fund holds -- most are secured by third-party guarantees through insurance, a corporate guaranty, underlying mortgages, a bank letter of credit, or secured by U.S. Treasuries or a federal government agency.

One bond that underperformed during the period was Harris County, TX, a PLN. The AAA-rated Harris County, TX bond is insured by AMBAC and carries an underlying rating of AA- by S&P. The bond resets quarterly at 67% of the current three-month LIBOR plus an additional 67 basis points. As PLNs are being priced as long bonds, they have seen a corresponding decline in price. In addition, the decline in price has also been driven by large trades by distressed sellers in the market.

OUTLOOK

We intend to continue to stick to our discipline, which seeks to add value through bottom-up security selection and diversification while seeking to exploit the inefficiencies in the municipal bond market, which is highly fragmented in nature and geographically dispersed. Due to these inefficiencies, we have been able to find what we believe is high relative value in tax-exempt municipals with high credit quality and expect to continue to invest in these types of securities while at the same time maintaining duration close to the benchmark.

SCHRODER MUNICIPAL BOND FUND

PERFORMANCE INFORMATION

                                                                     Annualized
                                                  One Year Ended       Since
                                                  April 30, 2008   Inception (a)
                                                  --------------   -------------
Schroder Municipal Bond Fund --
   Investor Shares ............................       (1.70)%          2.52%
   Advisor Shares .............................       (1.95)%          2.26%

(a)  From commencement of Fund operations on December 31, 2003.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                 TOP 10 STATES

STATE                              % OF INVESTMENTS
-----                              ----------------
Pennsylvania                             11.9%
Texas                                     8.3
Illinois                                  7.6
California                                7.6
Florida                                   6.8

STATE                              % OF INVESTMENTS
-----                              ----------------
Arizona                                   5.2%
Ohio                                      5.1
Missouri                                  4.9
New Jersey                                4.6
New York                                  4.3

SCHRODER SHORT-TERM MUNICIPAL BOND FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 19, 2008)

PERFORMANCE

In the six months ended April 30, 2008, the Schroder Short-Term Municipal Bond Fund (the "Fund") fell 1.50% (Investor Shares) and 1.73% (Advisor Shares), compared to the Lehman 1-Year Municipal Bond Index (the "Index"), a broad-based basket of short-term municipal debt securities, which rose 2.77%.

The Fund underperformed the Index for the first five months of the period and began to gain ground against the Index through the month of April. Both the underperformance of the Fund relative to the Index as well as the more recent outperformance in the month of April can be primarily attributed to the Fund's approximate 15% weighting in Percent of LIBOR notes ("PLNs"). Since the credit crunch began in August, these tax-exempt floating rate notes have been priced as fixed rate long-term bonds with no recognition of the quarterly reset. Coupled with distressed sales of PLNs from non-traditional holders such as hedge funds and municipal arbitrages, prices on PLNs have fallen. Starting in April of this year, PLN prices began to appreciate. We believe the market prices for these securities will continue to improve over time assuming appropriate pricing of their credit risk and market recognition of their superior yields to cash-like or floating rate alternatives.

MARKET BACKGROUND

In the six-month period, the broad U.S. bond market (up 4.08%, as measured by the Lehman U.S. Aggregate Bond Index) outperformed the stock market (down 9.64%, as measured by the S&P 500 Index). The municipal bond market, meanwhile, under-performed the taxable markets. The Lehman Municipal Bond Index (which contains tax-exempt municipal bonds with maturities across the yield curve) returned 1.48% for the six-month period while the Lehman U.S. Aggregate Bond Index (comprised of taxable securities) returned 4.08% for the period.

The bond market continued its rocky ride over the six months under review. The turmoil in the market spurred a global flight to safety which drove Treasury yields to their lowest point since 2004. The performance of the bond market shifted through the period as investors reassessed their view on the extent to which interest rates would fall. The municipal market felt the effects of the subprime mortgage crisis through the steady downgrades of the monoline insurers and the failing auction rate market. The monoline insurers also back mortgage related debt in addition to insuring municipal credit. Due in part to the uncertainty around the insurers and the lack of foreign investment in municipals, the municipal market did not experience the same flight to quality. The result of the diverging markets has been a yield ratio of Municipals to Treasuries that has been over 100% for much of the last six months.

The long-term viability of the monoline insurers cast a shadow over the municipal market as investors grappled with the steady stream of downgrades starting in December with the downgrade of ACA Financial Guaranty. Over the next several months, almost all of the insurers were either downgraded or placed on a negative watch/outlook by Moody's, S&P or Fitch. At the end of April, only Financial Security Assurance and Assured Guaranty carried AAA ratings from all three rating agencies and had stable outlooks.

Problems afflicting the economy and financial systems also spread to the auction rate market. Prior to the first quarter of 2008, the auction rate market had generally been perceived as a liquid market. Starting in February, auction rates began failing en masse. Banks were reluctant to take the assets back on their books, and investors were left holding the bag with limited access to their cash. The issuing municipalities saw the price of borrowing money rise to rates reaching as high as 20%. For those investors able to hold a long bond, the rising auction rates marked an opportunity to gain yield while maintaining the same level of credit quality. Investors who had used auction rates as a cash equivalent, however, were left with no access to cash. At the end of the period, auction rates continued to fail, and many municipalities were reissuing their auction rate debt as variable rate demand notes or fixed rate long-term bonds.

Over the six months, rates across the Treasury curve fell significantly on the short end and fell slightly at the long end. The yield on the 2-year Treasury fell by 1.69% -- from 3.94% to 2.25% during the reporting period. The yield on the 10-year Treasury fell by 0.72% -- from 4.55% to 3.83%. On the long end of the yield curve, the 30-year Treasury yield fell from 4.75% to 4.47%, or -0.28%, during the same time period.

The yield on a 2-year AAA-rated municipal bond fell 1.11% -- from 3.38% to 2.27%. In contrast, the yield on a AAA-rated 30-year municipal bond rose 0.45% -- from 4.35% to 4.80%.

SCHRODER SHORT-TERM MUNICIPAL BOND FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 19, 2008)

PORTFOLIO REVIEW

In the six-month period ended April 30, 2008, the Fund underperformed the Index primarily due to the downward pricing of PLNs. Despite the defensive characteristic of quarterly resets of their coupons linked to LIBOR, PLNs have been priced instead as long-term bonds, with no acknowledgement of their floating rate, which provides interest rate protection. Escrowed to maturity and prerefunded bonds generally held their value through the period.

A good example of our focus on credit enhancement by selecting issues we believe to have high credit quality is the purchase of an escrowed to maturity Omaha Power Electric bond with a 6.15% coupon and a stated maturity of February 2012. A portion of the bond's principal is retired annually through a sinking fund -- creating an average life or effective maturity of August 2010. The Fund purchased the bond at a yield of 3.55% to the 2010 effective maturity.

Because the bond is escrowed with US Treasuries, we believe it is better than any AAA-rated municipal bond -- since it cannot be downgraded. The tax-free yield on an AAA-rated municipal bond available in the market on the same day as the Omaha Power purchase was 3.07%, according to the Bloomberg national municipal scale. This is typical of the bonds the Fund holds -- most are secured by third-party guarantees through insurance, a corporate guaranty, underlying mortgages, a bank letter of credit, or secured by U.S. Treasuries or a federal government agency.

One bond that underperformed during the period was Harris County, TX, a PLN. The AAA-rated Harris County, TX bond is insured by AMBAC and carries an underlying rating of AA- by S&P. The bond resets quarterly at 67% of the current three-month LIBOR plus an additional 67 basis points. As PLNs are being priced as long-term bonds, they have seen a corresponding decline in price. In addition, the decline in price has also been driven by large trades by distressed sellers in the market.

OUTLOOK

Our philosophy and discipline has been tested by the stressed environment that permeates the municipal market. Throughout this credit crunch, we intend to continue our discipline crafted over 30 years ago -- small cap relative value -- seeking superior levels of income in high levels of credit quality.

PERFORMANCE INFORMATION

                                             One Year Ended        Annualized
                                             April 30, 2008   Since Inception (a)
                                             --------------   -------------------
Schroder Short-Term Municipal Bond Fund --
   Investor Shares .......................       (0.36)%             2.09%
   Advisor Shares ........................       (0.71)%             1.82%

(a)  From commencement of Fund operations on December 31, 2003.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

         TOP 10 STATES

STATE          % OF INVESTMENTS
-----          ----------------
Pennsylvania         16.3%
Colorado              9.8
Illinois              9.6
California            8.3
Wisconsin             7.3

STATE          % OF INVESTMENTS
-----          ----------------
New York             5.9%
Texas                5.4
Missouri             4.0
Arkansas             3.4
Nevada               2.9

SCHRODER STRATEGIC BOND FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 19, 2008)

PERFORMANCE

In the six months ended April 30, 2008, the Schroder Strategic Bond Fund (the "Fund") rose 1.90% (Investor Shares) and 1.87% (Advisor Shares) compared to the Lehman U.S. Aggregate Bond Index (the "Index"), a broad-based basket of U.S. debt securities, which rose 4.08%. As a further measure of comparison, the LIBOR 3-Month USD Fixed Index, a widely used measure of short-term debt returns, rose 1.77%.

MARKET BACKGROUND

Prevailing market conditions remain highly volatile as the investor base remains divided on the likely path for global economic activity. The division of opinion exists not only in the developed markets, where central banks have one eye focused on economic growth and the other on rising inflationary pressures, but also in the developed versus emerging markets. Investors continue the debate over whether the strength in emerging markets will serve to support global activity in spite of a slowdown in the developed economies.

A further major factor that is dominating market sentiment is the ongoing impact of the credit crunch and its impact on the wider real economy coupled with the sharp reduction in liquidity in the global credit marketplace. Perhaps the most profound impact from the credit crunch has been seen in the banking and brokerage sectors of the economy, with the collapse of Bear Stearns a stark example of how profound the crisis has become.

The impact on global fixed income markets so far this year has been significant. In line with changing views on macro economics, government markets performed strongly in Q1 and poorly so far in Q2. 10-year U.S. yields moved from 4% to 3.30% by mid-March before rising back above 4% (at the time of writing). However, credit markets performed in reverse to government markets, in Q1 and strongly in Q2, as pessimism over economic conditions dissipated over the recent weeks.

PORTFOLIO REVIEW

Central banks are in a difficult position amid slower growth and higher inflation pressures. Whilst in the U.S. we do not expect the Fed to tighten monetary policy given the ongoing weakness of the economy, towards the end of last week, European Central Bank ("ECB") President Trichet made the surprise announcement that rates were likely to be raised in the coming months in Europe. His proclamation came despite the anticipated slower growth profile that we expect within Europe, and despite the fragility of the financial system that currently prevails.

Therefore, given the recent ECB announcement, our view on European fixed income markets has lower conviction. As a result we took action to reduce the Fund's exposure to European government short dated bonds. We remain concerned over the extent to which the market will discount higher rates and see the potential that the market might overreact and factor in more than a single rise in official interest rates. We lessened the Fund's duration given the risk that markets will begin to price in too-aggressive rate hikes.

Elsewhere, value remains in short dated government fixed income assets. In the U.S. and the UK the level of yields and the greater degree of clarity over central bank policy supports our strategy for a long position in short dated bonds. In addition, the valuation levels of U.S. agency mortgages (which we believe have a strong, implicit, guarantee from the U.S. Treasury) offer in excess of 2% more yield than that of a U.S. Treasury, and therefore represent a significant investment opportunity. We have recently increased the Fund's allocation from 30% to 35% to this sector.

OUTLOOK

Economic data is expected to decline from current levels both in the U.S. and Europe as consumption weakens and exports slow. The housing sector remains a key focus and here we have already seen a sharp decline in values.

Furthermore, employment levels are expected to fall as companies' margins are squeezed by slower consumption and higher prices, primarily from higher energy costs.

We expect yields to decline significantly in the developed markets particularly in shorter-dated bonds. We expect yield curves to steepen as rate cuts are discounted as data weakens and 2-year and 5-year bonds attract significant flows. We believe credit markets will remain under pressure in the near-term, particularly in Europe. However, as we move through the year, we anticipate a significant opportunity to buy credit, given the significant underperformance of this major sector.

SCHRODER STRATEGIC BOND FUND

PERFORMANCE INFORMATION

                                             One Year Ended        Annualized
                                             April 30, 2008   Since Inception (a)
                                             --------------   -------------------
Schroder Strategic Bond Fund --
   Investor Shares .......................        2.85%              4.00%
   Advisor Shares ........................        2.70%              3.82%

(a)  From commencement of Fund operations on June 30, 2006.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                        TOP 5 HOLDINGS

SECURITY                                       % OF INVESTMENTS
--------                                       ----------------
U.S. Treasury Note 5.125%, 5/15/16                   13.3%
Government of France 4.750%, 10/25/12                11.7
Bundesrepublik Deutschland 4.500%, 1/04/13           11.2
Swedish Government 5.500%, 10/08/12                   6.6
FHLMC Gold 5.000%, 5/01/37                            5.9

                       SECTOR ALLOCATION

SECTOR                                         % OF INVESTMENTS
------                                         ----------------
Foreign Bonds                                        42.1%
U.S. Government Mortgage-Backed Obligations          26.6
U.S. Treasury Obligations                            14.9
Corporate Obligations                                 7.2
Commercial Paper                                      2.5
Collateralized Mortgage Obligation                    1.8
Mortgage-Backed Obligations                           0.8
Short-Term Investment                                 4.1

SCHRODER MULTI-ASSET GROWTH PORTFOLIO

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 19, 2008)

PERFORMANCE

The Schroder Multi-Asset Growth Portfolio (the "Fund") commenced investment operations on December 20, 2007. In the period from inception through April 30, 2008, the Fund returned 0.90% (Investor Shares) and 0.80% (Advisor, Class A, and Class R Shares) compared to the Consumer Price Index ("CPI" or "the Index", specifically, the CPI for All Urban Consumers) which rose by 2.26%. For the same period, the MSCI World Index, a market-weighted index designed to measure the equity market performance of developed markets, declined by 2.28%.

The Fund's real return shortfall was primarily due to its positions in equity investments during an exceptionally weak first quarter for equity markets worldwide. However, the Fund's relatively underweight position in equities helped it outperform both equity markets (as measured by the S&P 500 Index, which declined 5.38% during the same period from December 20, 2007 to April 30,
2008) and a peer-group average during this period. The Fund also met its risk objective of maintaining significantly lower volatility than an equity portfolio, as annualized volatility from inception to April 30 was 10.34% versus 18.81% for the MSCI World Index and 22.38% for the S&P 500 Index. While we target real returns and examine performance against a benchmark of inflation, comparing the Fund against the MSCI World index highlights our objective of delivering returns comparable to equities but with less volatility.

MARKET BACKGROUND

Increasing concerns over the slowing global economy and the ongoing problems in credit markets have created significant amounts of volatility, making the last six months a difficult period for most global equity and credit markets. Following the collapse of the U.S. subprime mortgage market in 2007, lack of liquidity in credit markets reflected fears of further bank losses, prompting banks to retain cash rather than lend it on the wholesale money markets. As the months went on, investor concerns were further fuelled by several major U.S. banks announcing write-downs to the tune of billions of dollars. Central banks acted together in an attempt to ease financial market stress, with the U.S. Federal Reserve cutting rates aggressively during the last six months. Not surprisingly, risk aversion remained high and consequently, most risk assets underperformed, whilst government bonds outperformed over the period.

We believe these recent market falls demonstrate the importance of including alternative assets within the growth-orientated portfolio. For instance, commodities prices continued to climb higher, with crude oil pushing well over $100 per barrel. Increasing food prices regularly made the headlines as demand/supply pressures mounted. Elsewhere, select emerging market currencies performed well, strengthening against the U.S. dollar.

PORTFOLIO REVIEW

We expect a long period of fairly loose monetary and fiscal policy in Organization for Economic Cooperation and Development ("OECD") countries facing diminishing growth prospects, and rather tighter policy in developing nations more challenged by inflation. However, the two could come into conflict as Federal Reserve policy exacerbates pressures in emerging markets and commodities. Furthermore, most emerging economies have not yet sufficiently addressed their inflation problems and as a result are offering negative real interest rates.

As a result, we remain underweight risk assets such as equities; although valuations are attractive versus cash and bonds, this will provide little defense as the economic slowdown increasingly weighs upon corporate earnings. The Fund intends to begin to increase equity weightings when economic stability brings more earnings visibility and a truer picture of valuation multiples highlights attractive value opportunities ahead of a broader economic turnaround.

Among the Fund's investments in alternative asset classes, positions in commodities proved very beneficial during this period as energy and food commodity prices rose sharply. Global bonds, emerging market debt, and infrastructure investments added modest real returns, while property and private equity investments were mild detractors from performance.

Since the inception of the Fund, we have gradually reduced our allocation to equities to a low of 38%. Within U.S. equities, passive exposures to the Dow Jones Industrials Index, the S&P 500 Index and the Russell 1000 Growth Index were trimmed and European and Asian equity exposure increased. Assets were also reduced in Japanese and EAFE equity passive vehicles and added to the ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH FUND.

SCHRODER MULTI-ASSET GROWTH PORTFOLIO

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 19, 2008)

Assets allocated to fixed income were steadily increased early in 2008, as we built positions in SCHRODER STRATEGIC BOND FUND, PIMCO DEVELOPING LOCAL MARKETS DEBT FUND and GOLDMAN SACHS GLOBAL HIGH YIELD FUND to take advantage of more attractive risk-adjusted yields and emerging markets currencies.

The Fund's commodities exposure was trimmed to take profits from continued price strength and then topped up again after short-term weakness, and more funds were allocated to commercial real estate (especially outside the United States) and absolute return funds. The private equity position was also reduced as private equity funds will find leverage terms increasingly onerous in a weak global environment for credit.

OUTLOOK

The macro backdrop deteriorated further over the reporting period, leading us to cut our global economic growth forecast, while at the same time increasing our inflation predictions. We believe that uncertainties over the extent of this slowdown -- as well as further tensions in the credit markets -- will continue to weigh on markets and be reflected through continued high levels of volatility in the shorter term. However, the turbulence has already presented some interesting opportunities for long-term investors. Sub-investment grade bond yields are now looking attractive while select equity markets are also offering value at current levels. Elsewhere, we remain positive on select emerging market currencies -- particularly those of southeast Asia -- as we anticipate that policies aimed at curbing inflationary pressures may result in currency appreciation.

PERFORMANCE INFORMATION

                                              Inception to
                                           April 30, 2008 (a)
                                           ------------------
Schroder Multi-Asset Growth Portfolio --
   Investor Shares .....................          0.90%
   A Shares ............................          0.80%
   Advisor Shares ......................          0.80%
   R Shares ............................          0.80%

(a) Cumulative total return from commencement of Fund operations (December 20, 2007). Not annualized.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                           TOP 5 HOLDINGS

SECURITY                                       % OF INVESTMENTS*
--------                                       -----------------
Schroder U.S. Small and Mid Cap
   Opportunities Fund                                11.4%
Goldman Sachs High Yield Fund                        10.5
PIMCO Developing Local Markets Fund                   9.0
PIMCO Commodity RealReturn Strategy Fund              8.6
iShares S&P World ex-U.S. Property
   Index Fund                                         6.1


*    Excludes any Short-Term Investments.

SCHRODER INTERNATIONAL ALPHA FUND

SCHEDULE OF INVESTMENTS
APRIL 30, 2008 (UNAUDITED)

  Shares                                                              Value $
---------                                                          -------------
               COMMON STOCK - 94.6%
               BRAZIL - 2.1%
       7,613   Unibanco - Uniao de Bancos Brasileiros GDR              1,107,006
                                                                   -------------
               CANADA - 4.1%
      28,438   Cameco                                                    988,791
      12,454   Niko Resources                                          1,125,548
                                                                   -------------
                                                                       2,114,339
               CHINA - 2.8%
       7,500   Ctrip.com International ADR                               465,450
   1,256,000   Industrial & Commercial Bank of China Class H             994,408
                                                                   -------------
                                                                       1,459,858
               DENMARK - 1.7%
      25,896   Danske Bank                                               898,508
                                                                   -------------
               FRANCE - 3.9%
      27,398   AXA                                                     1,022,511
      14,019   Suez                                                      995,839
                                                                   -------------
                                                                       2,018,350
               GERMANY - 7.0%
      11,345   Adidas                                                    726,011
       3,943   E.ON                                                      804,630
       6,975   Linde                                                   1,024,694
       9,249   Siemens                                                 1,091,201
                                                                   -------------
                                                                       3,646,536
               GREECE - 2.3%
      37,898   EFG Eurobank Ergasias                                   1,176,232
                                                                   -------------
               HONG KONG - 7.1%
     422,000   China Unicom                                              914,060
   1,874,000   Denway Motors                                             954,662
     338,000   Shangri-La Asia                                           936,829
      78,000   Swire Pacific Class A                                     912,307
                                                                   -------------
                                                                       3,717,858
               ISRAEL - 4.7%
     130,894   Makhteshim-Agan Industries                              1,205,985
      26,125   Teva Pharmaceutical Industries ADR                      1,222,128
                                                                   -------------
                                                                       2,428,113
               ITALY - 2.0%
     137,760   Intesa Sanpaolo                                         1,032,883
                                                                   -------------
               JAPAN - 12.8%
         111   Central Japan Railway                                   1,088,863
      31,100   Honda Motor                                               987,017
      34,400   Mitsubishi                                              1,104,982
     114,000   Sekisui Chemical                                          829,948
      23,700   Square Enix                                               772,677
     162,000   Toray Industries                                        1,009,579
      44,900   Ushio                                                     849,810
                                                                   -------------
                                                                       6,642,876

  Shares                                                              Value $
---------                                                          -------------
               LUXEMBOURG - 2.8%
      16,429   ArcelorMittal                                           1,456,867
                                                                   -------------
               MEXICO - 1.8%
     314,009   America Movil                                             908,418
                                                                   -------------
               NETHERLANDS - 4.3%
      22,116   Koninklijke Philips Electronics                           833,843
      37,000   SBM Offshore                                            1,418,700
                                                                   -------------
                                                                       2,252,543
               NORWAY - 2.1%
      53,495   Telenor                                                 1,082,937
                                                                   -------------
               SINGAPORE - 3.7%
      60,784   Jardine Strategic Holdings                              1,053,995
     195,000   Keppel Land                                               871,460
                                                                   -------------
                                                                       1,925,455
               SOUTH KOREA - 2.5%
      29,869   Daewoo Shipbuilding & Marine Engineering                1,299,882
                                                                   -------------
               SWITZERLAND - 8.7%
       2,333   Nestle                                                  1,119,101
       8,338   Roche Holding                                           1,390,606
      66,644   STMicroelectronics                                        783,460
       4,204   Syngenta                                                1,255,803
                                                                   -------------
                                                                       4,548,970
               UNITED KINGDOM - 18.2%
      57,655   Admiral Group                                             998,320
      83,223   Barclays                                                  755,264
     141,878   Rexam                                                   1,262,890
      11,633   Rio Tinto                                               1,366,997
      92,891   Rolls-Royce Group                                         810,686
     238,492   Sage Group                                                937,810
     129,251   Tesco                                                   1,102,316
      84,737   Venture Production                                      1,249,947
      81,745   WPP Group                                               1,005,115
                                                                   -------------
                                                                       9,489,345
                                                                   -------------
               TOTAL COMMON STOCK
                  (Cost $48,207,611)                                  49,206,976
                                                                   -------------
               EQUITY-LINKED WARRANTS (1) (2) - 3.8%
               INDIA - 3.8%
     204,163   Infrastructure Development
                  Finance Company,
                  Expires 08/04/08                                       896,275
     136,608   Shriram Transport Finance,
                  Expires 01/18/13                                     1,088,766
                                                                   -------------
               TOTAL EQUITY-LINKED WARRANTS
                  (Cost $2,140,102)                                    1,985,041
                                                                   -------------

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL ALPHA FUND

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2008 (UNAUDITED)

  Principal
  Amount $                                                            Value $
------------                                                       -------------
               SHORT-TERM INVESTMENT - 2.1%
1,080,004      JPMorgan Chase Bank, N.A.
                  Time Deposit (Nassau), 1.820%
                  (Cost $1,080,004)                                    1,080,004
                                                                   -------------
               TOTAL INVESTMENTS - 100.5%
                  (Cost $51,427,717)                                  52,272,021
                                                                   -------------
               OTHER ASSETS LESS LIABILITIES - (0.5)%                   (239,555)
                                                                   -------------
               NET ASSETS - 100.0%                                 $  52,032,466
                                                                   =============

(1)  Securities are not readily marketable.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2008, the value of these securities amounted to $1,985,041, representing 3.8% of the net assets of the Fund.

ADR - American Depositary Receipt
GDR - Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

SCHEDULE OF INVESTMENTS
APRIL 30, 2008 (UNAUDITED)

  Shares                                                              Value $
---------                                                          -------------
            COMMON STOCK - 95.8%
            AUSTRALIA - 4.7%
   17,316   Abacus Property Group                                         22,539
    1,505   Allco Finance Group                                            1,490
    6,605   Aspen Group                                                    9,345
    3,670   Ausdrill                                                       6,629
    4,387   Boral                                                         25,737
    2,169   Caltex Australia                                              24,591
   10,757   Centro Retail Group                                            4,870
    2,895   Challenger Financial Services Group                            5,680
    1,973   City Pacific                                                   1,507
   28,723   Commonwealth Property Office Fund                             38,199
    8,799   CSR                                                           26,226
   20,282   Goodman Fielder                                               34,243
    6,051   Hastings Diversified Utilities Fund                           14,839
   16,808   ING Industrial Fund                                           33,133
   19,042   ING Office Fund                                               25,055
   15,567   Macquarie CountryWide Trust                                   20,336
   14,897   Macquarie DDR Trust                                            8,150
   36,636   Macquarie Office Trust                                        35,592
    2,959   McPherson's                                                    7,033
    5,535   Mirvac Group                                                  21,927
    4,452   Mirvac Real Estate Investment Trust                            4,136
   11,656   Pacific Brands                                                21,713
    2,095   PaperlinX                                                      4,999
    1,841   Port Bouvard                                                   1,389
    7,963   Qantas Airways                                                25,536
    7,064   Ridley                                                         7,262
   10,664   Rubicon America Trust                                          2,012
    1,124   Santos                                                        16,846
   20,070   SP Telemedia                                                   6,531
      992   Spotless Group                                                 2,947
      128   Stockland                                                        871
   11,231   Telstra                                                       48,304
    6,945   Thakral Holdings Group                                         5,535
    1,554   Timbercorp                                                     1,583
    7,449   Tishman Speyer Office Fund                                    11,382
   15,487   Valad Property Group                                          13,950
    2,028   Westfield Group                                               34,890
    3,245   Zinifex                                                       30,913
                                                                   -------------
                                                                         607,920
            AUSTRIA - 0.9%
      159   Agrana Beteiligungs                                           16,977
       46   A-TEC Industries                                               3,842
      309   Austria Technologie & Systemtechnik                            4,921
      587   OMV                                                           44,401
    2,101   Telekom Austria                                               51,989
                                                                   -------------
                                                                         122,130

  Shares                                                              Value $
---------                                                          -------------
            BELGIUM - 3.1%
    1,221   Belgacom                                                      56,529
       70   Cofinimmo REIT                                                15,044
      545   Delhaize Group                                                47,512
    1,843   Dexia                                                         51,446
    1,113   Euronav                                                       45,873
    1,212   Fortis                                                        33,113
      136   Intervest Offices REIT                                         5,782
      298   KBC Groep                                                     40,541
      615   Mobistar                                                      55,045
       46   Retail Estates                                                 2,980
      205   Solvay                                                        30,219
      321   Tessenderlo Chemie                                            15,130
       66   Wereldhave Belgium                                             5,474
                                                                   -------------
                                                                         404,688
            BERMUDA - 0.9%
    2,610   Catlin Group                                                  20,365
      950   Frontline                                                     52,933
    4,920   Hiscox                                                        25,015
    3,533   Lancashire Holdings                                           21,422
                                                                   -------------
                                                                         119,735
            BRAZIL - 1.3%
      600   Banco Nossa Caixa                                              9,170
      500   Brasil Telecom Participacoes ADR                              37,805
    1,100   Braskem ADR                                                   18,414
      800   CPFL Energia                                                  19,808
    1,000   EDP - Energias do Brasil                                      16,943
    1,100   Telecomunicacoes de Sao Paulo ADR                             29,172
    1,400   Telegraph Norte Leste Participacoes ADR                       32,074
                                                                   -------------
                                                                         163,386
            BRITISH VIRGIN ISLANDS - 0.0%
    5,357   Livermore Investments Group                                    3,195
                                                                   -------------
            CANADA - 6.6%
      300   AltaGas Income Trust                                           7,210
    3,400   Amerigo Resources                                              7,294
      400   Atco Class I                                                  18,838
      981   Baytex Energy Trust                                           24,672
    1,400   BCE                                                           51,167
    1,600   Bell Aliant Regional Communications                           47,830
    1,700   Biovail                                                       19,450
      900   Bonavista Energy Trust                                        27,637
    1,100   Emera                                                         23,433
      900   Empire Class A                                                33,322
    1,233   Enerplus Resources Fund                                       55,335
    1,442   GAZ Metro LP                                                  21,482
    2,040   Gerdau Ameristeel                                             31,844
    1,000   InnVest REIT                                                   9,554
      600   Laurentian Bank of Canada                                     25,153

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

APRIL 30, 2008 (UNAUDITED)

  Shares                                                              Value $
---------                                                          -------------
      300   Magna International Class A                                   22,122
      600   Manitoba Telecom Services                                     23,776
    1,700   Methanex                                                      39,676
    1,500   Mullen Group Income Fund                                      29,437
      800   Northbridge Financial                                         27,610
      718   Parkland Income Fund                                           8,906
    1,000   Power Corp. of Canada                                         35,078
    1,300   Precision Drilling Trust                                      32,536
    1,900   Progress Energy Trust                                         26,512
    1,400   Provident Energy Trust                                        15,155
      600   Quebecor World (1)                                               125
    1,100   Rothmans                                                      27,170
    2,200   Superior Plus Income Fund                                     29,540
    1,100   TELUS                                                         50,603
    1,600   Total Energy Services Trust                                   14,460
    1,400   TransForce Income Fund                                        10,609
    1,200   Trinidad Drilling                                             15,279
      700   Vermilion Energy Trust                                        27,579
      700   Vicwest Income Fund                                            6,952
      900   Yellow Pages Income Fund                                       9,805
                                                                   -------------
                                                                         857,151
            CHILE - 0.1%
      200   Administradora de Fondos de
            Pensiones Provida ADR                                          7,502
                                                                   -------------
            CHINA - 0.4%
   24,000   People's Food Holdings                                        19,469
   16,000   PetroChina Class H                                            23,816
    4,500   Weiqiao Textile Class H                                        5,382
                                                                   -------------
                                                                          48,667
            DENMARK - 0.5%
      150   Amagerbanken                                                   6,233
    1,050   D/S Torm                                                      34,508
      300   TrygVesta                                                     25,811
                                                                   -------------
                                                                          66,552
            FINLAND - 1.8%
      435   Atria Group                                                    9,515
    1,430   Huhtamaki                                                     15,538
      400   Kesko B Shares                                                15,194
       38   Lemminkainen                                                   2,056
    1,514   Neste Oil                                                     45,973
    1,254   Outokumpu                                                     60,005
    1,242   PKC Group                                                     15,105
      600   Rautaruukki                                                   28,626
    2,248   Stora Enso Class R Shares                                     27,936
      905   UPM Kymmene                                                   17,548
                                                                   -------------
                                                                         237,496
            FRANCE - 7.2%
    1,300   Air France-KLM                                                40,531
    1,241   AXA                                                           46,315
      486   BNP Paribas                                                   52,543
      588   Bouygues                                                      44,082

  Shares                                                              Value $
---------                                                          -------------
      462   CNP Assurances                                                54,961
      138   Compagnie Plastic Omnium                                       4,912
    1,815   Credit Agricole                                               61,347
      201   Esso Ste Anonyme Francaise                                    50,626
      139   Euler Hermes                                                  16,091
      200   Fonciere Des Regions (1)                                      30,506
    1,617   France Telecom                                                50,893
      361   Groupe Steria SCA                                             12,495
    2,836   Natixis                                                       47,862
      133   Nexans                                                        17,716
      463   Nexity                                                        20,782
      479   Peugeot                                                       33,637
      254   Pierre & Vacances                                             27,917
      478   Rallye                                                        36,365
      403   Renault                                                       41,557
    1,864   Rexel (1)                                                     30,352
      677   Sanofi-Aventis                                                53,005
        1   Societe Generale                                                 117
      169   Ste Industrielle d'Aviation Latecoere                          3,681
      659   Thomson                                                        4,218
      719   TOTAL                                                         60,548
       39   Total Gabon                                                   27,027
      949   Valeo                                                         38,566
      824   Vivendi                                                       33,537
                                                                   -------------
                                                                         942,189
            GERMANY - 7.0%
      187   Allianz                                                       38,224
       48   Allianz (France)                                               9,554
      220   AMB Generali Holding                                          40,347
      365   BASF                                                          52,226
      765   Bayerische Motoren Werke                                      42,100
       61   Boewe Systec                                                   2,319
      612   Commerzbank                                                   22,262
      525   DaimlerChrysler                                               40,924
      440   Deutsche Bank                                                 52,873
      269   Deutsche Beteiligungs                                          6,682
    2,001   Deutsche Lufthansa                                            52,701
    1,416   Deutsche Post                                                 44,280
    2,495   Deutsche Telekom                                              44,951
      287   E.ON                                                          58,567
      926   Hannover Rueckversicherung                                    50,541
      268   HCI Capital                                                    5,912
      566   Heidelberger Druckmaschinen                                   13,520
    1,253   Hypo Real Estate Holding                                      46,988
      906   IKB Deutsche Industriebank                                     6,266
      455   Indus Holding                                                 16,160
      286   Kloeckner                                                     15,820
      285   Koenig & Bauer                                                 9,357
      848   Leoni                                                         45,436
      130   MPC Muenchmeyer Petersen Capital                               8,930
      269   Muenchener Rueckversicherungs                                 52,185
      573   Norddeutsche Affinerie                                        24,261

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

APRIL 30, 2008 (UNAUDITED)

  Shares                                                              Value $
---------                                                          -------------
      383   RWE                                                           44,212
      125   Schlott Gruppe                                                 2,997
      256   Sixt                                                          12,486
      691   ThyssenKrupp                                                  43,400
                                                                   -------------
                                                                         906,481
            GREECE - 0.4%
    1,253   Hellenic Petroleum                                            19,014
    3,489   Marfin Investment Group (1)                                   30,939
                                                                   -------------
                                                                          49,953
            GUERNSEY - 0.2%
    5,219   ISIS Property Trust 2                                         10,375
      393   Mapeley                                                        9,946
                                                                   -------------
                                                                          20,321
            HONG KONG - 2.3%
   18,000   Asia Financial Holdings                                        8,638
   14,000   CCT Telecom Holdings                                           2,066
   23,000   Champion REIT                                                 11,805
   66,822   Champion Technology Holdings (1)                              10,547
    3,000   CLP Holdings                                                  23,790
   30,000   Cnpc Hong Kong                                                14,436
   16,000   Fountain SET Holdings                                          2,525
    4,000   Guoco Group                                                   42,884
   30,000   Hung Hing Printing Group (2) (3)                               9,527
   22,000   Lerado Group Holdings                                          2,033
    5,500   Orient Overseas International                                 30,242
   58,000   Pacific Andes International Holdings                          10,196
   29,000   Pacific Century Premium
            Developments                                                  10,903
    2,781   Prosperity Minerals Holdings                                   7,602
   18,000   Public Financial Holdings                                     16,492
   43,000   Samson Holding                                                 6,897
   24,000   Silver Grant International                                     4,435
   30,000   SIM Technology Group                                           3,426
   48,000   Sinolink Worldwide Holdings                                    8,438
   90,000   Solomon Systech International (1)                              5,197
   21,000   Sunlight Real Estate Investment Trust                          5,982
   14,000   TPV Technology                                                 9,737
    4,400   Transport International Holdings                              23,713
    5,000   Varitronix International                                       3,362
   18,000   Victory City International Holdings                            5,289
    3,000   VTech Holdings                                                16,457
   16,000   Xiwang Sugar Holdings                                          6,426
                                                                   -------------
                                                                         303,045
            HUNGARY - 0.3%
    5,413   Magyar Telekom
            Telecommunications                                            28,948
       38   MOL Hungarian Oil & Gas                                        5,440
                                                                   -------------
                                                                          34,388
            IRELAND - 0.8%
    1,501   Bank of Ireland                                               20,973
    2,733   C&C Group                                                     18,774

  Shares                                                              Value $
---------                                                          -------------
      753   FBD Holdings                                                  29,989
    1,959   Irish Life & Permanent                                        31,456
    5,133   McInerney Holdings                                             7,052
                                                                   -------------
                                                                         108,244
            ISRAEL - 1.2%
    3,959   Bank Hapoalim                                                 16,785
    4,582   Bank Leumi Le-Israel                                          22,789
   15,580   Bezeq Israeli Telecommunication                               28,905
      573   Blue Square-Israel                                             5,556
       80   Delek Group                                                   13,846
      413   IDB Development                                               11,732
      361   IDB Holding                                                    9,636
    5,619   Migdal Insurance & Financial Holding                           8,593
    1,840   Mizrahi Tefahot Bank                                          15,398
      743   Partner Communications                                        17,460
                                                                   -------------
                                                                         150,700
            ITALY - 4.9%
    3,453   Banca Popolare di Milano                                      42,722
      291   Banco di Sardegna                                              6,810
    1,667   Banco Popolare (1)                                            33,234
    2,182   Caltagirone                                                   17,697
    8,978   Cofide                                                         9,812
    5,016   Enel                                                          54,739
    1,487   ENI                                                           57,434
    1,754   ERGO Previdenza                                               11,392
    1,078   Fondiaria                                                     43,556
    3,269   GreenergyCapital (1)                                              54
      802   Indesit                                                        9,704
    7,679   Intesa Sanpaolo                                               57,575
      204   Italmobiliare                                                 19,463
    3,269   KME Group                                                      5,318
    1,516   Mediolanum                                                     9,165
    1,746   Milano Assicurazioni                                          11,455
    9,553   Pirelli & C                                                    7,830
      171   Pirelli & C Real Estate                                        5,185
    6,859   Premuda                                                       14,135
   51,939   Seat Pagine Gialle                                            10,079
   23,910   Telecom Italia                                                50,468
    8,195   Terna Rete Elettrica Nazionale                                36,335
    3,277   UniCredit                                                     24,966
    1,861   Unione di Banche Italiane                                     49,334
   13,810   Unipol                                                        45,331
                                                                   -------------
                                                                         633,793
            JAPAN - 12.7%
    3,000   Ando                                                           4,559
      700   AOC Holdings                                                   7,479
    3,000   Arnest One                                                     9,954
        9   Asset Managers                                                 5,410
      700   Belluna                                                        6,490
    1,000   Central Finance                                                2,866
      500   Century Leasing System                                         4,140

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

APRIL 30, 2008 (UNAUDITED)

  Shares                                                              Value $
---------                                                          -------------
    4,000   Chuo Mitsui Trust Holdings                                    28,429
    2,000   Commuture                                                      9,829
      700   Computer Engineering & Consulting                              6,281
        4   Creed Office Investment                                        9,502
       12   C's Create                                                     1,685
        1   DA Office Investment                                           3,933
    1,000   Daiki Aluminium Industry                                       3,703
    8,000   Daikyo                                                        18,157
    4,000   Dainippon Screen Manufacturing                                17,388
    1,000   Daio Paper                                                     6,915
    1,000   Denki Kogyo                                                    6,097
       44   Dynacity                                                       1,039
    1,400   Eisai                                                         49,548
      500   Excel                                                          5,972
       13   Fintech Global                                                 1,875
      600   Fuji                                                           1,921
    9,000   Fuji Heavy Industries                                         38,604
    1,200   Fujikura Rubber                                                4,916
    4,000   Furukawa-Sky Aluminum                                          8,579
      600   Furusato Industries                                            5,672
      500   Fuyo General Lease                                            15,484
        8   Geo                                                            6,678
    2,000   Godo Steel                                                     7,213
        2   Grandy House                                                     496
      360   Gulliver International                                        12,949
      600   Hakuto                                                         6,128
    2,000   Hanwa                                                         10,329
    1,000   Harima Chemicals                                               4,972
    1,500   Hitachi Capital                                               22,173
    1,600   Honda Motor                                                   50,779
       12   Hoosiers                                                       4,282
    4,000   Ichiken                                                        8,617
        5   ITC Networks                                                   9,665
    2,400   Itochu Enex                                                   14,334
      900   Japan Electronic Materials                                     7,600
      800   Japan General Estate                                           7,555
        3   Japan Hotel and Resort                                        10,012
      800   Japan Securities Finance                                       6,647
      700   JBCC Holdings                                                  5,116
      700   Joint                                                          5,264
        4   Joint REIT Investment                                         10,656
      600   Kaga Electronics                                               7,871
    2,000   Kanamoto                                                      12,214
    2,000   Kasai Kogyo                                                    6,501
    1,000   Keihanshin Real Estate                                         5,116
      700   Koa                                                            6,160
      700   Kojima                                                         3,528
    5,000   Kyodo Shiryo                                                   6,251
      200   Kyoshin Technosonic                                            1,337
      600   Marubun                                                        3,526
    1,100   Marusan Securities                                             7,098
    1,000   Meiwa Estate                                                   7,463
    1,000   Mikuni                                                         2,751
    9,000   Mitsubishi Rayon                                              29,256
       44   Mitsui Knowledge Industry                                      8,209

  Shares                                                              Value $
---------                                                          -------------
      600   Muto Seiko                                                     4,403
    1,100   NAC                                                            8,315
      300   Nafco                                                          4,602
    3,000   Nakayama Steel Works                                           6,318
      700   NEC Leasing                                                    8,772
      600   NEC Mobiling                                                   8,713
    1,000   New Japan Radio                                                3,712
    3,000   Nihon Yamamura Glass                                           6,261
    4,000   Nippon Chemi Con                                              15,849
    1,000   Nippon Denwa Shisetsu                                          2,577
    3,000   Nippon Formula Feed Manufacturing                              3,520
    3,000   Nippon Light Metal                                             4,559
    6,000   Nippon Mining Holdings                                        37,103
       15   Nippon Paper Group                                            37,363
        5   Nippon Residential Investment                                 16,157
    3,000   Nippon Steel Trading                                           8,338
       12   Nippon Telegraph & Telephone                                  51,702
    5,000   Nissan Motor                                                  44,335
    2,000   Nissan Shatai                                                 14,791
    1,300   Nissho Electronics                                             7,351
    6,000   Nissin Sugar Manufacturing                                    13,387
      700   Nittan Valve                                                   3,501
       30   NTT DoCoMo                                                    44,143
    2,000   Okamoto Machine Tool Works                                     4,866
        5   Okinawa Cellular Telephone                                     8,655
    3,000   OKK                                                            6,319
    1,000   Oriental Yeast                                                 5,155
      400   Osaka Steel                                                    5,474
      600   Otsuka Kagu                                                    8,050
    2,000   Pacific Industrial                                             7,828
    1,000   Pacific Metals                                                 9,771
      400   Plenus                                                         4,855
      500   Ricoh Leasing                                                  9,954
    5,000   Ryobi                                                         18,850
    2,000   Ryoden Trading                                                12,868
    3,000   San-Ai Oil                                                    11,973
      100   Sanei-International                                            1,733
    1,200   Sanoh Industrial                                               7,224
    4,000   Sanwa Holdings                                                16,619
      900   Sato Shoji                                                     6,405
      500   SES                                                            1,596
       13   Shidax                                                         6,964
      600   Shinhokoku Steel                                               2,481
      900   Shinko Shoji (1)                                               9,703
    3,000   Shonai Bank                                                    7,271
    3,400   Showa Shell Sekiyu                                            35,838
      500   Shuei Yobiko                                                   2,558
    3,300   Sojitz                                                        12,695
    6,000   Sumikin Bussan                                                22,735
    8,000   Sumitomo Light Metal Industries                               10,156
        8   Tact Home                                                      3,316
    4,000   Taihei Kogyo                                                  14,887
    1,100   Taiho Kogyo                                                   14,017
   13,000   Taisei                                                        34,382

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

APRIL 30, 2008 (UNAUDITED)

  Shares                                                              Value $
---------                                                          -------------
      400   Takachiho Electric                                             4,543
       11   Take & Give Needs                                              1,191
      700   Takeda Pharmaceutical                                         36,959
    4,000   Takisawa Machine Tool                                          6,040
    2,000   TBK                                                            8,790
      400   Tohoku Electric Power                                          9,079
    2,000   Tokai                                                          9,021
    1,000   Tokai Lease                                                    1,625
    5,000   Tokai Tokyo Securities                                        20,292
    1,100   Tokyo Electric Power                                          27,981
    7,000   Tokyo Gas                                                     26,794
    4,000   Tomoku                                                         7,001
    5,000   Tonichi Carlife Group                                          5,578
    1,000   Toppan Printing                                               11,118
    3,000   Toshiba TEC                                                   20,946
    3,000   Tosho Printing                                                 7,386
    1,400   Toyo Machinery & Metal                                         5,251
    1,700   Toyota Auto Body                                              34,007
      400   Toyota Motor                                                  20,273
    1,000   Trinity Industrial                                             5,607
    1,700   Unipres                                                       17,069
      200   USC                                                            2,654
    1,000   Yachiyo Industry                                              12,695
    1,800   Yamaha Motor                                                  34,709
    4,000   Yokohama Rubber                                               20,465
      300   Yorozu                                                         4,334
       14   Zephyr                                                         6,436
                                                                   -------------
                                                                       1,653,987
            LIECHTENSTEIN - 0.1%
      225   Liechtenstein Landesbank                                      19,642
                                                                   -------------
            MALAYSIA - 0.7%
    8,400   Hong Leong Financial Group                                    13,246
    5,300   Lingui Development                                             2,870
    3,100   MNRB Holdings                                                  4,790
    7,800   OSK Holdings                                                   5,113
    9,700   Padiberas Nasional                                             6,573
    6,200   Petronas Dagangan                                             16,197
    4,000   Shell Refining                                                14,693
    2,000   Telekom Malaysia                                               2,293
   14,000   Titan Chemicals                                                5,630
    2,000   TM International (1)                                           4,528
    4,400   WTK Holdings                                                   3,678
   15,080   YTL Power International                                       12,368
                                                                   -------------
                                                                          91,979
            MEXICO - 0.6%
    1,600   Alfa Class A                                                  11,213
    9,700   Embotelladoras Arca                                           36,997
    3,800   Gruma, Class B                                                10,468
    7,500   Grupo Continental                                             18,422
                                                                   -------------
                                                                          77,100

  Shares                                                              Value $
---------                                                          -------------
            NETHERLANDS - 4.5%
    2,705   Aegon                                                         43,603
    1,247   Corporate Express                                             14,387
      863   Grontmij                                                      33,077
    1,040   Heineken Holding                                              53,581
      325   Hunter Douglas                                                20,296
    1,502   ING Groep                                                     57,474
      253   KAS Bank                                                      10,704
      447   Koninklijke                                                   24,167
      461   Nieuwe Steen Investments Funds                                13,394
    2,430   OCE                                                           36,686
    1,363   Royal Dutch Shell A Shares                                    54,951
    1,419   Royal Dutch Shell B Shares                                    56,842
    2,886   Royal KPN                                                     53,099
    2,249   SNS Reaal                                                     47,576
      521   USG People                                                    12,103
      446   Vastned Offices/Industrial                                    14,699
      235   Vastned Retail REIT                                           23,855
      447   Wavin                                                          5,534
      105   Wereldhave                                                    13,370
                                                                   -------------
                                                                         589,398
            NEW ZEALAND - 0.4%
   13,439   Air New Zealand                                               13,125
    2,955   Fisher & Paykel Appliances
            Holdings                                                       5,587
    1,497   Fletcher Building                                             10,024
    7,801   ING Property Trust                                             5,607
    1,239   New Zealand Refining                                           7,647
    1,780   Steel & Tube Holdings                                          4,242
    2,607   Telecom Corp. of New Zealand                                   7,699
                                                                   -------------
                                                                          53,931
            NORWAY - 2.6%
    9,000   ABG Sundal Collier                                            14,310
      800   Acta Holding                                                   2,893
      640   Aker A Shares                                                 35,472
    1,900   BW Gas (1)                                                    16,431
    1,500   Cermaq                                                        17,320
    1,900   DnB NOR                                                       28,492
      900   Leroy Seafood Group                                           19,104
    2,066   Sparebank 1 SR Bank                                           20,506
    2,400   Sparebanken Midt-Norge                                        24,410
      350   Sparebanken More                                              15,753
      500   Sparebanken Nord-Norge                                         9,237
    1,607   Statoil                                                       58,273
    1,600   Storebrand                                                    15,236
    2,000   Telenor                                                       40,487
    2,200   Veidekke                                                      19,890
                                                                   -------------
                                                                         337,814
            PHILIPPINES - 0.4%
   10,700   First Gen                                                      9,001
    6,500   First Philippine Holdings                                      6,238
      400   Globe Telecom                                                 12,891

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

APRIL 30, 2008 (UNAUDITED)

  Shares                                                              Value $
---------                                                          -------------
      200   Philippine Long Distance
               Telephone ADR                                              12,220
   24,400   Universal Robina                                               8,095
                                                                   -------------
                                                                          48,445
            POLAND - 0.6%
      214   Bank BPH                                                       8,637
      510   KGHM Polska Miedz                                             23,702
    4,052   Telekomunikacja Polska                                        40,929
                                                                   -------------
                                                                          73,268
            PORTUGAL - 0.6%
    3,581   Portugal Telecom                                              42,629
    2,026   Redes Energeticas Nacionais (1)                               10,833
    1,886   Semapa-Sociedade de Investimento
               e Gestao                                                   26,500
                                                                   -------------
                                                                          79,962
            RUSSIA - 0.0%
       48   LUKOIL ADR                                                     4,301
                                                                   -------------
            SINGAPORE - 1.4%
    9,000   Allco Commercial REIT                                          5,376
   17,000   Beyonics Technology                                            3,134
   28,000   Fortune Real Estate Investment
               Trust                                                      17,893
    8,000   HTL International Holdings                                     2,124
   18,000   Jurong Technologies Industrial                                 4,115
   52,000   K1 Ventures                                                    7,861
    8,000   Kim Eng Holdings                                              12,979
   26,800   MobileOne                                                     38,540
    3,733   Singapore Airlines                                            44,047
    6,000   Singapore Petroleum                                           31,858
    8,000   Suntec Real Estate Investment Trust                            8,909
    2,000   Wing Tai Holdings                                              2,965
                                                                   -------------
                                                                         179,801
            SOUTH AFRICA - 0.6%
      481   Astral Foods                                                   6,503
    1,003   JD Group                                                       4,700
    1,227   Liberty Group                                                 11,636
      449   Liberty Holdings                                              10,950
    6,245   Metropolitan Holdings                                         10,926
    4,750   Nampak                                                        10,388
      219   Nedbank Group                                                  3,323
    1,129   Telkom                                                        19,236
                                                                   -------------
                                                                          77,662
            SOUTH KOREA - 2.3%
      160   Cambridge Members                                              2,616
      660   Chokwang Paint                                                 1,849
      200   Dae Won Kang Up (2)(3)                                         4,112
      121   GS Home Shopping                                               7,878
    1,120   Hanil E Wha                                                    2,535
      210   Husteel                                                        4,041
      190   Hyundai Motor                                                 16,026

  Shares                                                              Value $
---------                                                          -------------
      160   INTOPS                                                         4,116
      190   Kolon Engineering & Construction                               2,160
      112   Kookmin Bank                                                   7,805
      160   Korea Development                                              2,576
      810   Korea Electric Power                                          27,256
      700   Korea Exchange Bank                                           10,643
       90   Korean Petrochemical Industries                                4,159
    1,200   KT ADR                                                        27,744
    1,010   KT Freetel (1)                                                27,893
      650   LG Dacom                                                      12,313
      820   LG Telecom                                                     7,301
       86   Nong Shim Holdings                                             6,062
      270   Poongsan                                                       4,832
      210   Pusan City Gas                                                 4,774
      240   Samwhan                                                        5,360
       49   SeAH Holdings                                                  4,934
    2,500   Seowon                                                         2,817
      220   SK Energy                                                     26,979
      109   SK Gas                                                         6,955
    1,200   SK Telecom ADR                                                27,084
      580   SL                                                             4,510
      399   S-Oil                                                         26,931
    1,020   Tae Kyung Industrial                                           4,373
      250   Woori Finance Holdings                                         4,910
                                                                   -------------
                                                                         303,544
            SPAIN - 1.3%
    1,900   Banco Santander Central Hispano                               41,083
    4,100   Mapfre                                                        20,931
    1,285   Repsol                                                        52,240
    1,801   Telefonica                                                    52,214
                                                                   -------------
                                                                         166,468
            SWEDEN - 3.6%
      750   Axfood                                                        24,251
    1,800   BE Group                                                      20,378
      600   Bilia A Shares                                                 6,367
    1,950   Boliden (1)                                                   21,262
    2,300   Brostrom B Shares                                             15,873
    1,000   D Carnegie                                                    12,909
    2,000   Electrolux Series B                                           30,747
    1,700   Fabege                                                        15,979
      600   Haldex                                                        11,380
      300   Holmen B Shares                                                9,625
      900   KappAhl Holding                                                7,820
    2,500   Klovern                                                        9,775
    2,200   Kungsleden                                                    22,057
    1,300   NCC B Shares                                                  25,036
    1,400   Ratos B Shares                                                49,011
      900   Svenska Cellulosa B Shares                                    15,189
   23,000   Telefonaktiebolaget LM Ericsson                               58,726
    7,000   TeliaSonera                                                   62,579
      800   Trelleborg B Shares                                           15,306
    2,500   Volvo A Shares                                                37,702
                                                                   -------------
                                                                         471,972

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

APRIL 30, 2008 (UNAUDITED)

   Shares                                                             Value $
------------                                                       -------------
               SWITZERLAND - 2.3%
         119   Baloise Holding                                            13,059
         190   Basler Kantonalbank                                        21,125
         144   Bellevue Group                                              9,034
         554   Ciba Specialty Chemicals                                   18,490
         391   Credit Suisse Group                                        21,774
          32   Georg Fischer                                              17,543
          32   Helvetia Holding                                           13,435
          15   Schweizerische National-
                  Versicherungs-Gesellschaft                              12,081
         120   Swiss Life Holding                                         35,962
         524   Swiss Reinsurance                                          43,696
         138   Swisscom                                                   49,281
          70   Valora Holding                                             17,566
         102   Zurich Financial Services                                  31,232
                                                                   -------------
                                                                         304,278
               TAIWAN - 2.7%
         750   China Steel                                                 1,232
         600   Chunghwa Telecom ADR                                       15,306
       2,000   Compal Communications                                       3,600
      30,150   Compal Electronics                                         33,726
       9,100   Coretronic                                                 11,749
       7,000   Dah San Electric Wire & Cable                               3,564
         880   Eclat Textile                                                 503
      18,582   Far EasTone Telecommunications                             31,743
      11,000   First Insurance                                             6,324
      12,000   Hung Sheng Construction                                    12,832
      14,000   Inotera Memories                                           12,349
      20,000   Inventec                                                   12,582
      10,000   Lite-On Technology                                         11,761
       7,000   Marketech International                                     4,438
       3,000   Mirle Automation                                            4,041
      15,109   Mitac International                                        13,501
      34,599   Nanya Technology                                           22,164
      11,218   POU Chen                                                   11,756
      45,040   Powerchip Semiconductor                                    18,495
       3,000   Promate Electronic                                          3,075
      32,000   ProMOS Technologies                                         8,568
      16,000   Quanta Computer                                            26,649
       9,000   Sheng Yu Steel                                              8,752
      16,000   Sinon                                                       9,461
       5,000   Sunplus Technology                                          6,685
       4,000   Unitech Printed Circuit Board                               3,666
      16,000   Universal Scientific Industrial                            10,092
      25,000   Walsin Lihwa                                               12,648
       8,000   Walsin Technology                                           6,058
      11,000   Weikeng Industrial                                          7,553
       7,000   WT Microelectronics                                         8,348
      20,000   Yieh Phui Enterprise (1)                                    9,395
                                                                   -------------
                                                                         352,616
               THAILAND - 1.0%
      36,800   CalComp Electronics Thailand                                6,792
       8,000   Hana Microelectronics                                       4,417

   Shares                                                             Value $
------------                                                       -------------
      96,400   IRPC                                                       17,641
      20,900   MCS Steel                                                   2,413
       3,800   Padaeng Industry                                            3,747
       5,100   Precious Shipping                                           3,926
       2,600   PTT                                                        27,399
       4,400   Regional Container Lines                                    3,276
       1,600   Siam Cement                                                10,904
       3,600   Thai Airways International                                  3,124
      10,900   Thai Oil                                                   24,417
      11,800   Thai Plastic & Chemical                                     8,861
      16,500   Thai Union Frozen Products                                 10,099
       5,900   Thanachart Capital                                          3,146
                                                                   -------------
                                                                         130,162
               TURKEY - 0.5%
       1,700   Aksa Akrilik Kimya                                          2,894
       2,011   Bolu Cimento                                                2,540
       1,120   Componenta Doktas Dokumculuk
               Ticaret ve Sanayi A.S. (1)                                  3,146
       1,178   Ford Otomotiv                                              11,091
         922   Mardin Cimento Sanayii                                      4,521
         218   Mardin Cimento Sanayii (1)                                    898
       1,695   Sarkuysan Elektrolitik Bakir                                3,670
         794   Tupras Turkiye Petrol Rafine                               21,492
       6,500   Turkiye Vakiflar Bankasi Tao                               13,259
                                                                   -------------
                                                                          63,511
               UNITED KINGDOM - 12.3%
         950   Acal                                                        3,078
       3,046   Acertec                                                     2,059
       2,246   Alliance & Leicester                                       23,084
       2,359   Antofagasta                                                37,635
       2,273   Armor Group International                                   3,547
       1,192   AstraZeneca                                                50,427
       3,710   Aviva                                                      46,428
       4,290   Barclays                                                   38,933
       1,384   Barratt Developments                                        7,601
       6,061   Beazley Group                                              17,592
         712   Bellway                                                     9,943
       5,139   BP                                                         62,422
       5,557   Brit Insurance Holdings                                    27,093
       3,846   British Energy Group                                       58,108
       1,388   British Land                                               23,206
         920   British Polythene Industries                                4,792
      10,525   BT Group                                                   46,607
       1,162   Capital & Regional                                         10,008
       9,886   Chaucer Holdings                                           17,590
       2,439   Chesnara                                                    8,097
       6,947   Clinton Cards                                               7,665
       1,081   Close Brothers Group                                       15,000
       3,848   Dart Group                                                  2,008
       3,788   Davis Service Group                                        35,826
       1,586   Dawson Holdings                                             2,901
       6,055   Debenhams                                                   7,734
       3,792   Drax Group                                                 45,382

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

APRIL 30, 2008 (UNAUDITED)

   Shares                                                             Value $
------------                                                       -------------
       5,794   DS Smith                                                   15,032
      16,747   DSG International                                          21,807
      11,520   Ennstone                                                    6,928
      11,047   FKI                                                        19,161
      11,188   Friends Provident                                          26,423
       2,255   GlaxoSmithKline                                            50,254
       3,443   HBOS                                                       32,204
       6,340   Highway Insurance Holdings                                  7,562
       6,218   Home Retail Group                                          32,634
       2,718   HSBC Holdings                                              47,523
       1,029   Investec                                                    7,364
       5,329   Jessops (1)                                                   747
       1,666   Johnson Service Group                                         828
       3,183   Johnston Press                                              7,862
      11,027   Kcom Group                                                 10,522
       7,722   Kesa Electricals                                           31,969
          81   Kier Group                                                  1,905
       9,586   Kingfisher                                                 25,308
       2,822   Ladbrokes                                                  18,373
      18,146   Legal & General Group                                      45,778
       4,730   Lloyds TSB Group                                           40,669
       5,484   London Scottish Bank                                        1,145
       2,706   Marston's                                                  10,719
       4,759   McBride                                                     9,934
       4,741   Melrose                                                    15,646
       3,467   Millennium & Copthorne Hotels                              27,569
         238   Mondi                                                       1,900
         191   Northgate                                                   2,255
       1,338   office2office                                               4,728
      15,332   Old Mutual                                                 39,075
         274   Paragon Group                                                 549
      10,545   Pendragon                                                   8,228
       1,994   Persimmon                                                  22,972
      10,473   Premier Foods                                              26,858
       1,335   Redrow                                                      6,847
       4,395   Rexam                                                      39,121
       7,032   Royal Bank of Scotland Group                               48,229
       1,536   RPC Group                                                   6,031
       1,973   ScS Upholstery                                              2,304
       1,366   Segro                                                      12,526
         965   Severn Trent                                               28,028
      11,304   Signet Group                                               15,450
         400   Stolt-Nielsen                                               8,962
      11,098   Taylor Wimpey                                              28,406
       1,931   TDG                                                         8,820
      11,659   Tomkins                                                    42,300
         665   Travis Perkins                                             12,817
       3,038   TT electronics                                              7,051
         946   United Utilities                                           13,494
      11,512   Vodafone Group                                             36,686

   Shares                                                             Value $
------------                                                       -------------
       2,171   Wolseley                                                   21,903
      24,233   Woolworths Group                                            5,540
       4,296   Yell Group                                                 14,177
                                                                   -------------
                                                                       1,595,889
                                                                   -------------
               TOTAL COMMON STOCK
                  (Cost $12,865,768)                                  12,463,266
                                                                   -------------
               PREFERRED STOCK - 0.9%
               BRAZIL - 0.8%
         200   Centrais Eletricas de Santa Catarina                        5,497
         300   Cia Energetica do Ceara                                     3,610
         720   Eletropaulo Metropolitana
               Eletricidade de Sao Paulo                                  16,129
         700   Metalurgica Gerdau                                         36,895
         700   Telemar Norte Leste ADR                                    40,319
                                                                   -------------
                                                                         102,450
               CHILE - 0.0%
       1,269   Embotelladora Andina                                        3,984
                                                                   -------------
               GERMANY - 0.1%
         918   ProSiebenSat.1 Media                                       14,389
                                                                   -------------
               TOTAL PREFERRED STOCK
                  (Cost $77,006)                                         120,823
                                                                   -------------
               RIGHTS - 0.0%
               MEXICO - 0.0%
       3,800   Gruma, Class B
                  Expires 05/08/08 (1)                                       208
                                                                   -------------
               UNITED KINGDOM - 0.0%
       3,556   Melrose
                  Expires 05/16/08 (1)                                     1,485
                                                                   -------------
               TOTAL RIGHTS
                  (Cost $--)                                               1,693
                                                                   -------------
               WARRANTS - 0.0%
               HONG KONG - 0.0%
       7,509   Champion Technology Holdings
               Expires 04/16/09 (1)
                  (Cost $--)                                                  43
                                                                   -------------

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2008 (UNAUDITED)

  Principal
  Amount $                                                            Value $
------------                                                       -------------
               SHORT-TERM INVESTMENT - 2.4%
  305,930      JPMorgan Chase Bank, N.A.
               Time Deposit (Nassau), 1.820%
                  (Cost $305,930)                                        305,930
                                                                   -------------
               TOTAL INVESTMENTS - 99.1%
                  (Cost $13,248,704)                                  12,891,755
                                                                   -------------
               OTHER ASSETS LESS LIABILITIES - 0.9%                      112,777
                                                                   -------------
               NET ASSETS - 100.0%                                 $  13,004,532
                                                                   =============

(1)  Denotes non-income producing security.

(2) Security considered illiquid. On April 30, 2008 the value of these securities amounted to $13,639 representing 0.1% of the net assets of the Fund.

(3)  Security is fair valued. (See Note 2 in Notes to Financial Statements.)

ADR  - American Depositary Receipt
LP - Limited Partnership
REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

SCHRODER EMERGING MARKET EQUITY FUND

SCHEDULE OF INVESTMENTS
APRIL 30, 2008 (UNAUDITED)

   Shares                                                             Value $
------------                                                       -------------
               COMMON STOCK - 80.6%
               ARGENTINA - 0.5%
       8,675   Telecom Argentina ADR (1)                                 152,333
                                                                   -------------
               BRAZIL - 10.8%
       6,900   Banco Bradesco ADR                                        155,802
       2,800   Cia de Bebidas das Americas                               182,910
      11,625   Cia de Concessoes Rodoviarias                             224,176
      22,000   Cia Vale do Rio Doce ADR                                  720,752
      11,500   Petroleo Brasileiro ADR                                 1,162,650
       1,400   Telegraph Norte Leste Participacoes                        42,202
       4,500   Telegraph Norte Leste Participacoes ADR                   103,095
       3,450   Unibanco - Uniao de Bancos Brasileiros GDR                501,664
       3,220   Usinas Siderurgicas de Minas Gerais                       159,373
      13,500   Weg                                                       161,643
                                                                   -------------
                                                                       3,414,267
               CHINA - 7.9%
      34,000   Angang Steel                                               84,901
     111,000   China Communications Construction                         263,787
     118,000   China Communications Services (1)                          90,850
     348,000   China Construction Bank Class H                           314,370
      56,000   China National Building Material                          138,112
      36,000   China Shipping Development                                120,799
      54,000   Dongfeng Motor Group Class H                               29,241
     129,000   Golden Eagle Retail Group                                 130,770
     116,000   Hidili Industry International
                  Development (1)                                        177,131
     649,000   Industrial & Commercial Bank of China
                  Class H                                                513,830
      16,500   Parkson Retail Group                                      155,513
         900   PetroChina ADR                                            136,026
      37,000   Ping An Insurance Group Class H                           351,099
                                                                   -------------
                                                                       2,506,429
               COLOMBIA - 1.1%
      21,300   Almacenes Exito GDR (3)                                   165,181
       4,438   BanColombia ADR                                           177,165
                                                                   -------------
                                                                         342,346
               HONG KONG - 7.0%
      24,000   Beijing Enterprises Holdings                               98,703
      34,000   China Mengniu Dairy                                       102,090
      66,000   China Mobile                                            1,135,697
     322,000   CNOOC                                                     568,544
     372,000   Denway Motors                                             189,506
     252,000   Franshion Properties China (1)                            106,710
                                                                   -------------
                                                                       2,201,250
               HUNGARY - 0.7%
         479   MOL Hungarian Oil & Gas                                    68,569
         765   Richter Gedeon                                            158,812
                                                                   -------------
                                                                         227,381

   Shares                                                             Value $
------------                                                       -------------
               INDIA - 0.6%
       2,239   Infosys Technologies ADR                                   97,822
         700   Reliance Industries GDR (3)                                91,700
                                                                   -------------
                                                                         189,522
               INDONESIA - 1.5%
     280,000   Bumi Resources                                            202,018
     743,000   Indofood Sukses Makmur                                    183,392
      85,000   Telekomunikasi Indonesia                                   81,616
                                                                   -------------
                                                                         467,026
               ISRAEL - 2.2%
      24,302   Israel Discount Bank Class A (1)                           58,978
      18,026   Makhteshim-Agan Industries                                166,082
      26,199   Super-Sol                                                 130,229
       7,478   Teva Pharmaceutical Industries ADR                        349,821
                                                                   -------------
                                                                         705,110
               MALAYSIA - 2.3%
      52,500   Genting                                                   106,397
      36,600   Kuala Lumpur Kepong                                       193,547
     246,700   Resorts World                                             264,042
      52,100   Telekom Malaysia                                           59,722
      52,100   TM International (1)                                      117,959
                                                                   -------------
                                                                         741,667
               MEXICO - 1.0%
       4,202   America Movil ADR, Series L                               243,548
      20,500   Megacable Holdings (1)                                     60,400
                                                                   -------------
                                                                         303,948
               PERU - 0.7%
         800   Cia de Minas Buenaventura ADR                              50,056
       1,200   Credicorp                                                  96,432
         600   Southern Copper                                            68,856
                                                                   -------------
                                                                         215,344
               PHILIPPINES - 0.4%
       2,330   Globe Telecom                                              75,090
     175,200   Robinsons Land                                             44,630
                                                                   -------------
                                                                         119,720
               RUSSIA - 12.9%
          21   Comstar United
               Telesystems GDR (1)                                           208
       6,200   LUKOIL ADR                                                555,520
       1,000   Mechel ADR                                                145,800
       9,900   MMC Norilsk Nickel ADR                                    267,300
       6,000   Mobile Telesystems ADR                                    465,480
      33,993   OAO Gazprom ADR                                         1,808,428
       9,950   Rosneft Oil GDR                                            97,510
       1,272   Sberbank GDR                                              478,194
       6,745   Severstal GDR                                             165,994
      10,710   Surgutneftegaz ADR                                         50,337
         850   Uralkali GDR (1)                                           45,305
                                                                   -------------
                                                                       4,080,076

The accompanying notes are an integral part of the financial statements.

SCHRODER EMERGING MARKET EQUITY FUND

APRIL 30, 2008 (UNAUDITED)

   Shares                                                             Value $
------------                                                       -------------
               SOUTH AFRICA - 2.6%
       6,865   Gold Fields                                                90,989
       6,907   Impala Platinum Holdings                                  281,960
       5,113   MTN Group                                                  97,924
       5,665   Naspers, N Shares                                         123,333
      17,220   Raubex Group                                               89,011
      11,701   Standard Bank Group                                       139,576
                                                                   -------------
                                                                         822,793
               SOUTH KOREA - 17.0%
       2,028   Daelim Industrial                                         273,972
       4,266   Daewoo Shipbuilding &
               Marine Engineering                                        185,654
       1,379   GS Engineering & Construction                             202,794
       5,610   Hana Financial Group                                      253,653
      19,220   Hankook Tire                                              295,103
       3,173   Kookmin Bank                                              221,129
         529   Kookmin Bank ADR                                           36,898
      19,170   Korea Exchange Bank                                       291,468
       3,696   KT&G                                                      305,850
       2,651   LG Chem                                                   264,307
       2,889   LG Electronics                                            450,776
         296   MegaStudy                                                  97,683
       1,418   Modetour Network                                           50,188
         927   POSCO                                                     453,334
         691   Samsung Electronics                                       489,832
       1,408   Samsung Electronics GDR (3)                               501,248
       1,094   Samsung Fire & Marine Insurance                           238,869
         524   Shinsegae                                                 339,581
       1,329   SK Energy                                                 162,978
       1,216   SK Telecom                                                246,110
                                                                   -------------
                                                                       5,361,427
               TAIWAN - 5.8%
       9,219   Cathay Financial Holding GDR                              258,880
      10,014   Chunghwa Telecom ADR                                      255,457
      42,056   HON HAI Precision Industry GDR                            487,584
      22,600   Siliconware Precision Industries ADR                      183,964
      58,417   Taiwan Semiconductor
               Manufacturing ADR                                         656,607
                                                                   -------------
                                                                       1,842,492
               THAILAND - 4.3%
      63,000   Advanced Info Service                                     183,862
       2,300   Banpu                                                      31,929
       7,600   Banpu NVDR                                                104,547
     716,400   Land & Houses                                             234,455
      65,900   PTT Exploration & Production                              345,146
     153,100   Siam Commercial Bank                                      446,813
                                                                   -------------
                                                                       1,346,752
               TURKEY - 1.3%
       6,012   Eregli Demir ve Celik Fabrikalari                          53,299
      16,783   Hurriyet Gazetecilik (1)                                   29,890
       2,067   Otokar Otobus Karoseri Sanayi                              25,460

   Shares                                                             Value $
------------                                                       -------------
       4,266   Turkcell Iletisim Hizmet                                   34,139
       4,400   Turkcell Iletisim Hizmet ADR                               88,660
      11,962   Turkiye Halk Bankasi (1)                                   68,979
      23,105   Turkiye Is Bankasi                                        106,951
                                                                   -------------
                                                                         407,378
                                                                   -------------
               TOTAL COMMON STOCK
                  (Cost $22,188,616)                                  25,447,261
                                                                   -------------
               INDEX-LINKED
               WARRANTS (1) (3) (4) - 8.7%
               BRAZIL - 3.7%
       1,555   MSCI Daily Trust Net Brazil USD
                  Expires 03/05/09 (2) (5)                             1,165,458
                                                                   -------------
               INDIA - 4.2%
       2,385   MSCI Daily Total Return Net
                  Emerging Markets India Local
                  Expires 08/17/08                                        27,366
         125   MSCI Daily Total Return Net
                  Emerging Markets India USD,
                  Expires 10/25/08                                        67,012
         119   MSCI Daily Total Return Net
                  Emerging Markets India USD,
                  Expires 01/07/09 (2) (5)                                63,795
         195   MSCI Daily Total Return Net
                  Emerging Markets India USD,
                  Expires 01/09/09 (2) (5)                               104,538
      70,643   MSCI Daily Total Return Net
                  Emerging Markets India
                  Expires 10/25/08 (2) (5)                               809,781
         492   MSCI Daily Trust Net Emerging
                  Markets India USD
                  Expires 04/24/09 (2) (5)                               263,758
                                                                   -------------
                                                                       1,336,250
               TURKEY - 0.8%
         253   MSCI Daily Total Return Net
                  Emerging Markets Turkey USD
                  Expires 05/05/08                                        61,593
         322   MSCI Daily Total Return Net
                  Emerging Markets Turkey USD
                  Expires 06/16/08                                        81,945
         360   MSCI Daily Total Return Net
                  Emerging Markets Turkey USD
                  Expires 10/08/08                                        89,435
                                                                   -------------
                                                                         232,973
                                                                   -------------
               TOTAL INDEX-LINKED
                  WARRANTS
                  (Cost $2,709,174)                                    2,734,681
                                                                   -------------

The accompanying notes are an integral part of the financial statements.

SCHRODER EMERGING MARKET EQUITY FUND

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2008 (UNAUDITED)

   Shares                                                             Value $
------------                                                       -------------
               EQUITY-LINKED
               WARRANTS (3) (4) - 4.1%
               TAIWAN - 2.3%
     169,522   Chinatrust Financial Holding
                  Expires 01/21/09                                       176,812
     100,264   Far Eastern Textile
                  Expires 03/10/10                                       168,602
     173,354   SinoPac Financial Holdings
                  Expires 09/06/11                                        85,637
      99,478   Taiwan Cement
                  Expires 01/20/09                                       160,955
      85,082   TSRC
                  Expires 11/01/10                                       136,769
                                                                   -------------
                                                                         728,775
               UNITED ARAB EMIRATES - 1.8%
     289,213   Air Arabia
                  Expires 08/13/10                                       158,200
      99,367   Aldar Properties
                  Expires 08/13/10                                       313,602
      30,000   Emaar Properties
                  Expires 01/12/10                                        93,450
                                                                   -------------
                                                                         565,252
                                                                   -------------
               TOTAL EQUITY-LINKED
               WARRANTS
                  (Cost $1,094,509)                                    1,294,027
                                                                   -------------
               PREFERRED STOCK - 3.3%
               BRAZIL - 3.3%
      10,300   Bradespar                                                 303,856
       8,058   Cia Energetica de Minas Gerais                            167,516
       9,440   Eletropaulo Metropolitana
                  Eletricidade de Sao Paulo                              211,463
       5,100   Suzano Papel e Celulose                                    88,682
       3,300   Ultrapar Participacoes                                    118,399
       3,300   Usinas Siderurgicas de Minas
                  Gerais Class A                                         158,646
                                                                   -------------
               TOTAL PREFERRED STOCK
                  (Cost $783,503)                                      1,048,562
                                                                   -------------
               RIGHTS - 0.0%
               BRAZIL - 0.0%
          20   Cia de Bebidas das Americas (1)
               (Cost $--)                                                    --
                                                                   -------------

  Principal
  Amount $                                                            Value $
------------                                                       -------------
               SHORT-TERM INVESTMENT - 3.4%
   1,065,228   JPMorgan Chase Bank, N.A.
                  Time Deposit (Nassau), 1.820%
                  (Cost $1,065,228)                                    1,065,228
                                                                   -------------
               TOTAL INVESTMENTS - 100.1%
                  (Cost $27,841,030)                                  31,589,759
                                                                   -------------
               OTHER ASSETS LESS
                  LIABILITIES - (0.1)%                                   (21,089)
                                                                   -------------
               NET ASSETS - 100.0%                                 $  31,568,670
                                                                   =============

(1)  Denotes non-income producing security.

(2) Security considered illiquid. On April 30, 2008 the value of these securities amounted to $2,407,330 representing 7.6% of the net assets of the Fund.

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2008, the value of these securities amounted to $4,786,837, representing 15.2% of the net assets of the Fund.

(4)  Securities are not readily marketable.

(5)  Security is fair valued. (See Note 2 in Notes to Financial Statements.)

ADR - American Depositary Receipt
GDR - Global Depositary Receipt
NVDR - New Vehicle Delivery Receipt
USD - United States Dollar

The accompanying notes are an integral part of the financial statements.

SCHRODER U.S. OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS
APRIL 30, 2008 (UNAUDITED)

   Shares                                                             Value $
------------                                                       -------------
               COMMON STOCK - 89.3%
               AUTOS & TRANSPORTATION - 2.0%
      72,500   Horizon Lines Class A                                     764,875
      31,100   Kansas City Southern (1)                                1,401,988
      58,200   Republic Airways Holdings (1)                             981,252
      78,500   Seaspan                                                 2,086,530
                                                                   -------------
                                                                       5,234,645
               CONSUMER DISCRETIONARY - 17.0%
     140,100   Ambassadors Group                                       2,726,346
      52,500   Bright Horizons Family Solutions (1)                    2,489,025
     175,700   Casual Male Retail Group (1)                              759,024
     281,300   Central Garden & Pet (1)                                1,448,695
      83,800   Central Garden & Pet Class A (1)                          420,676
     105,900   Children's Place (1)                                    2,462,175
     107,200   Clear Channel Outdoor Holdings Class A (1)              2,038,944
      23,800   Diamond Management & Technology Consultants               146,370
     131,000   Geo Group (1)                                           3,464,950
      62,200   Home Inns & Hotels Management ADR (1)                   1,393,902
      58,500   Knology (1)                                               749,970
      92,000   LKQ (1)                                                 2,001,920
      80,700   Pinnacle Entertainment (1)                              1,252,464
      48,700   Regis                                                   1,422,040
      39,800   Rent-A-Center (1)                                         856,894
     180,900   Scientific Games Class A (1)                            5,094,144
      76,500   Sonic (1)                                               1,682,235
      69,800   Standard Parking (1)                                    1,495,814
     111,000   THQ (1)                                                 2,362,080
     191,500   Valueclick (1)                                          3,820,425
      15,900   Viad                                                      500,214
     103,500   Waste Connections (1)                                   3,319,245
      29,900   Watson Wyatt Worldwide Class A                          1,752,738
                                                                   -------------
                                                                      43,660,290
               CONSUMER STAPLES - 0.7%
      21,000   Flowers Foods                                             543,690
      63,600   United Natural Foods (1)                                1,259,280
                                                                   -------------
                                                                       1,802,970
               FINANCIAL SERVICES - 14.1%
      73,550   Annaly Capital Management REIT                          1,232,698
      39,191   Apollo Investment (2)                                     634,110
      78,863   Argo Group International Holdings (1)                   2,824,873
      68,700   Bank of Hawaii                                          3,766,821
      26,900   Berkshire Hills Bancorp                                   688,371
     100,500   Chimera Investment                                      1,393,935
     178,500   Conseco (1)                                             2,079,525
      26,943   Cullen/Frost Brothers                                   1,503,958
      84,520   CVB Financial                                             970,290
      56,800   Digital Realty Trust                                    2,201,000

  Shares                                                              Value $
---------                                                          -------------
     170,900   Euronet Worldwide (1)                                   3,021,512
      91,350   H&E Equipment Services (1)                              1,197,598
      30,908   Health Care REIT                                        1,497,493
      14,000   Investment Technology Group (1)                           675,640
      74,400   Investors Real Estate Trust REIT                          758,880
      70,500   National Retail Properties REIT                         1,615,155
     146,300   Online Resources (1)                                    1,479,093
      84,500   Reinsurance Group of America                            4,392,310
      19,800   SVB Financial Group (1)                                   963,468
      58,800   Westamerica Bancorporation                              3,436,272
                                                                   -------------
                                                                      36,333,002
               HEALTH CARE - 12.0%
      57,800   Advanced Medical Optics (1)                             1,213,800
      50,000   Amsurg (1)                                              1,277,000
      15,300   Animal Health International (1)                           134,487
      34,200   athenahealth (1)                                          855,000
     231,300   Bruker BioSciences (1)                                  2,803,356
      65,300   Cepheid (1)                                             1,277,921
      82,500   Cooper                                                  2,887,500
      39,000   Dialysis Corp. of America (1)                             298,350
       3,000   Ensign Group                                               28,830
      35,500   Haemonetics (1)                                         2,031,665
      14,100   Integra LifeSciences Holdings (1)                         597,417
     109,800   KV Pharmaceutical (1)                                   2,683,512
     192,800   Lexicon Pharmaceuticals (1)                               397,168
      52,000   Luminex (1)                                             1,014,520
      50,600   Perrigo                                                 2,074,094
     168,500   PSS World Medical (1)                                   2,775,195
      43,500   Psychiatric Solutions (1)                               1,509,885
      61,600   Sirtris Pharmaceuticals (1)                             1,376,760
     113,700   Skilled Healthcare Group (1)                            1,375,770
      91,300   Sun Healthcare Group Class A (1)                        1,200,595
      54,900   Volcano (1)                                               649,467
      49,500   West Pharmaceutical Services                            2,322,045
                                                                   -------------
                                                                      30,784,337
               MATERIALS & PROCESSING - 7.0%
      50,600   Airgas                                                  2,435,378
      33,100   Albany International Class A                            1,201,530
     103,900   Brush Engineered Materials (1)                          3,221,939
     113,800   Cabot                                                   3,318,408
      30,400   Clean Harbors (1)                                       2,005,488
      10,000   FMC                                                       627,800
      40,000   Interface Class A                                         513,600
      51,500   Pan American Silver (1)                                 1,725,250
      69,409   ShawCor                                                 2,068,001
      79,051   Yamana Gold                                             1,013,434
                                                                   -------------
                                                                      18,130,828
               OTHER ENERGY - 9.8%
      23,100   Approach Resources (1)                                    437,745
      75,500   CARBO Ceramics                                          3,588,515
      41,700   Concho Resources (1)                                    1,149,669
     137,100   Dresser-Rand Group (1)                                  5,013,747

The accompanying notes are an integral part of the financial statements.

SCHRODER U.S. OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2008 (UNAUDITED)

   Shares                                                             Value $
------------                                                       -------------
       7,700   FMC Technologies (1)                                      517,440
     207,430   Galleon Energy Class A (1)                              3,652,531
      58,500   Goodrich Petroleum (1)                                  1,976,130
      21,000   Ormat Technologies                                      1,035,300
     108,500   Parallel Petroleum (1)                                  2,299,115
     123,900   St. Mary Land & Exploration                             5,416,908
                                                                   -------------
                                                                      25,087,100
               PRODUCER DURABLES - 6.6%
      66,400   Actuant Class A                                         2,248,968
      27,400   CommScope (1)                                           1,302,870
      48,600   ESCO Technologies (1)                                   2,262,816
     140,400   FEI (1)                                                 3,070,548
      54,050   IDEX                                                    1,983,094
      20,600   Manitowoc                                                 779,092
     116,000   MTC Technologies (1)                                    2,767,760
      19,600   Rofin-Sinar Technologies (1)                              746,368
      95,600   Veeco Instruments (1)                                   1,800,148
                                                                   -------------
                                                                      16,961,664
               TECHNOLOGY - 16.5%
     130,800   Anadigics (1)                                           1,459,728
     164,200   Aspen Technology (1)                                    2,256,108
      73,000   Cbeyond (1)                                             1,441,020
      37,900   Constant Contact (1)                                      676,515
      20,500   DRS Technologies                                        1,280,020
     225,500   Emulex (1)                                              2,951,795
     112,900   F5 Networks (1)                                         2,554,927
     144,300   Gartner (1)                                             3,307,356
      49,400   GeoEye (1)                                              1,137,682
     154,600   Informatica (1)                                         2,467,416
     116,300   Interwoven (1)                                          1,309,538
      38,400   IPG Photonics (1)                                         642,432
      37,000   Mantech International Class A (1)                       1,767,490
      99,700   MEMSIC (1)                                                790,621
      52,200   Microsemi (1)                                           1,278,900
     117,660   Parametric Technology (1)                               2,050,814
     214,000   QLogic (1)                                              3,415,440
      83,100   RightNow Technologies (1)                                 994,707
     117,500   Semtech (1)                                             1,908,200
     220,800   SonicWALL (1)                                           1,697,952
      45,900   Standard Microsystems (1)                               1,360,935
     106,500   Syniverse Holdings (1)                                  1,673,115
     217,900   Vishay Intertechnology (1)                              2,059,155
     119,600   Volterra Semiconductor (1)                              1,801,176
                                                                   -------------
                                                                      42,283,042
               UTILITIES - 3.6%
      52,300   Consolidated Communications Holdings                      747,890
      18,300   Mediacom Communications Class A (1)                        78,507
      70,200   NorthWestern                                            1,742,364
     127,000   Paetec Holding (1)                                        979,170
      55,600   Portland General Electric                               1,334,400

   Shares                                                             Value $
------------                                                       -------------
      35,800   Time Warner Telecom Class A (1)                           701,680
      31,900   UIL Holdings                                              998,470
      83,600   Unisource Energy                                        2,611,664
                                                                   -------------
                                                                       9,194,145
               TOTAL COMMON STOCK
                  (Cost $ 212,521,469)                               229,472,023
                                                                   -------------

  Principal
  Amount $
------------
               SHORT-TERM INVESTMENT - 9.9%
  25,371,332   JPMorgan Chase Bank, N.A.
                  Time Deposit (Nassau), 1.820%
                  (Cost $25,371,332)                                  25,371,332
                                                                   -------------
               TOTAL INVESTMENTS - 99.2%
                  (Cost $237,892,801)                                254,843,355
                                                                   -------------
               OTHER ASSETS LESS
                  LIABILITIES - 0.8%                                   1,927,801
                                                                   -------------
               NET ASSETS - 100.0%                                 $ 256,771,156
                                                                   =============

(1)  Denotes non-income producing security.

(2)  Business development company.

ADR  - American Depositary Receipt
REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS
APRIL 30, 2008 (UNAUDITED)

   Shares                                                             Value $
------------                                                       -------------
               COMMON STOCK - 90.6%
               AUTOS & TRANSPORTATION - 0.7%
       2,100   Wabtec                                                     90,048
                                                                   -------------
               CONSUMER DISCRETIONARY - 16.6%
       6,500   Cheesecake Factory (1)                                    147,095
       9,000   Corrections Corp. of America (1)                          229,500
       7,300   Interpublic Group of Cos. (1)                              66,065
       4,100   Lamar Advertising Class A (1)                             162,114
       3,100   Meredith                                                  100,471
       4,000   Regis                                                     116,800
       5,600   Republic Services                                         178,024
       1,200   Ritchie Brothers Auctioneers                               29,940
       5,500   Ross Stores                                               184,195
      14,600   Scientific Games Class A (1)                              411,136
      13,200   Valueclick (1)                                            263,340
       7,200   VeriSign (1)                                              259,560
       1,600   Watson Wyatt Worldwide Class A                             93,792
                                                                   -------------
                                                                       2,242,032
               CONSUMER STAPLES - 0.9%
       3,100   Ruddick                                                   119,970
                                                                   -------------
               FINANCIAL SERVICES - 12.2%
       2,300   AllianceBernstein Holding LP                              142,646
       2,000   Annaly Capital Management REIT                             33,520
       3,400   Bank of Hawaii                                            186,422
       3,500   Cullen/Frost Brothers                                     195,370
       1,000   Dun & Bradstreet                                           84,300
       3,700   Genpact (1)                                                52,910
       4,400   Global Payments                                           194,744
       2,200   Health Care REIT                                          106,590
       6,300   Reinsurance Group of America                              327,474
       2,800   Westamerica Bancorporation                                163,632
       5,900   WR Berkley                                                151,571
                                                                   -------------
                                                                       1,639,179
               HEALTH CARE - 12.5%
       6,100   Advanced Medical Optics (1)                               128,100
       7,400   Barr Pharmaceuticals (1)                                  371,702
       7,000   DaVita (1)                                                366,870
       2,000   Gen-Probe (1)                                             112,720
       1,900   Health Net (1)                                             55,651
       4,300   IMS Health                                                106,425
       4,400   Inverness Medical Innovations (1)                         162,800
       4,400   Patterson (1)                                             150,480
       2,100   Perrigo                                                    86,079
       3,100   West Pharmaceutical Services                              145,421
                                                                   -------------
                                                                       1,686,248
               MATERIALS & PROCESSING - 10.3%
       7,500   Albemarle                                                 280,575
       6,200   Cabot                                                     180,792
       1,100   Commercial Metals                                          34,254
       8,500   Crown Holdings (1)                                        228,140

  Shares                                                              Value $
---------                                                          -------------
       1,200   Jacobs Engineering Group (1)                              103,596
      12,200   Pactiv (1)                                                290,238
       1,900   Pan American Silver (1)                                    63,650
       4,600   ShawCor                                                   137,054
       5,270   Yamana Gold                                                67,562
                                                                   -------------
                                                                       1,385,861
               OTHER ENERGY - 9.1%
       3,200   Concho Resources (1)                                       88,224
       2,600   Denbury Resources (1)                                      79,456
       8,500   Dresser-Rand Group (1)                                    310,845
       2,800   Exterran Holdings (1)                                     187,012
       1,800   Forest Oil (1)                                            106,074
       9,100   Galleon Energy Class A (1)                                160,237
       4,500   Range Resources                                           298,710
                                                                   -------------
                                                                       1,230,558
               PRODUCER DURABLES - 5.2%
       1,600   CommScope (1)                                              76,080
       2,400   Curtiss-Wright                                            113,976
       5,500   Dover                                                     272,085
       6,550   IDEX                                                      240,319
                                                                   -------------
                                                                         702,460
               TECHNOLOGY - 17.0%
       6,300   Adtran                                                    149,058
      13,200   Amdocs (1)                                                414,216
       1,900   Amphenol Class A                                           87,742
      26,100   Brocade Communications
               Systems (1)                                               186,876
       1,100   DRS Technologies                                           68,684
      18,000   Emulex (1)                                                235,620
      10,500   F5 Networks (1)                                           237,615
      11,700   Integrated Device Technology (1)                          125,073
       5,800   Intersil Class A                                          154,976
      10,800   ON Semiconductor (1)                                       80,676
       7,900   Parametric Technology (1)                                 137,697
      17,100   QLogic (1)                                                272,916
       6,000   SAIC (1)                                                  114,000
       3,700   Skyworks Solutions (1)                                     32,153
                                                                   -------------
                                                                       2,297,302
               UTILITIES - 6.1%
       4,900   Citizens Communications                                    52,528
       3,600   NeuStar (1)                                                99,036
       3,900   NII Holdings (1)                                          178,386
       5,900   Portland General Electric                                 141,600
       4,900   Sierra Pacific Resources                                   66,787
      10,600   Time Warner Telecom Class A (1)                           207,760
       1,300   US Cellular (1)                                            71,695
                                                                   -------------
                                                                         817,792
                                                                   -------------
               TOTAL COMMON STOCK
                  (Cost $11,673,902)                                  12,211,450
                                                                   -------------

The accompanying notes are an integral part of the financial statements.

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2008 (UNAUDITED)

   Shares                                                             Value $
------------                                                       -------------
               INVESTMENT COMPANY - 1.0%
       1,300   iShares Russell Midcap Index Fund
                  (Cost $121,789)                                        129,350
                                                                   -------------

  Principal
  Amount $
------------
               SHORT-TERM INVESTMENT - 8.1%
   1,091,291   JPMorgan Chase Bank, N.A.
                  Time Deposit (Nassau), 1.820%
                  (Cost $1,091,291)                                    1,091,291
                                                                   -------------
               TOTAL INVESTMENTS - 99.7%
                  (Cost $12,886,982)                                  13,432,091
                                                                   -------------
               OTHER ASSETS LESS LIABILITIES - 0.3%                       39,561
                                                                   -------------
               NET ASSETS - 100.0%                                 $  13,471,652
                                                                   =============

(1)  Denotes non-income producing security.

LP - Limited Partnership
REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

SCHRODER NORTH AMERICAN EQUITY FUND

SCHEDULE OF INVESTMENTS
APRIL 30, 2008 (UNAUDITED)

   Shares                                                             Value $
------------                                                       -------------
               COMMON STOCK - 99.3%
               BARBADOS - 0.2%
      11,600   Everest Re Group                                        1,048,060
                                                                   -------------
               BERMUDA - 1.4%
      60,376   Accenture Class A                                       2,267,119
      28,138   ACE                                                     1,696,440
       5,400   Allied World Assurance Holdings                           222,642
       7,934   Arch Capital Group (1)                                    560,537
      10,300   Aspen Insurance Holdings                                  267,697
      24,767   Axis Capital Holdings                                     839,849
       7,400   Endurance Specialty Holdings                              274,762
      10,800   Max Re Capital                                            252,828
      31,744   Nabors Industries (1)                                   1,191,670
       8,800   PartnerRe                                                 651,024
       5,890   Platinum Underwriters Holdings                            211,274
      12,700   RenaissanceRe Holdings                                    653,288
      18,800   XL Capital Class A                                        655,932
                                                                   -------------
               Total Bermuda                                           9,745,062
                                                                   -------------
               CANADA - 6.8%
      18,000   Addax Petroleum                                           802,304
      16,500   AltaGas Income Trust                                      396,564
      19,197   ARC Energy Trust                                          496,464
      13,300   Bank of Montreal                                          661,764
      33,325   Bank of Nova Scotia                                     1,582,681
      35,200   Barrick Gold                                            1,353,255
      51,400   BCE                                                     1,878,558
       5,550   Bell Aliant Regional Communications
                  (1) (2) (3) (4)                                        165,910
      22,000   Canaccord Capital                                         226,140
      45,169   Canadian National Railway                               2,365,888
      19,000   Canadian Oil Sands Trust                                  853,481
      23,500   Canadian Pacific Railway                                1,619,257
      10,700   Davis & Henderson                                         181,397
      24,200   Dundee (1)                                                332,152
      52,366   EnCana                                                  4,225,581
      12,615   Enerplus Resources Fund                                   566,413
       9,000   First Quantum Minerals                                    790,416
       4,800   Fording Canadian Coal Trust                               295,847
      48,654   Gerdau Ameristeel                                         759,489
      14,700   Gildan Activewear (1)                                     376,807
      15,400   Goldcorp                                                  547,695
      45,400   Husky Energy                                            2,050,643
       5,400   MacDonald Dettwiler & Associates (1)                      219,883
      32,052   Manulife Financial                                      1,253,240
      19,200   Methanex                                                  448,108
       6,600   Mullen Group Income Fund                                  129,522
      21,700   National Bank of Canada                                 1,157,951
      13,800   Nexen                                                     478,320
      11,800   Northbridge Financial                                     407,240
      47,206   Penn West Energy Trust                                  1,423,117
      22,600   Peyto Energy Trust                                        440,598

   Shares                                                             Value $
------------                                                       -------------
       5,800   Potash Corp. of Saskatchewan                            1,067,894
      28,994   Power Corp. of Canada                                   1,017,050
      17,900   Progress Energy Trust                                     249,772
      25,384   Research In Motion (1)                                  3,090,500
      57,386   Royal Bank of Canada                                    2,736,792
      72,058   Shaw Communications Class B                             1,508,573
      24,100   Shoppers Drug Mart                                      1,273,095
      21,100   Sun Life Financial                                      1,020,319
       2,079   Teck Cominco Class B                                       90,477
      33,709   Teck Cominco Class B (United States)                    1,472,072
      44,044   Toronto-Dominion Bank                                   2,891,795
      24,700   TransCanada                                               905,184
      29,900   Trinidad Drilling                                         380,691
      11,500   Vermilion Energy Trust                                    453,079
      59,600   Yellow Pages Income Fund                                  649,332
                                                                   -------------
               Total Canada                                           47,293,310
                                                                   -------------
               CAYMAN ISLANDS - 0.3%
       8,100   Garmin                                                    331,290
       4,900   Herbalife                                                 214,522
      71,311   Seagate Technology                                      1,345,638
       7,900   United America Indemnity (1)                              122,134
                                                                   -------------
               Total Cayman Islands                                    2,013,584
                                                                   -------------
               PUERTO RICO - 0.0%
      31,700   W Holding                                                  33,602
                                                                   -------------
               UNITED STATES - 90.6%
               ALLIANCE DATA SYSTEMS - 0.2%
      10,500   Arbitron                                                  502,320
      14,900   CSG Systems International (1)                             180,290
      20,200   Fiserv (1)                                              1,021,110
                                                                   -------------
                                                                       1,703,720
               APPAREL & ACCESSORY STORES - 0.6%
      18,841   Abercrombie & Fitch Class A                             1,400,075
      42,500   Nordstrom                                               1,498,550
      29,000   Ross Stores                                               971,210
                                                                   -------------
                                                                       3,869,835
               AUTO & TRANSPORTATION - 0.0%
       6,100   Forward Air                                               207,949
                                                                   -------------
               AUTOMOTIVE DEALERS & GASOLINE SERVICE
                  STATIONS - 0.3%
      20,500   Advance Auto Parts                                        710,940
      11,773   Autozone (1)                                            1,421,590
                                                                   -------------
                                                                       2,132,530
               AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.1%
       7,476   Ryder System                                              511,882
       8,300   Standard Parking (1)                                      177,869
       4,200   Wright Express (1)                                        138,600
                                                                   -------------
                                                                         828,351

The accompanying notes are an integral part of the financial statements.

SCHRODER NORTH AMERICAN EQUITY FUND

APRIL 30, 2008 (UNAUDITED)

   Shares                                                             Value $
------------                                                       -------------
               BUILDING CONSTRUCTION GENERAL CONTRACTORS - 0.2%
      13,800   DR Horton                                                 213,762
       1,500   NVR (1)                                                   920,250
                                                                   -------------
                                                                       1,134,012
               BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY &
                  MOBILE HOME DEALERS - 0.8%
      80,346   Home Depot                                              2,313,965
      98,647   Lowe's                                                  2,484,918
      14,372   Sherwin-Williams                                          795,059
                                                                   -------------
                                                                       5,593,942
               BUSINESS SERVICES - 5.5%
      20,886   Adobe Systems (1)                                         778,839
      22,226   Affiliated Computer Services Class A (1)                1,177,311
       9,400   Asset Acceptance Capital                                  113,270
      12,800   Automatic Data Processing                                 565,760
      57,100   Check Point Software Technologies (1)                   1,348,702
      16,900   Clear Channel Outdoor Holding Class A (1)                 321,438
      53,900   CNET Networks (1)                                         417,725
      11,837   Equifax                                                   453,002
       9,700   Fair Isaac                                                240,269
      36,900   Fidelity National Information Services                  1,330,614
      12,540   Google Class A (1)                                      7,201,597
       7,065   Imergent                                                   80,612
       7,600   infoUSA                                                    43,092
       3,500   Mastercard Class A                                        973,560
     452,751   Microsoft                                              12,912,458
       1,600   MicroStrategy Class A (1)                                 141,968
      30,300   MoneyGram International                                    46,965
       2,000   NAVTEQ (1)                                                148,420
       7,900   NetFlix (1)                                               252,642
      30,566   Omnicom Group                                           1,459,221
     287,440   Oracle (1)                                              5,993,124
       7,900   Sotheby's                                                 218,830
       8,400   Sybase (1)                                                247,128
      40,700   Total System Services                                     968,660
      15,920   United Online                                             170,025
                                                                   -------------
                                                                      37,605,232
               CHEMICALS & ALLIED PRODUCTS - 9.9%
      99,040   Abbott Laboratories                                     5,224,360
      10,500   Air Products & Chemicals                                1,033,515
      60,783   Amgen (1)                                               2,544,984
      10,400   Arch Chemicals                                            354,328
      11,100   Church & Dwight                                           630,702
      42,058   Colgate-Palmolive                                       2,973,501
      12,500   Eastman Chemical                                          918,750
      17,500   Ecolab                                                    804,300
      28,900   EI Du Pont de Nemours                                   1,413,499

   Shares                                                             Value $
------------                                                       -------------
      82,796   Eli Lilly                                               3,985,799
      37,806   Genentech (1)                                           2,578,369
      32,300   Genzyme (1)                                             2,272,305
      71,731   Gilead Sciences (1)                                     3,712,797
      10,700   Huntsman                                                  240,643
      17,700   ImClone Systems (1)                                       825,705
     159,706   Johnson & Johnson                                      10,714,676
     107,728   Merck                                                   4,097,973
      14,400   Monsanto                                                1,641,888
      16,200   Olin                                                      326,754
     352,321   Pfizer                                                  7,085,175
      14,836   Praxair                                                 1,354,675
     168,959   Procter & Gamble                                       11,328,701
      23,100   Rohm & Haas                                             1,234,695
       2,700   Stepan                                                    106,218
      30,431   Wyeth                                                   1,353,267
                                                                   -------------
                                                                      68,757,579
               COAL MINING - 0.1%
      11,900   Alliance Resource Partners LP                             493,493
      17,000   Natural Resource Partners LP                              550,120
                                                                   -------------
                                                                       1,043,613
               COMMUNICATIONS - 4.5%
      32,300   American Tower (1)                                      1,402,466
     331,786   AT&T                                                   12,843,436
       9,100   Atlantic Telegraph Network                                283,283
      26,796   CenturyTel                                                869,530
      68,729   Citizens Communications                                   736,775
      57,970   Comcast Class A                                         1,191,284
      17,759   Comcast Class Special Class A                             359,442
      27,100   CTC Media (1)                                             701,077
      55,700   DIRECTV Group (1)                                       1,372,448
      45,500   DISH Network (1)                                        1,357,720
       3,015   Fairpoint Communications                                   27,768
      22,000   Soapstone Networks                                        154,000
      21,763   Sprint Nextel                                             173,886
      27,200   Syniverse Holdings (1)                                    427,312
      19,700   USA Mobility                                              140,658
     178,978   Verizon Communications                                  6,887,074
      53,896   Viacom Class B (1)                                      2,071,762
                                                                   -------------
                                                                      30,999,921
               DEPOSITORY INSTITUTIONS - 8.4%
     242,875   Bank of America                                         9,117,528
      80,924   Bank of New York Mellon                                 3,522,622
      47,600   BB&T                                                    1,632,204
      32,100   Capital One Financial                                   1,701,300
       4,000   Capital Bancorp                                            68,760
      14,000   Central Pacific Financial                                 257,040
     260,972   Citigroup                                               6,594,762
      10,200   City Bank                                                 184,824
       3,300   Community Trust Bancorp                                    99,198
      24,300   Corus Bankshares                                          178,119
      26,100   First Niagara Financial Group                             376,623

The accompanying notes are an integral part of the financial statements.

SCHRODER NORTH AMERICAN EQUITY FUND

APRIL 30, 2008 (UNAUDITED)

   Shares                                                             Value $
------------                                                       -------------
       9,700   First State Bancorporation                                 90,210
      15,500   FNB                                                       239,630
      14,300   Frontier Financial                                        228,800
       4,600   IBERIABANK                                                221,720
     189,363   JPMorgan Chase                                          9,023,147
      32,900   Keycorp                                                   793,877
       5,500   M&T Bank                                                  512,765
       4,400   Midwest Banc Holdings                                      45,232
      32,436   National City                                             204,347
      11,600   Pacific Capital Bancorp                                   236,408
      68,918   Regions Financial                                       1,510,683
      12,200   Renasant                                                  282,674
      20,900   South Financial Group                                     126,236
      34,400   State Street                                            2,481,616
      12,100   Sterling Financial                                        147,741
      26,900   SunTrust Banks                                          1,499,675
      20,800   TCF Financial                                             361,920
      25,600   Trustco Bank NY                                           223,488
     115,364   U.S. Bancorp                                            3,909,686
      12,000   Umpqua Holdings                                           177,000
      17,281   UnionBanCal                                               907,425
     135,876   Wachovia                                                3,960,785
     199,399   Wells Fargo                                             5,932,120
      10,600   WesBanco                                                  228,006
      12,000   Whitney Holding                                           280,920
      13,900   Zions Bancorporation                                      644,265
                                                                   -------------
                                                                      58,003,356
               EATING & DRINKING PLACES - 1.1%
      25,644   Darden Restaurants                                        912,413
      78,710   McDonald's                                              4,689,542
      43,853   Yum! Brands                                             1,783,940
                                                                   -------------
                                                                       7,385,895
               EDUCATIONAL SERVICES - 0.2%
      27,968   Apollo Group Class A (1)                                1,423,571
       1,200   Strayer Education                                         222,828
                                                                   -------------
                                                                       1,646,399
               ELECTRIC & OTHER ELECTRICAL EQUIPMENT - 6.1%
       8,700   Acuity Brands                                             416,208
     178,487   Cisco Systems (1)                                       4,576,407
      60,854   Emerson Electric                                        3,180,230
     461,527   General Electric                                       15,091,933
      18,304   Harris                                                    988,965
     333,685   Intel                                                   7,427,828
      16,486   Maxim Integrated Products                                 346,700
      14,000   MEMC Electronic Materials (1)                             881,580
      25,331   Microchip Technology                                      930,914
      46,721   National Semiconductor                                    952,641
     106,815   Qualcomm                                                4,613,340
      33,800   Smart Modular Technologies WWH (1)                        203,814

   Shares                                                             Value $
------------                                                       -------------
      95,686   Texas Instruments                                       2,790,204
       5,749   Verigy (1)                                                122,856
                                                                   -------------
                                                                      42,523,620
               ELECTRIC, GAS & SANITARY SERVICES - 2.9%
      31,651   Alliant Energy                                          1,192,293
      25,100   Ameren                                                  1,138,536
       7,200   American Ecology                                          191,376
      76,000   Centerpoint Energy                                      1,156,720
      26,100   Cleco                                                     626,661
      12,600   Constellation Energy Group                              1,066,590
      16,465   DTE Energy                                                663,704
      39,902   Exelon                                                  3,410,823
      22,800   FPL Group                                               1,511,412
      34,600   Mirant (1)                                              1,422,406
      21,400   PPL                                                     1,027,628
      19,600   Public Service Enterprise Group                           860,636
      30,222   Republic Services                                         960,758
      55,740   Southern                                                2,075,200
      50,000   TECO Energy                                               800,500
      40,490   Waste Management                                        1,461,689
      33,900   Xcel Energy                                               705,120
                                                                   -------------
                                                                      20,272,052
               ENGINEERING, ACCOUNTING & RESEARCH
                  MANAGEMENT - 0.1%
      15,900   Pharmaceutical Product Development                        658,578
                                                                   -------------
               FABRICATED METAL PRODUCTS - 0.5%
       6,458   Alliant Techsystems (1)                                   710,251
      21,089   Commercial Metals                                         656,711
      45,200   Illinois Tool Works                                     2,363,508
                                                                   -------------
                                                                       3,730,470
               FOOD & KINDRED PRODUCTS - 4.2%
      84,165   Altria Group                                            1,683,300
      28,214   Anheuser-Busch                                          1,388,129
      62,973   Archer-Daniels Midland                                  2,774,590
     134,974   Coca-Cola                                               7,945,919
      18,500   Coca-Cola Enterprises                                     416,250
      26,100   General Mills                                           1,576,440
      36,344   Hormel Foods                                            1,432,317
      31,400   Kellogg                                                 1,606,738
      97,780   Kraft Foods Class A                                     3,092,782
      15,174   Pepsi Bottling Group                                      511,516
      97,791   PepsiCo                                                 6,701,617
                                                                   -------------
                                                                      29,129,598
               FOOD STORES - 0.4%
      43,800   Kroger                                                  1,193,550
      43,200   Safeway                                                 1,365,120
                                                                   -------------
                                                                       2,558,670

The accompanying notes are an integral part of the financial statements.

SCHRODER NORTH AMERICAN EQUITY FUND

APRIL 30, 2008 (UNAUDITED)

   Shares                                                              Value $
------------                                                        ------------
               FORESTRY - 0.2%
   28,000      Plum Creek Timber REIT                                  1,143,520
                                                                    ------------
               FURNITURE & FIXTURES - 0.0%
    6,100      Herman Miller                                             142,313
                                                                    ------------
               GENERAL MERCHANDISE STORES - 2.1%
   31,538      Costco Wholesale                                        2,247,083
   14,500      Target                                                    770,385
   53,520      TJX                                                     1,724,414
  171,089      Wal-Mart Stores                                         9,919,740
                                                                    ------------
                                                                      14,661,622
               HEALTH SERVICES - 0.8%
    6,100      Amedisys (1)                                              315,980
    8,500      Covance (1)                                               712,215
   20,123      Coventry Health Care (1)                                  900,102
   20,300      Express Scripts (1)                                     1,421,406
   23,300      Laboratory Corp of America
                  Holdings (1)                                         1,761,946
    6,200      Nighthawk Radiology Holdings (1)                           46,500
    4,600      Pediatrix Medical Group (1)                               312,892
                                                                    ------------
                                                                       5,471,041
               HOLDING & OTHER INVESTMENT OFFICES - 1.5%
   36,100      Anthracite Capital REIT                                   281,580
   15,000      Arbor Realty Trust REIT                                   259,050
       37      Berkshire Hathaway Class A (1)                          4,952,450
   13,829      Boston Properties REIT                                  1,389,676
      874      Brookfield Infrastructure Partners LP                      17,367
    8,600      Capital Trust REIT                                        230,050
   23,500      Colonial Properties Trust REIT                            569,405
   18,500      Getty Realty REIT                                         335,035
   16,500      Gramercy Capital REIT                                     313,500
   25,100      JER Investors Trust REIT                                  193,270
    8,900      National Health Investors REIT                            272,251
   29,800      NorthStar Realty Finance REIT                             309,026
   13,700      Omega Healthcare Investors REIT                           239,750
   20,000      Resource Capital REIT                                     173,800
   16,400      Ventas REIT                                               796,384
   50,100      Winthrop Realty Trust REIT                                217,935
                                                                    ------------
                                                                      10,550,529
               HOME FURNITURE, FURNISHINGS &
                  EQUIPMENT STORES - 0.3%
   45,765      Best Buy                                                1,968,810
                                                                    ------------
               HOTELS, ROOMING HOUSES, CAMPS - 0.2%
   12,000      Wynn Resorts                                            1,264,080
                                                                    ------------
               INDUSTRIAL & COMMERCIAL MACHINERY/COMPUTER
                  EQUIPMENT - 6.6%
   49,235      3M                                                      3,786,172
   37,087      Apple (1)                                               6,451,284

   Shares                                                              Value $
------------                                                        ------------
  123,437      Applied Materials                                       2,303,334
   43,083      Caterpillar                                             3,527,636
    9,500      Cymer (1)                                                 246,905
   28,694      Deere                                                   2,412,305
  128,980      Dell (1)                                                2,402,897
  147,426      Hewlett-Packard                                         6,833,195
   76,116      International Business Machines                         9,187,201
   11,500      Lam Research (1)                                          469,660
   12,077      Lexmark International Class A (1)                         379,097
   28,500      Manitowoc                                               1,077,870
    7,700      Rockwell Automation                                       417,571
    8,720      Smith International                                       667,167
   18,000      Stanley Works                                             868,320
   21,200      Terex (1)                                               1,477,216
   24,763      Trane                                                   1,151,727
   31,400      Varian Medical Systems (1)                              1,472,032
   32,639      Western Digital (1)                                       946,205
                                                                    ------------
                                                                      46,077,794
               INSURANCE AGENTS, BROKERS & SERVICE - 0.3%
   25,000      Hartford Financial Services Group                       1,781,750
                                                                    ------------
               INSURANCE CARRIERS - 4.8%
   51,400      Aetna                                                   2,241,040
   39,000      Aflac                                                   2,600,130
   41,449      Allstate                                                2,087,372
   16,717      American Financial Group                                  458,380
   93,223      American International Group                            4,306,902
   19,500      Amerisafe (1)                                             278,070
   19,000      Assurant                                                1,235,000
   32,300      Chubb                                                   1,710,931
   25,600      Cincinnati Financial                                      919,040
   31,700      CNA Financial                                             849,877
   11,000      Employers Holdings                                        209,880
    7,400      First Mercury Financial (1)                               116,920
   49,700      Genworth Financial Class A                              1,146,082
    3,700      Harleysville Group                                        134,865
   16,929      HCC Insurance Holdings                                    417,808
   11,800      Horace Mann Educators                                     199,656
   19,700      Lincoln National                                        1,059,072
   16,800      Meadowbrook Insurance Group                               121,632
   35,200      MetLife                                                 2,141,920
    8,900      Odyssey Re Holdings                                       318,442
   14,300      Protective Life                                           609,466
    5,000      Prudential Financial                                      378,550
    5,900      RLI                                                       283,200
    5,600      Safety Insurance Group                                    201,040
   10,720      Selective Insurance Group                                 228,550
    3,700      State Auto Financial                                      101,935
    8,100      Transatlantic Holdings                                    525,285
   50,419      Travelers                                               2,541,118
   79,012      UnitedHealth Group                                      2,578,161
   46,748      WellPoint (1)                                           2,325,713
   28,485      WR Berkley                                                731,780

The accompanying notes are an integral part of the financial statements.

SCHRODER NORTH AMERICAN EQUITY FUND

APRIL 30, 2008 (UNAUDITED)

   Shares                                                              Value $
------------                                                        ------------
       4,200   Zenith National Insurance                                 155,988
                                                                    ------------
                                                                      33,213,805
               MEASURING, ANALYZING & CONTROLLING
                  INSTRUMENTS - 2.9%
      12,900   Alcon (1)                                               2,038,200
      28,012   Becton Dickinson                                        2,504,273
      18,800   CR Bard                                                 1,770,396
       5,500   Haemonetics (1)                                           314,765
       6,300   Intuitive Surgical (1)                                  1,822,338
      82,900   Medtronic                                               4,035,572
       9,800   MTS Systems                                               336,924
      47,839   St. Jude Medical (1)                                    2,094,391
      25,300   Stryker                                                 1,640,199
       4,700   Techne (1)                                                340,844
      14,100   Waters (1)                                                866,586
      28,553   Zimmer Holdings (1)                                     2,117,491
                                                                    ------------
                                                                      19,881,979
               METAL MINING - 0.6%
      16,492   Freeport-McMoRan
                  Copper & Gold                                        1,875,965
      27,551   Newmont Mining                                          1,218,030
      11,788   Southern Copper                                         1,352,791
                                                                    ------------
                                                                       4,446,786
               MISCELLANEOUS MANUFACTURING
               INDUSTRIES - 0.4%
      38,100   Hasbro                                                  1,354,836
      68,900   Mattel                                                  1,291,875
                                                                    ------------
                                                                       2,646,711
               MISCELLANEOUS RETAIL - 1.2%
      16,572   Amazon.com (1)                                          1,303,056
     104,500   CVS Caremark                                            4,218,665
      11,200   Suburban Propane Partners LP                              457,520
      61,359   Walgreen                                                2,138,361
                                                                    ------------
                                                                       8,117,602
               MOTION PICTURES - 0.3%
     130,297   Time Warner                                             1,934,911
       9,540   Walt Disney                                               309,382
                                                                    ------------
                                                                       2,244,293
               MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.3%
      24,537   JB Hunt Transport Services                                833,522
      15,104   United Parcel Service Class B                           1,093,681
                                                                    ------------
                                                                       1,927,203
               NON-DEPOSITORY CREDIT INSTITUTIONS - 0.7%
      31,300   Advance America Cash
                  Advance Centers                                        275,753
      23,452   American Capital Strategies                               744,601
      15,500   AmeriCredit (1)                                           216,380
      21,300   Ares Capital                                              239,838

   Shares                                                              Value $
------------                                                        ------------
       7,600   Asta Funding                                              108,452
      39,300   CapitalSource REIT                                        552,165
      73,697   Fannie Mae                                              2,085,625
       6,500   Financial Federal                                         151,775
      29,000   MCG Capital                                               222,140
      37,700   Ocwen Financial (1)                                       186,238
                                                                    ------------
                                                                       4,782,967
               OIL & GAS EXTRACTION - 4.6%
      34,167   Anadarko Petroleum                                      2,274,155
      11,300   Apache                                                  1,521,884
      25,300   Baker Hughes                                            2,046,264
       6,400   Basic Energy Services (1)                                 148,480
      30,586   BJ Services                                               864,666
      11,900   Bronco Drilling (1)                                       204,680
      13,200   Chesapeake Energy                                         682,440
      10,600   Cimarex Energy                                            660,380
      21,100   Complete Production Services (1)                          569,911
      18,204   Devon Energy                                            2,064,334
       8,900   Diamond Offshore Drilling                               1,116,149
      18,700   ENSCO International                                     1,191,751
      79,300   Grey Wolf (1)                                             497,211
      15,911   Noble Energy                                            1,384,257
      48,205   Occidental Petroleum                                    4,011,138
      13,164   Patterson-UTI Energy                                      367,802
      26,800   Rowan                                                   1,044,932
      52,069   Schlumberger                                            5,235,538
       6,400   SEACOR Holdings (1)                                       544,704
       4,500   St. Mary Land & Exploration                               196,740
       7,697   Transocean                                              1,135,000
      12,600   Union Drilling (1)                                        213,066
       8,000   W&T Offshore                                              327,200
      20,081   Weatherford International (1)                           1,619,934
      31,250   XTO Energy                                              1,933,125
                                                                    ------------
                                                                      31,855,741
               PAPER & ALLIED PRODUCTS - 0.2%
      21,200   Kimberly-Clark                                          1,356,588
                                                                    ------------
               PETROLEUM REFINING - 7.4%
     117,621   Chevron                                                11,309,259
      94,053   ConocoPhillips                                          8,102,666
     271,504   Exxon Mobil                                            25,268,877
      17,838   Hess                                                    1,894,396
      47,919   Marathon Oil                                            2,183,669
      28,000   Sunoco                                                  1,299,480
      28,884   Valero Energy                                           1,410,983
                                                                    ------------
                                                                      51,469,330
               PRIMARY METAL INDUSTRIES - 1.1%
      62,000   Alcoa                                                   2,156,360
     115,591   Corning                                                 3,087,436
       7,900   General Cable (1)                                         529,300
      26,400   Nucor                                                   1,993,200
                                                                    ------------
                                                                       7,766,296

The accompanying notes are an integral part of the financial statements.

SCHRODER NORTH AMERICAN EQUITY FUND

APRIL 30, 2008 (UNAUDITED)

   Shares                                                              Value $
------------                                                        ------------
               PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.3%
      11,884   EW Scripps Class A                                        533,711
      22,344   Gannett                                                   639,485
      26,297   McGraw-Hill                                             1,077,914
                                                                    ------------
                                                                       2,251,110
               RAILROAD TRANSPORTATION - 1.0%
      28,916   Burlington Northern Santa Fe                            2,965,336
      31,400   CSX                                                     1,976,630
      30,900   Norfolk Southern                                        1,841,022
                                                                    ------------
                                                                       6,782,988
               REAL ESTATE - 0.1%
      16,500   WP Carey LP                                               493,020
                                                                    ------------
               RUBBER & MISCELLANEOUS PLASTIC PRODUCTS - 0.1%
       2,000   Deckers Outdoor (1)                                       276,140
       8,800   Tupperware Brands                                         346,720
                                                                    ------------
                                                                         622,860
               RUBBER & PLASTIC - 0.0%
      18,600   Schulman A                                                394,320
                                                                    ------------
               SECURITY & COMMODITY BROKER, DEALERS EXCHANGES &
                  SERVICES - 2.6%
       3,700   BlackRock                                                 746,623
      31,600   Broadridge Financial Solutions                            588,392
      71,600   Charles Schwab                                          1,546,560
       6,900   Federated Investors                                       231,012
      12,000   GFI Group                                                 141,000
      23,876   Goldman Sachs Group                                     4,569,150
       5,200   IntercontinentalExchange (1)                              806,780
      43,560   Lehman Brothers Holdings                                1,927,094
      10,600   Nasdaq OMX Group (1)                                      386,370
      84,165   Philip Morris International (1)                         4,294,940
      27,400   SEI Investments                                           637,598
       9,300   SWS Group                                                 122,016
      21,009   T Rowe Price Group                                      1,230,287
      44,200   TD Ameritrade Holding (1)                                 800,020
                                                                    ------------
                                                                      18,027,842
               TOBACCO PRODUCTS - 0.3%
      22,100   Reynolds American                                       1,190,085
      13,700   UST                                                       713,359
                                                                    ------------
                                                                       1,903,444

   Shares                                                              Value $
------------                                                        ------------
               TRANSPORTATION BY AIR - 0.1%
      11,100   Republic Airways Holdings (1)                             187,146
      14,800   Skywest                                                   281,644
                                                                    ------------
                                                                         468,790
               TRANSPORTATION EQUIPMENT - 2.4%
      24,342   Goodrich                                                1,658,907
       5,914   Harley-Davidson                                           226,211
       9,500   Harsco                                                    563,635
      56,460   Honeywell International                                 3,353,724
      30,801   Lockheed Martin                                         3,266,138
      37,618   Paccar                                                  1,780,084
      23,800   Textron                                                 1,452,038
      63,177   United Technologies                                     4,578,437
                                                                    ------------
                                                                      16,879,174
               TRANSPORTATION SERVICES - 0.2%
      10,600   Ambassadors Group                                         206,276
      19,800   Expeditors International of Washington                    922,482
                                                                    ------------
                                                                       1,128,758
               WATER TRANSPORTATION - 0.1%
      11,200   Tidewater                                                 730,464
                                                                    ------------
               WHOLESALE TRADE NON-DURABLE GOODS - 0.7%
      14,729   AmerisourceBergen                                         597,261
       4,400   Henry Schein (1)                                          243,628
      45,000   Medco Health Solutions (1)                              2,229,300
      30,688   Nike Class B                                            2,049,958
                                                                    ------------
                                                                       5,120,147
               WHOLESALE TRADE-DURABLE
               GOODS - 0.1%
       8,082   Anixter International (1)                                 460,431
      19,266   Arrow Electronics (1)                                     524,228
                                                                    ------------
                                                                         984,659
                                                                    ------------
               Total United States                                   628,343,658
                                                                    ------------
               TOTAL COMMON STOCK
                  (Cost $660,565,339)                                688,477,276
                                                                    ------------
               RIGHTS - 0.0%
               UNITED STATES - 0.0%
       5,010   Winthrop Realty Trust, Expires 05/12/08 (1)
                  (Cost $--)                                                 401
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

SCHRODER NORTH AMERICAN EQUITY FUND

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2008 (UNAUDITED)

  Principal
  Amount $                                                             Value $
------------                                                        ------------
               SHORT-TERM INVESTMENT - 0.6%
   3,932,903   JPMorgan Chase Bank, N.A.
                  Time Deposit (Nassau), 1.820%
                  (Cost $3,932,903)                                    3,932,903
                                                                    ------------
               TOTAL INVESTMENTS - 99.9%
                  (Cost $664,498,242)                                692,410,580
                                                                    ------------
               OTHER ASSETS LESS LIABILITIES - 0.1%                      690,960
                                                                    ------------
               NET ASSETS - 100.0%                                  $693,101,540
                                                                    ============

(1)  Denotes non-income producing security.

(2) Security considered illiquid. On April 30, 2008 the value of this security amounted to $165,910 representing less than 0.1% of the net assets of the Fund.

(3)  Security is fair valued. (See Note 2 in Notes to Financial Statements.)

(4) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2008, the value of this security amounted to $165,910, representing less than 0.1% of the net assets of the Fund.

LP - Limited Partnership
REIT - Real Estate Investment Trust
FUTURES CONTRACTS:

The Fund had the following futures contracts outstanding as of April 30, 2008:

                NUMBER                                   NET
                  OF                   EXPIRATION    UNREALIZED
              CONTRACTS      VALUE        DATE      APPRECIATION
              ---------   ----------   ----------   ------------
LONG:
   S&P 500
      Index        6      $2,079,000     Jun-08        $61,205
                                                       =======

The accompanying notes are an integral part of the financial statements.

SCHRODER TOTAL RETURN FIXED INCOME FUND

SCHEDULE OF INVESTMENTS
APRIL 30, 2008 (UNAUDITED)

 Principal
  Amount $                                                            Value $
------------                                                       -------------
               U.S. GOVERNMENT MORTGAGE-
               BACKED OBLIGATIONS - 28.4%
               FHLMC Gold
     384,373      6.500%, 07/01/32                                       400,539
      29,568      6.000%, 12/01/28                                        30,483
     637,426      5.000%, 07/01/33                                       628,579
   2,131,801      5.000%, 08/01/33                                     2,102,213
     288,481      4.500%, 03/01/19                                       286,134
   2,510,000   FHLMC TBA
                  5.500%, 05/15/37                                     2,525,688
          57   FHLMC IO (1)
                  859.107%, 01/15/22                                         949
               FNMA
     133,243      7.500%, 12/01/29                                       143,922
       9,531      7.000%, 12/01/10                                         9,666
     196,425      6.000%, 12/01/28                                       202,511
     303,804      6.000%, 10/01/29                                       313,121
     299,342      5.500%, 10/01/32                                       302,203
     345,931      5.500%, 01/01/33                                       349,237
   2,748,804      5.500%, 07/01/33                                     2,773,360
     695,285      4.500%, 10/01/33                                       663,615
     125,000      4.250%, 05/15/09                                       126,973
               GNMA
      31,155      8.000%, 11/15/17                                        33,765
      18,585      8.000%, 06/15/26                                        20,348
     147,273      7.000%, 09/15/23                                       158,035
   3,590,689      6.000%, 09/20/37                                     3,691,215
     518,159      5.500%, 01/15/34                                       526,282
     246,665      5.500%, 09/20/34                                       250,038
   1,121,478      5.500%, 10/15/34                                     1,138,757
     649,281      5.500%, 01/15/35                                       659,195
   4,133,742      5.000%, 05/15/34                                     4,102,067
                                                                   -------------
               TOTAL U.S. GOVERNMENT
                  MORTGAGE-BACKED
                  OBLIGATIONS
                  (Cost $21,107,678)                                  21,438,895
                                                                   -------------
               COMMERCIAL PAPER (2) - 27.1%
   2,500,000   Barclays Capital
                  3.048%, 05/19/08                                     2,496,219
   3,700,000   Citigroup Funding
                  2.927%, 05/21/08                                     3,693,998
   7,500,000   General Electric Capital
                  2.434%, 06/27/08                                     7,471,262
   6,800,000   Toyota Motor Credit
                  2.422%, 06/10/08                                     6,781,767
                                                                   -------------
               TOTAL COMMERCIAL PAPER
                  (Cost $20,443,246)                                  20,443,246
                                                                   -------------
               U.S. TREASURY
               OBLIGATIONS (3) - 24.3%
  2,582,090    U.S. Treasury Inflation
                  Indexed Bond
                  2.375%, 01/15/27                                     2,716,038

  Principal
   Amount $                                                           Value $
------------                                                       -------------
               U.S. Treasury Notes
     530,000      5.000%, 05/15/37                                       574,553
   1,030,000      4.750%, 08/15/17                                     1,109,987
   1,425,000      4.500%, 11/30/11                                     1,515,066
   3,005,000      3.500%, 02/15/18                                     2,942,084
   3,630,000      3.125%, 04/30/13                                     3,644,179
     170,000      2.500%, 03/31/13                                       165,936
   5,685,000      2.125%, 04/30/10                                     5,670,344
                                                                   -------------
               TOTAL U.S. TREASURY
                  OBLIGATIONS
                  (Cost $18,181,249)                                  18,338,187
                                                                   -------------
               CORPORATE
               OBLIGATIONS (3) - 12.8%
     165,000   Assured Guaranty, Series A (1) (4) (5)
                  6.400%, 12/15/66                                       113,850
     285,000   AT&T
                  5.500%, 02/01/18                                       285,485
     250,000   Bank of America
                  6.100%, 06/15/17                                       262,767
     205,000   Barclays Bank
                  5.450%, 09/12/12                                       209,160
     285,000   BellSouth
                  4.750%, 11/15/12                                       284,824
     160,000   Cisco Systems
                  5.500%, 02/22/16                                       165,990
     115,000   Colorado Interstate Gas
                  6.800%, 11/15/15                                       121,356
     280,000   Credit Suisse USA
                  5.500%, 08/16/11                                       287,479
     125,000   CSX
                  7.450%, 04/01/38                                       130,622
      60,000   FTI Consulting
                  7.625%, 06/15/13                                        62,550
     125,000   Gaz Capital (6)
                  6.212%, 11/22/16                                       118,438
     165,000   General Electric Capital MTN, Series A
                  5.875%, 02/15/12                                       172,908
     400,000   General Electric Capital
                  5.625%, 05/01/18                                       404,857
      75,000   Gerdau Ameristeel
                  10.375%, 07/15/11                                       78,469
     570,000   Goldman Sachs Group
                  6.150%, 04/01/18                                       577,647
     300,000   GTL Trade Finance (6)
                  7.250%, 10/20/17                                       309,060
     135,000   HSBC Holdings
                  6.500%, 09/15/37                                       132,814
     105,000   Industrial Bank of Korea (4) (6)
                  4.000%, 05/19/14                                       103,685
     275,000   ING Bank (6)
                  5.125%, 05/01/15                                       268,998
     215,000   ITC Holdings (6)
                  5.875%, 09/30/16                                       209,284

The accompanying notes are an integral part of the financial statements.

SCHRODER TOTAL RETURN FIXED INCOME FUND

APRIL 30, 2008 (UNAUDITED)

 Principal
  Amount $                                                            Value $
------------                                                       -------------
     360,000   JPMorgan Chase
                  4.750%, 05/01/13                                       359,596
     445,000   Merrill Lynch
                  6.875%, 04/25/18                                       449,434
     505,000   Midamerican Energy Holdings (6)
                  5.750%, 04/01/18                                       513,896
     330,000   Monsanto
                  5.875%, 04/15/38                                       326,773
     380,000   Morgan Stanley
                  6.625%, 04/01/18                                       380,000
     125,000   Nevada Power
                  5.875%, 01/15/15                                       124,686
     245,000   ONEOK Partners LP
                  6.150%, 10/01/16                                       245,683
     100,000   Petroplus Finance (6)
                  6.750%, 05/01/14                                        94,500
     250,000   PNC Bank
                  6.875%, 04/01/18                                       258,886
     250,000   Ras Laffan Liquefied Natural Gas II (6)
                  5.298%, 09/30/20                                       231,899
               Reynolds American
     195,000      7.625%, 06/01/16                                       207,552
     260,000      7.250%, 06/15/37                                       261,868
     200,000   UBS AG Stamford Connecticut
                  5.875%, 07/15/16                                       202,829
     220,000   Unicredit Luxembourg Finance (4) (6)
                  5.584%, 01/13/17                                       203,179
     200,000   Verizon Communications
                  6.400%, 02/15/38                                       204,391
     325,000   Viacom
                  6.750%, 10/05/37                                       323,903
     250,000   Wachovia Bank
                  6.600%, 01/15/38                                       242,517
     495,000   Wachovia
                  5.500%, 05/01/13                                       496,811
     270,000   Xerox
                  5.500%, 05/15/12                                       270,332
                                                                   -------------
               TOTAL CORPORATE
                  OBLIGATIONS
                  (Cost $9,687,389)                                    9,698,978
                                                                   -------------
               COMMERCIAL MORTGAGE-
                  BACKED OBLIGATIONS - 7.6%
   1,410,000   Merrill Lynch Mortgage Trust,
                  Series 2002-MW1, Class A4
                  5.619%, 07/12/34                                     1,428,430
   1,330,000   Merrill Lynch Mortgage Trust,
                  Series 2004-BPC1, Class A3 (4)
                  4.467%, 10/12/41                                     1,302,847
   1,255,000   Morgan Stanley Capital I,
                  Series 2003-T11, Class A3
                  4.850%, 06/13/41                                     1,251,926

 Principal
  Amount $                                                             Value $
------------                                                       -------------
   1,780,000   Wachovia Bank Commercial Mortgage
                  Trust, Series 2005-C19, Class A5
                  4.661%, 05/15/44                                     1,733,175
                                                                   -------------
               TOTAL COMMERCIAL
                  MORTGAGE-BACKED
                  OBLIGATIONS
                  (Cost $5,666,013)                                    5,716,378
                                                                   -------------
               COLLATERALIZED
                  MORTGAGE OBLIGATIONS - 5.4%
     236,280   Citigroup Mortgage Loan Trust,
                  Class WA2
                  6.500%, 06/25/31                                       235,349
     416,947   Citigroup Mortgage Loan Trust,
                  Series 2003-UP3, Class A2
                  7.000%, 09/25/33                                       421,892
   1,825,702   Countrywide Alternative Loan Trust,
                  Series 2005-65CB, Class 1A7
                  5.500%, 01/25/36                                     1,721,980
   1,836,204   Countrywide Alternative Loan Trust,
                  Series 2007-25, Class 1A2
                  6.500%, 11/25/37                                     1,569,954
      77,157   Residential Accredit Loans,
                  Series 1999-QS4, Class A1
                  6.250%, 03/25/14                                        78,368
      21,056   Salomon Brothers Mortgage Securities
                  II, Series 2001-CPB1, Class A (4)
                  7.035%, 12/25/30                                        20,145
                                                                   -------------
               TOTAL COLLATERALIZED
                  MORTGAGE OBLIGATIONS
                  (Cost $4,399,495)                                    4,047,688
                                                                   -------------
               ASSET-BACKED SECURITIES - 0.1%
      68,247   Hedged Mutual Fund Fee Trust,
                  Series 2003-2, Class 2 (1) (4) (6) (7)
                  4.840%, 03/02/11                                        66,200
      21,117   Home Equity Asset Trust,
                  Series 2003-1, Class B2 (1) (4)
                  7.349%, 06/25/33                                           570
      18,934   Option One Mortgage Loan Trust,
                  Series 2002-3, Class M2 (4)
                  4.590%, 08/25/32                                        11,498
      51,973   Structured Asset Investment Loan
                  Trust, Series 2003-BC11,
                  Class M4 (1) (4)
                  5.895%, 10/25/33                                        24,953
      26,824   Structured Asset Investment Loan
                  Trust, Series 2004-1,
                  Class M4 (1) (4)
                  7.020%, 02/25/34                                         7,014
                                                                   -------------
               TOTAL ASSET-BACKED
                  SECURITIES
                  (Cost $143,327)                                        110,235
                                                                   -------------

The accompanying notes are an integral part of the financial statements.

SCHRODER TOTAL RETURN FIXED INCOME FUND

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2008 (UNAUDITED)

  Principal
   Amount $                                                           Value $
------------                                                       -------------
               SHORT-TERM INVESTMENT - 1.3%
     961,266   JPMorgan Chase Bank, N.A.
                  Time Deposit (Nassau), 1.820%
                  (Cost $961,266)                                        961,266
                                                                   -------------
               TOTAL INVESTMENTS - 107.0%
                  (Cost $80,589,663)                                  80,754,873
                                                                   -------------
               OTHER ASSETS LESS
                  LIABILITIES - (7.0)%                                (5,302,004)
                                                                   -------------
               NET ASSETS - 100.0%                                 $  75,452,869
                                                                   =============

(1) Security considered illiquid. On April 30, 2008 the value of these securities amounted to $213,536 representing 0.3% of the net assets of the Fund.

(2) The rate shown represents the security's effective yield at time of purchase.

(3) Security, or portion of the security, has been pledged as collateral on open derivative positions and mortgage dollar rolls.

(4)  Variable Rate Security - Rate disclosed is as of April 30, 2008.

(5)  Security is fair valued. (See Note 2 in Notes to Financial Statements.)

(6) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2008, the value of these securities amounted to $2,119,139, representing 2.8% of the net assets of the Fund.

(7)  Security considered restricted. (See Note 2 in Notes to Financial
     Statements.)

FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
IO - Interest Only Security
LP - Limited Partnership
MTN - Medium Term Note
TBA - To Be Announced

FUTURES CONTRACTS:

The Fund had the following futures contracts outstanding as of April 30, 2008:

                                                                 NET
                      NUMBER                                 UNREALIZED
                       OF                     EXPIRATION    APPRECIATION
                    CONTRACTS      VALUE         DATE      (DEPRECIATION)
                    ---------   -----------   ----------   --------------
LONG:
   Euro-Schatz         234      $37,935,085     Jun-08       $(488,066)
   U.S. Treasury
      5 Year Note      219       24,524,578     Jun-08        (183,070)
                                                             ---------
                                                              (671,136)
                                                             ---------
SHORT:
   Euro-Bund            57       10,150,953     Jun-08         255,229
   U.S. Long Bond       49        5,727,641     Jun-08         (64,832)
                                                             ---------
                                                               190,397
                                                             ---------
                                                             $(480,739)
                                                             =========

The accompanying notes are an integral part of the financial statements.

SCHRODER MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS
APRIL 30, 2008 (UNAUDITED)

  Principal
  Amount $                                                            Value $
------------                                                       -------------
               MUNICIPAL BONDS - 93.8%
               ALABAMA - 1.1%
               Alabama Private Colleges &
                  Universities Facilities RB,
                  Tuskegee University Project,
                  Assured Guaranty
   2,000,000      4.750%, 09/01/26                                     2,014,200
     470,000      4.000%, 09/01/13                                       485,331
     425,000      3.950%, 09/01/12                                       438,145
               East Alabama Health Care
                  Authority RB, Series B
     800,000      4.500%, 09/01/11                                       802,488
     490,000      4.250%, 09/01/10                                       491,490
     500,000      4.000%, 09/01/09                                       500,475
     775,000   Jefferson County, Limited Obligation
                  School RB Warrants, Series A
                  5.250%, 01/01/15                                       720,750
     630,000   Jefferson County, Multi-Family
                  Housing Authority RB Warrants,
                  Mitchell Investments, Series A,
                  (LOC: Regions Bank)
                  5.400%, 09/01/12                                       643,438
   1,300,000   Montgomery, Educational Building
                  Authority RB, Faulkner University
                  Project, RADIAN
                  5.250%, 10/01/32                                     1,256,554
                                                                   -------------
                                                                       7,352,871
               ARIZONA - 4.8%
  12,000,000   Arizona Health Facilities, Banner
                  Health RB, Series B (1)
                  2.677%, 01/01/37                                     8,940,600
     260,000      Phoenix, Industrial Development
                  Authority RB, Hacienda Sunnyslope
                  Project, Series A, AMT, GNMA
                  4.350%, 07/20/15                                       259,030
  19,814,119   Phoenix, Industrial Development
                  Authority RB, Series 2007-3, AMT,
                  GNMA, FNMA, FHLMC
                  5.625%, 05/01/39                                    19,546,430
     180,000   Pinal County Industrial Development
                  Authority RB, Florence West Prison,
                  Series B, ACA (2)
                  5.250%, 10/01/08                                       180,059
   1,175,000   Scottsdale Industrial Authority
                  Memorial Hospitals RB, AMBAC,
                  ETM
                  5.500%, 09/01/12                                     1,247,580
   1,170,000   State Health Facilities Authority RB,
                  Phoenix Baptist Hospital & Medical
                  Center, MBIA, ETM
                  6.250%, 09/01/11                                     1,217,198

  Principal
  Amount $                                                            Value $
------------                                                       -------------
     760,000   Tucson & Pima Counties Industrial
                  Development Authorities RB,
                  Series B, AMT, GNMA, FNMA,
                  FHLMC
                  4.600%, 12/01/30                                       769,804
                                                                   -------------
                                                                      32,160,701
               ARKANSAS - 3.6%
     570,000   Baxter County, Hospital Revenue
                  Authority RB, Refunding &
                  Improvement Project, Series A
                  5.375%, 09/01/14                                       576,213
   3,565,000   Cabot, Sales & Use Tax RB, XLCA
                  4.300%, 12/01/31                                     3,436,838
     340,000   Centerton, Sales & Use Tax RB
                  4.500%, 03/01/35                                       335,288
   1,000,000   Drew County, Industrial
                  Development RB, JP Price Lumbar
                  Project, Series B, AMT, ADFA
                  5.000%, 02/01/16                                     1,022,890
   2,730,000   Fayetteville, Sales & Use Tax RB,
                  Capital Improvement, Series A, FSA
                  3.000%, 11/01/20                                     2,391,671
               Heber Springs, Sales & Use Tax RB,
                  CIFG
   1,240,000      4.700%, 06/01/30                                     1,136,237
   1,205,000      4.650%, 06/01/27                                     1,112,986
   1,000,000   Howard County, Sales & Use Tax RB,
                  RADIAN
                  4.250%, 06/01/47                                       841,780
   1,300,000   Little Rock, Library Construction GO,
                  Series A
                  4.250%, 03/01/23                                     1,306,266
  10,015,000   Magnolia, Sales & Use Tax RB, CIFG
                  4.500%, 08/01/37                                     8,762,724
     345,000   Scott County, Sales & Use Tax RB,
                  Correctional Facility Improvements
                  5.000%, 08/01/36                                       346,308
     640,000   Springdale, Sales & Use Tax RB,
                  MBIA
                  4.000%, 07/01/16                                       661,229
   1,535,000   Stuttgart, Sales & Use Tax RB,
                  AMBAC
                  4.200%, 10/01/31                                     1,536,090
                                                                   -------------
                                                                      23,466,520
               CALIFORNIA - 7.1%
     680,000   Benicia, Unified School District GO,
                  Series B, MBIA (3)
                  5.384%, 08/01/18                                       410,564

The accompanying notes are an integral part of the financial statements.

SCHRODER MUNICIPAL BOND FUND

APRIL 30, 2008 (UNAUDITED)

  Principal
  Amount $                                                            Value $
------------                                                       -------------
               California Health Facilities Funding
                  Authority RB, California-
                  Nevada-Methodist Project
     360,000      5.000%, 07/01/14                                       382,118
     375,000      5.000%, 07/01/15                                       397,432
     395,000      5.000%, 07/01/16                                       417,760
     825,000      4.250%, 07/01/11                                       834,834
      85,000   California Statewide Communities
                  Development Authority COP,
                  Kaiser Remarket, FSA, ETM
                  5.300%, 12/01/15                                        89,380
   8,710,000   Contra Costa Home Mortgage
                  Finance RB, Multi-Family Housing,
                  MBIA, ETM (3)
                  5.852%, 09/01/17                                     4,693,122
      50,000   Delta Counties Home Mortgage
                  Finance RB, Single-Family
                  Mortgage-Backed Securities,
                  Series A, AMT, MBIA, GNMA,
                  FNMA
                  5.350%, 06/01/24                                        50,921
     575,000   Folsom, Public Financing Authority,
                  Special Tax Revenue, Sub-Series B
                  3.850%, 09/01/08                                       577,007
   8,000,000   Gardena COP, Series B, RADIAN (2)
                  6.800%, 07/01/36                                     8,055,840
               Long Beach, Financial Authority RB,
                  Natural Gas Purification, Series B (1)
   3,940,000      3.504%, 11/15/27                                     2,871,472
   5,750,000      3.484%, 11/15/26                                     4,190,600
   3,000,000      3.464%, 11/15/25                                     2,186,400
   3,045,000   Los Angeles, Community
                  Redevelopment Agency RB, Pooled
                  Financing, Series M, RADIAN (2)
                  6.100%, 09/01/16                                     3,152,397
     445,000   Los Angeles, Multi-Family
                  Housing RB, Colorado Terrace
                  Project, Series H, AMT, GNMA
                  4.350%, 11/20/12                                       455,008
   2,975,000   Manteca, Financing Authority
                  Sewer RB, Series B, MBIA
                  5.000%, 12/01/33                                     3,015,311
     474,608   Mountain Valley Unified School
                  District RB, Flexfund Program
                  4.250%, 05/01/22                                       473,004
   2,544,967   Oak Grove Union School District RB,
                  Flexfund Program
                  4.750%, 08/01/27                                     2,529,875
     442,625   Orland Unified School District COP,
                  Flexfund Program
                  5.000%, 08/01/27                                       428,762
   1,577,266   Palo Verde Unified School
                  District COP, Flexfund Program
                  4.800%, 09/01/27                                     1,588,133

  Principal
  Amount $                                                            Value $
------------                                                       -------------
   1,484,854   Paso Robles Joint Unified School
                  District RB, Flexfund Program
                  4.300%, 05/01/22                                     1,484,676
      25,000   Placer County, Water Agency RB,
                  Middle Fork Project
                  3.750%, 07/01/12                                        24,751
     699,701   Rohnerville School District COP,
                  Flexfund Program
                  4.500%, 02/01/23                                       685,616
      45,000   Sacramento County, Sacramento Main
                  Detention Center COP, MBIA, ETM
                  5.500%, 06/01/10                                        46,493
      10,000   Sacramento County, Sanitation
                  Authority RB, ETM
                  5.125%, 12/01/10                                        10,018
     103,000   San Bernardino County, Transportation
                  Authority RB, Series A, FGIC, ETM
                  6.000%, 03/01/10                                       107,850
     175,000   Southern California, Public Power
                  Authority RB, Palo Verde Project,
                  Series A, ETM
                  5.000%, 07/01/17                                       175,333
   3,900,000   State of California GO, Series M
                  4.900%, 10/01/13                                     3,904,329
   3,430,000   Stockton, United Christian
                  Schools COP, Mandatory Put,
                  (LOC: Pacific Capital Bank) (4)
                  4.300%, 04/03/17                                     3,430,000
     520,000   Valley Center, Unified School
                  District GO, Capital Appreciation,
                  Series A, MBIA (3)
                  4.847%, 09/01/17                                       317,876
                                                                   -------------
                                                                      46,986,882
               COLORADO - 3.7%
   3,865,000      Adonea, Metropolitan District
                  No. 2 RB, Series B,
                  (LOC: Compass Bank)
                  4.375%, 12/01/15                                     3,912,192
               Aspen Grove Business Improvement
                  District GO, RADIAN
     410,000      5.500%, 12/01/12                                       433,235
     450,000      5.500%, 12/01/14                                       479,074
     505,000      5.000%, 12/01/16                                       518,453
   1,115,000      4.750%, 12/01/21                                     1,082,353
   1,390,000      4.625%, 12/01/25                                     1,296,272
     590,000   Beacon Point, Metropolitan
                  District RB, Series B,
                  (LOC: Compass Bank)
                  4.375%, 12/01/15                                       595,398
   1,000,000   Colorado Educational & Cultural
                  Facilities Authority RB, Avenue
                  Maria School Project, RADIAN
                  4.850%, 12/01/25                                       963,280

The accompanying notes are an integral part of the financial statements.

SCHRODER MUNICIPAL BOND FUND

APRIL 30, 2008 (UNAUDITED)

  Principal
  Amount $                                                             Value $
------------                                                       -------------
   5,000,000   Denver Health & Hospital
                  Authority RB, Series B (1)
                  3.161%, 12/01/33                                     3,475,250
      25,000   Denver, City & County Airport RB,
                  Series D, AMT
                  7.750%, 11/15/13                                        27,828
               Fort Lewis, College Board RB,
                  Series D, FGIC (2) (6)
     920,000      5.100%, 10/01/11                                       949,900
     885,000      5.100%, 10/01/12                                       912,346
   1,450,000   High Plains, Metropolitan District RB,
                  (LOC: Compass Bank)
                  4.375%, 12/01/15                                     1,477,144
     500,000   Interlocken Metropolitan District GO,
                  Series A, RADIAN
                  5.750%, 12/15/11                                       524,005
   1,450,000   Maher Ranch, Metropolitan District
                  No. 4 GO, RADIAN
                  4.625%, 12/01/17                                     1,438,545
     600,000   State Educational & Cultural Facilities
                  Authority RB, Charter School,
                  Littleton, CIFG
                  4.300%, 01/15/26                                       551,262
     415,000   State Educational & Cultural Facilities
                  Authority RB, Charter School, Peak
                  to Peak, XLCA
                  3.000%, 08/15/09                                       413,884
     365,000   State Educational & Cultural Facilities
                  Authority RB, Parker Core Charter
                  School, XLCA
                  3.500%, 11/01/14                                       358,744
   2,000,000   State Health Facilities Authority RB,
                  Catholic Health, Series A, ETM
                  5.500%, 03/01/22                                     2,124,600
   1,590,000   State Health Facilities Authority RB,
                  Poudre Valley Health Care, Series F
                  5.000%, 03/01/25                                     1,508,338
      30,000   State Health Facilities Authority RB,
                  Series A, ETM
                  5.350%, 11/01/16                                        30,516
               Teller County COP, Assured Guaranty
     400,000      5.000%, 12/01/24                                       418,448
     120,000      4.550%, 12/01/18                                       123,481
     310,000      4.500%, 12/01/17                                       320,645
     300,000      4.400%, 12/01/16                                       311,139
     150,000      4.150%, 12/01/13                                       155,279
     190,000      3.500%, 12/01/09                                       192,909
                                                                   -------------
                                                                      24,594,520
               CONNECTICUT - 0.5%
      50,000   Greenwich, New Public Housing
                  Authority RB
                  5.250%, 05/01/08                                        50,005

  Principal
  Amount $                                                            Value $
------------                                                       -------------
      70,000   State Health & Educational
                  Facility RB, Danbury Hospital, ETM
                  7.875%, 07/01/09                                        72,348
   2,000,000   State Health & Educational
                  Facility RB, Saint Francis Hospital
                  Medical Center, Series D, RADIAN
                  5.500%, 07/01/17                                     2,085,580
   1,100,000   State Resources Recovery
                  Authority RB, Middle Connecticut
                  System, Series A,
                  Pre-Refunded @ 100, MBIA (7)
                  5.500%, 11/15/08                                     1,114,080
                                                                   -------------
                                                                       3,322,013
               DELAWARE - 0.8%
               New Castle County, Newark Charter
                  School Income Project RB
     365,000      5.000%, 09/01/17                                       354,638
   1,000,000      5.000%, 09/01/22                                       920,020
     255,000      4.750%, 09/01/13                                       254,271
     150,000      4.750%, 09/01/15                                       146,631
     825,000   State Economic Development
                  Authority RB, Delmarva Power &
                  Light, Series D, AMT
                  5.650%, 07/01/28                                       867,355
               State Housing Authority RB,
                  Single-Family Mortgage,
                  Series D-2 (2)
      90,000      5.000%, 01/01/09                                        91,024
     510,000      5.000%, 07/01/09                                       518,272
     560,000      5.000%, 07/01/10                                       573,546
   1,870,000   Wilmington, Multi-Family
                  Housing RB, Market Street Mews,
                  AMT, GNMA
                  5.450%, 09/20/22                                     1,892,908
                                                                   -------------
                                                                       5,618,665
               DISTRICT OF COLUMBIA - 0.2%
     585,000   District of Columbia RB,
                  Enterprise Zone-819 7th Street,
                  Mandatory Put, AMT,
                  (LOC: Branch Banking & Trust) (4)
                  3.600%, 10/01/09                                       593,740
     500,000   District of Columbia GO, Series B,
                  FSA, ETM
                  5.500%, 06/01/14                                       520,200
               Hospital RB, Medlantic Healthcare
                  Group, Series A, MBIA, ETM
     100,000      5.750%, 08/15/14                                       100,918
     410,000      5.750%, 08/15/26                                       412,419
                                                                   -------------
                                                                       1,627,277

The accompanying notes are an integral part of the financial statements.

SCHRODER MUNICIPAL BOND FUND

APRIL 30, 2008 (UNAUDITED)

  Principal
  Amount $                                                            Value $
------------                                                       -------------
               FLORIDA - 6.4%
   1,000,000   Brevard County School Board COP,
                  Series B, FGIC
                  5.000%, 07/01/20                                     1,016,080
   6,235,000   Capital Projects Finance Authority RB,
                  Genridge on Palmer Ranch, Series A,
                  Pre-Refunded @ 102 (7)
                  8.000%, 06/01/12                                     7,495,967
   1,300,000   Collier County, Industrial Development
                  Authority RB, Naples Community
                  Hospital Project, Mandatory Put,
                  (LOC: Bank of America NA) (4)
                  4.650%, 09/30/19                                     1,306,071
     500,000   County of Seminole RB, MBIA
                  6.000%, 10/01/09                                       513,770
     387,566   Dade County, Single-Family Housing
                  Finance Authority RB, Series B-1,
                  AMT, GNMA, FNMA
                  6.100%, 04/01/27                                       404,235
     475,000   Florida State, Jacksonville
                  Transportation Authority GO, ETM
                  9.200%, 01/01/15                                       588,140
   1,735,000   Gulf Breeze, Local Government RB,
                  FGIC, Mandatory Put (1) (4)
                  4.000%, 12/01/15                                     1,716,758
   2,275,000   Highlands County, Health Facilities
                  Authority RB, Adventist Health
                  Systems, Series D,
                  Pre-Refunded @ 100 (7)
                  5.375%, 11/15/13                                     2,522,338
     500,000   Hillsborough County School
                  Board COP, Series B, MBIA
                  5.000%, 07/01/18                                       524,420
     575,000   Hollywood Community
                  Redevelopment Agency RB,
                  Beach CRA
                  5.125%, 03/01/14                                       590,721
     140,000   Jacksonville, Electric Authority RB,
                  ETM
                  5.375%, 07/01/12                                       147,497
      10,000   Jacksonville, Electric Authority RB,
                  Third Installment, ETM
                  6.800%, 07/01/12                                        10,846
     300,000   Jacksonville, Health Facilities RB,
                  Daughters of Charity, MBIA,
                  ETM (5)
                  5.000%, 11/15/15                                       300,537
   1,950,000   Lake County School Board COP,
                  Series B, AMBAC
                  5.000%, 06/01/19                                     2,043,542
   1,255,000   Manatee County, Housing Finance
                  Authority RB, Series A, AMT,
                  GNMA, FNMA, FHLMC
                  4.550%, 09/01/17                                     1,270,562

  Principal
  Amount $                                                            Value $
------------                                                       -------------
     485,000   Miami Special RB, MBIA (3)
                  4.964%, 01/01/15                                       324,451
               Miami-Dade County, Public
                  Service RB, Unincorporated
                  Municipal Service Area, Public
                  Improvements, Series A, XLCA
     280,000      4.750%, 04/01/27                                       272,826
   1,115,000      4.700%, 04/01/26                                     1,089,087
   1,110,000      4.625%, 04/01/24                                     1,088,510
     675,000      4.600%, 04/01/23                                       665,375
   8,045,000   Orange County Health Facilities
                  Authority RB,
                  Adventist Health Systems,
                  Pre-Refunded @ 101 (7)
                  5.625%, 11/15/12                                     8,972,910
      60,000   Orange County, Tourist Division RB,
                  AMBAC, ETM
                  6.000%, 10/01/16                                        60,437
   1,060,000   Orange County, Tourist Division RB,
                  Series A, AMBAC, ETM
                  6.250%, 10/01/13                                     1,131,115
   1,260,000   Orlando & Orange County,
                  Expressway Authority RB, Sr. Lien,
                  AMBAC, ETM
                  7.625%, 07/01/18                                     1,588,482
   1,300,000   Osceola County, School Board
                  COP, Series A,
                  Pre-Refunded @ 101, AMBAC (7)
                  5.250%, 06/01/12                                     1,418,547
     600,000   Palm Beach County Solid Waste
                  Authority RB, Series A, AMBAC
                  6.000%, 10/01/08                                       610,164
     280,000   Pinellas County, Housing Finance
                  Authority RB, Multi-County
                  Program, Series A-3, AMT,
                  GNMA, FNMA
                  4.000%, 03/01/25                                       280,179
   2,615,000   Port Everglades Authority RB, ETM
                  7.125%, 11/01/16                                     3,021,136
     120,000   Tampa, Allegany Health System RB,
                  Saint Anthony, MBIA, ETM
                  5.125%, 12/01/15                                       121,603
      65,000   Tampa, Allegany Health System RB,
                  Saint Joseph, MBIA, ETM
                  5.125%, 12/01/23                                        65,868
     340,000   Tampa, Allegany Health System RB,
                  Saint Mary's, MBIA, ETM
                  5.125%, 12/01/23                                       344,627
     850,000   Volusia County, Educational
                  Facilities
                  Authority RB, Embry Riddle,
                  RADIAN (1)
                  5.000%, 10/15/25                                       839,265
                                                                      ----------
                                                                      42,346,066

The accompanying notes are an integral part of the financial statements.

SCHRODER MUNICIPAL BOND FUND

APRIL 30, 2008 (UNAUDITED)

  Principal
  Amount $                                                            Value $
------------                                                       -------------
               GEORGIA - 0.5%
   1,890,000   Cobb County, Kennestone Hospital
                  Authority RB, Capital Appreciation
                  Certificates, Series 86A, MBIA,
                  ETM (3)
                  4.501%, 08/01/15                                     1,242,807
      75,000   Crisp County Cordele Industrial
                  Development Authority RB, Cavelier
                  Industries Project, AMT,
                  (LOC: First Commercial Bank)
                  5.250%, 04/01/09                                        75,067
      45,000   Fulco, Hospital Authority RB,
                  Saint Joseph Hospital, ETM
                  5.375%, 10/01/09                                        45,115
   1,650,000   Kennesaw, Urban Redevelopment
                  Agency RB, City Hall Expansion
                  Project
                  3.950%, 01/01/19                                     1,655,330
     360,000   Municipal Electric Authority
                  Power RB, Capital Appreciation,
                  Series Q, MBIA (3)
                  3.688%, 01/01/12                                       285,563
                                                                       ---------
                                                                       3,303,882
               IDAHO - 0.3%
   2,405,000   State Housing & Finance
                  Association RB, Series H,
                  Class III, AMT
                  5.000%, 01/01/28                                     2,246,799
     130,000   State Housing & Finance
                  Association RB, Single-Family
                  Mortgage, Series D, Class III, AMT
                  5.400%, 07/01/21                                       131,129
                                                                       ---------
                                                                       2,377,928
               ILLINOIS - 7.2%
   3,000,000   Bartlett, Quarry Redevelopment TA,
                  Employment Project (2)
                  5.600%, 01/01/23                                     2,875,290
   4,460,000   Bolingbrook, Sales Tax RB (3)
                  5.750%, 01/01/15                                     4,472,310
   1,178,000   Bolingbrook, Special Services Areas
                  Special Tax, Reference 2001-1-2-3 &
                  2002-1, MBIA
                  4.000%, 03/01/18                                     1,161,178
     510,000   Calhoun & Greene Counties,
                  Community School District
                  No. 40 GO
                  4.700%, 01/01/16                                       523,219
     912,000   Cary, Special Tax, Special Service
                  Area No. 2, RADIAN
                  4.400%, 03/01/16                                       917,600

  Principal
  Amount $                                                            Value $
------------                                                       -------------
   1,750,000   Chicago, Increment Allocation
                  Revenue, Diversey Narragansett
                  Project COP
                  7.460%, 02/15/26                                     1,779,435
   2,000,000   Chicago, Kingsbury Redevelopment
                  Project TAN, Series A
                  6.570%, 02/15/13                                     2,010,760
   1,000,000   Chicago, Lake Shore East SA
                  6.750%, 12/01/32                                     1,009,950
               Cook County School District
                  No. 159 GO, FSA (3)
     315,000      4.645%, 12/01/12                                       269,180
     525,000      4.453%, 12/01/11                                       468,557
     350,000      4.063%, 12/01/09                                       335,755
   3,500,000   Cortland, Special Tax, Sheaffer
                  Systems Project (5)
                  5.500%, 03/01/17                                     3,299,940
     825,000   Granite City Industrial Development
                  Authority RB, Carron Industry
                  Project, AMT, (LOC: First Bank)
                  4.875%, 04/01/17                                       778,049
   1,000,000   Huntley, Special Tax, Special Service
                  Area No. 7, Assured Guaranty
                  5.100%, 03/01/28                                     1,025,680
   1,143,000   Huntley, Special Tax, Special Service
                  Area No. 8, Assured Guaranty
                  4.600%, 03/01/17                                     1,185,131
   1,880,000   Huntley, Special Tax, Special Service
                  Area No. 9, Assured Guaranty
                  5.100%, 03/01/28                                     1,928,278
   1,205,000   Huntley, Special Tax, Special Service
                  Area No. 10, Assured Guaranty
                  5.100%, 03/01/29                                     1,232,450
   1,156,000   Lakemoor Village, Special Tax,
                  RADIAN
                  4.550%, 03/01/16                                     1,151,411
   2,264,000   Pingree Grove, Special Services Area,
                  Cambridge Lakes Project,
                  Series 05-1
                  5.250%, 03/01/15                                     2,191,869
     590,000   Round Lake, Special Tax, Lakewood
                  Grove, Assured Guaranty
                  4.150%, 03/01/17                                       601,529
     850,000   State Educational Facilities
                  Authority RB, Capital Appreciation,
                  ETM (3)
                  5.190%, 07/01/14                                       572,781
     740,000   State Educational Facilities
                  Authority RB, Capital Appreciation,
                  Pre-Refunded @ 57.17 (3) (7)
                  6.611%, 07/01/09                                       392,592
   1,120,000   State Financial Authority RB, Medical
                  District Common Project, Series A,
                  CIFG
                  4.125%, 09/01/18                                     1,091,586

The accompanying notes are an integral part of the financial statements.

SCHRODER MUNICIPAL BOND FUND

APRIL 30, 2008 (UNAUDITED)

  Principal
  Amount $                                                            Value $
------------                                                       -------------
     850,000   State Financial Authority RB,
                  Metropolis Project
                  5.000%, 12/01/24                                       812,116
   3,750,000   State Financial Authority RB,
                  Multi-Family Housing Authority,
                  Liberty Project, Series A,
                  (LOC: Harris NA) (2)
                  5.530%, 10/01/22                                     3,824,100
     230,000   State Financial Authority RB,
                  Multi-Family Housing Authority,
                  Liberty Project, Series B,
                  (LOC: Harris NA) (2)
                  5.570%, 10/01/11                                       238,160
   2,925,000   State Health Facilities Authority, RB,
                  Hinsdale Hospital, Series A, ETM
                  6.950%, 11/15/13                                     3,282,932
   2,750,000   State of Illinois GO, FGIC
                  5.500%, 02/01/16                                     2,941,400
     800,000   State GO, 1st Series, MBIA
                  5.500%, 08/01/19                                       851,280
     535,000   Will County, Community Consolidated
                  School District GO, Alternative
                  Revenue Source Larway
                  5.625%, 12/01/23                                       566,110
               Yorkville United City Sales Tax RB,
                  Kendall Marketplace Project
     420,000      6.000%, 01/01/27                                       377,769
   3,755,000      6.000%, 01/01/26                                     3,387,723
                                                                      ----------
                                                                      47,556,120
               INDIANA - 3.0%
               Avon Community School Building RB,
                  First Mortgage, AMBAC
   1,305,000      4.750%, 07/15/23                                     1,319,472
   5,815,000      4.625%, 07/15/22                                     5,860,183
               Brownsburg 1999 School Building RB,
                  First Mortgage, Series B, FSA
      60,000      4.250%, 07/15/09                                        61,483
   1,050,000      4.750%, 07/15/24                                     1,071,137
   1,100,000      4.750%, 07/15/25                                     1,121,307
               Gary, Sanitation District, Special
                  Taxing District, RADIAN
     250,000      5.000%, 02/01/12                                       257,738
     270,000      5.000%, 02/01/13                                       279,061
      25,000      Indianapolis, Industrial Utilities
                  District RB, ETM
                  7.000%, 06/01/08                                        25,102
   1,685,000   Indianapolis, Local Public
                  Improvements RB, Glendale Mall
                  Project, Series G (2)
                  5.640%, 08/01/17                                     1,715,953
     500,000   Jasper, Hospital Authority RB,
                  Memorial Hospital Center Project,
                  RADIAN
                  5.500%, 11/01/17                                       520,445

  Principal
  Amount $                                                            Value $
------------                                                       -------------
               Maconaquah, School District RB,
                  Energy Management Financing
                  Project
     286,756      5.000%, 01/01/12                                       297,983
     301,093      5.000%, 01/01/13                                       313,624
     316,148      5.000%, 01/01/14                                       329,410
     261,339      4.750%, 01/01/10                                       267,311
     273,752      4.750%, 01/01/11                                       281,789
     251,287      4.000%, 01/01/09                                       253,006
               Munster, Municipal Center RB,
                  First Mortgage
     400,000      5.000%, 07/15/24                                       405,920
     700,000      4.875%, 07/15/21                                       709,345
     445,000      4.700%, 07/15/17                                       453,424
      95,000   State Health Facility Financing
                  Authority RB, Ancilla Systems,
                  MBIA, ETM
                  5.250%, 07/01/22                                        96,072
               State Health Facility Financing
                  Authority RB, Methodist Hospital,
                  Series A, AMBAC, ETM
      80,000      5.750%, 09/01/11                                        81,385
     360,000      5.750%, 09/01/15                                       366,361
   3,980,000   University of Southern Indiana RB,
                  Auxiliary Systems, Series A,
                  AMBAC
                  5.000%, 10/01/11                                     4,115,479
      10,000   Wells County, Hospital Authority RB,
                  ETM
                  7.250%, 04/01/09                                        10,309
                                                                      ----------
                                                                      20,213,299
               IOWA - 0.7%
               Coralville COP, Series D
     500,000      5.250%, 06/01/15                                       528,480
     300,000      5.000%, 06/01/12                                       311,883
     200,000      5.000%, 06/01/13                                       208,572
     275,000      5.000%, 06/01/14                                       286,698
      75,000   State Financial Authority RB, Mercy
                  Health System, Series V, FSA, ETM
                  5.250%, 08/15/27                                        75,839
   1,345,000   Tobacco Settlement Authority RB,
                  Asset-Backed, Series B,
                  Pre-Refunded @ 101 (7)
                  5.300%, 06/01/11                                     1,435,371
               Xenia Rural Water Distribution RB,
                  CIFG
   1,100,000      4.500%, 12/01/31                                       923,615
   1,000,000      4.500%, 12/01/41                                       800,610
                                                                      ----------
                                                                       4,571,068

The accompanying notes are an integral part of the financial statements.

SCHRODER MUNICIPAL BOND FUND

APRIL 30, 2008 (UNAUDITED)

   Principal
    Amount $                                                          Value $
---------------                                                    -------------
                  KANSAS - 0.5%
        175,000   Fredonia, Temporary Notes GO,
                     Series 1
                     4.375%, 08/01/10                                    175,579
      2,750,000   Junction City GO, Temporary Notes,
                     Series B (2)
                     6.000%, 06/01/08                                  2,756,683
        175,000   Shawnee, Multi-Family Housing
                     Authority RB, Thomasbrook
                     Apartments, Series A, AMT, FNMA
                     5.250%, 10/01/14                                    176,892
                                                                   -------------
                                                                       3,109,154
                  KENTUCKY - 0.3%
      1,725,000   Marshall County, Public Property
                     Corporation RB, Courthouse
                     Facility Project
                     5.250%, 03/01/23                                  1,845,198
                                                                   -------------
                  LOUISIANA - 3.5%
        180,000   Calcasieu Parish, Public Transportation
                     Authority RB, Single-Family
                     Mortgage, Series A, AMT, GNMA,
                     FNMA
                     5.850%, 10/01/32                                    182,117
      4,954,488   Denham Springs-Livingston, Housing
                     & Mortgage Financial Authority RB,
                     Mortgage-Backed Securities
                     Program, GNMA, FNMA, FHLMC
                     5.000%, 11/01/40                                  4,873,086
      4,499,000   Houma-Terrebonne, Public Financing
                     Authority RB, Mortgage-Backed
                     Securities Program, GNMA, FNMA,
                     FHLMC
                     5.150%, 12/01/40                                  4,430,390
        425,000   Local Government RB, Environmental
                     Facilities & Community Development
                     Authority, Series 2003-D,
                     Pre-Refunded @ 102 (7)
                     8.500%, 06/01/13                                    535,334
      2,535,000   State Housing Financial Agency RB,
                     Multi-Family Housing Revenue,
                     Plantation Apartment Project,
                     Series A, FNMA, Mandatory Put (4)
                     4.100%, 04/15/17                                  2,502,222
      2,250,000   State Housing Financial Agency RB,
                     Section 8-202 Project, Series A
                     4.750%, 12/01/31                                  2,223,158
      1,135,000   State Housing Financial Agency RB,
                     Single-Family Home Ownership,
                     Program, Series A2, AMT,
                     GNMA, FNMA
                     5.800%, 06/01/36                                  1,164,124

   Principal
    Amount $                                                          Value $
---------------                                                    -------------
      1,890,000   State Housing Financial Agency RB,
                     Single-Family Housing Revenue,
                     Home Ownership Program,
                     Series B-2, AMT, GNMA, FNMA,
                     FHLMC
                     4.600%, 12/01/14                                  1,919,560
      1,050,000   State Public Facilities Authority RB,
                     FHA Insured Mortgage, Baton Rouge
                     General Medical Center, MBIA
                     5.250%, 07/01/24                                  1,078,854
        980,000   State Public Facilities Authority RB,
                     Pennington Medical Foundation
                     Project
                     4.000%, 07/01/11                                    993,955
      4,800,000   State Public Facilities Authority RB,
                     Tulane University Project,
                     Series A-2, MBIA (1)
                     2.753%, 02/15/36                                  3,600,240
                                                                   -------------
                                                                      23,503,040
                  MARYLAND - 0.2%
                  Annapolis, Economic Development
                     RB, Saint Johns College Facilities,
                     Series A
        115,000      4.375%, 10/01/16                                    111,877
        100,000      4.250%, 10/01/13                                     99,710
        525,000      4.500%, 10/01/21                                    485,961
                  Annapolis, Economic Development
                     RB, Saint Johns College Facilities,
                     Series B
        225,000      4.375%, 10/01/15                                    222,048
        255,000      4.375%, 10/01/17                                    244,522
        210,000      4.300%, 10/01/14                                    208,020
        165,000      4.250%, 10/01/11                                    166,828
        180,000      4.250%, 10/01/12                                    180,498
                                                                   -------------
                                                                       1,719,464
                  MASSACHUSETTS - 1.8%
        230,000   State Development Finance
                     Agency RB, Curry College,
                     Series A, ACA
                     3.875%, 03/01/15                                    217,782
        465,000   State Development Finance
                     Agency RB, Dexter School Project
                     4.500%, 05/01/27                                    439,420
        545,000   State Development Finance
                     Agency RB, Seven Hills Foundation
                     & Affiliates, RADIAN
                     4.500%, 09/01/16                                    540,117
        515,000   State Health & Educational Facilities
                     Authority RB, Cape Cod Healthcare,
                     Series C, RADIAN
                     5.250%, 11/15/17                                    528,550

The accompanying notes are an integral part of the financial statements.

SCHRODER MUNICIPAL BOND FUND

APRIL 30, 2008 (UNAUDITED)

   Principal
    Amount $                                                          Value $
---------------                                                    -------------
        760,000   State Health & Educational Facilities
                     Authority RB, Mass General
                     Hospital, Series F, AMBAC
                     6.250%, 07/01/12                                    810,426
        932,000   State Health & Educational
                     Facilities Authority RB, Nichols
                     College Issue, Series C
                     6.000%, 10/01/17                                    959,149
      1,610,000   State Housing Financial Agency GO,
                     HUD, ETM (3)
                     6.930%, 02/01/23                                    580,131
        480,000   State Housing Financial Authority RB,
                     Series D
                     4.200%, 12/01/10                                    493,253
      1,500,000   State Water Resources Authority RB,
                     Series C, FGIC
                     5.250%, 12/01/15                                  1,618,725
      5,250,000   State GO, Consolidation Loan,
                     Series A,
                     Pre-Refunded @ 100 (7)
                     5.125%, 01/01/13                                  5,654,198
                                                                   -------------
                                                                      11,841,751
                  MICHIGAN - 1.4%
      2,710,000   Kalamazoo, Hospital Finance
                     Authority RB, Borgess Medical
                     Center, Series A, AMBAC, ETM
                     5.625%, 06/01/14                                  2,890,025
         10,000   State Hospital Finance Authority RB,
                     Charity Obligatory Group,
                     Series A, ETM
                     5.000%, 11/01/19                                     10,257
         45,000   State Hospital Finance Authority RB,
                     Daughters of Charity Hospital, ETM
                     5.250%, 11/01/10                                     45,096
         10,000   State Hospital Finance Authority RB,
                     Mercy Health Services, MBIA, ETM
                     5.750%, 08/15/26                                     10,117
         45,000   State Hospital Finance Authority RB,
                     Mercy Health Services, Series Q,
                     AMBAC, ETM
                     5.375%, 08/15/26                                     45,211
         70,000   State Hospital Finance Authority RB,
                     Saint John Hospital, AMBAC, ETM
                     5.250%, 05/15/26                                     70,082
                  State Hospital Finance Authority RB,
                     Saint Johns Hospital, Series A,
                     AMBAC, ETM
        450,000      6.000%, 05/15/13                                    456,489
         25,000      5.750%, 05/15/16                                     25,140
        865,000   State Strategic Fund, Solid Waste
                     Disposal RB, Limited Obligatory
                     Waste Management, AMT
                     4.500%, 12/01/13                                    829,457

   Principal
    Amount $                                                          Value $
---------------                                                    -------------
      5,700,000   State University RB, Series B,
                     AMBAC (1)
                     2.684%, 02/15/37                                  4,560,285
                                                                   -------------
                                                                       8,942,159
                  MINNESOTA - 0.4%
        795,000   Burnsville, Hospital System RB,
                     Fairview Community Hospitals,
                     ETM (3)
                     4.832%, 05/01/12                                    625,259
         15,000   Coon Rapids, Hospital RB,
                     Health Central, ETM
                     7.625%, 08/01/08                                     15,172
      1,930,790   Minneapolis Saint Paul, Housing
                     Financial Board RB, Single-Family
                     Mortgage, Mortgage-Backed City
                     Living, Series A-5,
                     GNMA, FNMA, FHLMC
                     5.450%, 04/01/27                                  1,996,553
         46,000   Minneapolis, Community
                     Development Agency RB,
                     BIG, ETM
                     8.875%, 11/01/11                                     51,474
                                                                   -------------
                                                                       2,688,458
                  MISSISSIPPI - 0.5%
        310,000   Horn Lake SA, Desoto Commons,
                     AMBAC
                     5.000%, 04/15/17                                    328,039
                  Meridian, Housing Authority RB,
                     Series A, AMT (5)
      1,200,000      5.000%, 09/01/15                                  1,238,460
        655,000      5.000%, 09/01/25                                    632,127
      1,000,000   Perry County, Pollution Control
                     RB, ETM
                     5.200%, 10/01/12                                  1,090,830
                                                                   -------------
                                                                       3,289,456
                  MISSOURI - 4.6%
      1,000,000   Andrew County, Region III School
                     District Lease COP, Refinance &
                     Improvement, FSA
                     4.375%, 03/01/20                                  1,014,090
        690,000   Boone County, Industrial Development
                     Authority RB, Otscon Project,
                     Mandatory Put, AMT, (LOC: Boone
                     County National Bank) (1) (4)
                     4.750%, 05/01/12                                    657,121
        825,000   Brentwood, Tax Increment TA,
                     Brentwood Pointe Project
                     4.500%, 05/01/23                                    775,186
        715,000   Brentwood, Tax Increment TA,
                     Brentwood Square Project
                     4.500%, 05/01/22                                    727,734

The accompanying notes are an integral part of the financial statements.

SCHRODER MUNICIPAL BOND FUND

APRIL 30, 2008 (UNAUDITED)

   Principal
    Amount $                                                          Value $
---------------                                                    -------------
      1,430,000   Hannibal, Industrial Development
                     Authority Tax, Stardust-
                     Munger Project
                     4.700%, 04/15/23                                  1,410,323
                  Ozark Centre, Transportation
                     Development District RB
        175,000      5.375%, 09/01/32                                    154,376
        200,000      4.875%, 09/01/24                                    175,152
                  Raytown Annual, Appropriation-
                     Supported Tax RB, Live
                     Redevelopment Plan Project 1
      1,750,000      5.125%, 12/01/25                                  1,778,525
        250,000      5.000%, 12/01/13                                    262,933
      1,055,000      5.000%, 12/01/14                                  1,109,280
        765,000      5.000%, 12/01/16                                    799,723
      1,675,000      5.000%, 12/01/21                                  1,706,775
      1,000,000      5.000%, 12/01/22                                  1,016,020
      5,050,000      4.750%, 12/01/27                                  4,868,806
                  Ritenhour School District Educational
                     Facilities Authority RB
        400,000      5.000%, 03/01/22                                    386,028
        135,000      4.750%, 03/01/16                                    133,861
        140,000      4.750%, 03/01/17                                    137,320
        130,000      4.625%, 03/01/15                                    129,466
        110,000      4.500%, 03/01/12                                    110,076
        115,000      4.500%, 03/01/13                                    115,030
         80,000      4.375%, 03/01/10                                     80,168
        110,000      4.375%, 03/01/11                                    110,119
         50,000      4.250%, 03/01/09                                     50,127
                  State Development Finance Board
                     Infrastructure Facilities RB, Branson
                     Landing Project, Series A
        180,000      4.250%, 06/01/13                                    177,889
        100,000      4.125%, 06/01/12                                     98,923
        125,000   State Development Finance Board
                     Infrastructure Facilities RB, Branson,
                     Series A
                     5.375%, 12/01/22                                    121,730
        310,000   State Development Finance Board
                     Infrastructure Facilities TA, Drumm
                     Farm Project, Series D
                     4.250%, 04/01/17                                    302,014
        430,000   State Development Finance Board
                     Infrastructure Facilities RB, Drumm
                     Farm Project
                     4.625%, 03/01/20                                    421,907
        500,000   State Development Finance Board
                     Infrastructure Facilities TA, Triumph
                     Foods Project, Series A
                     5.250%, 03/01/25                                    506,890

   Principal
    Amount $                                                          Value $
---------------                                                    -------------

                  State Development Finance Board TA,
                     Eastland Center Project, Series A
        455,000      5.000%, 04/01/11                                    469,938
        825,000      5.000%, 04/01/12                                    856,144
        395,000      5.000%, 04/01/17                                    408,043
        550,000      5.000%, 04/01/20                                    558,679
                  State Development Finance Board TA,
                     Hartman Heritage Project, Series B
        510,000      5.000%, 04/01/18                                    522,893
        360,000      5.000%, 04/01/20                                    365,681
                  State Development Finance Board TA,
                     Santa Fe Project, Series C (2)
      2,000,000      6.096%, 04/01/23                                  2,109,840
        560,000      5.746%, 04/01/16                                    580,166
        530,000      5.696%, 04/01/15                                    549,605
        500,000      5.646%, 04/01/14                                    518,685
        475,000      5.515%, 04/01/13                                    491,112
        325,000   State Health & Educational Facilities
                     Authority RB, Maryville University
                     of Saint Louis Project,
                     Pre-Refunded @ 100 (7)
                     6.750%, 06/15/10                                    352,872
      1,455,000   State Health & Educational Facilities
                     Authority RB, Park Lane Medical
                     Center, Series A, MBIA, ETM
                     5.600%, 01/01/15                                  1,551,452
        170,000   State Housing Development
                     Community RB, Single-Family
                     Homeowner Loan Program,
                     Series A-1, GNMA
                     5.000%, 03/01/17                                    173,408
      1,725,000   State Transportation Sales Tax RB,
                     Transportation Development District,
                     Interstates 470 & 350, Refinancing &
                     Improvement, RADIAN
                     4.600%, 06/01/29                                  1,699,159
                                                                   -------------
                                                                      30,545,269
                  MONTANA - 1.0%
      6,995,000   Forsyth, Pollution Control RB,
                     Northwestern Colstrip, AMBAC
                     4.650%, 08/01/23                                  6,635,107
        165,000   State Board of Investment RB, Payroll
                     Tax Workers Compensation Project,
                     MBIA, ETM
                     6.875%, 06/01/11                                    171,950
                                                                   -------------
                                                                       6,807,057
                  NEBRASKA - 0.2%
        125,000   Nebhelp RB, Jr-Sub-Series A-6, AMT,
                     MBIA
                     6.400%, 06/01/13                                    125,775


The accompanying notes are an integral part of the financial statements.

SCHRODER MUNICIPAL BOND FUND

APRIL 30, 2008 (UNAUDITED)

  Principal
  Amount $                                                             Value $
------------                                                        ------------
       5,000   Scotts Bluff County, Hospital
                  Authority No. 1 RB, Regional
                  West Medical Center
                  6.375%, 12/15/08                                         5,014
               State Educational Finance Authority
                  RB, Dana College, Series A
     200,000      4.500%, 03/15/13                                       186,188
     195,000      4.500%, 03/15/14                                       178,600
     180,000      4.350%, 03/15/12                                       169,558
               State Educational Finance Authority
                  RB, Dana College, Series D
     170,000      5.400%, 03/15/25                                       144,944
     240,000      5.200%, 03/15/20                                       212,076
      50,000      4.950%, 03/15/16                                        45,508
      50,000      4.850%, 03/15/15                                        45,923
      45,000      4.700%, 03/15/13                                        42,266
      50,000      4.700%, 03/15/14                                        46,281
      45,000      4.550%, 03/15/12                                        42,696
      40,000      4.450%, 03/15/11                                        38,433
                                                                    ------------
                                                                       1,283,262
               NEVADA - 0.2%
   1,394,430   Rural Housing Authority RB,
                  Single-Family Housing, Series A,
                  AMT, GNMA, FNMA
                  5.250%, 08/01/38                                     1,431,369
                                                                    ------------
               NEW HAMPSHIRE - 0.4%
   2,245,000   Claremont GO
                  6.000%, 08/15/17                                     2,370,855
     185,000   State Health & Education
                  Facilities Authority RB,
                  Speare Memorial Hospital
                  5.000%, 07/01/12                                       188,752
                                                                    ------------
                                                                       2,559,607
               NEW JERSEY - 4.4%
     150,000   Burlington County Bridge
                  Commission RB, Government
                  Leasing Program,
                  Pre-Refunded @ 100 (7)
                  5.250%, 08/15/12                                       163,932
               Health Care Facilities RB, Allegany
                  Health, Our Lady of Lourdes,
                  MBIA, ETM
      30,000      5.200%, 07/01/18                                        31,351
     170,000      5.125%, 07/01/13                                       177,114
      80,000   Health Care Facilities RB, Community
                  Memorial Hospital Toms River, ETM
                  6.750%, 07/01/09                                        82,355

  Principal
  Amount $                                                             Value $
------------                                                        ------------
      20,000   Health Care Facilities RB,
                  Mercer Medical Center, ETM
                  7.000%, 07/01/08                                        20,163
               Lake Como Boro GO
      20,000      4.400%, 07/15/08                                        20,076
      38,000      4.400%, 07/15/09                                        38,735
      40,000      4.400%, 07/15/10                                        41,191
      40,000      4.400%, 07/15/11                                        41,399
      40,000      4.400%, 07/15/12                                        41,400
      40,000      4.400%, 07/15/13                                        41,408
      40,000      4.400%, 07/15/14                                        41,312
      40,000      4.400%, 07/15/15                                        41,125
      40,000      4.400%, 07/15/16                                        40,948
   4,000,000   State Economic Development
                  Authority RB, First Mortgage
                  Far Hills Country
                  5.500%, 09/01/24                                     3,765,440
     855,000   State Economic Development
                  Authority RB, Wanaque
                  Convalescent Center Project,
                  Series A, (LOC: Sovereign Bank)
                  3.750%, 02/15/12                                       856,069
   1,120,000   State Health Care Facilities Authority
                  RB, Catholic Health East Issue,
                  Series E (1)
                  2.854%, 11/15/33                                       823,256
               State Higher Education Assistance
                  Authority RB, Series A, AMT,
                  AMBAC
     990,000      5.200%, 06/01/13                                       991,782
   1,055,000      4.950%, 06/01/10                                     1,056,677
  16,270,000   Tobacco Settlement Authority RB
                  6.375%, 06/01/32                                    18,249,896
   1,500,000   Unified County, Industrial Pollution
                  Control RB, American Cyanamid
                  (GA: Wyeth)
                  5.800%, 09/01/09                                     1,535,625
               Woodlynne GO
      40,000      4.625%, 08/01/08                                        40,230
      50,000      4.625%, 08/01/09                                        51,276
      50,000      4.625%, 08/01/10                                        52,010
      50,000      4.625%, 08/01/11                                        52,364
      60,000      4.625%, 08/01/12                                        63,033
      60,000      4.625%, 08/01/13                                        63,260
      60,000      4.625%, 08/01/14                                        62,719
      70,000      4.625%, 08/01/15                                        72,955
      70,000      4.625%, 08/01/16                                        72,751
      70,000      4.625%, 08/01/17                                        72,295
      72,000      4.625%, 08/01/18                                        74,118
                                                                    ------------
                                                                      28,778,265

The accompanying notes are an integral part of the financial statements.

SCHRODER MUNICIPAL BOND FUND

APRIL 30, 2008 (UNAUDITED)

  Principal
  Amount $                                                             Value $
------------                                                        ------------
               NEW MEXICO - 0.0%
      45,000   State Mortgage Finance Authority RB,
                  Single-Family Mortgage,
                  Series B-2, AMT, GNMA, FNMA, FHLMC
                  5.550%, 01/01/30                                        45,815
                                                                    ------------
               NEW YORK - 4.0%
   3,600,000   Amherst, Industrial Development
                  Agency RB, Civic Facilities, Daemen
                  College Project, Series A,
                  Pre-Refunded @ 102 (7)
                  6.125%, 10/01/11                                     4,061,952
               Freeport GO
     100,000      4.500%, 08/01/09                                       102,674
     100,000      4.500%, 08/01/10                                       104,056
     100,000      4.500%, 08/01/11                                       104,855
     100,000      4.500%, 08/01/12                                       104,911
     125,000      4.500%, 08/01/13                                       131,662
     125,000      4.500%, 08/01/14                                       131,636
     125,000      4.500%, 08/01/15                                       130,939
     125,000      4.500%, 08/01/16                                       130,376
     150,000   Hempstead Town, Industrial
                  Development Agency RB, Adelphi
                  University Civic Facilities
                  5.250%, 02/01/13                                       154,899
     500,000   Highland Hospital RB, Rochester, GO
                  5.150%, 08/01/08 (2)                                   501,635
     115,000   Metropolitan Transportation
                  Authority RB, Commuter Facilities,
                  Series B, AMBAC, ETM
                  5.125%, 07/01/24                                       117,052
               Metropolitan Transportation
                  Authority RB, Commuter Facilities,
                  Series D, MBIA, ETM
      45,000      5.125%, 07/01/22                                        47,765
     470,000      5.000%, 07/01/12                                       488,184
      25,000      4.900%, 07/01/10                                        25,296
      75,000   Metropolitan Transportation
                  Authority RB, Dedicated Tax Fund,
                  Series A, FGIC, ETM
                  5.250%, 04/01/14                                        75,896
               Metropolitan Transportation
                  Authority RB, Grand Central
                  Terminal - 2, AMT, FSA, ETM
      50,000      5.500%, 07/01/12                                        50,126
      55,000      5.400%, 07/01/11                                        55,133
     100,000   Metropolitan Transportation
                  Authority RB, Service Contract,
                  Series Q, AMBAC, ETM
                  5.125%, 07/01/12                                       101,185
     375,000   Metropolitan Transportation
                  Authority RB, Service Contract,
                  Series R, ETM
                  5.500%, 07/01/11                                       380,629

  Principal
  Amount $                                                             Value $
------------                                                        ------------
               State Dormitory Authority RB,
                  Concord College Nursing Home,
                  GNMA
     810,000      4.150%, 08/15/17                                       803,115
   3,605,000      5.500%, 02/15/30                                     3,718,449
               State Dormitory Authority RB, Non
                  State Supported Debt, Cabrini College
                  Westchester, GNMA
   4,800,000      4.800%, 08/15/25                                     4,869,264
   4,500,000      5.200%, 02/15/41                                     4,659,480
   1,550,000   State Dormitory Authority RB, School
                  District Financing Program,
                  Series D, MBIA
                  5.500%, 10/01/17                                     1,663,848
     200,000   State Environmental Facilities RB,
                  Corporate Pollution Control, Water
                  Revolving Fund, Series D, ETM
                  5.000%, 06/15/12                                       208,484
               State Housing Finance Agency RB,
                  Capital Green Apartments,
                  Series B, FNMA
     500,000      4.375%, 11/15/17                                       489,075
   1,000,000      4.200%, 11/15/14                                       995,970
     960,000   State Housing Finance Agency RB,
                  Multi-Family Housing, Highland
                  Avenue Apartments, Series A,
                  AMT, SONYMA
                  4.700%, 02/15/17                                       981,158
      40,000   State Urban Development RB,
                  Capital Appreciation, MBIA (3)
                  2.261%, 01/01/11                                        34,818
      55,000   State Urban Development RB, Capital
                  Appreciation, Series O, FSA (3)
                  2.814%, 01/01/11                                        47,967
     150,000   State Urban Development RB,
                  Capital Appreciation (3)
                  3.005%, 01/01/11                                       131,592
     500,000   Triborough Bridge & Tunnel
                  Authority RB, General Purpose,
                  Series A, MBIA, ETM
                  5.000%, 01/01/24                                       502,205
     590,000   Triborough Bridge & Tunnel
                  Authority RB, General Purpose,
                  Series A, ETM
                  5.000%, 01/01/24                                       590,720
      50,000   Triborough Bridge & Tunnel
                  Authority RB, General Purpose,
                  Series B, ETM
                  5.100%, 01/01/10                                        50,603
                                                                    ------------
                                                                      26,747,609

The accompanying notes are an integral part of the financial statements.

SCHRODER MUNICIPAL BOND FUND

APRIL 30, 2008 (UNAUDITED)

  Principal
  Amount $                                                             Value $
------------                                                        ------------
               NORTH CAROLINA - 0.1%
     235,000   Mecklenburg County, Multi-Family
                  Housing RB, Little Rock
                  Apartments, AMT, FNMA
                  3.500%, 01/01/12                                       235,000
     235,000   State Medical Care Community
                  Hospital RB, Saint Joseph Hospital
                  Project, AMBAC, ETM
                  5.100%, 10/01/14                                       235,402
                                                                    ------------
                                                                         470,402
               NORTH DAKOTA - 0.1%
               State Housing Finance Agency RB,
                  Housing Finance Program Home
                  Mortgage, Series B, AMT,
                  SPA-FHLB
     250,000      4.125%, 07/01/11                                       251,008
     210,000      4.000%, 07/01/10                                       210,695
                                                                    ------------
                                                                         461,703
               OHIO - 4.8%
               Buckeye, Tobacco Settlement RB,
                  Asset-Backed Senior Turbo,
                  Series A-2
   9,050,000      6.000%, 06/01/42                                     8,259,935
   2,000,000      5.875%, 06/01/30                                     1,854,380
     496,093   City of Columbus SA (5)
                  4.250%, 12/06/17                                       492,199
     261,386   Columbus, Independent
                  Assessment SA (5)
                  4.250%, 12/06/17                                       259,334
     150,000   Columbus, Sewer Improvement
                  Bonds GO, ETM
                  6.000%, 09/15/11                                       150,982
   2,080,000   Cuyahoga County GO, MBIA
                  5.600%, 05/15/13                                     2,205,778
     270,000   Germantown, Public Infrastructure
                  GO, Hickory Point
                  4.600%, 12/01/15                                       270,008
               Higher Education Facilities RB,
                  Kenyon College Project
   2,500,000      4.850%, 07/01/37                                     2,633,200
   1,000,000      4.700%, 07/01/37                                     1,046,610
   2,335,000   State Economic Development RB,
                  Health Gains Bakery (2) (5) (8) (9)
                               5.840%, 12/01/25                        2,435,732
   1,080,000   State Housing Finance Agency
                  Mortgage RB, Residential
                  Mortgage-Backed Securities, AMT,
                  GNMA, FNMA
                  4.625%, 09/01/16                                     1,083,596
   1,150,000   State Housing Finance Agency RB,
                  Residential Mortgage-Backed Securities,
                  Series F, GNMA, FNMA (2)
                  5.437%, 03/01/09                                     1,165,663

  Principal
  Amount $                                                             Value $
------------                                                        ------------
  11,150,000   Steubenville Hospital RB,
                  Trinity Health (1)
                  2.777%, 10/01/30                                     8,084,308
   1,915,000   Summit County, Port Authority
                  Board RB, Cavaliers Practice,
                  Series D (2)
                  6.250%, 05/15/26                                     1,865,191
     100,000   Wood County, Industrial
                  Development RB, Schutz Container
                  Systems Project, Series B,
                  (LOC: Bayerische Hypo-und
                  Vereinsbank) (1)
                  7.125%, 06/01/13                                       103,820
                                                                    ------------
                                                                      31,910,736
               OKLAHOMA - 1.9%
   2,365,000   Comanche County, Hospital
                  Authority RB, RADIAN
                  5.250%, 07/01/20                                     2,408,634
               McAlester Public Works Authority RB,
                  Series B (2)
   1,195,000      7.100%, 09/01/18                                     1,209,316
     515,000      7.000%, 09/01/17                                       521,036
     485,000      6.900%, 09/01/16                                       490,767
     455,000      6.800%, 09/01/15                                       460,355
     460,000   State Housing Finance Authority RB,
                  Single-Family Mortgage,
                  Series B, AMT, GNMA, FNMA, FHLMC
                  4.250%, 09/01/25                                       460,874
     145,000   Tulsa County, Home Finance
                  Authority RB, Single-Family
                  Mortgage, FGIC, ETM
                  6.900%, 08/01/10                                       151,887
               Tulsa, Industrial Authority TA,
                  Series A (2)
   1,500,000      7.020%, 01/01/12                                     1,571,145
   2,500,000      7.350%, 01/01/17                                     2,607,550
               Tulsa, Industrial Authority TA,
                  Series B (2)
     175,000      6.970%, 07/01/11                                       184,349
   2,500,000      7.300%, 07/01/16                                     2,562,950
                                                                    ------------
                                                                      12,628,863
               OREGON - 0.2%
     710,000   Portland Housing Authority RB, New
                  Columbia Development, Capital
                  Funding Program, AMT
                  4.300%, 10/01/15                                       706,088
     475,000   State Facilities Authority RB, College
                  Inn Student Housing, Series B
                  6.250%, 07/01/11                                       474,007
                                                                    ------------
                                                                       1,180,095

The accompanying notes are an integral part of the financial statements.

SCHRODER MUNICIPAL BOND FUND

APRIL 30, 2008 (UNAUDITED)

  Principal
  Amount $                                                             Value $
------------                                                        ------------
               PENNSYLVANIA - 11.2%
               Abington Township, Municipal
                  Authority RB, Marywood University
                  Project, RADIAN
     705,000      4.450%, 06/01/20                                       672,084
     730,000      4.450%, 06/01/21                                       687,733
     675,000      4.400%, 06/01/19                                       645,145
     650,000      4.250%, 06/01/18                                       619,658
     195,000   Allegheny County, Hospital
                  Development Authority RB,
                  Childrens Hospital of Pittsburgh,
                  MBIA, ETM
                  5.300%, 07/01/26                                       205,263
     725,000   Allegheny County, Hospital
                  Development Authority RB,
                  Jefferson Regional Medical Center,
                  Series B
                  5.000%, 05/01/18                                       725,000
      60,000   Allegheny County, Hospital
                  Development Authority RB,
                  Pittsburgh Mercy Health Systems,
                  AMBAC, ETM
                  5.625%, 08/15/26                                        60,539
     165,000   Allegheny County, Redevelopment
                  Authority TA, Waterfront Project,
                  Series B
                  4.000%, 12/15/11                                       166,660
               Allegheny County, Redevelopment
                  Authority TA, Waterfront Project,
                  Series B, FNMA
     125,000      4.250%, 12/15/12                                       127,042
     160,000      4.000%, 12/15/10                                       161,912
               Allegheny County, Residential Finance
                  Authority RB, Series VV, AMT,
                  GNMA, FNMA
   1,295,000      4.900%, 11/01/27                                     1,221,975
   2,330,000      4.800%, 11/01/22                                     2,241,180
      10,000   Berks County GO, Second Series,
                  MBIA
                  3.300%, 11/15/09                                        10,110
     400,000   Chester, Upland School District GO
                  4.200%, 05/15/13                                       405,352
     970,000   Chester, Upland School District GO,
                  XLCA
                  4.850%, 09/15/16                                     1,020,585
     100,000   Dauphin County, General Authority
                  RB, AMBAC, Mandatory Put (4)
                  4.550%, 06/01/08                                       100,187
      80,000   Dauphin County, General
                  Authority RB, Hapsco-Western
                  Pennsylvania Hospital Project,
                  Series A-1, MBIA, ETM
                  5.500%, 07/01/13                                        85,434

  Principal
  Amount $                                                             Value $
------------                                                        ------------
   1,660,000   Delaware County, Hospital Revenue
                  Authority RB, Crozer Keystone
                  Obligation Group
                  5.000%, 12/15/19                                     1,562,093
  17,000,000   Delaware Valley Regional Financial
                  Authority RB, Series C (1)
                  2.811%, 06/01/37                                    12,665,850
      35,000   Erie, Higher Education Building
                  Authority RB, Gannon University
                  Project, AMBAC, ETM
                  7.375%, 06/01/08                                        35,158
   1,525,000   Harrisburg, Parking Authority RB,
                  Series R, XLCA
                  4.250%, 05/15/21                                     1,430,130
      40,000   Hempfield, School District GO, ETM
                  7.200%, 10/15/09                                        41,738
     845,000   Lancaster County, School District
                  GO, FSA
                  4.250%, 06/01/25                                       818,011
     185,000   Lancaster County, School District
                  GO, Series A, FSA
                  4.000%, 06/01/20                                       182,136
   2,650,000   Lehigh County, General Purpose
                  Authority RB, St. Lukes Hospital
                  Bethlehem (1)
                  3.074%, 08/15/42                                     1,762,382
               Monroe County Hospital Authority
                  RB, Pocono Medical Center
     620,000      5.000%, 01/01/14                                       633,144
     310,000      5.000%, 01/01/17                                       309,330
   1,675,000   Monroe County Hospital Authority
                  RB, Pocono Medical Center,
                  Pre-Refunded @ 100 (7)
                  6.000%, 01/01/14                                     1,907,942
   4,005,000   Montgomery County Industrial
                  Development Authority RB,
                  Monetary Project, Series A, MBIA
                  5.250%, 11/01/13                                     4,368,133
   1,500,000   Philadelphia, Authority for Industrial
                  Development RB, Commercial
                  Development, Red Lion, AMT,
                  Mandatory Put, (LOC: PNC
                  Bank, NA) (4)
                  4.500%, 12/01/11                                     1,500,510
     200,000   Philadelphia, Authority for Industrial
                  Development RB, Russell Byers
                  School, Series B (2)
                  6.625%, 05/01/09                                       203,504
     585,000   Philadelphia, Authority for Industrial
                  Development RB, Series A, Russell
                  Byers Charter School
                  4.900%, 05/01/17                                       565,818

The accompanying notes are an integral part of the financial statements.

SCHRODER MUNICIPAL BOND FUND

APRIL 30, 2008 (UNAUDITED)

  Principal
  Amount $                                                             Value $
------------                                                        ------------
     930,000   Philadelphia, Multi-Family Housing
                  Redevelopment Authority RB,
                  Pavilion Apartments Project,
                  Series A, AMT, HUD Section 236
                  4.250%, 10/01/16                                       929,479
     500,000   Philadelphia, School District GO,
                  Series D, FSA
                  5.000%, 06/01/15                                       547,845
   6,150,000   Saint Mary Hospital Authority RB,
                  Series F, Catholic Health East
                  Issue (1)
                  2.884%, 11/15/34                                     4,459,058
   4,785,000   Scranton, Redevelopment
                  Authority RB, RADIAN (2)
                  6.100%, 11/01/24                                     4,306,979
     900,000   State Economic Development
                  Financing Authority RB, York Water
                  Project, Series A, AMT, XLCA
                  5.000%, 04/01/16                                       903,069
     755,000   State Higher Educational Facilities
                  Authority RB, Allegheny Delaware
                  Valley Obligation, Series A, MBIA
                  5.700%, 11/15/11                                       754,977
               State Higher Educational Facilities
                  Authority RB, Assigned Independent
                  Colleges & Universities, RADIAN
     405,000      4.125%, 05/01/12                                       405,369
     375,000      4.000%, 05/01/10                                       377,081
     390,000      4.000%, 05/01/11                                       390,655
               State Higher Educational Facilities
                  Authority RB, Indiana University,
                  Series A, XLCA (1)
  14,250,000      2.457%, 07/01/39                                    10,474,463
   8,155,000      2.407%, 07/01/27                                     6,238,983
     310,000   State Higher Educational Facilities
                  Authority RB, St. Francis
                  Independent Colleges-Universities
                  5.000%, 11/01/11                                       318,894
   5,090,000   State Turnpike Common Oil RB,
                  Series A, AMBAC, ETM
                  5.000%, 12/01/15                                     5,210,328
   1,610,000   State University RB, GO of University
                  5.000%, 09/01/24                                     1,669,908
                                                                    ------------
                                                                      74,128,826
               RHODE ISLAND - 0.4%
   1,575,000   Providence Housing Authority RB,
                  New Canonchet Project, Series A,
                  AMT, GNMA
                  5.000%, 07/01/38                                     1,438,006
      55,000   State Depositors Economic Protection
                  RB, Series B, MBIA, ETM
                  6.000%, 08/01/17                                        60,654

  Principal
  Amount $                                                             Value $
------------                                                        ------------
     180,000   State Health & Educational Building
                  Authority RB, Capital Appreciation,
                  BIG (3)
                  3.335%, 11/01/12                                       141,044
               Woonsocket, Housing Authority RB,
                  Capital Funds Housing Project
     385,000      4.500%, 09/01/10                                       401,286
     400,000      4.500%, 09/01/11                                       419,548
     420,000      4.500%, 09/01/12                                       441,580
                                                                    ------------
                                                                       2,902,118
               SOUTH CAROLINA - 1.0%
     385,000   Greenville County, Airport RB,
                  Donaldson Industrial Air Park
                  Project, AMT
                  6.125%, 10/01/17                                       388,180
               Lee County School Facilities RB,
                  Series 2006, RADIAN
   1,000,000      6.000%, 12/01/21                                     1,072,220
   1,650,000      6.000%, 12/01/22                                     1,765,286
     180,000   Piedmont, Municipal Power
                  Agency RB, Capital Appreciation,
                  Series A, AMBAC (3)
                  4.823%, 01/01/15                                       123,674
               State Educational Facilities Authority
                  RB, Non-Profit Institutions,
                  Wofford College, Series A
     360,000      4.500%, 04/01/20                                       354,118
     375,000      4.500%, 04/01/21                                       365,306
     750,000      4.500%, 04/01/30                                       680,865
     330,000      4.250%, 04/01/18                                       321,898
     345,000      4.250%, 04/01/19                                       332,991
   1,160,000   State Jobs-Economic Development
                  Authority RB, Palmetto Health,
                  Series C,
                  Pre-Refunded @ 100 (7)
                  6.875%, 08/01/13                                     1,366,561
                                                                    ------------
                                                                       6,771,099
               SOUTH DAKOTA - 0.2%
     980,000      Heartland Consumers Power
                  District RB, ETM
                  7.000%, 01/01/16                                     1,104,774
                                                                    ------------
               TENNESSEE - 0.6%
     455,000   Nashville & Davidson Counties,
                  Metropolitan Government Cab
                  Converter RB, FGIC
                  7.700%, 01/01/12                                       500,636
     500,000   Nashville & Davidson Counties,
                  Metropolitan Government Health
                  & Educational Facilities
                  Board RB, RADIAN
                  5.100%, 08/01/16                                       500,525

The accompanying notes are an integral part of the financial statements.

SCHRODER MUNICIPAL BOND FUND

APRIL 30, 2008 (UNAUDITED)

  Principal
  Amount $                                                             Value $
------------                                                        ------------
   1,500,000   Nashville & Davidson Counties,
                  Multi-Family Housing RB, River
                  Retreat, Series A, FNMA
                  4.750%, 11/01/26                                     1,395,105
               State School Board Authority RB,
                  Series B (10)
      40,000      5.250%, 05/01/10                                        40,286
   1,275,000      5.000%, 05/01/09                                     1,284,308
      50,000   Wilson County Health & Educational
                  Facilities Board RB, University
                  Medical Center, ETM
                  8.375%, 08/01/08                                        50,650
                                                                    ------------
                                                                       3,771,510
               TEXAS - 7.8%
   2,020,000   Allen, Independent School District GO,
                  Capital Appreciation, PSF,
                  Pre-Refunded @ 40.017 (3) (7)
                  6.827%, 02/15/10                                       771,579
   2,025,000   Allen, Independent School District GO,
                  Capital Appreciation, PSF,
                  Pre-Refunded @ 42.722 (3) (7)
                  6.778%, 02/15/10                                       825,775
     110,000   Brownsville GO, Capital Appreciation,
                  AMBAC (3)
                  3.389%, 02/15/11                                        94,888
               Canton Independent School
                  District GO, School Building
                  Authority, PSF
     625,000      4.600%, 02/15/23                                       633,450
     375,000      4.500%, 02/15/21                                       382,046
   4,956,850   Central Texas, Single-Family Housing
                  Financial Corporation RB,
                  Mortgage-Backed Securities
                  Program, Series A-1,
                  AMT, GNMA, FNMA
                  5.150%, 12/01/39                                     4,696,764
               Commerce Independent School
                  District GO, Capital Appreciation
                  School District, PSF (3)
     565,000      4.037%, 08/15/09                                       546,355
     740,000      4.175%, 08/15/10                                       693,765
               Commerce Independent School
                  District GO, School Building
                  Authority, PSF
   1,075,000      4.600%, 08/15/23                                     1,090,200
   1,130,000      4.600%, 08/15/24                                     1,139,119
     985,000      4.500%, 08/15/21                                     1,003,991
   1,035,000      4.500%, 08/15/22                                     1,048,279
               De Soto GO, CIFG
     390,000      4.375%, 02/15/24                                       371,354
     330,000      4.250%, 02/15/23                                       312,926
     340,000      4.200%, 02/15/22                                       323,932
     345,000      4.125%, 02/15/21                                       329,137
     330,000      4.100%, 02/15/20                                       318,417

  Principal
  Amount $                                                             Value $
------------                                                        ------------
      20,000   Denison, Hospital Authority RB,
                  Texoma Medical Center, ETM
                  7.125%, 07/01/08                                        20,168
               Fort Bend County, Municipal Utility
                  District No. 23 GO, FGIC
      45,000      6.500%, 09/01/08                                        45,588
      65,000      6.500%, 09/01/09                                        67,977
      70,000      6.500%, 09/01/10                                        75,205
      45,000      6.500%, 09/01/11                                        49,292
      95,000      5.000%, 09/01/16                                        98,120
     250,000   Greater Greenspoint, Redevelopment
                  Authority RB, Tax Increment
                  Contract, RADIAN
                  5.250%, 09/01/10                                       258,242
     155,000   Harris County, Health Facilities
                  Development RB, St. Lukes
                  Episcopal Hospital Project, ETM
                  6.625%, 02/15/12                                       161,746
   7,475,000   Harris County RB, Series B,
                  AMBAC (1)
                  2.724%, 08/15/35                                     5,606,624
     100,000   Houston Apartment Systems RB,
                  Series A, AMT, FGIC
                  5.000%, 07/01/19                                        97,859
     135,000   Houston, Airport System RB, ETM
                  7.600%, 07/01/10                                       142,397
      10,000   Houston, Sewer System RB,
                  FGIC, ETM
                  6.375%, 10/01/08                                        10,161
               Howard County GO, RADIAN
     335,000      4.000%, 02/15/14                                       329,372
     375,000      4.000%, 02/15/17                                       355,939
     200,000      4.000%, 02/15/18                                       186,862
               Lewisville, Combination Contract GO,
                  Special Assessment Capital District 2,
                  ACA (5)
   3,545,000      5.625%, 09/01/17                                     3,547,411
   2,000,000      5.875%, 09/01/22                                     1,923,980
   7,030,000   Matagorda County Hospital
                  District RB, FHA
                  4.450%, 08/15/27                                     6,464,577
               Retama, Development Corporate
                  Special Facilities RB, Retama
                  Racetrack, ETM (2)
   2,000,000      10.000%, 12/15/17                                    2,826,740
     500,000      8.750%, 12/15/11                                       584,220
               San Leanna, Educational Facilities Higher
                  RB, Saint Edwards University Project
   1,165,000      5.000%, 06/01/16                                     1,191,783
     500,000      5.000%, 06/01/17                                       509,930
     500,000   San Leanna Educational Facilities RB
                  5.000%, 06/01/19                                       502,880

The accompanying notes are an integral part of the financial statements.

SCHRODER MUNICIPAL BOND FUND

APRIL 30, 2008 (UNAUDITED)

  Principal
  Amount $                                                             Value $
------------                                                        ------------
      50,000   Sendero, Public Facilities RB, Crown
                  Meadows Project, Series A, FHLMC
                  4.250%, 06/01/13                                        51,299
               Sienna, Plantation Levee Improvement
                  District GO, FSA
     430,000      4.750%, 09/01/23                                       439,327
     450,000      4.750%, 09/01/24                                       457,502
   1,335,000      4.500%, 09/01/31                                     1,289,984
   1,500,000   South Lake GO,
                  Pre-Refunded @ 26.765,
                  AMBAC (3) (7)
                  7.212%, 02/15/09                                       395,190
   3,145,000   South Lake GO,
                  Pre-Refunded @ 32.616,
                  AMBAC (3) (7)
                  7.130%, 02/15/09                                     1,009,702
   1,155,000   State Department of Housing &
                  Community RB, Summit Point
                  Apartments, GNMA
                  4.800%, 06/20/18                                     1,150,807
   7,400,000   State Municipal Gas Acquisition &
                  Supply RB (1)
                  2.746%, 09/15/27                                     5,920,370
     745,000   Travis County, Health Facility
                  Development RB, Daughters of
                  Charity, MBIA, ETM
                  5.000%, 11/01/20                                       745,924
     445,951   West Central, Regulation Housing
                  Financial RB, Mortgage-Backed
                  Securities Program, Series A, AMT,
                  GNMA, FNMA, FHLMC
                  5.350%, 12/01/39                                       425,486
                                                                    ------------
                                                                      51,524,641
               UTAH - 0.5%
      30,000   Intermountain Power Agency RB,
                  Marathon Oil Project, Series A, ETM
                  5.000%, 07/01/21                                        30,056
   1,000,000   State Environmental RB, Marathon
                  Oil Project (1)
                  5.050%, 11/01/17                                     1,031,130
   1,315,000   State Housing Corporation,
                  Single-Family Mortgage RB,
                  Series C-1, Class III, AMT
                  4.850%, 07/01/27                                     1,309,372
     980,000   State Housing Corporation,
                  Single-Family Mortgage RB,
                  Series G, Class III, AMT
                  4.700%, 07/01/28                                       966,946
                                                                    ------------
                                                                       3,337,504
               VIRGINIA - 0.5%
   2,300,000   Louisa, Industrial Development
                  Authority RB, Pollution Control
                  5.250%, 12/01/08                                     2,317,089

  Principal
  Amount $                                                             Value $
------------                                                        ------------
     710,000   Norfolk, Packaging Systems RB,
                  Series A, MBIA
                  4.000%, 02/01/19                                       692,136
                                                                    ------------
                                                                       3,009,225
               WASHINGTON - 0.0%
     309,539      Nooksack, Indian Tribe RB
                  5.500%, 02/23/11                                       309,511
                                                                    ------------
               WEST VIRGINIA - 0.3%
     360,000   State Economic Development
                  Authority, Industrial Development,
                  Central Supply Project, AMT,
                  (LOC: BB&T)
                  5.500%, 05/15/10                                       366,235
   2,000,000   State Jobs Investment Trust Board RB,
                  Promissory Notes, Series D (2) (3)
                  7.413%, 07/31/13                                     1,525,640
                                                                    ------------
                                                                       1,891,875
               WISCONSIN - 0.9%
   2,985,000   Franklin, Solid Waste Disposal RB,
                  Waste Management Conversion,
                  AMT (1)
                  4.950%, 04/01/16                                     2,855,481
     800,000   Kronenwetter, Anticipation Notes
                  4.750%, 03/01/11                                       807,296
   1,365,000   Oshkosh, Industrial Development
                  Authority RB, Don Evans Project,
                  Mandatory Put, AMT,
                  (LOC: Marshall & Ilslay) (4)
                  5.500%, 12/01/11                                     1,369,682
      10,000   State Transportation RB, Series A
                  5.500%, 07/01/11                                        10,816
      60,000   Winnebago County,
               Promissory Notes GO
                  4.375%, 04/01/12                                        61,526
   1,000,000   Wisconsin Housing & Economic
                  Development Authority RB,
                  Series C
                  4.750%, 09/01/12                                     1,015,510
                                                                    ------------
                                                                       6,120,311
                                                                    ------------
               TOTAL MUNICIPAL BONDS
                  (Cost $657,962,893)                                622,157,938
                                                                    ------------
               CORPORATE OBLIGATIONS (2) (5) - 0.4%
     102,081   IIS/Syska Holdings Energy (8) (9)
                  3.900%, 08/15/08                                       101,650
     250,000   Kidspeace National Centers of
                  Georgia, USDA (1) (8) (9)
                  6.300%, 12/01/28                                       269,145

The accompanying notes are an integral part of the financial statements.

SCHRODER MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2008 (UNAUDITED)

  Principal
  Amount $                                                             Value $
------------                                                        ------------
     761,541   Landmark Leasing (8) (9)
                  6.200%, 10/01/22                                       814,287
   1,787,992   Niagara Elmwood
                  6.120%, 12/15/11                                     1,835,087
                                                                    ------------
               TOTAL CORPORATE OBLIGATIONS
               (Cost $2,901,365)                                       3,020,169
                                                                    ------------

   Shares
------------
               SHORT-TERM INVESTMENTS - 3.7%
  24,264,113   BlackRock Institutional Muni Fund
                  Portfolio, 2.450% (11)                              24,264,113
       3,810   JPMorgan Tax Free Money Market
                  Fund, 2.280% (11)                                        3,810
                                                                    ------------
               TOTAL SHORT-TERM INVESTMENTS
                  (Cost $24,267,923)                                  24,267,923
                                                                    ------------
               TOTAL INVESTMENTS - 97.9%
                  (Cost $685,132,181)                                649,446,030
                                                                    ------------
               OTHER ASSETS LESS LIABILITIES - 2.1%                   13,565,720
                                                                    ------------
               NET ASSETS - 100.0%                                  $663,011,750
                                                                    ============

(1)  Variable Rate Security - Rate disclosed is as of April 30, 2008.

(2)  Security is taxable.

(3) Zero Coupon Security - Rate disclosed is the effective yield at time of purchase.

(4) Mandatory Put Security - The mandatory put date is shown as the maturity date on the Schedule of Investments.

(5)  Private Placement Security.

(6) Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of April 30, 2008.

(7)  Pre-Refunded Security - The maturity date shown is the pre-refunded date.

(8)  Security considered restricted. (See Note 2 in Notes to Financial
     Statements.)

(9) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2008, the value of these securities amounted to $3,620,814, representing 0.5% of the net assets of the Fund.

(10) Economically Defeased Security.

(11) The rate shown represents the 7-day effective yield as of April 30, 2008.

AMT - Income from security may be subject to alternative minimum tax. CIFG - Cornell/Intel Faculty Group
COP - Certificate of Participation
ETM - Escrowed to Maturity
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GA - Guaranteed Agreement
GNMA - Government National Mortgage Association
GO - General Obligation
HUD - Department of Housing and Urban Development
LOC - Letter of Credit
NA - National Association
RB - Revenue Bond
SA - Special Assessment
TA - Tax Allocation
TAN - Tax Anticipation Note

Guaranteed as to principal and interest by the organization identified below:
ACA  - ACA Financial Guaranty Corporation
ADFA - ADFA Guaranty
AMBAC - American Municipal Bond Assurance Corporation
BIG  - BIG Guaranty
FGIC - Financial Guarantee Insurance Company
FHA - Federal Housing Administration
FSA - Financial Security Assurance
MBIA - Municipal Bond Investors Assurance
PSF - PSF Guaranty
RADIAN - RADIAN Guaranty
SONYMA - SONYMA Guaranty
SPA - SPA Guaranty
USDA - USDA Guaranty
XLCA - XL Capital Assurance

The accompanying notes are an integral part of the financial statements.

SCHRODER SHORT-TERM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS
APRIL 30, 2008 (UNAUDITED)

  Principal
  Amount $                                                             Value $
------------                                                        ------------
               MUNICIPAL BONDS - 96.9%
               ALABAMA - 0.3%
     565,000   Montgomery Medical Clinic Board
                  RB, Jackson Hospital & Clinic
                  5.000%, 03/01/11                                       580,131
                                                                    ------------
               ARIZONA - 2.2%
   4,000,000   Arizona Health Facilities, Banner
                  Health RB, Series B (1)
                  2.677%, 01/01/37                                     2,980,200
      35,000   Maricopa County, Hospital RB,
                  Intermediate Community-Sun
                  City, ETM
                  8.625%, 01/01/10                                        37,263
      44,000   Maricopa County, Hospital RB,
                  St. Lukes Hospital Medical
                  Center Project, ETM
                  8.750%, 02/01/10                                        47,212
     600,000   Maricopa County, Industrial
                  Development Authority RB,
                  Bal-Catholic West,
                  Unrefunded, Series A
                  5.000%, 07/01/16                                       604,632
     100,000   Pima County Industrial Development
                  Authority RB, Tuscan County Day
                  School Project
                  4.000%, 06/01/08                                       100,014
     140,000   Pinal County Industrial Development
                  Authority, Correctional Facilities RB,
                  Florence West Prison, Series A, ACA
                  3.875%, 10/01/09                                       139,183
                                                                    ------------
                                                                       3,908,504
               ARKANSAS - 3.3%
     200,000   Fayetteville, Sales & Use Tax RB, FSA
                  4.125%, 11/01/26                                       201,974
   1,210,000   Fayetteville, Sales & Use Tax RB,
                  Series A, FSA
                  4.000%, 11/01/21                                     1,235,858
     100,000   Little Rock, Library Construction
                  Improvement GO, Series A
                  4.350%, 03/01/24                                       100,002
   1,060,000   Marion, Sales & Use Tax RB,
                  Capital Improvement
                  4.850%, 09/01/32                                     1,065,862
      95,000   Rogers, Sales & Use Tax RB,
                  Series A, FGIC
                  4.125%, 09/01/23                                        95,105
   1,800,000   Rogers GO, XLCA
                  4.250%, 03/01/31                                     1,820,304

  Principal
  Amount $                                                             Value $
------------                                                        ------------
   1,405,000   Springdale, Sales & Use Tax
                  RB, MBIA
                  4.000%, 07/01/16                                     1,451,604
                                                                    ------------
                                                                       5,970,709
               CALIFORNIA - 8.0%
     481,060   Alexander Valley, School District
                  Lease Certificates RB,
                  Flexfund Program
                  4.250%, 07/01/14                                       486,852
   2,200,000   California Health Facilities Funding
                  Authority RB, California-
                  Nevada-Methodist Project
                  4.250%, 07/01/11                                     2,226,224
   4,750,000   Long Beach Financial Authority RB,
                  Natural Gas Purification, Series B (1)
                  3.464%, 11/15/25                                     3,461,800
   3,860,000   Manteca, Financing Authority
                  Sewer RB, Series B, MBIA
                  5.000%, 12/01/33                                     3,912,303
     305,000   Placer County, Water Agency RB,
                  Middle Fork Project
                  3.750%, 07/01/12                                       301,959
      55,000   Sacramento County, Sanitation
                  District RB, ETM
                  5.000%, 12/01/08                                        55,106
   3,500,000   State of California GO, Series M
                  4.875%, 10/01/10                                     3,506,230
     235,000   Statewide Communities, Development
                  Authority RB, Warwick Terrace
                  Apartments, Series H,
                  (LOC: City National Bank)
                  4.800%, 04/15/19                                       227,962
     160,235   Temple City, School District RB,
                  Flexfund Program
                  4.000%, 12/01/14                                       160,762
                                                                    ------------
                                                                      14,339,198
               COLORADO - 9.5%
   7,205,000   Adonea, Metropolitan District
                  No. 2 RB, Series B,
                  (LOC: Compass Bank)
                  4.375%, 12/01/15                                     7,292,973
   2,320,000   Beacon Point, Metropolitan
                  District RB, Series B,
                  (LOC: Compass Bank)
                  4.375%, 12/01/15                                     2,341,228
   1,000,000   Denver Health & Hospital
                  Authority RB, Series B (1)
                  3.161%, 12/01/33                                       695,050
               Fort Lewis, College Board RB,
                  Series D, FGIC (5) (10)
     425,000      5.100%, 10/01/09                                       435,234
     440,000      5.100%, 10/01/10                                       454,032

The accompanying notes are an integral part of the financial statements.

SCHRODER SHORT-TERM MUNICIPAL BOND FUND

APRIL 30, 2008 (UNAUDITED)

  Principal
  Amount $                                                             Value $
------------                                                        ------------
   1,440,000   High Plains, Metropolitan District RB,
                  Series B, (LOC: Compass Bank)
                  4.375%, 12/01/15                                     1,466,957
   1,110,000   Maher Ranch, Metropolitan District
                  No. 4 GO, RADIAN
                  4.375%, 12/01/13                                     1,125,673
   2,245,000   State Health Facilities Authority RB,
                  Catholic Health, Series A, ETM
                  5.500%, 03/01/22                                     2,384,863
     345,000   State Health Facilities Authority RB,
                  Volunteers of America Care,
                  Series A
                  5.000%, 07/01/08                                       344,652
     150,000   State Housing & Finance Authority
                  RB, Single-Family Program,
                  Series C-2, AMT
                  8.400%, 10/01/21                                       159,759
     235,000   State Housing & Finance Authority
                  RB, Single-Family Project,
                  Series D2, AMT
                  6.350%, 11/01/29                                       246,134
                                                                    ------------
                                                                      16,946,555
               DELAWARE - 0.1%
      90,000   State Housing Authority RB,
                  Single-Family Mortgage,
                  Series A-1, AMT, MBIA
                  5.300%, 07/01/11                                        91,566
                                                                    ------------
               DISTRICT OF COLUMBIA - 0.1%
     175,000   Housing Finance Agency RB,
                  1330 7th Street Apartments,
                  Series A, AMT, FHA
                  3.000%, 12/01/09                                       175,145
                                                                    ------------
               FLORIDA - 0.7%
       5,000   Dunedin, Health Facility Authority RB,
                  Mease Hospital, ETM
                  7.600%, 10/01/08                                         5,098
     310,000   Florida State Board of Education GO,
                  Public Education Improvements,
                  Series C, ETM
                  6.000%, 05/01/08                                       310,031
     400,000   Florida State Department of
                  Management Services COP,
                  Series A, MBIA
                  3.750%, 08/01/08                                       401,620
     425,000   Florida State, Board of Registered
                  Parking System RB, University of
                  Florida, MBIA
                  5.000%, 08/01/10                                       425,773
       5,000   Florida State GO, ETM
                  5.900%, 07/01/08                                         5,032

  Principal
  Amount $                                                             Value $
------------                                                        ------------
     100,000   Jacksonville, Electric Authority RB,
                  Third Installment, ETM
                  6.800%, 07/01/12                                       108,457
                                                                    ------------
                                                                       1,256,011
               GEORGIA - 1.4%
     840,000   Cobb County, Kennestone Hospital
                  Authority RB, Capital Appreciation
                  Certificates, Series 86A, MBIA,
                  ETM (2)
                  4.713%, 08/01/15                                       552,359
     490,000   Hapeville, Development Authority RB,
                  Intergovernmental (5)(9)
                  6.500%, 08/01/09                                       503,152
   1,040,000   Randolph County, Sales Tax GO (9)
                  3.210%, 04/01/12                                     1,043,525
     385,000   State Housing & Finance
                  Authority RB, Single-Family
                  Mortgage Program, Sub-Series D-3 (1)
                  4.850%, 06/01/17                                       389,974
                                                                    ------------
                                                                       2,489,010
               IDAHO - 0.0%
      25,000   State Housing & Finance Association
                  RB, Single-Family Mortgage
                  Program, Sub-Series G-2, AMT
                  5.750%, 01/01/14                                        25,288
      15,000   State Housing & Finance
                  Association RB, Single-Family
                  Mortgage Program, Sub-Series H-2,
                  AMT, FHA
                  5.850%, 01/01/14                                        15,369
                                                                    ------------
                                                                          40,657
               ILLINOIS - 9.3%
   5,000,000   Bartlett, Quarry Redevelopment
                  Project TA (5)
                  5.350%, 01/01/17                                     4,948,400
   5,000,000   Bolingbrook, Sales Tax RB (10)
                  6.000%, 01/01/26                                     4,782,000
     639,000   Cary, Special Tax, Special Service
                  Area No. 1, RADIAN
                  4.400%, 03/01/16                                       625,779
      15,000   Chicago, Single-Family Mortgage RB,
                  Series B, AMT, GNMA, FNMA,
                  FHLMC
                  6.950%, 09/01/28                                        15,493
   2,000,000   Illinois Finance Authority RB,
                  Series B, XLCA, Mandatory Put
                  (1) (6)
                  3.500%, 04/01/11                                     1,978,620
     685,000   McCook, British Home Project RB,
                  (LOC: LaSalle Bank NA) (1)
                  4.250%, 12/01/14                                       685,891

The accompanying notes are an integral part of the financial statements.

SCHRODER SHORT-TERM MUNICIPAL BOND FUND

APRIL 30, 2008 (UNAUDITED)

  Principal
  Amount $                                                             Value $
------------                                                        ------------
      75,000   Pekin, Single-Family Mortgage RB, ETM
                  7.400%, 12/01/08                                        77,025
   3,619,000   Pingree Grove, Special Services Area, Cambridge
                  Lakes Project, Series 05-1
                  5.250%, 03/01/15                                     3,503,699
                                                                    ------------
                                                                      16,616,907
               INDIANA - 1.3%
   1,095,000   Carmel, Industrial Redevelopment RB, BAN,
                  District Golf
                  5.250%, 02/01/09                                     1,096,139
     350,000   Hamilton County, Industrial Redevelopment TA,
                  District Tax Increment Revenue
                  3.850%, 01/10/10                                       350,542
     105,000   State Health Facility Financing Authority RB,
                  Unrefunded, Series A, MBIA
                  5.000%, 11/01/09                                       107,293
     270,000   State Housing Finance Authority RB, Single-Family
                  Mortgage, Series A-3, AMT, GNMA, FNMA
                  5.375%, 01/01/23                                       270,683
     550,000   Upland, Economic Development RB, Taylor University
                  Project
                  4.000%, 09/01/08                                       551,854
                                                                    ------------
                                                                       2,376,511
               IOWA - 0.0%
       5,000   Sioux City, Hospital RB, Series O, MBIA, ETM
                  5.250%, 08/15/10                                         5,011
                                                                    ------------
               KANSAS - 2.7%
   1,585,000   Sedgwick & Shawnee Counties, Single-Family
                  Mortgage RB, Series A, AMT, GNMA, FNMA (10)
                  5.600%, 06/01/27                                     1,613,292
   1,400,000   Sedgwick & Shawnee Counties, Single-Family
                  Mortgage RB, Series A-2, AMT, GNMA, FNMA
                  5.600%, 06/01/29                                     1,431,598
     440,000   Wyandotte County, Sales Tax RB, 1st Lien, Area B,
                  (LOC: Citibank NA)
                  3.750%, 12/01/12                                       438,803
   1,400,000   Wyandotte County, Sales Tax RB, 1st Lien, Area C,
                  (LOC: Citibank NA)
                  3.850%, 12/01/13                                     1,419,628
                                                                    ------------
                                                                       4,903,321
               KENTUCKY - 0.2%
      35,000   State Turnpike Authority Toll Road RB, ETM
                  6.125%, 07/01/08                                        35,239

  Principal
  Amount $                                                             Value $
------------                                                        ------------
     290,000   State Turnpike Authority RB, Resource Recovery
                  Redevelopment, Series A, ETM
                  5.000%, 07/01/08                                       291,337
      25,000   State Turnpike Authority RB, ETM (1)
                  6.625%, 07/01/08                                        25,191
                                                                    ------------
                                                                         351,767
               LOUISIANA - 0.9%
     105,000   Calcasieu Parish, Public Transportation Authority
                  RB, Single-Family Mortgage, Series A, AMT,
                  GNMA, FNMA
                  5.850%, 10/01/32                                       106,235
      20,000   Jefferson Parish, Hospital Service District No. 1
                  RB, ETM
                  7.250%, 01/01/09                                        20,590
   1,065,000   Louisiana Local Government, Environmental
                  Facilities RB, Southeastern Louisiana
                  University, Series B, MBIA
                  4.375%, 02/01/37                                     1,060,942
      40,000   Monroe-West Monroe, Single-Family Mortgage RB, ETM
                  7.200%, 08/01/10                                        41,852
     420,000   State Multi-Family Housing Finance Agency RB,
                  Section 8-202 Project, Series A
                  3.950%, 12/01/09                                       426,460
      15,000   State Public Facilities Authority Hospital RB,
                  Pendleton Memorial Methodist Hospital, ETM
                  5.000%, 06/01/08                                        15,037
                                                                    ------------
                                                                       1,671,116
               MARYLAND - 1.8%
               Annapolis, Economic Development RB, Saint Johns
                  College Facilities, Series A
      80,000      4.500%, 10/01/08                                        80,390
      85,000      4.500%, 10/01/09                                        86,188
      90,000      4.250%, 10/01/10                                        91,300
               Annapolis, Economic Development RB, Saint Johns
                  College Facilities, Series B
      45,000      4.500%, 10/01/08                                        45,219
      60,000      4.250%, 10/01/10                                        60,866
   2,180,000   Baltimore, Unrefunded Capital Appreciation GO,
                  Series A, FGIC (2)
                  4.474%, 10/15/09                                     2,003,398
     880,000   State Health & Higher Education RB, Howard County
                  General Hospital, ETM
                  5.500%, 07/01/13                                       914,347
                                                                    ------------
                                                                       3,281,708

The accompanying notes are an integral part of the financial statements.

SCHRODER SHORT-TERM MUNICIPAL BOND FUND

APRIL 30, 2008 (UNAUDITED)

  Principal
  Amount $                                                             Value $
------------                                                        ------------
               MICHIGAN - 0.8%
     700,000   Detroit/Wayne County, Stadium Authority RB, FGIC
                  5.250%, 02/01/09                                       708,750
     280,000   Grand Valley, State University RB, AMBAC
                  5.150%, 10/01/09                                       282,903
     360,000   Kalamazoo, Hospital Finance Authority RB, Bronson
                  Methodist, MBIA
                  5.500%, 05/15/08                                       360,281
                                                                    ------------
                                                                       1,351,934
               MINNESOTA - 0.7%
     165,000   Alexandria, Industrial Development RB, Seluemed
                  Limited LLP Project, AMT,
                  (LOC: First Trust NA) (9)
                  5.300%, 03/01/10                                       165,470
     740,000   Burnsville, Hospital System RB, Fairview Community
                  Hospitals, ETM (2)
                  6.001%, 05/01/12                                       582,003
     570,000   State Housing Finance Agency RB, Residential
                  Housing Financing, Series B, AMT
                  4.800%, 07/01/23                                       572,166
                                                                    ------------
                                                                       1,319,639
               MISSISSIPPI - 0.7%
   1,235,000   Mississippi Business Finance RB, TT&W Farm
                  Products Project, AMT, (LOC: National Bank)
                  6.900%, 07/01/10                                     1,237,890
                                                                    ------------
               MISSOURI - 3.9%
     955,000   Boone County, Industrial Development Authority RB,
                  Otscon Project, AMT, Mandatory Put,
                  (LOC: Boone County National Bank) (1) (6)
                  4.750%, 05/01/12                                       909,494
               Pacific, Industrial Development Authority RB,
                  Clayton Project, AMT, (LOC: Commerce Bank NA)
     720,000      6.450%, 05/01/17                                       722,117
     540,000      6.200%, 05/01/12                                       541,469
   2,750,000   Riverside, Industrial Development Authority RB,
                  Riverside Horizons Project, Series B, ACA
                  4.500%, 05/01/27                                     2,381,665
     100,000   St. Charles County, Industrial Development
                  Authority RB, Garden View Care Center Project,
                  AMT, (LOC: U.S. Bank NA)
                  5.400%, 11/15/16                                       100,614

  Principal
  Amount $                                                             Value $
------------                                                        ------------
   1,125,000   State Development Finance Board RB, Arnold
                  Infrastructure Project, Series B
                  5.000%, 11/01/27                                     1,112,569
   1,150,000   Waynesville COP, RADIAN
                  4.200%, 04/01/17                                     1,145,906
                                                                    ------------
                                                                       6,913,834
               MONTANA - 0.0%
      20,000   State Board of Investment RB, Payroll Tax Workers
                  Compensation Project, MBIA, ETM
                  6.875%, 06/01/11                                        20,842
                                                                    ------------
               NEBRASKA - 0.4%
     100,000   Madison County, Hospital Authority RB, Faith
                  Regional Healthcare Services Project, RADIAN
                  4.850%, 07/01/09                                       101,195
     560,000   Omaha, Public Power District RB, Series B, ETM
                  6.150%, 02/01/12                                       599,497
                                                                    ------------
                                                                         700,692
               NEVADA - 2.8%
   5,200,000   Clark County, Pollution Control RB, Nevada Power
                  Company Project, ACA
                  5.300%, 10/01/11                                     5,021,900
      35,000   State Municipal Bond GO, Project No. 28-31-C, ETM
                  7.200%, 01/01/09                                        35,270
                                                                    ------------
                                                                       5,057,170
               NEW JERSEY - 2.1%
       5,000   Hudson County GO
                  5.125%, 08/01/08                                         5,038
     150,000   State Economic Development Authority RB,
                  Newark Downtown District Management
                  4.500%, 06/15/08                                       150,180
   1,990,000   State Health Care Facilities Authority RB,
                  Catholic Health East Issue, Series E (1)
                  2.854%, 11/15/33                                     1,462,749
     125,000   State Health Care Facilities Financing Authority
                  RB, Allegany Health, Our Lady of Lourdes,
                  MBIA, ETM
                  5.000%, 07/01/08                                       125,285
               State Higher Education Assistance Authority RB,
                  Series A, AMT, AMBAC
     885,000      5.150%, 06/01/12                                       898,399
     845,000      5.050%, 06/01/11                                       846,411

The accompanying notes are an integral part of the financial statements.

SCHRODER SHORT-TERM MUNICIPAL BOND FUND

APRIL 30, 2008 (UNAUDITED)

  Principal
  Amount $                                                             Value $
------------                                                        ------------
     300,000   State Housing & Mortgage Finance Agency RB,
                  Multi-Family Housing, Series A, AMT, FSA
                  5.050%, 11/01/18                                       301,266
                                                                    ------------
                                                                       3,789,328
               NEW MEXICO - 0.2%
     260,000   State, Mortgage Financial Authority RB,
                  Single-Family Housing, Series A2, Class I, AMT,
                  GNMA, FNMA, FHLMC
                  3.900%, 01/01/19                                       260,237
                                                                    ------------
               NEW YORK - 5.7%
     100,000   Freeport GO
                  4.500%, 08/01/08                                       100,641
   4,510,000   New York Mortgage Agency RB
                  5.150%, 04/01/17                                     4,609,400
   2,150,000   New York State Housing Finance Agency RB,
                  Multi-Family Housing, Series B, AMT, SONYMA
                  4.750%, 08/15/37                                     2,164,018
   1,835,000   State Dormitory Authority RB, Concord Nursing
                  Home, GNMA
                  3.875%, 08/15/12                                     1,864,544
      95,000   State Dormitory Authority RB, State Supported
                  Debt, Unrefunded, Series B
                  5.700%, 02/15/09                                        96,218
     370,000   State Urban Development RB, Capital Appreciation,
                  Series O, FSA (2)
                  3.071%, 01/01/11                                       322,688
     750,000   Tobacco Settlement Financing RB, Series B-1C
                  5.250%, 06/01/13                                       751,088
     335,000   Tobacco Settlement Financing RB, Series C-1
                  5.250%, 06/01/12                                       335,529
                                                                    ------------
                                                                      10,244,126
               NORTH CAROLINA - 0.2%
      25,000   Pasquotank County, Public Schools Project COP,
                  MBIA
                  5.000%, 06/01/15                                        25,042
      30,000   State Medical Care Community Hospital RB,
                  Memorial Mission Hospital Project, ETM
                  7.625%, 10/01/08                                        30,622
     100,000   State Medical Care Community RB, North Carolina
                  Housing Foundation Project, ACA
                  6.000%, 08/15/10                                       100,638

  Principal
  Amount $                                                             Value $
------------                                                        ------------
     125,000   State Medical Care Community RB, Saint Joseph
                  Hospital Project, AMBAC, ETM
                  5.000%, 10/01/08                                       125,284
                                                                    ------------
                                                                         281,586
               NORTH DAKOTA - 0.2%
     275,000   State Housing Finance Agency RB, Home Mortgage
                  Program, Series A, AMT
                  5.200%, 07/01/19                                       277,065
                                                                    ------------
               OHIO - 0.9%
      50,000   Cuyahoga County, Deaconess Hospital Project RB,
                  ETM
                  6.750%, 11/01/09                                        51,861
     130,000   Franklin County, First Mortgage RB, OCLC Project,
                  ETM
                  7.500%, 06/01/09                                       133,912
     500,000   Montgomery County, Health Facilities Authority RB,
                  Franciscan at Saint Leonard,
                  Pre-Refunded @ 100 (7)
                  5.500%, 01/01/10                                       519,165
     875,000   Summit County, Port Authority RB, Multi-Family
                  Housing, Englewood Apartments Project, AMT
                  (LOC: Transamerica Life)
                  4.250%, 05/01/10                                       874,282
                                                                    ------------
                                                                       1,579,220
               OKLAHOMA - 0.5%
     930,000   Pottawatomie County, Shawnee Public Schools
                  Project RB
                  5.000%, 09/01/09                                       950,702
                                                                    ------------
               OREGON - 1.2%
     405,000   State Housing & Community Services Department RB,
                  Single-Family Mortgage Program, Series F,
                  AMT, MBIA
                  5.650%, 07/01/28                                       405,996
   1,270,000   State Housing & Community Services Department RB,
                  Single-Family Mortgage Program, Series J,
                  AMT, FNMA
                  5.750%, 07/01/29                                     1,273,581
     550,000   State Housing & Community Services Department RB,
                  Single-Family Mortgage Program, Series R, AMT
                  4.200%, 07/01/27                                       550,688
                                                                    ------------
                                                                       2,230,265

The accompanying notes are an integral part of the financial statements.

SCHRODER SHORT-TERM MUNICIPAL BOND FUND

APRIL 30, 2008 (UNAUDITED)

  Principal
  Amount $                                                            Value $
------------                                                       -------------
               PENNSYLVANIA - 15.8%
      10,000   Berks County GO,
                  Second Series, MBIA
                  3.100%, 11/15/08                                        10,057
   1,775,000   Bucks County, Industrial Development
                  Authority RB, School Lane Charter
                  School, Series A (3) (8)
                  4.600%, 03/15/17                                     1,690,244
   1,000,000   Chester County, Health & Education
                  Facilities Authority RB, Chester
                  County Hospital, MBIA
                  5.625%, 07/01/08                                     1,004,600
   2,800,000   Cumberland County, Municipal
                  Authority RB, Presbyterian Homes
                  Project, Series B, RADIAN (1) (6)
                  4.250%, 12/01/08                                     2,815,904
   6,300,000   Delaware Valley, Regional Financial
                  Authority RB, Series C (1)
                  2.711%, 06/01/27                                     4,622,940
     130,000   Lakeland, School District GO, ETM
                  8.875%, 08/15/10                                       140,189
   1,215,000   Lawrence County Industrial
                  Development Authority RB,
                  Shenango Presbyterian, Series B,
                  Pre-Refunded @ 102 (7)
                  7.500%, 11/15/11                                     1,412,316
     975,000   Lehigh County, General Purpose
                  Authority RB, St. Lukes Hospital
                  Bethlehem (1)
                  3.074%, 08/15/42                                       648,424
   3,670,000   Lycoming County, Hospitals
                  Authority RB, Devine Providence
                  Hospital, Connie Lee
                  5.375%, 11/15/10                                     3,677,744
     515,000   Monroe County, Hospital Authority
                  RB, Pocono Medical Center
                  5.000%, 01/01/10                                       525,635
      40,000   Philadelphia, Hospitals Authority RB,
                  Thomas Jefferson University
                  Hospital, ETM
                  7.000%, 07/01/08                                        40,327
     665,000   Pittsburgh, Urban Redevelopment
                  Authority TA, Center Triangle,
                  Series B (5)
                  5.420%, 05/01/15                                       684,657
   1,250,000   Sayre, Health Care Facilities
                  Authority RB, Guthrie
                  Health Issue, Series B,
                  Pre-Refunded @ 107.5 (7)
                  7.125%, 12/01/11                                     1,510,962
               State Higher Educational Facilities
                  Authority RB, Indiana University,
                  Series A, XLCA (1)
   4,550,000      2.457%, 07/01/39                                     3,344,477
   4,940,000      2.407%, 07/01/27                                     3,779,347

  Principal
  Amount $                                                            Value $
------------                                                       -------------
   1,120,000   State Higher Educational Facilities
                  Authority RB, St. Francis
                  Independent Colleges-Universities
                  5.000%, 11/01/11                                     1,152,133
   1,300,000   State Turnpike Commission BAN,
                  Series B, AMBAC (5)
                  5.290%, 10/15/09                                     1,309,360
                                                                   -------------
                                                                      28,369,316
               SOUTH CAROLINA - 0.0%
      50,000   Piedmont, Municipal Power
                  Agency RB, Series A, ACA-CBI
                  5.250%, 01/01/15                                        50,677
                                                                   -------------
               SOUTH DAKOTA - 1.3%
   2,075,000   Lower Brule Sioux Tribe,
                  Pre-Refunded @ 100 (7)
                  6.500%, 02/01/11                                     2,258,928
      95,000   State Lease Revenue Trust COP,
                  Series B, FSA
                  6.500%, 09/01/08                                        96,391
                                                                   -------------
                                                                       2,355,319
               TENNESSEE - 0.8%
   1,135,000   Knox County, Health Educational &
                  Housing Facilities Board RB,
                  University Health Systems
                  4.125%, 04/01/11                                     1,136,056
     195,000   State Housing Development
                  Agency RB, Homeownership
                  Program, Series 1D
                  4.700%, 07/01/15                                       198,927
                                                                   -------------
                                                                       1,334,983
               TEXAS - 5.2%
     275,000   Brownsville GO, Capital Appreciation,
                  AMBAC (2)
                  12.711%, 02/15/11                                      237,220
     400,000   Galveston County, Single-Family
                  Housing Mortgage RB,
                  Mortgaged-Backed Securities Project,
                  Series A, AMT, GNMA, FNMA
                  6.200%, 12/01/32                                       405,344
   2,000,000   Harris County RB, Series B,
                  AMBAC (1)
                  2.724%, 08/15/35                                     1,500,100
     285,000   Howard County GO, RADIAN
                  4.000%, 02/15/10                                       286,505
   2,885,000   Retama, Development Special Facilities
                  RB, Retama Racetrack, ETM (5)
                  8.750%, 12/15/10                                     3,268,907
               State Municipal Gas Acquisition &
                  Supply RB (1)
   2,600,000      2.746%, 09/15/27                                     2,080,130
     250,000      2.576%, 09/15/17                                       228,763

The accompanying notes are an integral part of the financial statements.

SCHRODER SHORT-TERM MUNICIPAL BOND FUND

APRIL 30, 2008 (UNAUDITED)

  Principal
  Amount $                                                            Value $
------------                                                       -------------
   1,275,000   State Municipal Gas Acquisition &
                  Supply RB, Series B (1)
                  2.206%, 12/15/09                                     1,214,501
      90,000   Valley Community Hospital RB, ETM
                  7.500%, 04/01/09                                        94,459
                                                                   -------------
                                                                       9,315,929
               UTAH - 0.7%
               Salt Lake City RB, Westminister
                  College Project
     200,000      4.500%, 10/01/09                                       201,664
     230,000      4.500%, 10/01/10                                       232,461
     550,000      4.500%, 10/01/11                                       553,273
     265,000   Utah County, Charter School RB,
                  Lincoln Academy, Series B (5)
                  6.900%, 06/15/09                                       270,451
                                                                   -------------
                                                                       1,257,849
               VIRGINIA - 2.0%
     445,000   Louisa, Industrial Development
                  Authority RB, Pollution Control
                  5.250%, 12/01/08                                       448,306
   1,500,000   Poplar Hill, Community Development
                  Authority COP, Series A (4) (5)
                  5.500%, 09/01/34                                     1,118,475
               Richmond Metropolitan Authority RB,
                  ETM
     490,000      5.600%, 01/15/13                                       519,699
     405,000      5.400%, 01/15/13                                       410,115
     950,000   Rockbridge County, Industrial
                  Development Authority RB,
                  Horse Center, Series C,
                  Pre-Refunded @ 100 (7)
                  6.850%, 07/15/11                                     1,064,162
                                                                   -------------
                                                                       3,560,757
               WASHINGTON - 2.0%
   3,400,000   King County, Housing Authority RB,
                  Series A, RADIAN
                  5.050%, 07/01/13                                     3,405,780
     150,000   Northshore, Park & Recreation
                  Services GO
                  5.000%, 12/01/08                                       150,336
                                                                   -------------
                                                                       3,556,116
              WEST VIRGINIA - 0.0%
      30,000  Cabell, Putnam & Wayne Counties,
                  Single-Family Residential
                  Mortgage RB, FGIC, ETM
                  7.375%, 04/01/10                                        31,455
                                                                   -------------
               WISCONSIN - 7.0%
     500,000   Antigo, Taxable-Bond Anticipation
                  Notes RB (5)
                  6.375%, 08/01/09                                       503,380

  Principal
  Amount $                                                            Value $
------------                                                       -------------
   2,005,000   Ashland BAN, Series A
                  4.500%, 06/01/09                                     2,008,128
   1,250,000   Cedarburg GO (5)
                  5.875%, 12/01/09                                     1,264,550
   1,000,000   Fond Du Lac,
                  Water Works RB, BAN
                  4.000%, 03/01/10                                     1,000,480
   3,325,000   Kewaskum RB, Water
                  Works & Sewer
                  System, BAN
                  4.250%, 05/01/10                                     3,371,293
   1,250,000   Kronenwetter, Anticipation Notes
                  4.750%, 03/01/11                                     1,261,400
     900,000   Oshkosh, Industrial Development
                  Authority RB, Don Evans Project,
                  AMT, Mandatory Put,
                  (LOC: Marshall & Ilslay) (6)
                  5.500%, 12/01/11                                       903,087
   1,500,000   State Health & Educational Facilities
                  RB, Aurora Health Care, MBIA
                  5.000%, 08/15/09                                     1,530,600
     745,000   State Housing & Economic
                  Development Authority RB,
                  Series E, AMT
                  5.800%, 09/01/17                                       753,620
                                                                   -------------
                                                                      12,596,538
                                                                   -------------
               TOTAL MUNICIPAL BONDS
                  (Cost $182,624,772)                                173,647,296
                                                                   -------------
               CORPORATE
               OBLIGATIONS (5) (9) - 1.6%
     239,381   IIS/Syska Holdings Energy (3) (8)
                  3.900%, 08/15/08                                       238,369
     250,000   Kidspeace National Centers of Georgia,
                  USDA (1) (3) (8)
                  6.300%, 12/01/28                                       269,145
   2,278,795   Niagara Elmwood
                  6.120%, 12/15/11                                     2,338,819
                                                                   -------------
               TOTAL CORPORATE
                  OBLIGATIONS
                  (Cost $2,767,592)                                    2,846,333
                                                                   -------------

The accompanying notes are an integral part of the financial statements.

SCHRODER SHORT-TERM MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2008 (UNAUDITED)

   Shares                                                              Value $
------------                                                       -------------
               SHORT-TERM INVESTMENTS - 0.1%
     103,908   BlackRock Institutional Muni Fund
                  Portfolio, 2.450% (11)                                 103,908
      43,536   JPMorgan Tax Free Money Market
                  Fund, 2.280% (11)                                       43,536
                                                                   -------------
               TOTAL SHORT-TERM
                  INVESTMENTS
                  (Cost $147,444)                                        147,444
                                                                   -------------
               TOTAL INVESTMENTS - 98.6%
                  (Cost $185,539,808)                                176,641,073
                                                                   -------------
               OTHER ASSETS LESS
                  LIABILITIES - 1.4%                                   2,536,151
                                                                   -------------
               NET ASSETS - 100.0%                                 $ 179,177,224
                                                                   =============

(1)  Variable Rate Security - Rate disclosed is as of April 30, 2008.

(2) Zero Coupon Security - Rate disclosed is the effective yield at time of purchase.

(3)  Security considered restricted. (See Note 2 in Notes to Financial
     Statements.)

(4) Security considered illiquid. On April 30, 2008 the value of this security amounted to $1,118,475 representing 0.6% of the net assets of the Fund.

(5)  Security is taxable.

(6) Mandatory Put Security - The mandatory put date is shown as the maturity date on the Schedule of Investments.

(7)  Pre-Refunded Security - The maturity date shown is the pre-refunded date.

(8) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2008, the value of these securities amounted to $2,197,758, representing 1.2% of the net assets of the Fund.

(9)  Private Placement Security.

(10) Step Bond - Coupon rate increases in increments to maturity. Rate disclosed is as of April 30, 2008.

(11) The rate shown represents the 7-day simple yield as of April 30, 2008.

AMT -- Income from security may be subject to alternative minimum tax. BAN -- Bond Anticipation Note
CBI -- Community-Based Initiatives
COP -- Certificate of Participation
ETM -- Escrowed to Maturity
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
GO -- General Obligation
LLP -- Limited Liability Partnership
LOC -- Letter of Credit
NA -- National Association
RB -- Revenue Bond
TA -- Tax Allocation

Guaranteed as to principal and interest by the organization identified below:
ACA -- ACA Financial Guaranty Corporation
AMBAC -- American Municipal Bond Assurance Corporation
FGIC -- Financial Guarantee Insurance Company
FHA -- Federal Housing Administration
FSA -- Financial Security Assurance
MBIA -- Municipal Bond Investors Assurance
RADIAN -- RADIAN Guaranty
SONYMA -- SONYMA Guaranty
USDA -- USDA Guaranty
XLCA -- XL Capital Assurance

The accompanying notes are an integral part of the financial statements.

SCHRODER STRATEGIC BOND FUND

SCHEDULE OF INVESTMENTS
APRIL 30, 2008 (UNAUDITED)

     Principal
     Amount (a)                                                         Value $
-----------------                                                     ----------
                    FOREIGN BONDS - 43.4%
  EUR   2,490,000   Bundesrepublik Deutschland
                       4.500%, 01/04/13                                3,981,209
  EGP     975,000   Egyptian Treasury Bill (1)
                       5.081%, 07/15/08                                  179,309
  EUR   1,155,000   French Treasury Note
                       2.500%, 07/12/10                                1,751,695
  EUR     140,000   German Treasury Bill (1)
                       3.849%, 05/21/08                                  218,184
  EUR   2,580,000   Government of France
                       4.750%, 10/25/12                                4,143,415
  MYR   2,350,000   Government of Malaysia
                       3.869%, 04/13/10                                  751,010
  EUR     310,000   Kingdom of Morocco
                       5.000%, 07/08/08                                  484,216
          100,000   Majapahit Holding
                       7.250%, 10/17/11                                   99,793
  NOK   1,905,000   Norwegian Treasury Bill (1)
                       5.194%, 06/18/08                                  371,921
  EUR     200,000   RSHB Capital
                       6.875%, 11/29/10                                  203,564
           75,000   Scotland International Finance
                       No. 2 BV(2)
                       4.250%, 05/23/13                                   67,936
  SEK  13,205,000   Swedish Government
                       5.500%, 10/08/12                                2,336,317
  EUR      70,000   VTB Capital, Series E
                       4.250%, 02/15/16                                  101,686
  EUR     170,000      VTB Capital, Series E (3)
                       5.197%, 03/13/09                                  261,756
                                                                     -----------
                    TOTAL FOREIGN BONDS
                       (Cost $14,502,218)                             14,952,011
                                                                     -----------
                    U.S. GOVERNMENT
                    MORTGAGE-BACKED
                    OBLIGATIONS - 27.4%
        1,000,000   FFCB (1)
                       1.841%, 05/08/08                                  999,591
        2,000,000   FHLB (1)
                       1.921%, 05/06/08                               1,999,467
        2,112,240   FHLMC Gold
                       5.000%, 05/01/37                               2,078,606
        1,020,000   FHLMC Gold TBA
                       5.500%, 05/15/37                               1,026,375
        1,873,390   GNMA
                       5.000%, 05/15/34                               1,859,035
        1,470,000   GNMA TBA
                       5.500%, 02/15/38                                1,488,834
                                                                     -----------
                    TOTAL U.S. GOVERNMENT
                    MORTGAGE-BACKED
                    OBLIGATIONS
                    (Cost $9,356,539)                                  9,451,908
                                                                     -----------

     Principal
     Amount (a)                                                         Value $
-----------------                                                     ----------
                    U.S. TREASURY
                    OBLIGATIONS (4) - 15.3%
                    U.S. Treasury Bonds
        4,270,000      5.125%, 05/15/16                                4,727,355
          120,000      5.000%, 05/15/37                                  130,088
          195,000      3.875%, 10/31/12                                  202,252
                    U.S. Treasury Notes
          110,000      3.500%, 02/15/18                                  107,662
          110,000      2.500%, 03/31/13                                  107,370
                                                                     -----------
                    TOTAL U.S. TREASURY
                    OBLIGATIONS
                    (Cost $ 4,926,137)                                 5,274,727
                                                                     -----------
                    CORPORATE
                    OBLIGATIONS (4) - 7.4%
           25,000   AGY Holding (2)
                       11.000%, 11/15/14                                  22,750
          250,000   Bank of America
                       6.100%, 06/15/17                                  262,767
          150,000   Barclays Bank
                       5.450%, 09/12/12                                  153,044
          100,000   BNP Paribas
                       4.750%, 04/04/11                                  154,709
           73,842   Elwood Energy LLC
                       8.159%, 07/05/26                                   71,408
          100,000   Fortis Finance
                       5.500%, 04/15/11                                  156,837
                    Goldman Sachs Group
           31,000      6.375%, 05/02/18                                   48,335
          115,000      6.150%, 04/01/18                                  116,543
                    JPMorgan Chase
           50,000      5.250%, 05/08/13                                   77,886
          150,000      4.750%, 05/01/13                                  149,832
          150,000   Merrill Lynch
                       6.875%, 04/25/18                                  151,495
                    Morgan Stanley
          150,000      6.625%, 04/01/18                                  150,000
          100,000      6.500%, 04/15/11                                  157,444
           25,000   Nevada Power, Series O
                       6.500%, 05/15/18                                   25,751
           75,000   Petroplus Finance (2)
                       7.000%, 05/01/17                                   70,125
          250,000   PNC Bank
                       6.875%, 04/01/18                                  258,886
           10,000   Reynolds American
                       7.625%, 06/01/16                                   10,644
          100,000   Societe Generale (2)
                       5.750%, 04/20/16                                   96,984
          116,000   UBS
                       5.375%, 04/11/11                                  181,381

   The accompanying notes are an integral part of the financial statements.

SCHRODER STRATEGIC BOND FUND

APRIL 30, 2008 (UNAUDITED)

     Principal
     Amount (a)                                                         Value $
-----------------                                                     ----------
          250,000   Wachovia Bank
                       6.600%, 01/15/38                                  242,517
                                                                     -----------
                    TOTAL CORPORATE OBLIGATIONS
                       (Cost $2,565,970)                               2,559,338
                                                                     -----------
                    COMMERCIAL PAPER - 2.6%
          900,000   General Electric Capital (1)
                       2.434%, 06/27/08
                       (Cost $896,552)                                   896,551
                                                                     -----------
                    COLLATERALIZED MORTGAGE OBLIGATION - 1.8%
          728,803   Countrywide Alternative Loan Trust,
                       Series 2007-25, Class 1A2
                       6.500%, 11/25/37
                       (Cost $718,280)                                   623,126
                                                                     -----------
                    MORTGAGE-BACKED OBLIGATIONS - 0.8%
      EUR  62,589   Gracechurch Card PLC, Series 2006-A,
                       Class A1 (3)
                       6.815%, 10/15/12                                   90,083
           56,261   Master Asset-Backed Securities NIM
                       Trust, Series 2006-CI23,
                       Class N1 (2) (5) (6)
                       7.250%, 08/25/36                                      141
          160,000   Morgan Stanley Capital I,
                       Series 2003-T11, Class A3
                       4.850%, 06/13/41                                  159,608
           11,014   New Century Home Equity Loan Trust,
                       Series 2003-3, Class M5 (3) (6)
                       8.224%, 07/25/33                                    1,238
           25,829   Park Place Securities,
                       Series 2004-WCW1, Class M8 (3)
                       6.395%, 09/25/34                                   12,507
           47,865   Sharp SP I LLC NIM Trust,
                       Series 2006-HE3N,
                       Class NA (2) (5) (6)
                       6.400%, 06/25/36                                      517
                                                                     -----------
                    TOTAL MORTGAGE-BACKED OBLIGATIONS
                       (Cost $375,968)                                   264,094
                                                                     -----------

     Principal
     Amount (a)                                                         Value $
-----------------                                                    -----------

                    SHORT-TERM INVESTMENT - 4.2%

   1,457,269        JPMorgan Chase Bank, N.A.
                       Time Deposit (Nassau), 1.820%
                       (Cost $1,457,269)                               1,457,269
                                                                     -----------
                    TOTAL INVESTMENTS - 102.9%
                       (Cost $34,798,933)                             35,479,024
                                                                     -----------
                    OTHER ASSETS LESS LIABILITIES - (2.9)%              (987,107)
                                                                     -----------
                    NET ASSETS - 100.0%                              $34,491,917
                                                                     ===========

(a)  Principal amount denominated in U.S. dollars unless otherwise indicated.

(1) Zero Coupon Security - Rate disclosed is the effective yield at time of purchase.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2008, the value of these securities amounted to $258,453, representing 0.7% of the net assets of the Fund.

(3)  Variable Rate Security - Rate disclosed is as of April 30, 2008.

(4) Security, or portion of security, has been pledged as collateral on open derivative positions and mortgage dollar rolls.

(5)  Security considered restricted. (See Note 2 in Notes to Financial
     Statements.)

(6) Security considered illiquid. On April 30, 2008, the value of these securities amounted to $1,896 representing less than 0.1% of the net assets of the Fund.

EGP -- Egyptian Pound
EUR -- Euro
Euribor -- Euro InterBank Offered Rate
FFCB -- Federal Farm Credit Bank
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
GBP -- British Pound Sterling
GNMA -- Government National Mortgage Association
JPY -- Japanese Yen
LIBOR -- London InterBank Offered Rate
LLC -- Limited Liability Company
MXP -- Mexican New Peso
MYR -- Malaysian Ringgit
NIM -- Net Interest Margin
NOK -- Norwegian Krone
PLC -- Public Limited Company
SEK -- Swedish Krona
STIBOR -- Stockholm InterBank Offered Rate
TBA -- To Be Announced
USD -- United States Dollar

   The accompanying notes are an integral part of the financial statements.

SCHRODER STRATEGIC BOND FUND

APRIL 30, 2008 (UNAUDITED)

FUTURES CONTRACTS:
The Fund had the following futures contracts outstanding as of April 30, 2008:

                                NUMBER                            NET UNREALIZED
                                  OF                  EXPIRATION   APPRECIATION
                               CONTRACTS     VALUE       DATE     (DEPRECIATION)
                               ---------  ----------  ----------  --------------
LONG:
   Japan 10 Year Bond              2      $2,618,773    Jun-08      $ (59,003)
   U.S. 10 Year Treasury Note      3         347,438    Jun-08          3,909
   U.S. 5 Year Treasury Note      38       4,255,406    Jun-08        (31,164)
                                                                    ---------
                                                                      (86,258)
SHORT:
   Euro-Bobl                       1         169,937    Jun-08          3,347
   Euro-Schatz                     6         972,694    Jun-08          5,752
   U.S. 10 Year Treasury Note     58       6,717,125    Jun-08        (39,886)
   U.S. 5 Year Treasury Note       7         783,891    Jun-08          2,380
   U.S. Long Bond                  9       1,052,016    Jun-08        (11,644)
                                                                    ---------
                                                                      (40,051)
                                                                    ---------
                                                                    $(126,309)
                                                                    =========


FORWARD FOREIGN CURRENCY CONTRACTS:
The Fund had the following forward foreign currency contracts outstanding at April 30, 2008:

                                                       NET UNREALIZED
SETTLEMENT                                             APPRECIATION
  DATE      CURRENCY TO DELIVER  CURRENCY TO RECEIVE   (DEPRECIATION)
----------  -------------------  -------------------  ---------------
06/13/08      USD    422,000        EUR    269,476      $  (2,101)
06/13/08      USD    240,000        EUR    151,067         (4,607)
06/13/08      USD    170,000        GBP     85,989            441
06/13/08      USD  1,024,324        MXP 11,065,257         25,000
06/13/08      EUR    183,040        USD    280,000         (5,213)
06/13/08      EUR  7,857,647        USD 12,020,000       (223,795)
06/13/08      MXP 11,065,257        USD  1,010,000        (39,323)
06/13/08      SEK 14,681,292        USD  2,390,000        (57,831)
06/13/08      EUR    100,000        USD    157,071          1,251
06/13/08      EUR    100,000        USD    156,482            662
06/13/08      EUR    116,000        USD    181,912          1,161
06/13/08      EUR    100,000        USD    158,231          2,411
06/18/08      NOK  1,905,000        USD    378,577          5,905
06/13/08      EUR     31,000        USD     48,172           (133)
06/13/08      EUR     50,000        USD     77,682           (229)
                                                        ---------
                                                        $(296,401)
                                                        =========

   The accompanying notes are an integral part of the financial statements.

SCHRODER STRATEGIC BOND FUND

APRIL 30, 2008 (UNAUDITED)

A summary of the outstanding Credit Default Swap agreements held by the fund at April 30, 2008 is as follows:

                                                                                                                      NET UNREALIZED
                                                                                           EXPIRATION     NOTIONAL     APPRECIATION
DESCRIPTION                                                                                   DATE         AMOUNT     (DEPRECIATION)
-----------                                                                                ----------    ----------   --------------
Fund pays quarterly 0.12% (0.48% per annum) times notional amount of ACE INA Holdings
   8.875% 8/15/29. Upon a defined credit event the Fund receives notional amount and makes delivery of a defined deliverable obligation. (Counterparty: Credit Suisse
   Group)                                                                                     6/20/13    $  100,000     $   (415)
Fund receives quarterly 0.275% (1.10% per annum) times notional amount of Aviva PLC
   9.50% 6/20/16. Upon a defined credit event the Fund pays notional amount and takes
   receipt of a defined deliverable obligation. (Counterparty: JP Morgan)                     6/20/13    EUR 30,000          669
Fund receives quarterly 0.20% (0.80% per annum) times notional amount of Banco Bilbao
   Vizcaya Argentaria S.A. 4.00% 4/22/13. Upon a defined credit event the Fund pays notional amount and takes receipt of a defined deliverable obligation. (Counterparty:
   Lehman Brothers)                                                                           6/20/13    EUR 30,000          415
Fund receives quarterly 0.15% (0.60% per annum) times notional amount of Banco Santander
   S.A. 5.927% 8/9/13. Upon a defined credit event the Fund pays notional amount and
   takes receipt of a defined deliverable obligation. (Counterparty: JP Morgan)               6/20/13    EUR 30,000          (21)
Fund receives quarterly 0.40% (1.60% per annum) times notional amount of Casino
   Guichard Perrach 6.00% 2/27/12. Upon a defined credit event the Fund pays notional amount and takes receipt of a defined deliverable obligation. (Counterparty:
   JP Morgan)                                                                                 6/20/13    EUR 30,000        1,537
Fund pays quarterly 0.4375% (1.75% per annum) times notional amount of CDX EM
   Index Series 8. Upon a defined credit event the Fund receives notional amount and
   makes delivery of a defined deliverable obligation. (Counterparty: Morgan Stanley)        12/20/12    $  370,000          126
Fund pays quarterly 0.4375% (1.75% per annum) times notional amount of CDX EM Index
   Series 8. Upon a defined credit event the Fund receives notional amount and makes
   delivery of a defined deliverable obligation. (Counterparty: Morgan Stanley)              12/20/12    $  730,000       (9,569)
Fund pays quarterly 0.4375% (1.75% per annum) times notional amount of CDX EM
   Index Series 8. Upon a defined credit event the Fund receives notional amount and
   makes delivery of a defined deliverable obligation. (Counterparty: Morgan Stanley)        12/20/12    $  740,000       (6,716)
Fund pays quarterly 0.6625% (2.65% per annum) times notional amount of CDX EM Index
   Series 9. Upon a defined credit event the Fund receives notional amount and makes
   delivery of a defined deliverable obligation. (Counterparty: Morgan Stanley)               6/20/13    $  160,000       (2,257)
Fund pays quarterly 0.0875% (0.35% per annum) times notional amount of CDX IG
   Index Series 8. Upon a defined credit event the Fund receives notional amount and
   makes delivery of a defined deliverable obligation. (Counterparty: Morgan Stanley)         6/20/12    $  100,000        1,075
Fund pays quarterly 0.13% (0.52% per annum) times notional amount of CenturyTel Inc.
   7.875% 8/15/12. Upon a defined credit event the Fund receives notional amount and makes delivery of a defined deliverable obligation. (Counterparty: Royal Bank of
   Scotland)                                                                                  9/20/12    $  115,000        1,312
Fund pays quarterly 0.39% (1.56% per annum) times notional amount of Ciba Specialty
   Chemicals Holdings 6.50% 4/24/13. Upon a defined credit event the Fund receives notional amount and makes delivery of a defined deliverable obligation.
   (Counterparty: JP Morgan)                                                                  6/20/13    EUR 30,000        1,088
Fund pays quarterly 0.20% (0.80% per annum) times notional amount of Deutsche Bank AG
   5.50% 5/18/11. Upon a defined credit event the Fund receives notional amount and
   makes delivery of a defined deliverable obligation. (Counterparty: JP Morgan)              6/20/13    EUR 30,000         (528)
Fund pays quarterly 0.60% (2.40% per annum) times notional amount of DSG International
   PLC 6.125% 11/15/12. Upon a defined credit event the Fund receives notional amount
   and makes delivery of a defined deliverable obligation. (Counterparty: JP Morgan)          6/20/13    EUR 30,000        2,178
Fund pays quarterly 0.11% (0.44% per annum) times notional amount of Electricite de
   France 5.625% 2/21/33. Upon a defined credit event the Fund receives notional amount
   and makes delivery of a defined deliverable obligation. (Counterparty: JP Morgan)          6/20/13    EUR 30,000         (151)
Fund pays quarterly 0.315% (1.26% per annum) times notional amount of Electrolux AB
   6.00% 4/7/16. Upon a defined credit event the Fund receives notional amount and makes
   delivery of a defined deliverable obligation. (Counterparty: Morgan Stanley)               6/20/13    EUR 30,000         (441)
Fund pays semi-annually 0.87% (1.74% per annum) times notional amount of Federal
   Republic of Brazil 12.25% 3/6/30. Upon a defined credit event the Fund receives notional amount and makes delivery of a defined deliverable obligation.
   (Counterparty: Morgan Stanley)                                                             3/20/13    $  370,000      (11,497)
Fund pays semi-annually 0.725% (1.45% per annum) times notional amount of
   Federal Republic of Brazil 12.25% 3/6/30. Upon a defined credit event the Fund receives notional amount and makes delivery of a defined deliverable obligation.
   (Counterparty: Morgan Stanley)                                                             4/20/13    $   90,000       (1,495)
Fund receives quarterly payment of 1.5625% (6.25% per annum) times notional amount of
   Ford Motor Company 6.50% 8/1/18. Upon a defined credit event the Fund pays notional amount and takes receipt of a defined deliverable obligation. (Counterparty: JP
   Morgan)                                                                                    9/20/08    $  100,000        1,165

The accompanying notes are an integral part of the financial statements.

SCHRODER STRATEGIC BOND FUND

APRIL 30, 2008 (UNAUDITED)

                                                                                                                      NET UNREALIZED
                                                                                           EXPIRATION     NOTIONAL     APPRECIATION
DESCRIPTION                                                                                   DATE         AMOUNT     (DEPRECIATION)
-----------                                                                                ----------    ----------   --------------
Fund receives quarterly 1.0375% (4.15% per annum) times notional amount of General
   Motors Corp. 7.125% 7/15/13. Upon a defined credit event the Fund pays notional amount and takes receipt of a defined deliverable obligation. (Counterparty:
   Lehman Brothers)                                                                           9/20/08    $  150,000     $   (995)
Fund receives quarterly 0.325% (1.30% per annum) times notional amount of Imperial
   Tobacco Group PLC 6.25% 12/4/18. Upon a defined credit event the Fund pays notional amount and takes receipt of a defined deliverable obligation. (Counterparty:
   JP Morgan)                                                                                 6/20/13    EUR 30,000         (131)
Fund receives quarterly 0.155% (0.62% per annum) times notional amount of Linde AG
   5.875% 4/24/23. Upon a defined credit event the Fund pays notional amount and takes
   receipt of a defined deliverable obligation. (Counterparty: JP Morgan)                     6/20/13    EUR 30,000          524
Fund pays quarterly 1.045% (4.18% per annum) times notional amount of Liz Claiborne, Inc.
   5.00% 7/8/13. Upon a defined credit event the Fund receives notional amount and makes
   delivery of a defined deliverable obligation. (Counterparty: UBS)                         12/20/13    $  100,000       (4,788)
Fund pays quarterly 0.7575% (3.03% per annum) times notional amount of Macy's Retail
   Holdings Inc. 6.625% 4/1/11. Upon a defined credit event the Fund receives notional
   amount and makes delivery of a defined deliverable obligation. (Counterparty: UBS)        12/20/13    $  100,000       (2,769)
Fund pays quarterly 0.4925% (1.97% per annum) times notional amount of Marks & Spencer
   PLC 6.375% 11/7/11. Upon a defined credit event the Fund receives notional amount and
   makes delivery of a defined deliverable obligation. (Counterparty: JP Morgan)              6/20/13    EUR 30,000       (1,098)
Fund pays quarterly 0.515% (2.06% per annum) times notional amount of MeadWestvaco
   Corp. 6.85% 4/1/12. Upon a defined credit event the Fund receives notional amount and
   makes delivery of a defined deliverable obligation. (Counterparty: Goldman Sachs)         12/20/13    $  100,000       (1,738)
Fund receives quarterly 0.175% (0.70% per annum) times notional amount of Munich Re
   1% 11/1/11. Upon a defined credit event the Fund pays notional amount and takes
   receipt of a defined deliverable obligation. (Counterparty: JP Morgan)                     6/20/13    EUR 30,000         (323)
Fund receives quarterly 0.7875% (3.15% per annum) times notional amount of Nordic
   Telephone Company Holdings 8.25% 5/1/16. Upon a defined credit event the Fund pays notional amount and takes receipt of a defined deliverable obligation. (Counterparty:
   Lehman Brothers)                                                                           9/20/12    EUR 35,000         (352)
Fund receives quarterly 1.2625% (5.05% per annum) times notional amount of Nordic
   Telephone Company Holdings 8.25% 5/1/16. Upon a defined credit event the Fund pays notional amount and takes receipt of a defined deliverable obligation. (Counterparty:
   JP Morgan)                                                                                 6/20/13    EUR 30,000        2,810
Fund pays quarterly 0.275% (1.10% per annum) times notional amount of Portugal
   Telecom 3.75% 3/26/12. Upon a defined credit event the Fund receives notional amount
   and makes delivery of a defined deliverable obligation. (Counterparty: JP Morgan)          6/20/13    EUR 30,000         (306)
Fund pays quarterly 0.30% (1.20% per annum) times notional amount of Renault 4.625%
   5/28/10. Upon a defined credit event the Fund receives notional amount and makes
   delivery of a defined deliverable obligation. (Counterparty: JP Morgan)                    6/20/13    EUR 30,000         (246)
Fund pays quarterly 0.63% (2.52% per annum) times notional amount of Republic of
   Indonesia 6.75% 3/10/14. Upon a defined credit event the Fund receives notional amount and makes delivery of a defined deliverable obligation.
   (Counterparty: JP Morgan)                                                                  6/20/13    $   70,000         (796)
Fund pays semi-annually 0.81% (1.62% per annum) times notional amount of Republic of
   Panama 8.875% 9/30/27. Upon a defined credit event the Fund receives notional amount
   and makes delivery of a defined deliverable obligation. (Counterparty: Morgan Stanley)     4/20/13    $   90,000       (1,248)
Fund pays semi-annually 0.64% (1.28% per annum) times notional amount of Republic of
   Peru 8.75% 11/21/33. Upon a defined credit event the Fund receives notional amount
   and makes delivery of a defined deliverable obligation. (Counterparty: Morgan Stanley)     4/20/13    $   90,000         (909)
Fund pays semi-annually 0.77% (1.54% per annum) times notional amount of Republic of
   Peru 8.75% 11/21/33. Upon a defined credit event the Fund receives notional amount
   and makes delivery of a defined deliverable obligation. (Counterparty: Morgan Stanley)     4/20/13    $  180,000       (4,020)
Fund pays quarterly 0.5625% (2.25% per annum) times notional amount of Republic of
   Philippines 10.625% 3/16/25. Upon a defined credit event the Fund receives notional amount and makes delivery of a defined deliverable obligation. (Counterparty:
   JP Morgan)                                                                                 6/20/13    $   70,000         (965)
Fund receives semi-annually 0.835% (1.67% per annum) times notional amount of Republic of South Africa 6.50% 6/2/14. Upon a defined credit event the Fund pays notional amount and takes receipt of a defined deliverable obligation. (Counterparty: Morgan
   Stanley)                                                                                   4/20/13    $  350,000        5,389
Fund pays semi-annually 1.43% (2.86% per annum) times notional amount of Republic of
   Turkey 11.875% 1/15/30. Upon a defined credit event the Fund receives notional amount
   and makes delivery of a defined deliverable obligation. (Counterparty: JP Morgan)          4/20/13    $   70,000       (1,522)

The accompanying notes are an integral part of the financial statements.

SCHRODER STRATEGIC BOND FUND

APRIL 30, 2008 (UNAUDITED)

                                                                                                                      NET UNREALIZED
                                                                                           EXPIRATION     NOTIONAL     APPRECIATION
DESCRIPTION                                                                                   DATE         AMOUNT     (DEPRECIATION)
-----------                                                                                ----------    ----------   --------------
Fund receives quarterly 0.17% (0.68% per annum) times notional amount of Reynolds
   American Inc. 7.625% 6/1/16. Upon a defined credit event the Fund pays notional amount and takes receipt of a defined deliverable obligation. (Counterparty: Morgan
   Stanley)                                                                                   6/20/12    $   75,000     $   (208)
Fund receives semi-annually 0.64% (1.28% per annum) times notional amount of Russian
   Federation 7.50% 3/31/30. Upon a defined credit event the Fund pays notional amount
   and takes receipt of a defined deliverable obligation. (Counterparty: Morgan Stanley)      4/20/13    $  350,000        4,505
Fund pays quarterly 0.1225% (0.49% per annum) times notional amount of RWE AG
   6.125% 10/26/12. Upon a defined credit event the Fund receives notional amount and
   makes delivery of a defined deliverable obligation. (Counterparty: JP Morgan)              6/20/13    EUR 30,000          (30)
Fund pays quarterly 0.6825% (2.73% per annum) times notional amount of Starwood
   Hotels & Resorts Worldwide, Inc. 7.875% 5/1/12. Upon a defined credit event the
   Fund receives notional amount and makes delivery of a defined deliverable obligation.
   (Counterparty: UBS)                                                                       12/20/13    $  100,000       (6,310)
Fund pays quarterly 0.22% (0.88% per annum) times notional amount of STMicroelectronics
   5.006% 3/17/13. Upon a defined credit event the Fund receives notional amount and
   makes delivery of a defined deliverable obligation. (Counterparty: Morgan Stanley)         6/20/13    EUR 30,000         (214)
Fund receives quarterly 0.2475% (0.99% per annum) times notional amount of Telecom
   Italia SpA 5.375% 1/29/19. Upon a defined credit event the Fund pays notional amount
   and takes receipt of a defined deliverable obligation. (Counterparty: JP Morgan)           6/20/13    EUR 30,000       (1,138)
Fund pays quarterly 0.8325% (3.33% per annum) times notional amount of Temple-Inland
   Inc. 5.875% 5/1/12. Upon a defined credit event the Fund receives notional amount and makes delivery of a defined deliverable obligation. (Counterparty:
   Goldman Sachs)                                                                            12/20/13    $  100,000       (1,546)
Fund pays semi-annually 1.435% (2.87% per annum) times notional amount of Ukraine
   Government 7.65% 6/11/13. Upon a defined credit event the Fund receives notional amount and makes delivery of a defined deliverable obligation. (Counterparty: Morgan
   Stanley)                                                                                   2/20/13    $  740,000      (10,544)
Fund pays semi-annually 1.375% (2.75% per annum) times notional amount of Ukraine
   Government 7.65% 6/11/13. Upon a defined credit event the Fund receives notional amount and makes delivery of a defined deliverable obligation. (Counterparty: JP
   Morgan)                                                                                    4/20/13    $   70,000         (264)
Fund receives semi-annually 0.7275% (1.455% per annum) times notional amount of United
   Mexican States 7.50% 4/8/33. Upon a defined credit event the Fund pays notional amount and takes receipt of a defined deliverable obligation. (Counterparty: Morgan
   Stanley)                                                                                   3/20/13    $  370,000       11,170
Fund receives semi-annually 0.62% (1.24% per annum) times notional amount of United
   Mexican States 7.50% 4/8/33. Upon a defined credit event the Fund pays notional amount and takes receipt of a defined deliverable obligation. (Counterparty: Morgan
   Stanley)                                                                                   4/20/13    $  180,000        3,501
Fund receives semi-annually 0.52% (1.04% per annum) times notional amount of United
   Mexican States 7.50% 4/8/33. Upon a defined credit event the Fund pays notional amount and takes receipt of a defined deliverable obligation. (Counterparty: JP
   Morgan)                                                                                    4/20/13    $  350,000        3,489
Fund receives quarterly 0.9375% (3.75% per annum) times notional amount of Univision
   Communications Inc. 7.85% 7/15/11. Upon a defined credit event the Fund pays notional amount and takes receipt of a defined deliverable obligation. (Counterparty: Lehman
   Brothers)                                                                                  9/20/08    $  150,000       (4,053)
Fund pays quarterly 0.4225% (1.69% per annum) times notional amount of Valeo 2.375%
   1/1/11. Upon a defined credit event the Fund receives notional amount and makes
   delivery of a defined deliverable obligation. (Counterparty: JP Morgan)                    6/20/13    EUR 30,000          309
Fund receives quarterly 0.10% (0.40% per annum) times notional amount of Vattenfall AB
   6.00% 3/31/10. Upon a defined credit event the Fund pays notional amount and takes
   receipt of a defined deliverable obligation. (Counterparty: JP Morgan)                     6/20/13    EUR 30,000          110
Fund pays quarterly 0.2125% (0.85% per annum) times notional amount of Veolia
   Environnement 5.875% 2/1/12. Upon a defined credit event the Fund receives notional amount and makes delivery of a defined deliverable obligation. (Counterparty: JP
   Morgan)                                                                                    6/20/13    EUR 30,000         (723)
Fund pays quarterly 0.175% (0.70% per annum) times notional amount of Volvo AB 5.375%
   1/26/10. Upon a defined credit event the Fund receives notional amount and makes
   delivery of a defined deliverable obligation. (Counterparty: JP Morgan)                    6/20/13    EUR 30,000         (187)
Fund pays quarterly 0.125% (0.50% per annum) times notional amount of Walt Disney
   Company 5.625% 9/15/16. Upon a defined credit event the Fund receives notional amount
   and makes delivery of a defined deliverable obligation. (Counterparty: JP Morgan)          9/20/13    $  100,000         (962)
Fund receives quarterly 0.225% (0.90% per annum) times notional amount of Zurich
   Insurance Co. 4.50% 9/17/14. Upon a defined credit event the Fund pays notional amount and takes receipt of a defined deliverable obligation. (Counterparty: JP
   Morgan)                                                                                    6/20/13    EUR 30,000          470
                                                                                                                        --------
                                                                                                                        $(39,633)
                                                                                                                        ========

The accompanying notes are an integral part of the financial statements.

SCHRODER STRATEGIC BOND FUND

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2008 (UNAUDITED)

A summary of the outstanding Interest Rate Swap agreements held by the fund at April 30, 2008 is as follows:

                                                                                                                  NET UNREALIZED
                                                                                   EXPIRATION       NOTIONAL       APPRECIATION
DESCRIPTION                                                                           DATE           AMOUNT       (DEPRECIATION)
-----------                                                                        ----------    --------------   --------------
Receive fixed rate of 4.3425% and pay floating rate based on 6-month EUR EURIBOR.
   (Counterparty: Lehman Brothers)                                                   11/29/09    EUR 17,160,000      $(135,992)
Receive fixed rate of 4.241% and pay floating rate based on 6-moth EUR EURIBOR.
   (Counterparty: Lehman Brothers)                                                    4/16/10    EUR  4,055,000        (29,552)
Receive fixed rate of 4.545% and pay floating rate based on 6-moth EUR EURIBOR.
   (Counterparty: Lehman Brothers)                                                    4/23/10    EUR 17,280,000         22,111
Receive fixed rate of 4.4375% and pay floating rate based on 6-moth EUR EURIBOR.
   (Counterparty: Lehman Brothers)                                                    4/25/13    EUR    201,000            370
Receive floating rate based on 6-month EUR EURIBOR and pay fixed rate of 4.527%.
   (Counterparty: Lehman Brothers)                                                   11/29/17    EUR  3,180,000         23,420
Receive floating rate based on 6-moth EUR EURIBOR and pay fixed rate of 4.611%.
   (Counterparty: Lehman Brothers)                                                    4/23/18    EUR  1,050,000         (1,894)
Receive fixed rate of 5.065% and pay floating rate based on 6-month GBP LIBOR.
   (Counterparty: Royal Bank of Scotland)                                             2/26/10    GBP  6,680,000        (66,243)
Receive fixed rate of 5.065% and pay floating rate based on 6-month GBP LIBOR.
   (Counterparty: JP Morgan)                                                          3/20/10    GBP  6,430,000        (83,075)
Receive floating rate based on 6-month GBP LIBOR and pay fixed rate of 5.30%.
   (Counterparty: Lehman Brothers)                                                    4/23/13    GBP    324,000            649
Receive floating rate based on 6-month JPY LIBOR and pay fixed rate of 1.22%.
   (Counterparty: Lehman Brothers)                                                    4/25/13    JPY150,000,000          5,971
Receive fixed rate of 4.65% and pay floating rate based on 3-month SEK STIBOR.
   (Counterparty: JP Morgan)                                                         11/06/09    SEK 34,140,000         53,613
Receive fixed rate of 4.53% and pay floating rate based on 3-month SEK STIBOR.
   (Counterparty: JP Morgan)                                                          1/14/10    SEK 44,320,000         48,527
Receive floating rate based on 3-month SEK STIBOR and pay fixed rate of 4.8225%.
   (Counterparty: JP Morgan)                                                         11/06/17    SEK  7,330,000        (17,580)
Receive floating rate based on 3-month SEK STIBOR and pay fixed rate of 4.77%.
   (Counterparty: JP Morgan)                                                          1/14/18    SEK  7,950,000        (11,711)
Receive fixed rate of 2.585% and pay floating rate based on 3-month USD LIBOR.
   (Counterparty: Lehman Brothers)                                                    1/25/10    $   32,930,000        (81,530)
Receive fixed rate of 2.34% and pay floating rate based on 3-month USD LIBOR.
   (Counterparty: Lehman Brothers)                                                    3/26/10    $      620,000         (9,178)
Receive fixed rate of 3.7725% and pay floating rate based on 3-month USD LIBOR.
   (Counterparty: Lehman Brothers)                                                    4/25/13    $    1,780,000         (2,970)
Receive floating rate based on 3-month USD LIBOR and pay fixed rate of 4.00%.
   (Counterparty: Lehman Brothers)                                                    1/25/18    $    7,000,000        129,554
                                                                                                                     ---------
                                                                                                                     $(155,510)
                                                                                                                     =========

The accompanying notes are an integral part of the financial statements.

SCHRODER MULTI-ASSET GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS
APRIL 30, 2008 (UNAUDITED)

   Shares                                                             Value $
------------                                                       -------------
               EQUITIES - 24.5%
               DOMESTIC EQUITY - 11.3%
     310,225   Schroder U.S. Small and Mid Cap Opportunities
                  Fund +                                               3,390,762
                                                                   -------------
               INTERNATIONAL EQUITIES - 13.2%
      49,689   AllianceBernstein Global Research Growth Fund             829,317
       2,048   iShares MSCI EAFE Index Fund                              155,259
       2,161   iShares MSCI Pacific ex-Japan Index Fund                  315,722
      64,549   Schroder Emerging Market Equity Fund +                    893,355
      74,562   Schroder International Alpha Fund +                       877,596
      89,579   Schroder International Diversified Value Fund +           904,749
                                                                   -------------
                                                                       3,975,998
               TOTAL EQUITIES
                  (Cost $7,437,904)                                    7,366,760
                                                                   -------------
               FIXED INCOME - 26.8%
               HIGH YIELD BONDS - 13.7%
     417,661   Goldman Sachs High Yield Fund                           3,111,575
      98,985   Schroder Strategic Bond Fund +                            999,748
                                                                   -------------
                                                                       4,111,323
                                                                   -------------
               EMERGING MARKET BONDS - 13.1%
     243,943   PIMCO Developing Local Markets Fund                     2,663,861
      81,172   PIMCO Emerging Markets Bond Fund                          875,849
      15,469   PowerShares Emerging Markets
                  Sovereign Debt Portfolio                               398,172
                                                                   -------------
                                                                       3,937,882
                                                                   -------------
               TOTAL FIXED INCOME
                  (Cost $8,033,203)                                    8,049,205
                                                                   -------------
               COMMODITIES - 10.3%
       8,310   iPath Dow Jones-AIG Commodity Index Total Return
                  ETN (1)                                                532,920
     137,361   PIMCO Commodity RealReturn Strategy Fund                2,561,792
                                                                   -------------
               TOTAL COMMODITIES
                  (Cost $2,814,609)                                    3,094,712
                                                                   -------------
               REAL ESTATE - 8.9%
      12,414   iShares Dow Jones U.S. Real Estate Index Fund             855,076
      38,592   iShares S&P World ex-U.S. Property Index Fund           1,808,807
                                                                   -------------
               TOTAL REAL ESTATE
                  (Cost $2,549,100)                                    2,663,883
                                                                   -------------

   Shares                                                             Value $
------------                                                       -------------
               ABSOLUTE RETURN - 6.4%
      39,753   Highbridge Statistical Market Neutral Class A
                                                                         622,536
     101,657   Janus Advisor Long/Short Fund                           1,293,075
                                                                   -------------
               TOTAL ABSOLUTE RETURN
                  (Cost $1,927,961)                                    1,915,611
                                                                   -------------
               INFRASTRUCTURE - 2.1%
     260,710   HSBC Infrastructure                                       645,270
                                                                   -------------
               TOTAL INFRASTRUCTURE
                  (Cost $590,776)                                        645,270
                                                                   -------------
               PRIVATE EQUITY -- 1.8%
      10,737   PowerShares International Listed Private Equity
                  Portfolio                                              242,227
      14,724   PowerShares Listed Private Equity Portfolio               298,750
                                                                   -------------
               TOTAL PRIVATE EQUITY
                  (Cost $561,457)                                        540,977
                                                                   -------------

  Principal
   Amount $
------------
               SHORT-TERM
               INVESTMENT - 18.2%
   5,476,963   JPMorgan Chase Bank, N.A.
                  Time Deposit (Nassau), 1.820%
                  (Cost $5,476,963)                                    5,476,963
                                                                   -------------
               TOTAL INVESTMENTS - 99.0%
                  (Cost $29,391,973)                                  29,753,381
                                                                   -------------
               OTHER ASSETS LESS
                  LIABILITIES - 1.0%                                     299,675
                                                                   -------------
               NET ASSETS - 100.0%                                 $  30,053,056
                                                                   =============

+ Investment in affiliated security. (See Note 2 in Notes to Financial Statements.)

(1)  Non-income producing security.

ETN -- Exchange Traded Notes
EUR -- Euro
GBP -- British Pound Sterling
LIBOR -- London InterBank Offered Rate
USD -- United States Dollar

The accompanying notes are an integral part of the financial statements.

SCHRODER MULTI-ASSET GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2008 (UNAUDITED)

FUTURES CONTRACTS:

The Fund had the following futures contracts outstanding as of April 30, 2008:

                     NUMBER
                      OF                    EXPIRATION   NET UNREALIZED
                   CONTRACTS      VALUE        DATE       APPRECIATION
                   ---------   ----------   ----------   --------------
LONG:
   DJ Euro Stoxx       41      $2,407,397     June-08       $22,915
   Hang Seng            2         330,228      May-08         1,877
   S&P 500 Index        3       1,039,500     June-08        23,465
   Topix Index          3         390,364     June-08         5,994
                                                            -------
                                                            $54,251
                                                            =======

FORWARD FOREIGN CURRENCY CONTRACTS:

The Fund had the following forward foreign currency contracts outstanding at April 30, 2008:

                                                         NET UNREALIZED
SETTLEMENT                                                APPRECIATION
DATE         CURRENCY TO DELIVER   CURRENCY TO RECEIVE   (DEPRECIATION)
----------   -------------------   -------------------   --------------
7/25/08          EUR 300,000          USD   466,503          $    67
7/25/08          GBP 625,000          USD 1,231,869           (2,840)
                                                             -------
                                                             $(2,773)
                                                             =======

A summary of the outstanding Total Return Swap agreements held by the Fund at April 30, 2008 is as follows:

                                                                                     NET UNREALIZED
                                                           EXPIRATION    NOTIONAL     APPRECIATION
DESCRIPTION                                                   DATE        AMOUNT     (DEPRECIATION)
--------------------------------------------------------   ----------   ----------   --------------
Fund receives semi-annually the return of the S&P 500
   Total Return Index based on notional amount. The Fund
   pays quarterly USD LIBOR times notional amount.
   (Counterparty: JP Morgan).                               12/26/08    $3,000,534     $(141,591)
Fund pays semi-annually the return of the Russell 2000
   Total Return Index based on notional amount. The Fund
   receives quarterly USD LIBOR less 140 basis points
   times notional amount. (Counterparty: JP Morgan).        12/26/08    $3,001,608       190,746
                                                                                       ---------
                                                                                       $  49,155
                                                                                       =========

The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2008 (UNAUDITED)

                                                                           INTERNATIONAL    EMERGING
                                                           INTERNATIONAL    DIVERSIFIED      MARKET           U.S.
                                                               ALPHA           VALUE         EQUITY      OPPORTUNITIES
                                                               FUND            FUND           FUND            FUND
                                                           -------------   -------------   -----------   -------------
ASSETS
   Investments in securities, at value -- Note 2 .......    $52,272,021     $12,891,755    $31,589,759    $254,843,355
   Foreign Currency ....................................             --          76,756          2,484              --
   Receivable for Fund shares sold .....................          3,600              --             --         289,480
   Initial margin for futures contracts ................             --              --             --              --
   Variation margin receivable .........................             --              --             --              --
   Dividends and tax reclaims receivable ...............        265,173         106,839         44,045         129,468
   Interest receivable .................................          1,411           1,233          2,446          34,091
   Receivable for securities sold ......................             --         119,612        450,047       2,297,672
   Appreciated swap contracts, at value -- Note 2 ......             --              --             --              --
   Unrealized appreciation on spot contracts ...........          1,535             217             87              --
   Unrealized appreciation on forward contracts ........             --              --             --              --
   Prepaid expenses ....................................         54,850          29,763         16,217              --
   Due from Investment Advisor -- Note 3 ...............             --          11,802             --              --
                                                            -----------     -----------    -----------    ------------
         TOTAL ASSETS ..................................     52,598,590      13,237,977     32,105,085     257,594,066
LIABILITIES
   Foreign taxes payable ...............................             --             785         51,307              --
   Variation margin payable ............................             --              --             --              --
   Income distributions payable ........................             --              --             --              --
   Depreciated swap contracts, at value -- Note 2 ......             --              --             --              --
   Unrealized depreciation on spot contracts ...........             --             282             22              --
   Unrealized depreciation on forward contracts ........             --              --             --              --
   Payable for securities purchased ....................        459,251         130,314        369,704         511,682
   Payable for Fund shares redeemed ....................             --              --             --          73,604
   Investment Advisory fees payable -- Note 3 ..........         25,331              --         17,725         205,687
   Sub-administration fees payable -- Note 3 ...........          4,427           1,113          2,604          21,796
   Trustees' fees payable -- Note 5 ....................          1,698           1,440          1,552           3,062
   Distribution fees payable -- Note 3 .................          5,132             282            507           1,042
   Accrued expenses and other liabilities ..............         70,285          99,229         92,994           6,037
                                                            -----------     -----------    -----------    ------------
         TOTAL LIABILITIES .............................        566,124         233,445        536,415         822,910
                                                            -----------     -----------    -----------    ------------
      NET ASSETS .......................................    $52,032,466     $13,004,532    $31,568,670    $256,771,156
                                                            ===========     ===========    ===========    ============
NET ASSETS
   Capital paid-in .....................................    $54,756,733     $13,013,220    $25,927,679    $231,406,808
   Undistributed (accumulated net investment loss/
      distributions in excess of) net investment
      income ...........................................       (222,977)          8,061       (184,522)       (218,483)
   Accumulated net realized gain (loss) on investments,
      futures, swap contracts and foreign
      currency transactions ............................     (3,349,392)        340,102      2,127,963       8,632,277
   Accumulated foreign capital gains tax on
      appreciated securities ...........................             --            (785)       (51,307)             --
   Net unrealized appreciation (depreciation)
      on investments ...................................        844,304        (356,949)     3,748,729      16,950,554
   Net unrealized appreciation (depreciation) on futures             --              --             --              --
   Net unrealized depreciation on swap contracts .......             --              --             --              --
   Net unrealized appreciation (depreciation) on
      foreign currency translations ....................          3,798             883            128              --
                                                            -----------     -----------    -----------    ------------
      NET ASSETS .......................................    $52,032,466     $13,004,532    $31,568,670    $256,771,156
                                                            ===========     ===========    ===========    ============
Investor Shares:
   Net assets ..........................................    $25,638,269     $11,640,142    $28,554,301    $251,949,572
   Total shares outstanding at end of period ...........      2,179,113       1,152,828      2,062,648      11,933,752
   Net asset value, offering and redemption price
      per share (net assets / shares outstanding) ......    $     11.77     $     10.10    $     13.84    $      21.11
Advisor Shares:
   Net assets ..........................................    $26,394,197     $ 1,364,390    $ 3,014,369    $  4,821,584
   Total shares outstanding at end of period ...........      2,247,558         135,302        218,183         229,190
   Net asset value, offering and redemption price
      per share (net assets / shares outstanding) ......    $     11.74     $     10.08    $     13.82    $      21.04
Cost of securities .....................................    $51,427,717     $13,248,704    $27,841,030    $237,892,801
Cost of foreign currency ...............................    $        --     $    76,015    $     2,283    $         --
Proceeds received for swap contracts ...................    $        --     $        --    $        --    $         --

The accompanying notes are an integral part of the financial statements.

  U.S. SMALL        NORTH                                     SHORT-TERM
 AND MID CAP      AMERICAN     TOTAL RETURN     MUNICIPAL      MUNICIPAL     STRATEGIC
OPPORTUNITIES      EQUITY      FIXED INCOME       BOND           BOND          BOND
    FUND            FUND           FUND           FUND           FUND          FUND
-------------   ------------   ------------   ------------   ------------   -----------

 $13,432,091    $692,410,580    $80,754,873   $649,446,030   $176,641,073   $35,479,024
          --              --             --             --             --       790,337
          --              --        231,637      3,680,851      1,028,691            --
          --         108,000        379,469             --             --       105,865
          --              --         33,394             --             --            --
       2,626         709,630             --             --             --            --
       1,629           4,324        326,935      8,431,580      2,491,981       461,176
      55,400      13,188,554      6,318,003      7,038,250        447,544     1,933,500
          --              --             --             --             --    16,860,870
          --              --             --             --             --           390
          --              --             --             --             --        36,831
      34,969          85,020         53,683        135,346         84,015        43,202
       2,369              --          4,727             --             --            --
 -----------    ------------    -----------   ------------   ------------   -----------
  13,529,084     706,506,108     88,102,721    668,732,057    180,693,304    55,711,195

          --              --             --             --             --            --
          --           7,950             --             --             --         8,822
          --              --        231,545      2,182,160        574,553            --
          --              --             --             --             --    17,009,044
          --             129             --             --             --            15
          --              --             --             --             --       333,232
          --      11,410,626     12,339,824      1,016,680             --     3,767,789
          --       1,680,936             --      2,128,948        800,781            --
          --         140,998             --        188,162         34,145         1,401
       1,132           7,332          6,540         57,434         15,712         3,048
       1,439           5,848          1,924          5,824          2,946         1,582
          80              37            202          4,310          1,397           268
      54,781         150,712         69,817        136,789         86,546        94,077
 -----------    ------------    -----------   ------------   ------------   -----------
      57,432      13,404,568     12,649,852      5,720,307      1,516,080    21,219,278
 -----------    ------------    -----------   ------------   ------------   -----------
 $13,471,652    $693,101,540    $75,452,869   $663,011,750   $179,177,224   $34,491,917
 ===========    ============    ===========   ============   ============   ===========

 $12,720,813    $657,404,333    $73,969,822   $698,212,809   $189,019,003   $34,329,409

     (35,633)      3,542,053        (23,999)       649,333        469,946       221,039


     241,363       4,182,317      1,820,751       (164,241)    (1,412,990)     (126,951)

          --              --             --             --             --            --

     545,109      27,912,338        165,210    (35,686,151)    (8,898,735)      680,091

          --          61,205       (480,739)            --             --      (126,309)

          --              --             --             --             --      (195,143)

          --            (706)         1,824             --             --      (290,219)
 -----------    ------------    -----------   ------------   ------------   -----------
 $13,471,652    $693,101,540    $75,452,869   $663,011,750   $179,177,224   $34,491,917
 ===========    ============    ===========   ============   ============   ===========

 $13,053,135    $692,966,388    $74,497,368   $646,561,867   $172,902,009   $33,234,082
   1,193,984      65,680,582      7,469,190     68,033,687     18,152,060     3,289,013

 $     10.93    $      10.55    $      9.97   $       9.50   $       9.53   $     10.10

 $   418,517    $    135,152    $   955,501   $ 16,449,883   $  6,275,215   $ 1,257,835
      38,451          12,827         95,782      1,731,734        658,857       124,471

 $     10.88    $      10.54    $      9.98   $       9.50   $       9.52   $     10.11
 $12,886,982    $664,498,242    $80,589,663   $685,132,181   $185,539,808   $34,798,933
 $        --    $         --    $        --   $         --   $         --   $   794,865
 $        --    $         --    $        --   $         --   $         --   $    46,969

The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2008 (UNAUDITED)

                                                                     MULTI-ASSET
                                                                        GROWTH
                                                                      PORTFOLIO
                                                                     -----------
ASSETS
   Investments in securities, at value -- Note 2 .................   $22,687,171
   Investments in affiliated securities, at value -- Note 2 ......     7,066,210
   Initial margin for futures contracts ..........................       285,806
   Appreciated swap contracts, at value - Note 2 .................       190,746
   Dividends receivable ..........................................        48,499
   Deferred offering costs -- Note 2 .............................        25,305
   Variation margin receivable ...................................        12,599
   Interest receivable ...........................................         7,133
   Unrealized appreciation on forward contracts ..................            67
                                                                     -----------
         TOTAL ASSETS ............................................    30,323,536
                                                                     -----------
LIABILITIES
   Depreciated swap contracts, at value - Note 2 .................       141,591
   Payable for securities purchased ..............................        39,618
   Investment Advisory fees payable -- Note 3 ....................           205
   Distribution fees payable, A Shares ...........................         4,944
   Distribution fees payable, Advisor Shares .....................           728
   Distribution fees payable, R Shares ...........................           198
   Unrealized depreciation on forward contracts ..................         2,840
   Sub-administration fees payable -- Note 3 .....................         2,582
   Trustees' fees payable -- Note 5 ..............................         2,132
   Accrued expenses and other liabilities ........................        75,642
                                                                     -----------
         TOTAL LIABILITIES .......................................       270,480
                                                                     -----------
      NET ASSETS .................................................   $30,053,056
                                                                     ===========
NET ASSETS
   Capital paid-in ...............................................   $29,800,000
   Undistributed net investment income ...........................       224,578
   Accumulated net realized loss on investments ..................      (436,560)
   Net unrealized appreciation on investments ....................       361,408
   Net unrealized appreciation on futures ........................        54,251
   Net unrealized appreciation on swap contracts .................        49,155
   Net unrealized appreciation on foreign currency translations ..           224
                                                                     -----------
      NET ASSETS .................................................   $30,053,056
                                                                     ===========
Investor Shares:
   Net assets ....................................................   $   504,701
   Total shares outstanding at end of period .....................        50,000
   Net asset value, offering and redemption price per share
      (net assets / shares outstanding) ..........................   $     10.09
A Shares:
   Net assets ....................................................   $25,212,275
   Total shares outstanding at end of period .....................     2,500,000
   Net asset value, offering and redemption price per share
      (net assets / shares outstanding) ..........................   $     10.08
   Maximum offering price per share
      (A Shares NAV / 95.5%) .....................................   $     10.55
Advisor Shares:
   Net assets ....................................................   $ 3,832,289
   Total shares outstanding at end of period .....................       380,000
   Net asset value, offering and redemption price per share
      (net assets / shares outstanding) ..........................   $     10.08
R Shares:
   Net assets ....................................................   $   503,791
   Total shares outstanding at end of period .....................        50,000
   Net asset value, offering and redemption price per share
      (net assets / shares outstanding) ..........................   $     10.08
Cost of securities ...............................................   $22,225,937
Cost of affiliated securities ....................................   $ 7,166,036


The accompanying notes are an integral part of the financial statements.

                      This page intentionally left blank.

SCHRODER MUTUAL FUNDS

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED APRIL 30, 2008 (UNAUDITED)

                                                                              INTERNATIONAL     EMERGING
                                                              INTERNATIONAL    DIVERSIFIED       MARKET
                                                                  ALPHA           VALUE          EQUITY
                                                                   FUND            FUND           FUND
                                                              -------------   -------------   -----------
INVESTMENT INCOME
   Dividend income ........................................    $   594,277     $   308,655    $   237,073
   Interest income ........................................         12,552           3,254         11,682
   Foreign taxes withheld .................................        (51,182)        (29,083)       (17,884)
                                                               -----------     -----------    -----------
         TOTAL INCOME .....................................        555,647         282,826        230,871
                                                               -----------     -----------    -----------
EXPENSES
   Investment Advisory fees -- Note 3 .....................        248,106          62,637        133,447
   Distribution fees, A Shares ............................             --              --             --
   Distribution fees, Advisor Shares -- Note 3 ............         31,670           1,771          2,697
   Distribution fees, R Shares ............................             --              --             --
   Sub-administration fees -- Note 3 ......................         26,822           6,603         14,068
   Trustees fees -- Note 5 ................................          6,305           5,321          5,658
   Transfer agent fees ....................................         41,263          40,251         40,496
   Audit fees .............................................         16,101          18,347         17,246
   Legal fees .............................................         10,479          11,425         12,094
   Custodian fees .........................................          8,745          25,605         48,517
   Printing expenses ......................................          7,460           7,924          8,485
   Insurance ..............................................          5,712           5,161          7,985
   Pricing fees ...........................................          3,505          16,855          5,167
   Registration fees ......................................          1,219          14,355         27,500
   Amortization of deferred offering costs -- Note 2 ......             --              --             --
   Other ..................................................          1,582           4,881          5,133
                                                               -----------     -----------    -----------
         TOTAL EXPENSES ...................................        408,969         221,136        328,493
   Expenses waived by Investment Advisor -- Note 3 ........        (59,199)        (62,637)       (92,245)
   Reimbursement from Investment Advisor ..................             --         (78,428)            --
                                                               -----------     -----------    -----------
         NET EXPENSES .....................................        349,770          80,071        236,248
                                                               -----------     -----------    -----------
         NET INVESTMENT INCOME (LOSS) .....................        205,877         202,755         (5,377)
                                                               -----------     -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
   FUTURES, SWAP CONTRACTS, FOREIGN CAPITAL GAINS
   TAX ON APPRECIATED SECURITIES AND FOREIGN
   CURRENCY TRANSACTIONS
   Net realized gain (loss) on investments sold ...........        199,773         336,843      2,193,953
   Net realized gain (loss) on futures ....................             --              --             --
   Net realized loss on swap contracts ....................             --              --             --
   Net realized gain (loss) on foreign currency
      transactions ........................................        (16,611)          3,343        (29,673)
                                                               -----------     -----------    -----------
            Net realized gain (loss) on investments,
               futures, swap contracts and foreign currency
               transactions ...............................        183,162         340,186      2,164,280
                                                               -----------     -----------    -----------
   Change in unrealized appreciation (depreciation) on
      investments .........................................     (6,488,228)     (2,109,848)    (5,212,831)
   Change in unrealized appreciation (depreciation) on
      futures .............................................             --              --             --
   Change in unrealized appreciation (depreciation) on swap
      contracts ...........................................             --              --             --
   Change in unrealized on foreign capital gains tax on
      appreciated securities ..............................             --              83          3,542
   Change in unrealized appreciation (depreciation) on
      foreign currency translations .......................         (2,389)           (939)        (1,287)
                                                               -----------     -----------    -----------
            Net change in unrealized appreciation
               (depreciation) on investments, futures, swap
                contracts, foreign capital gains tax on
                appreciated securities and foreign currency
                translations ..............................     (6,490,617)     (2,110,704)    (5,210,576)
                                                               -----------     -----------    -----------
   NET REALIZED AND UNREALIZED
      GAIN (LOSS) .........................................     (6,307,455)     (1,770,518)    (3,046,296)
                                                               -----------     -----------    -----------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ...........................    $(6,101,578)    $(1,567,763)   $(3,051,673)
                                                               ===========     ===========    ===========

(a)  Fund commenced investment activities on December 20, 2007.

(1)  Includes affiliated income of $7,820.


The accompanying notes are an integral part of the financial statements.

                  U.S. SMALL        NORTH                                     SHORT-TERM
     U.S.        AND MID CAP      AMERICAN     TOTAL RETURN     MUNICIPAL     MUNICIPAL    STRATEGIC    MULTI-ASSET
OPPORTUNITIES   OPPORTUNITIES      EQUITY      FIXED INCOME       BOND           BOND         BOND        GROWTH
     FUND           FUND            FUND           FUND           FUND           FUND         FUND     PORTFOLIO(A)
-------------   -------------   ------------   ------------   ------------   -----------   ---------   ------------

$    994,055     $    46,580    $  8,168,538    $       --    $         --   $        --   $      --   $ 329,951(1)
     392,839          20,010          79,873     1,672,336      15,567,524     5,178,055     744,237      53,831
      (2,228)           (175)       (124,481)           --              --            --          --          --
------------     -----------    ------------    ----------    ------------   -----------   ---------   ---------
   1,384,666          66,415       8,123,930     1,672,336      15,567,524     5,178,055     744,237     383,782
------------     -----------    ------------    ----------    ------------   -----------   ---------   ---------

   1,308,307          61,036         886,199        92,331       1,324,274       440,020     133,233      79,591
          --              --              --            --              --            --          --      22,276
       6,185           1,038             217         1,106          21,612        10,667       2,104       3,363
          --              --              --            --              --            --          --         891
     137,889           6,435          46,084        38,933         348,979       115,917      18,727      11,203
      11,963           5,299          24,034         6,816          21,689        11,096       5,905       4,737
      48,741          40,313          54,139        41,388          52,876        44,806      40,688      61,625
      14,389          14,389          14,772        15,528          14,981        14,981      17,465      12,574
      25,518          11,371          51,032        14,642          46,671        23,798      13,779      10,122
      14,253           2,047          35,334         7,115          20,378        12,609       8,307       1,677
      15,597           7,919          36,091         8,361          33,357        16,938       8,920       9,881
      13,647           7,603          44,498         6,862          23,054        14,925       8,289          --
         515             300           1,561         6,525          45,049        18,082       9,175       1,324
       1,064           5,716           1,021         1,382           9,976         1,210       6,980       9,033
          --              --              --            --              --            --          --      29,041
       4,202           2,924           8,324         1,602          11,644         2,027       3,697       7,638
------------     -----------    ------------    ----------    ------------   -----------   ---------   ---------
   1,602,270         166,390       1,203,306       242,591       1,974,540       727,076     277,269     264,976
          --         (61,036)             --       (92,331)       (132,006)     (111,332)    (92,926)    (79,591)
          --         (18,861)             --        (1,421)             --            --          --     (26,181)
------------     -----------    ------------    ----------    ------------   -----------   ---------   ---------
   1,602,270          86,493       1,203,306       148,839       1,842,534       615,744     184,343     159,204
------------     -----------    ------------    ----------    ------------   -----------   ---------   ---------
    (217,604)        (20,078)      6,920,624     1,523,497      13,724,990     4,562,311     559,894     224,578
------------     -----------    ------------    ----------    ------------   -----------   ---------   ---------




   8,796,665         295,981       7,128,836       675,237         115,436      (825,117)    424,120    (405,673)
          --              --      (1,112,898)    1,235,607              --            --      84,495     (30,196)
          --              --              --            --              --            --     (81,594)         --

      10,839               4           1,888        (1,794)             --            --    (246,945)       (691)
------------     -----------    ------------    ----------    ------------   -----------   ---------   ---------


   8,807,504         295,985       6,017,826     1,909,050         115,436      (825,117)    180,076    (436,560)
------------     -----------    ------------    ----------    ------------   -----------   ---------   ---------

 (33,251,414)     (1,134,139)    (87,494,265)       43,409     (30,301,798)   (7,302,501)    588,364     361,408

          --              --          61,205      (528,933)             --            --    (153,066)     54,251

          --              --              --            --              --            --    (223,812)     49,155

          --              --              --            --              --            --           --         --

          --              --           7,407         1,824              --            --    (258,694)        224
------------     -----------    ------------    ----------    ------------   -----------   ---------   ---------




 (33,251,414)     (1,134,139)    (87,425,653)     (483,700)    (30,301,798)   (7,302,501)    (47,208)    465,038
------------     -----------    ------------    ----------    ------------   -----------   ---------   ---------

 (24,443,910)       (838,154)    (81,407,827)    1,425,350     (30,186,362)   (8,127,618)    132,868      28,478
------------     -----------    ------------    ----------    ------------   -----------   ---------   ---------

$(24,661,514)    $  (858,232)   $(74,487,203)   $2,948,847    $(16,461,372)  $(3,565,307)  $ 692,762   $ 253,056
============     ===========    ============    ==========    ============   ===========   =========   =========


The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIOD ENDED APRIL 30, 2008 (UNAUDITED) AND THE YEAR ENDED OCTOBER 31, 2007

                                                                                    INTERNATIONAL         INTERNATIONAL DIVERSIFIED
                                                                                     ALPHA FUND                   VALUE FUND
                                                                             --------------------------   -------------------------
                                                                              SIX MONTHS       YEAR        SIX MONTHS       YEAR
                                                                                ENDED          ENDED         ENDED         ENDED
                                                                              APRIL 30,     OCTOBER 31,    APRIL 30,    OCTOBER 31,
                                                                                 2008          2007           2008          2007
                                                                             -----------   ------------   -----------   -----------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) .............................................   $   205,877   $    451,404   $   202,755   $   369,674
Net realized gain on investments sold and foreign currency transactions ..       183,162      8,182,229       340,186     1,657,302
Change in unrealized appreciation (depreciation) on investments, foreign capital gains tax on appreciated securities and foreign currency
   translations ..........................................................    (6,490,617)     4,455,335    (2,110,704)    1,311,989
                                                                             -----------   ------------   -----------   -----------
   Net increase (decrease) in net assets resulting
      from operations ....................................................    (6,101,578)    13,088,968    (1,567,763)    3,338,965
                                                                             -----------   ------------   -----------   -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Investor Shares .......................................................      (508,093)      (283,664)     (537,490)     (101,970)
   Advisor Shares ........................................................      (450,753)      (178,023)      (68,816)      (10,713)
Net realized gains:
   Investor Shares .......................................................            --             --    (1,356,021)      (53,820)
   Advisor Shares ........................................................            --             --      (182,135)       (6,027)
                                                                             -----------   ------------   -----------   -----------
   Total dividends and distributions .....................................      (958,846)      (461,687)   (2,144,462)     (172,530)
                                                                             -----------   ------------   -----------   -----------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ..........................................................     1,154,896     11,133,510     1,133,605       336,678
Reinvestment of distributions ............................................       487,919        282,490     1,893,510       155,790
Redemption of shares .....................................................      (878,404)   (13,524,072)     (600,000)     (334,837)
Redemption fees -- Note 4 ................................................           279             65            --            --
                                                                             -----------   ------------   -----------   -----------
   Total increase (decrease) from Investor Share transactions ............       764,690     (2,108,007)    2,427,115       157,631
                                                                             -----------   ------------   -----------   -----------
ADVISOR SHARES:
Sales of shares ..........................................................     2,330,745     17,526,815       563,930       441,159
Reinvestment of distributions ............................................       443,180        175,168       250,952        16,740
Redemption of shares .....................................................    (1,245,317)   (15,872,841)     (664,010)     (180,613)
Redemption fees -- Note 4 ................................................         8,118            486            --           316
                                                                             -----------   ------------   -----------   -----------
   Total increase (decrease) from Advisor Share transactions .............     1,536,726      1,829,628       150,872       277,602
                                                                             -----------   ------------   -----------   -----------
   Net increase (decrease) in net assets from share transactions .........     2,301,416       (278,379)    2,577,987       435,233
                                                                             -----------   ------------   -----------   -----------
   Total increase (decrease) in net assets ...............................    (4,759,008)    12,348,902    (1,134,238)    3,601,668
NET ASSETS
Beginning of Period ......................................................    56,791,474     44,442,572    14,138,770    10,537,102
                                                                             -----------   ------------   -----------   -----------
End of Period ............................................................   $52,032,466   $ 56,791,474   $13,004,532   $14,138,770
                                                                             ===========   ============   ===========   ===========
Undistributed (accumulated net investment loss/ distributions in excess
   of) net investment income .............................................   $  (222,977)  $    529,992   $     8,061   $   411,612
                                                                             ===========   ============   ===========   ===========

The accompanying notes are an integral part of the financial statements.

     EMERGING MARKET             U.S. OPPORTUNITIES         U.S. SMALL AND MID CAP
       EQUITY FUND                      FUND                  OPPORTUNITIES FUND
-------------------------   ---------------------------   -------------------------
 SIX MONTHS       YEAR       SIX MONTHS        YEAR        SIX MONTHS       YEAR
   ENDED         ENDED          ENDED          ENDED         ENDED         ENDED
 APRIL 30,    OCTOBER 31,     APRIL 30,     OCTOBER 31,    APRIL 30,    OCTOBER 31,
    2008          2007          2008           2007           2008          2007
-----------   -----------   ------------   ------------   -----------   -----------


$    (5,377)  $    66,570   $   (217,604)  $    259,980   $   (20,078)  $   (26,202)
  2,164,280     3,450,635      8,807,504     27,722,406       295,985       737,801


 (5,210,576)    7,924,344    (33,251,414)    23,437,453    (1,134,139)    1,373,595
-----------   -----------   ------------   ------------   -----------   -----------

 (3,051,673)   11,441,549    (24,661,514)    51,419,839      (858,232)    2,085,194
-----------   -----------   ------------   ------------   -----------   -----------


   (213,132)      (59,930)      (355,955)            --            --        (3,936)
    (14,585)       (3,237)            --             --            --            --

 (3,019,681)           --    (26,787,647)   (20,939,518)     (612,596)           --
   (258,346)           --       (527,482)      (103,868)      (85,590)           --
-----------   -----------   ------------   ------------   -----------   -----------
 (3,505,744)      (63,167)   (27,671,084)   (21,043,386)     (698,186)       (3,936)
-----------   -----------   ------------   ------------   -----------   -----------


  4,768,884     4,555,976      8,103,564     67,551,529     4,280,782     2,090,576
  3,232,813        59,930     26,496,365     20,495,365       612,596         3,936
 (1,200,000)     (150,000)   (33,683,465)   (46,481,850)     (686,790)     (700,051)
         --            --          2,995          8,024         2,000             1
-----------   -----------   ------------   ------------   -----------   -----------
  6,801,697     4,465,906        919,459     41,573,068     4,208,588     1,394,462
-----------   -----------   ------------   ------------   -----------   -----------

  3,507,811       783,982        525,581      6,029,859        38,248       897,166
    258,744         3,237        512,281         60,689        85,590            --
 (2,810,618)      (83,180)    (1,114,737)    (1,457,593)     (921,913)     (219,536)
         92            --             --          2,390            --           194
-----------   -----------   ------------   ------------   -----------   -----------
    956,029       704,039        (76,875)     4,635,345      (798,075)      677,824
-----------   -----------   ------------   ------------   -----------   -----------
  7,757,726     5,169,945        842,584     46,208,413     3,410,513     2,072,286
-----------   -----------   ------------   ------------   -----------   -----------
  1,200,309    16,548,327    (51,490,014)    76,584,866     1,854,095     4,153,544

 30,368,361    13,820,034    308,261,170    231,676,304    11,617,557     7,464,013
-----------   -----------   ------------   ------------   -----------   -----------
$31,568,670   $30,368,361   $256,771,156   $308,261,170   $13,471,652   $11,617,557
===========   ===========   ============   ============   ===========   ===========

$  (184,522)  $    48,572   $   (218,483)  $    355,076   $   (35,633)  $   (15,555)
===========   ===========   ============   ============   ===========   ===========

The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED APRIL 30, 2008 (UNAUDITED) AND THE YEAR ENDED OCTOBER 31, 2007

                                                                                NORTH AMERICAN               TOTAL RETURN FIXED
                                                                                  EQUITY FUND                    INCOME FUND
                                                                        ------------------------------   --------------------------
                                                                          SIX MONTHS         YEAR         SIX MONTHS       YEAR
                                                                            ENDED            ENDED          ENDED          ENDED
                                                                          APRIL 30,       OCTOBER 31,     APRIL 30,     OCTOBER 31,
                                                                             2008            2007            2008          2007
                                                                        -------------   --------------   -----------   ------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income ...............................................   $   6,920,624   $   17,900,409   $ 1,523,497   $  1,971,368
Net realized gain (loss) on investments sold, futures,
   swap contracts and foreign currency transactions .................       6,017,826      151,080,379+    1,909,050        209,640
Change in unrealized appreciation (depreciation) on
   investments, futures, swap contracts and foreign
   currency translations ............................................     (87,425,653)     (26,490,841)     (483,700)       117,455
                                                                        -------------   --------------   -----------   ------------
      Net increase (decrease) in net assets resulting
      from operations ...............................................     (74,487,203)     142,489,947     2,948,847      2,298,463
                                                                        -------------   --------------   -----------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
   Investor Shares ..................................................     (16,785,204)     (23,398,287)   (1,500,031)    (1,948,060)
   Advisor Shares ...................................................          (2,383)          (2,080)      (17,064)       (38,536)
Net realized gains:
   Investor Shares ..................................................     (89,455,958)     (53,303,193)      (99,066)            --
   Advisor Shares ...................................................         (14,868)          (5,293)       (1,187)            --
                                                                        -------------   --------------   -----------   ------------
   Total dividends ..................................................    (106,258,413)     (76,708,853)   (1,617,348)    (1,986,596)
                                                                        -------------   --------------   -----------   ------------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares .....................................................       2,726,591      132,568,048     1,013,496     12,479,152
Proceeds from shares sold in-kind ...................................              --               --            --     46,437,681
Reinvestment of distributions .......................................      92,825,863       18,112,110     1,599,097      1,938,673
Redemption of shares ................................................     (31,867,426)    (372,052,319)     (690,366)   (11,710,334)
Redemption of shares in-kind ........................................              --     (296,385,601)           --             --
                                                                        -------------   --------------   -----------   ------------
   Total increase (decrease) from
      Investor Share transactions ...................................      63,685,028     (517,757,762)    1,922,227     49,145,172
                                                                        -------------   --------------   -----------   ------------
ADVISOR SHARES:
Sales of shares .....................................................          14,513           10,000        71,000        682,413
Reinvestment of distributions .......................................          17,252            7,373        18,251         38,536
Redemption of shares ................................................              --               --          (607)      (922,051)
Redemption fees -- Note 4 ...........................................              --               --            --             --
                                                                        -------------   --------------   -----------   ------------
   Total increase (decrease) from Advisor Share
      transactions ..................................................          31,765           17,373        88,644       (201,102)
                                                                        -------------   --------------   -----------   ------------
   Net increase (decrease) in net assets
      from share transactions .......................................      63,716,793     (517,740,389)    2,010,871     48,944,070
                                                                        -------------   --------------   -----------   ------------
   Total increase (decrease) in net assets ..........................    (117,028,823)    (451,959,295)    3,342,370     49,255,937
NET ASSETS
Beginning of Period .................................................     810,130,363    1,262,089,658    72,110,499     22,854,562
                                                                        -------------   --------------   -----------   ------------
End of Period .......................................................   $ 693,101,540   $  810,130,363   $75,452,869   $ 72,110,499
                                                                        =============   ==============   ===========   ============
Undistributed (distributions in excess of)
   net investment income ............................................   $   3,542,053   $   13,409,016   $   (23,999)  $    (30,401)
                                                                        =============   ==============   ===========   ============

+ Includes realized gains from in-kind transactions (see Note 6 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

          MUNICIPAL                SHORT-TERM MUNICIPAL               STRATEGIC
          BOND FUND                      BOND FUND                    BOND FUND
----------------------------   ----------------------------   -------------------------
 SIX MONTHS         YEAR         SIX MONTHS        YEAR        SIX MONTHS       YEAR
    ENDED           ENDED          ENDED           ENDED         ENDED         ENDED
  APRIL 30,      OCTOBER 31,     APRIL 30,      OCTOBER 31,    APRIL 30,    OCTOBER 31,
    2008            2007            2008           2007           2008          2007
-------------   ------------   -------------   ------------   -----------   -----------


$  13,724,990   $ 17,861,413   $   4,562,311   $  8,284,067   $   559,894   $ 1,370,104

      115,436        (24,123)       (825,117)      (111,799)      180,076      (109,483)


  (30,301,798)    (7,535,301)     (7,302,501)    (1,921,515)      (47,208)      (37,345)
-------------   ------------   -------------   ------------   -----------   -----------

  (16,461,372)    10,301,989      (3,565,307)     6,250,753       692,762     1,223,276
-------------   ------------   -------------   ------------   -----------   -----------


  (13,370,360)   (16,860,382)     (4,206,463)    (7,844,919)     (457,002)   (1,252,858)
     (336,887)      (623,428)       (158,718)      (256,771)      (25,749)     (112,241)

           --             --              --             --            --            --
           --             --              --             --            --            --
-------------   ------------   -------------   ------------   -----------   -----------
  (13,707,247)   (17,483,810)     (4,365,181)    (8,101,690)     (482,751)   (1,365,099)
-------------   ------------   -------------   ------------   -----------   -----------


  143,979,151    477,445,946      46,836,762     98,233,317     2,000,000    14,848,074
           --             --              --             --            --            --
   12,865,288     16,096,849       3,527,236      6,126,048       289,817       846,358
 (136,904,754)   (75,530,675)   (103,360,641)   (56,312,635)   (1,258,402)   (2,781,714)
           --             --              --             --            --            --
-------------   ------------   -------------   ------------   -----------   -----------

   19,939,685    418,012,120     (52,996,643)    48,046,730     1,031,415    12,912,718
-------------   ------------   -------------   ------------   -----------   -----------

    2,568,703      8,651,293       1,226,982      9,091,232        23,000     3,128,166
      331,183        613,823         130,549        223,571        25,484       112,241
   (3,848,122)    (5,622,547)     (5,709,207)    (2,057,135)   (1,119,703)   (1,937,828)
           --             --              --             --            --           126
-------------   ------------   -------------   ------------   -----------   -----------

     (948,236)     3,642,569      (4,351,676)     7,257,668    (1,071,219)    1,302,705
-------------   ------------   -------------   ------------   -----------   -----------

   18,991,449    421,654,689     (57,348,319)    55,304,398       (39,804)   14,215,423
-------------   ------------   -------------   ------------   -----------   -----------
  (11,177,170)   414,472,868     (65,278,807)    53,453,461       170,207    14,073,600

  674,188,920    259,716,052     244,456,031    191,002,570    34,321,710    20,248,110
-------------   ------------   -------------   ------------   -----------   -----------
$ 663,011,750   $674,188,920   $ 179,177,224   $244,456,031   $34,491,917   $34,321,710
=============   ============   =============   ============   ===========   ===========

$     649,333   $    631,590   $     469,946   $    272,816   $   221,039   $   143,896
=============   ============   =============   ============   ===========   ===========


The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED APRIL 30, 2008 (UNAUDITED)

                                                                   MULTI-ASSET
                                                                GROWTH PORTFOLIO
                                                                ----------------
                                                                  PERIOD ENDED
                                                                    APRIL 30,
                                                                    2008(a)
                                                                ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income .......................................     $   224,578
Net realized loss on investments sold, futures and foreign
   currency transactions ....................................        (436,560)
Change in unrealized appreciation on investments, futures,
   swap contracts and foreign currency translations .........         465,038
                                                                  -----------
   Net increase in net assets resulting from operations .....         253,056
                                                                  -----------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares .............................................         500,000
                                                                  -----------
   Total increase from Investor Share transactions ..........         500,000
                                                                  -----------
A SHARES:
Sales of shares .............................................      25,000,000
                                                                  -----------
   Total increase from A Share transactions .................      25,000,000
                                                                  -----------
ADVISOR SHARES:
Sales of shares .............................................       3,800,000
                                                                  -----------
   Net increase in Advisor Share transactions ...............       3,800,000
                                                                  -----------
R SHARES:
Sales of shares .............................................         500,000
                                                                  -----------
   Net increase in R Share transactions .....................         500,000
                                                                  -----------
   Net increase in net assets from share transactions........      29,800,000
                                                                  -----------
   Total increase in net assets .............................      30,053,056
NET ASSETS
Beginning of Period .........................................              --
                                                                  -----------
End of Period ...............................................     $30,053,056
                                                                  ===========
Undistributed net investment income .........................     $   224,578
                                                                  ===========

(a)  Fund commenced investment activities on December 20, 2007.

The accompanying notes are an integral part of the financial statements.

                       This page intentionally left blank.

SCHRODER MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

FOR THE PERIOD ENDED APRIL 30, 2008 (UNAUDITED) AND THE PERIODS ENDED OCTOBER 31, (UNLESS OTHERWISE INDICATED) SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                              NET
                              NET ASSET                    REALIZED                  DIVIDENDS
                                VALUE,         NET           AND       TOTAL FROM    FROM NET    DISTRIBUTIONS
                              BEGINNING     INVESTMENT    UNREALIZED   INVESTMENT   INVESTMENT      FROM NET         TOTAL
                              OF PERIOD   INCOME (LOSS)      GAINS     OPERATIONS     INCOME     REALIZED GAIN   DISTRIBUTIONS
                              ---------   -------------   ----------   ----------   ----------   -------------   -------------
INTERNATIONAL ALPHA FUND
   Investor Shares
      2008* ...............     $13.44    $ 0.05(1)        $(1.48)+      $(1.43)      $(0.24)        $   --         $(0.24)
      2007 ................      10.64      0.11(1)          2.78+         2.89        (0.09)            --          (0.09)
      2006 ................       8.35      0.12             2.34          2.46        (0.17)            --          (0.17)
      2005 ................       7.08      0.14             1.22          1.36        (0.09)            --          (0.09)
      2004 ................       6.37      0.09             0.75          0.84        (0.13)            --          (0.13)
      2003 ................       5.37      0.10             1.08          1.18        (0.12)         (0.06)         (0.18)
   Advisor Shares
      2008* ...............     $13.40    $ 0.04(1)        $(1.49)+      $(1.45)      $(0.21)        $   --         $(0.21)
      2007 ................      10.64      0.07(1)          2.77+         2.84        (0.08)            --          (0.08)
      2006(b) .............      10.23      0.00(e)          0.41+         0.41           --             --             --
INTERNATIONAL DIVERSIFIED VALUE FUND
   Investor Shares
      2008* ...............     $13.65    $ 0.19           $(1.67)       $(1.48)      $(0.59)        $(1.48)        $(2.07)
      2007 ................      10.54      0.48             2.80          3.28        (0.11)         (0.06)         (0.17)
      2006(c) .............      10.00      0.04             0.50          0.54           --             --             --
   Advisor Shares
      2008* ...............     $13.62    $ 0.21           $(1.71)       $(1.50)      $(0.56)        $(1.48)        $(2.04)
      2007 ................      10.53      0.43             2.83+         3.26        (0.11)         (0.06)         (0.17)
      2006(c) .............      10.00      0.04             0.49          0.53           --             --             --
EMERGING MARKET EQUITY FUND
   Investor Shares
      2008* ...............     $17.91    $(0.00)(1)(e)    $(1.98)       $(1.98)      $(0.14)        $(1.95)        $(2.09)
      2007 ................      10.55      0.04             7.37          7.41        (0.05)            --          (0.05)
      2006(d) .............      10.00      0.04             0.51          0.55           --             --             --
   Advisor Shares
      2008* ...............     $17.86    $(0.02)(1)       $(1.96)+      $(1.98)      $(0.11)        $(1.95)        $(2.06)
      2007 ................      10.53      0.02             7.34          7.36        (0.03)            --          (0.03)
      2006(d) .............      10.00      0.04             0.49          0.53           --             --             --
U.S. OPPORTUNITIES FUND
   Investor Shares
      2008* ...............     $25.40    $(0.01)(1)       $(1.95)+      $(1.96)      $(0.03)        $(2.30)        $(2.33)
      2007 ................      23.06      0.02(1)          4.30+         4.32           --          (1.98)         (1.98)
      2006 ................      19.66        --(e)          4.15+         4.15           --          (0.75)         (0.75)
      2005 ................      19.58        --(e)          2.11+         2.11           --          (2.03)         (2.03)
      2004 ................      16.18        --(e)          3.40+         3.40           --             --             --
      2003 ................      12.57     (0.16)            4.11          3.95           --          (0.34)         (0.34)
   Advisor Shares
      2008* ...............     $25.32    $(0.04)(1)       $(1.94)       $(1.98)      $   --         $(2.30)        $(2.30)
      2007 ................      23.04     (0.04)(1)         4.30++        4.26           --          (1.98)         (1.98)
      2006(b) .............      22.21        --(e)          0.83          0.83           --             --             --

 * For the six months ended April 30, 2008 (Unaudited). All ratios for the period have been annualized, except for the Portfolio Turnover Rate.
** Had custody offsets been included the ratios would have been 1.75% and 2.00% for the Investor Shares and Advisor Shares, respectively.
 +   Includes redemption fees. Amount was less than $0.01 per share.
++   Includes redemption fees of $0.01 per share.
(1)  Per share net investment loss calculated using average shares.
(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(b) Commenced operations on May 15, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(c) Commenced operations on August 30, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(d) Commenced operations on March 31, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(e)  Amount was less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

                                                                              RATIO OF
                                            RATIO OF                       NET INVESTMENT
                                          EXPENSES TO        RATIO OF       INCOME (LOSS)
                                           AVERAGE NET      EXPENSES TO          TO
                                             ASSETS         AVERAGE NET      AVERAGE NET
                                           (INCLUDING         ASSETS           ASSETS
                                          WAIVERS AND       (EXCLUDING       (INCLUDING
 NET ASSET                NET ASSETS,   REIMBURSEMENTS,      WAIVERS,         WAIVERS,      PORTFOLIO
VALUE, END     TOTAL        END OF         EXCLUDING      REIMBURSEMENTS   REIMBURSEMENTS   TURNOVER
 OF PERIOD   RETURN(a)   PERIOD (000)       OFFSETS)       AND OFFSETS)     AND OFFSETS)      RATE
----------   ---------   ------------   ---------------   --------------   --------------   ---------


  $11.77      (10.72)%    $ 25,638           1.25%             1.48%            0.92%          45%
   13.44       27.38        28,483           1.25              1.54             0.92          112
   10.64       29.86        22,962           1.25              2.45             1.68           76
    8.35       19.45         6,545           1.25              3.88             1.85          126
    7.08       13.31         5,233           1.25              3.36             1.16          136
    6.37       22.66         6,242           1.25              3.27             2.09           50

  $11.74      (10.85)%    $ 26,394           1.50%             1.74%            0.70%          45%
   13.40       26.92        28,308           1.50              1.77             0.60          112
   10.64        4.01        21,481           1.50              2.43            (0.03)          76



  $10.10      (11.09)%    $ 11,640           1.25%             3.50%            3.30%          26%
   13.65       31.56        12,479           1.25              3.85             2.97           58
   10.54        5.40         9,484           1.25              8.61             2.30            7

  $10.08      (11.25)%    $  1,365           1.50%             3.76%            2.94%          26%
   13.62       31.31         1,660           1.50              4.12             2.76           58
   10.53        5.30         1,053           1.50              8.86             2.05            7


  $13.84      (11.25)%    $ 28,554           1.75%             2.44%           (0.02)%         64%
   17.91       70.50        27,774           1.75              2.68             0.37          107
   10.55        5.50        12,767           1.87**            4.88             0.88           49

  $13.82      (11.27)%    $  3,015           2.00%             2.69%           (0.32)%         64%
   17.86       70.09         2,594           2.00              2.95             0.08          107
   10.53        5.30         1,053           2.12**            5.10             0.71           49


  $21.11       (7.85)%    $251,949           1.22%             1.22%           (0.13)%         34%
   25.40       20.02       302,351           1.25              1.25             0.10           77
   23.06       21.67       231,009           1.21              1.21            (0.11)         101
   19.66       11.26       140,467           1.13              1.13            (0.29)         107
   19.58       21.01        73,679           1.62              1.62            (0.83)         144
   16.18       32.13        46,783           1.93              2.25            (1.22)         162

  $21.04       (7.96)%    $  4,822           1.47%             1.47%           (0.38)%         34%
   25.32       19.76         5,910           1.50              1.50            (0.17)          77
   23.04        3.74           667           1.68              1.68            (0.31)         101

The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

FOR THE PERIOD ENDED APRIL 30, 2008 (UNAUDITED) AND THE PERIODS ENDED OCTOBER 31, (UNLESS OTHERWISE INDICATED) SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                              NET
                                                           REALIZED
                              NET ASSET        NET            AND                     DIVIDENDS
                                VALUE,      INVESTMENT    UNREALIZED   TOTAL FROM    FROM NET    DISTRIBUTIONS
                              BEGINNING      INCOME          GAINS     INVESTMENT   INVESTMENT      FROM NET         TOTAL
                              OF PERIOD      (LOSS)        (LOSSES)    OPERATIONS     INCOME     REALIZED GAIN   DISTRIBUTIONS
                              ---------   -------------   ----------   ----------   ----------   -------------   -------------
U.S. SMALL AND MID CAP OPPORTUNITIES FUND
   Investor Shares
      2008* ...............     $12.56      $(0.02)(1)     $(0.86)+      $(0.88)      $   --        $(0.75)         $(0.75)
      2007 ................      10.25       (0.03)(1)       2.35+         2.32        (0.01)           --           (0.01)
      2006(b) .............      10.00          --(h)        0.25          0.25           --            --              --
   Advisor Shares
      2008* ...............     $12.53      $(0.03)(1)     $(0.87)       $(0.90)      $   --        $(0.75)         $(0.75)
      2007 ................      10.23       (0.05)(1)       2.35+         2.30           --            --              --
      2006(b) .............      10.00          --(h)        0.23          0.23           --            --              --
NORTH AMERICAN EQUITY FUND
   Investor Shares
      2008* ...............     $13.52      $ 0.11         $(1.29)       $(1.18)      $(0.28)       $(1.51)         $(1.79)
      2007 ................      12.63        0.31           1.49          1.80        (0.28)        (0.63)          (0.91)
      2006 ................      11.15        0.23           1.53          1.76        (0.10)        (0.18)          (0.28)
      2005(c) .............      11.00        0.06           0.63          0.69        (0.05)        (0.49)          (0.54)
      2005(d) .............      10.88        0.22           0.62          0.84        (0.20)        (0.52)          (0.72)
      2004(d)(e) ..........      10.00        0.09           0.86          0.95        (0.04)        (0.03)          (0.07)
   Advisor Shares
      2008* ...............     $13.48      $ 0.12         $(1.31)       $(1.19)      $(0.24)       $(1.51)         $(1.75)
      2007 ................      12.61        0.19           1.56          1.75        (0.25)        (0.63)          (0.88)
      2006(b) .............      11.84        0.22           0.55          0.77           --            --              --
TOTAL RETURN FIXED INCOME FUND
   Investor Shares
      2008* ...............     $ 9.79      $ 0.20         $ 0.19        $ 0.39       $(0.20)       $(0.01)         $(0.21)
      2007 ................       9.81        0.50          (0.03)         0.47        (0.49)           --           (0.49)
      2006 ................       9.85        0.48          (0.01)         0.47        (0.49)        (0.02)          (0.51)
      2005(f) .............      10.00        0.30          (0.15)         0.15        (0.30)           --           (0.30)
   Advisor Shares
      2008* ...............     $ 9.79      $ 0.19         $ 0.20        $ 0.39       $(0.19)       $(0.01)         $(0.20)
      2007 ................       9.82        0.47          (0.04)         0.43        (0.46)           --           (0.46)
      2006 ................       9.85        0.44             --          0.44        (0.45)        (0.02)          (0.47)
      2005(f) .............      10.00        0.28          (0.15)         0.13        (0.28)           --           (0.28)
MUNICIPAL BOND FUND
   Investor Shares
      2008* ...............     $ 9.94      $ 0.20         $(0.44)       $(0.24)      $(0.20)       $   --          $(0.20)
      2007 ................      10.10        0.40          (0.16)         0.24        (0.40)           --           (0.40)
      2006 ................       9.97        0.40           0.12          0.52        (0.39)           --           (0.39)
      2005 ................      10.12        0.36          (0.15)         0.21        (0.36)           --           (0.36)
      2004(g) .............      10.00        0.24           0.11          0.35        (0.23)           --           (0.23)
   Advisor Shares
      2008* ...............     $ 9.94      $ 0.19         $(0.44)       $(0.25)      $(0.19)       $   --          $(0.19)
      2007 ................      10.10        0.38          (0.16)         0.22        (0.38)           --           (0.38)
      2006 ................       9.97        0.37           0.13          0.50        (0.37)           --           (0.37)
      2005 ................      10.11        0.34          (0.14)         0.20        (0.34)           --           (0.34)
      2004(g) .............      10.00        0.21           0.11          0.32        (0.21)           --           (0.21)

  * For the six months ended April 30, 2008 (Unaudited). All ratios for the period have been annualized, except for the Portfolio Turnover Rate.
 ** Had custody offsets been included the ratios would have been 1.40% and 1.64% for the Investor Shares and Advisor Shares, respectively.
*** Had custody offsets been included the ratios would have been 0.55% and 0.80% for the Investor Shares and Advisor Shares, respectively.
  +  Includes redemption fees. Amount was less than $0.01 per share.
(1)  Per share net investment income calculated using average shares.
(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(b) Commenced operations on March 31, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

The accompanying notes are an integral part of the financial statements.

                                            RATIO OF                          RATIO OF
                                          EXPENSES TO        RATIO OF      NET INVESTMENT
                                           AVERAGE NET      EXPENSES TO   INCOME (LOSS) TO
                                             ASSETS         AVERAGE NET      AVERAGE NET
                                           (INCLUDING         ASSETS           ASSETS
                                          WAIVERS AND       (EXCLUDING       (INCLUDING
 NET ASSET                NET ASSETS,   REIMBURSEMENTS,      WAIVERS,         WAIVERS,      PORTFOLIO
VALUE, END     TOTAL        END OF         EXCLUDING      REIMBURSEMENTS   REIMBURSEMENTS   TURNOVER
 OF PERIOD   RETURN(a)   PERIOD (000)       OFFSETS)       AND OFFSETS)     AND OFFSETS)      RATE
----------   ---------   ------------   ---------------   --------------   --------------   ---------



  $10.93      (7.06)%     $   13,053         1.40%             2.71%           (0.30)%          48%
   12.56      22.60           10,197         1.40              3.13            (0.23)           93
   10.25       2.50            6,952         1.55**            6.14            (0.05)           46

  $10.88      (7.24)%     $      419         1.65%             3.00%           (0.47)%          48%
   12.53      22.48            1,420         1.65              3.37            (0.45)           93
   10.23       2.30              512         1.79**            6.89            (0.33)           46


  $10.55      (9.26)%     $  692,967         0.34%             0.34%            1.97%           64%
   13.52      15.08          809,998         0.33              0.33             1.82            38
   12.63      16.04        1,261,983         0.33              0.33             1.66            51
   11.15       6.35        1,303,276         0.35              0.35             1.39            30
   11.00       7.59          883,146         0.33              0.33             1.79            89
   10.88       9.56          890,929         0.37              0.37             1.29            54

  $10.54      (9.37)%     $      135         0.69%             0.69%            1.60%           64%
   13.48      14.66              133         0.68              0.68             1.41            38
   12.61       6.50              107         0.68              0.68             1.17            51



  $ 9.97       4.08%      $   74,497         0.40%             0.65%            4.13%          222%
    9.79       4.90           71,259         0.40              0.96             4.97           464
    9.81       4.90           21,795         0.40              2.05             4.86           295
    9.85       1.51            9,138         0.40              3.05             3.61           571

  $ 9.98       4.05%      $      956         0.65%             0.91%            3.88%          222%
    9.79       4.53              852         0.65              1.48             4.73           464
    9.82       4.56            1,060         0.65              2.37             4.59           295
    9.85       1.30            1,013         0.65              3.30             3.35           571


  $ 9.50      (2.42)%     $  646,562         0.55%             0.59%            4.16%            9%
    9.94       2.45          656,027         0.55              0.63             4.09             6
   10.10       5.36          244,919         0.55              0.77             4.06            15
    9.97       2.14           96,114         0.55              0.93             3.70            27
   10.12       3.53           45,781         0.56***           1.41             2.82            46

  $ 9.50      (2.54)%     $   16,450         0.80%             0.84%            3.90%            9%
    9.94       2.19           18,162         0.80              0.88             3.83             6
   10.10       5.10           14,797         0.80              1.01             3.79            15
    9.97       1.99            8,375         0.80              1.18             3.52            27
   10.11       3.21            1,888         0.81***           1.64             2.49            46

(c) For the six months ended October 31, 2005. The North American Equity Fund's fiscal year changed from April 30 to October 31. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(d)  For the year or period ended April 30.
(e) Commenced operations on September 17, 2003. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(f) Commenced operations on December 31, 2004. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(g) Commenced operations on December 31, 2003. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(h)  Amount was less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

FOR THE PERIOD ENDED APRIL 30, 2008 (UNAUDITED) AND THE PERIODS ENDED OCTOBER 31, (UNLESS OTHERWISE INDICATED) SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                              NET
                                                           REALIZED
                              NET ASSET                      AND                     DIVIDENDS
                                VALUE,         NET        UNREALIZED   TOTAL FROM    FROM NET    DISTRIBUTIONS
                              BEGINNING     INVESTMENT       GAINS     INVESTMENT   INVESTMENT      FROM NET         TOTAL
                              OF PERIOD       INCOME       (LOSSES)    OPERATIONS     INCOME     REALIZED GAIN   DISTRIBUTIONS
                              ---------   -------------   ----------   ----------   ----------   -------------   -------------
SHORT-TERM MUNICIPAL BOND FUND
   Investor Shares
      2008* ...............     $ 9.87       $0.20        $(0.35)        $(0.15)      $(0.19)         $--           $(0.19)
      2007 ................       9.96        0.39         (0.10)          0.29        (0.38)          --            (0.38)
      2006 ................       9.92        0.35          0.04           0.39        (0.35)          --            (0.35)
      2005 ................       9.97        0.29         (0.05)          0.24        (0.29)          --            (0.29)
      2004(b) .............      10.00        0.15         (0.03)          0.12        (0.15)          --            (0.15)
   Advisor Shares
      2008* ...............     $ 9.87       $0.20        $(0.37)        $(0.17)      $(0.18)         $--           $(0.18)
      2007 ................       9.96        0.36         (0.09)          0.27        (0.36)          --            (0.36)
      2006 ................       9.92        0.32          0.04           0.36        (0.32)          --            (0.32)
      2005 ................       9.97        0.27         (0.05)          0.22        (0.27)          --            (0.27)
      2004(b) .............      10.00        0.13         (0.03)          0.10        (0.13)          --            (0.13)
STRATEGIC BOND FUND
   Investor Shares
      2008* ...............     $10.05       $0.16(1)     $ 0.03         $ 0.19       $(0.14)         $--           $(0.14)
      2007 ................      10.05        0.42(1)      (0.01)          0.41        (0.41)          --            (0.41)
      2006(c) .............      10.00        0.10          0.03           0.13        (0.08)          --            (0.08)
   Advisor Shares
      2008* ...............     $10.05       $0.16(1)     $ 0.03         $ 0.19       $(0.13)         $--           $(0.13)
      2007 ................      10.04        0.39(1)      (0.00)+(e)      0.39        (0.38)          --            (0.38)
      2006(c) .............      10.00        0.10          0.01           0.11        (0.07)          --            (0.07)
MULTI-ASSET GROWTH PORTFOLIO
   Investor Shares
      2008(d) .............     $10.00       $0.08(1)     $ 0.01         $ 0.09       $   --          $--           $   --
   A Shares
      2008(d) .............     $10.00       $0.08(1)     $   --(e)      $ 0.08       $   --          $--           $   --
   Advisor Shares
      2008(d) .............     $10.00       $0.08(1)     $   --(e)      $ 0.08       $   --          $--           $   --
   R Shares
      2008(d) .............     $10.00       $0.07(1)     $ 0.01         $ 0.08       $   --          $--           $   --

  * For the six months ended April 30, 2008 (Unaudited). All ratios for the period have been annualized, except for the Portfolio Turnover Rate.
  ** Had custody offsets been included the ratios would have been 0.55% and
     0.80% for the Investor Shares and Advisor Shares, respectively.
*** Had custody offsets been included the ratios would have been 1.15% and 1.40% for the Investor Shares and Advisor Shares, respectively.
  +  Includes redemption fees. Amount was less than $0.01 per share.
(1)  Per share net investment income calculated using average shares.
(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(b) Commenced operations on December 31, 2003. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(c) Commenced operations on June 30, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(d) Commenced operations on December 20, 2007. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(e)  Amount was less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

                                            RATIO OF                          RATIO OF
                                          EXPENSES TO        RATIO OF      NET INVESTMENT
                                           AVERAGE NET      EXPENSES TO       INCOME TO
                                             ASSETS         AVERAGE NET      AVERAGE NET
                                           (INCLUDING         ASSETS           ASSETS
                                          WAIVERS AND       (EXCLUDING       (INCLUDING
 NET ASSET                NET ASSETS,   REIMBURSEMENTS,      WAIVERS,         WAIVERS,      PORTFOLIO
VALUE, END     TOTAL        END OF         EXCLUDING      REIMBURSEMENTS   REIMBURSEMENTS   TURNOVER
 OF PERIOD   RETURN(a)   PERIOD (000)       OFFSETS)       AND OFFSETS)     AND OFFSETS)      RATE
----------   ---------   ------------   ---------------   --------------   --------------   ---------



  $ 9.53      (1.50)%      $172,902         0.55%              0.65%            4.16%          14%
    9.87      22.96         233,532         0.55               0.67             3.92           21
    9.96      13.97         187,268         0.55               0.77             3.55           24
    9.92      12.47         131,062         0.55               0.85             3.03           36
    9.97       1.26          74,031         0.56**             1.30             1.95           17

  $ 9.52      (1.73)%      $  6,275         0.80%              0.90%            3.91%          14%
    9.87       2.70          10,924         0.80               0.92             3.69           21
    9.96       3.71           3,735         0.80               1.01             3.29           24
    9.92       2.21           3,112         0.80               1.10             2.80           36
    9.97       1.05           1,320         0.81**             1.44             1.68           17


  $10.10       1.90%       $ 33,234         1.03%              1.55%            3.15%         221%
   10.05       4.13          32,023         1.15               1.77             4.17          725
   10.05       1.28          19,236         1.23***            4.67             3.56          321

  $10.11       1.87%       $  1,258         1.31%              1.82%            3.20%         221%
   10.05       3.98           2,299         1.40               2.15             3.89          725
   10.04       1.12           1,012         1.48***            4.92             3.31          321



  $10.09       0.90%       $    505         1.25%              2.25%            2.36%          73%

  $10.08       0.80%       $ 25,212         1.50%              2.50%            2.11%          73%

  $10.08       0.80%       $  3,832         1.50%              2.50%            2.13%          73%

  $10.08       0.80%       $    504         1.75%              2.75%            1.86%          73%

The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2008 (UNAUDITED)

NOTE 1 -- ORGANIZATION

Schroder Global Series Trust ("SGST") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). SGST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 27, 2003. SGST has an unlimited number of authorized shares. Schroder North American Equity Fund (the "SGST Fund") is the only series of shares currently comprising the Trust. Advisor Shares of the SGST Fund were offered beginning on March 31, 2006.

Schroder Capital Funds (Delaware) ("SCFD") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares, which are divided into two separate series: Schroder International Alpha Fund and Schroder U.S. Opportunities Fund (collectively, the "SCFD Funds"). Advisor Shares of Schroder International Alpha and Schroder U.S. Opportunities Funds were offered beginning on May 15, 2006. On April 18, 2007, the Schroder U.S. Opportunities Fund closed to new investors.

Schroder Series Trust ("SST") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into eight separate series: Schroder International Diversified Value Fund, Schroder Emerging Market Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund, Schroder Short-Term Municipal Bond Fund, Schroder Strategic Bond Fund and Schroder Multi-Asset Growth Portfolio (collectively, the "SST Funds," and together with the SCFD Funds and the SGST Fund, the "Funds"). Schroder Emerging Market Equity Fund and Schroder U.S. Small and Mid Cap Opportunities Fund commenced operations on March 31, 2006. Schroder International Diversified Value Fund, Schroder Strategic Bond Fund and Schroder Multi-Asset Growth Portfolio commenced operations as of August 30, 2006, June 30, 2006 and December 20, 2007, respectively. An additional series of SST, Schroder Enhanced Income Fund, was liquidated following its close of business on April 29, 2008.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds which are in conformity with accounting principles generally accepted in the United States of America.

VALUATION OF INVESTMENTS: Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded, except that NASDAQ official closing prices for all NASDAQ National Market and NASDAQ Small Cap Market Securities are used, where applicable. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and asked prices ("mid-market price"). Securities traded in over-the-counter markets are valued at the most recent reported sales price or, if none, mid-market price for unlisted securities with readily available market quotations. Options on indices or exchange-traded fund ("ETF") shares are valued at the closing mid-market price. Prices used for valuations generally are provided by independent pricing services. Except as noted below with regard to below investment grade and emerging markets debt instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Below investment grade and emerging markets debt instruments ("high yield debt") will ordinarily be valued at prices supplied by a Fund's pricing service based on the mean of bid and asked prices supplied by brokers or dealers. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost, a form of fair valuation which approximates market value, pursuant to procedures adopted by the Funds' Board of Trustees ("Trustees"). Other securities and assets for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Funds' Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Funds' Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a

SCHRODER MUTUAL FUNDS

APRIL 30, 2008 (UNAUDITED)

national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Investments in registered investment companies are priced at each fund's daily net asset value. The assets of Multi-Asset Growth Portfolio consist of the investments in underlying affiliated registered investment companies, which are valued at their respective daily net asset values in accordance with the above, Board-approved, pricing procedures.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market values at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last trade and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, a Committee meeting may be called.

Schroder International Alpha, Schroder International Diversified Value and Schroder Emerging Market Equity Funds use a third party fair valuation vendor which provides a fair value for securities of companies located in countries outside the Western Hemisphere held by the Funds based on certain factors and methodologies applied by the vendor in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Committee in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Committee also determines a "confidence interval" which will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds will typically value such securities in their portfolios that exceed the applicable confidence interval based upon the fair values provided by the vendor.

REPURCHASE AGREEMENTS: When entering into repurchase agreements, it is each Fund's policy that the Fund take into its possession, through its custodian, the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and are due when realized.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of costs of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered non-taxable distributions or capital gain distributions.

EXPENSES: Expenses are recorded on an accrual basis. Many of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.

CLASSES OF SHARES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.

SCHRODER MUTUAL FUNDS

APRIL 30, 2008 (UNAUDITED)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually for the Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder Emerging Market Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder North American Equity Fund and Schroder Multi-Asset Growth Portfolio. Dividends to shareholders from net investment income are declared daily and distributed monthly and distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually for the Schroder Total Return Fixed Income, Schroder Municipal Bond and Schroder Short-Term Municipal Bond Funds. Dividends and distributions to shareholders from net investment income are declared and distributed quarterly and distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually for the Schroder Strategic Bond Fund. Distributions are recorded on the ex-dividend date.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

WHEN-ISSUED SECURITIES: Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

DERIVATIVE INSTRUMENTS: Certain Funds may enter into a variety of "derivative" instruments (for example, options or futures) in order to gain exposure to particular securities or markets, in connection with hedging transactions, to adjust the interest rate sensitivity and duration of a Fund's portfolio and to increase total return. A Fund's use of derivative instruments involves the risk the instrument may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable or unwilling to perform its obligations, or that the fund will be unable to close out the position at any particular time or at an acceptable price. When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial.

FUTURES: Financial futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations.

Futures contracts may be used in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits. Futures contracts involve leverage and are subject to market risk that may exceed the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds to the value of the securities or other index or amount underlying the contracts, but may not precisely correlate with the change in value of such securities or other index or amount. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SWAP AGREEMENTS: Certain Funds may enter into swap agreements, including total return swaps, credit default swaps and interest rate swaps. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined

SCHRODER MUTUAL FUNDS

APRIL 30, 2008 (UNAUDITED)

investments, instruments or indices including a particular interest rate, foreign currency, or "basket" of securities representing a particular index. The Schroder Total Return Fixed Income Fund, Schroder Strategic Bond Fund and Schroder Multi-Asset Growth Portfolio may enter into "credit default" swap transactions. In a credit default swap, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of a default (or similar events) by a third party on its obligations. Therefore, in a credit default swap, the Funds may pay a premium and, in return, have the right to put certain bonds or loans to the counterparty upon default by the issuer of such bonds or loans (or similar events) and to receive in return the par value of such bonds or loans (or another agreed upon amount). The Funds would generally enter into this type of transaction to limit or reduce risk with respect to bonds or loans that it owns in its portfolio or otherwise in connection with transactions intended to reduce one or more risks in the Funds' portfolio. In addition, the Funds could also receive the premium referenced above, and be obligated to pay a counterparty the par value of certain bonds or loans upon a default (or similar event) by the issuer. The Funds would generally enter into this type of transaction as a substitute for investment in the securities of the issuer, or otherwise to increase the Funds' investment return. The Funds may also enter into "interest rate" swap transactions. Interest rate swaps involve the exchange by the Funds with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. The Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Funds' Statements of Assets and Liabilities.

Depending on their structures, swap agreements may increase or decrease the Funds' exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The values of the Funds' swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. The Funds' ability to engage in certain swap transactions may be limited by tax considerations.

Swaps are marked-to-market daily and the resulting changes in market values, if any, are recorded as an unrealized gain or loss.

Entering into swap agreements involves certain other risks. Such risks include for example, the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates or other rates or values. Risks also arise from potential losses from adverse market movements.

EQUITY-LINKED AND INDEX-LINKED WARRANTS: The Schroder International Alpha, Schroder International Diversified Value and Schroder Emerging Market Funds may invest in equity-linked and index-linked warrants. A Fund purchases the equity-linked and index-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holdings. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant typically represents one share of the underlying stock or basket of stocks representing the index. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock or index, less transaction costs. Equity-linked warrants are generally valued at the closing price of the underlying securities, then adjusted for stock dividends declared by the underlying securities. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for either equity-linked or index-linked warrants. A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

RESTRICTED SECURITIES: As of April 30, 2008, the following Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registrations under the Securities Act of 1933, as amended, or pursuant to an exemption therefrom. These investments are valued in accordance with procedures approved by the Trustees. The acquisition dates of these investments, along with their costs and values as of April 30, 2008, were as follows:

                                         PRINCIPAL  ACQUISITION                         % OF NET
                                           AMOUNT       DATE       COST   MARKET VALUE   ASSETS
                                         ---------  -----------  -------  ------------  --------
SCHRODER TOTAL RETURN FIXED INCOME FUND
Hedged Mutual Fund Fee Trust
   4.840%, 3/02/11                        $68,247      1/7/05    $67,960     $66,200      0.1%

SCHRODER MUTUAL FUNDS

APRIL 30, 2008 (UNAUDITED)

                                         PRINCIPAL   ACQUISITION                               % OF NET
                                          AMOUNT         DATE         COST      MARKET VALUE    ASSETS
                                        ----------   -----------   ----------   ------------   --------
SCHRODER MUNICIPAL BOND FUND
IIS/Syska Holdings Energy
   3.900%, 8/15/08                      $  102,081      3/4/04     $  101,832    $  101,650       0.0%
Kidspeace National Centers of
   Georgia, USDA
   6.300%, 12/01/28                        250,000      1/5/04        250,000       269,145       0.0
Landmark Leasing
   6.200%, 10/01/22                        761,541     12/9/04        761,541       814,287       0.1
State Economic Development RB, Health
   Gains Bakery
   5.840%, 12/01/25                      2,335,000     7/31/06      2,258,529     2,435,732       0.4

SCHRODER SHORT-TERM MUNICIPAL BOND FUND
Bucks County, Industrial Development
   Authority RB
   4.600%, 3/15/17                       1,775,000      4/9/07      1,775,000     1,690,244       1.0
IIS/Syska Holdings Energy
   3.900%, 8/15/08                         239,381      3/4/04        238,797       238,369       0.1
Kidspeace National Centers of
   Georgia, USDA
   6.300%, 12/01/28                        250,000      1/5/04        250,000       269,145       0.2

SCHRODER STRATEGIC BOND FUND
Master Asset-Backed Securities NIM
   Trust
   7.250%, 8/25/36                          56,261    11/23/06         56,225           141       0.0
Sharps SP I LLC NIM Trust
   6.400%, 6/25/36                          47,865    10/15/06         47,613           517       0.0

MORTGAGE DOLLAR ROLLS: The Schroder Total Return Fixed Income and Schroder Strategic Bond Funds may enter into mortgage dollar rolls (principally using
TBAs) in which each Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities in a subsequent month at an agreed-upon price on a fixed date. Each Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Fund must maintain liquid securities having a value not less than the purchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including repayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

OFFERING COSTS: During the period ended April 30, 2008, the Schroder Multi-Asset Growth Portfolio commenced operations and incurred offering costs of $211,531. Schroder Investment Management North America, Inc. ("SIMNA") absorbed $157,185 of the offering costs for Schroder Multi-Asset Growth Portfolio. The amortized portion of the offering costs and the amount absorbed by SIMNA are included in amortization of deferred offering costs and reimbursement from Investment Adviser on the Statements of Operations. The remaining offering costs are being amortized over a twelve-month period from Schroder Multi-Asset Growth Portfolio's inception date and are reflected as deferred offering costs in the Statements Assets and Liabilities.

NOTE 3 -- INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTIONS PLANS

The Funds have entered into investment advisory agreements with Schroder Investment Management North America, Inc. ("SIMNA"). Under these agreements, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at the following annual rates based on average daily net assets of each Fund taken separately: 0.975% for the Schroder International Alpha Fund; 1.00% for each of Schroder International Diversified Value Fund, Schroder Emerging Market Equity Fund, Schroder U.S. Opportunities Fund and Schroder U.S. Small and Mid Cap Opportunities Fund; 0.25% for each of the Schroder North American Equity Fund and Schroder Total Return Fixed Income Fund; 0.40% for each

SCHRODER MUTUAL FUNDS

APRIL 30, 2008 (UNAUDITED)

of Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund; 0.75% for the Schroder Strategic Bond Fund (waived from March 1, 2008 to March 7, 2009 to 0.55%) and Schroder Multi-Asset Growth Portfolio (waived until February 28, 2009 to 0.60%).

SIMNA has retained its affiliate, Schroder Investment Management North America Limited ("SIMNA Ltd.") to serve as sub-advisor responsible for the portfolio management of the Schroder International Alpha Fund, the Schroder International Diversified Value Fund, the Schroder Emerging Market Equity Fund, the Schroder Strategic Bond Fund and the Schroder Multi-Asset Growth Portfolio. SIMNA pays SIMNA Ltd. 50% of the investment advisory fees it receives from these Funds.

The administrator of SGST is Schroder Fund Advisors, Inc. ("Schroder Advisors"), a wholly owned subsidiary of SIMNA. Schroder Advisors receives no compensation for its services for the Schroder North American Equity Fund. SIMNA acts as administrator to the Schroder International Alpha Fund and the Schroder U.S. Opportunities Fund. SIMNA's compensation for its services as administrator is included in the Schroder International Alpha and the Schroder U.S. Opportunities Fund's advisory fees.

Effective November 5, 2001, SCFD entered into a sub-administration and accounting agreement with SEI Investments Global Funds Services ("SEI") and Schroder Advisors. On January 4, 2004, SST entered into an amended administration and accounting agreement with SEI. On January 31, 2005, SGST entered into a sub-administration and accounting agreement with SEI. Effective November 1, 2004, under the agreements with SEI, the SCFD Funds and the SST Funds pay fees to SEI based on the combined average daily net assets of all the SCFD Funds and the SST Funds according to the following annual rates: 0.115% on the first $600 million of such assets, 0.11% on the next $400 million of such assets, 0.09% on the next $1 billion of such assets and 0.07% on assets in excess of $2 billion. Each Fund pays its pro rata portion of such expenses. Effective January 28, 2005, SGST pays SEI a fee, computed and paid monthly, at an annual rate of 0.013% of the SGST Fund's average daily net assets up to $1 billion and 0.005% of the SGST Fund's average daily net assets over $1 billion.

In order to limit the expenses of the Investor Shares of certain Funds, the Funds' adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses) until February 28, 2009 (and until March 7, 2009, with respect to the Strategic Bond Fund) to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, interest, taxes, and extraordinary expenses) allocable to each Fund's Investor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund's Investor Shares): Schroder International Alpha Fund, 1.25%, Schroder International Diversified Value Fund, 1.25%, Schroder Emerging Market Equity Fund, 1.75%, Schroder U.S. Opportunities Fund (effective May 1, 2006), 1.70%, Schroder U.S. Small and Mid Cap Opportunities Fund, 1.40%, Schroder Total Return Fixed Income Fund, 0.40%, Schroder Municipal Bond Fund, 0.55%, Schroder Short-Term Municipal Bond Fund, 0.55%, Schroder Strategic Bond Fund, 0.74% (effective March 1, 2008) and Schroder Multi-Asset Growth Portfolio, 1.25%. In order to limit the expenses of the Advisor Shares of certain Funds, the Funds' adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses) until February 28, 2009 (and until March 7, 2009, with respect to the Strategic Bond Fund) to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, interest, taxes, and extraordinary expenses) allocable to each Fund's Advisor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund's Advisor Shares):
Schroder International Alpha Fund, 1.50%, Schroder International Diversified Value Fund, 1.50%, Schroder Emerging Market Equity Fund, 2.00%, Schroder U.S. Opportunities Fund, 1.95%, Schroder U.S. Small and Mid Cap Opportunities Fund, 1.65%, Schroder Total Return Fixed Income Fund, 0.65%, Schroder Municipal Bond Fund, 0.80%, and Schroder Short-Term Municipal Bond Fund, 0.80%, Schroder Strategic Bond Fund, 0.99% (effective March 1, 2008) and Schroder Multi-Asset Growth Portfolio, 1.50%. In addition, in order to limit the expenses of the A Shares and R Shares of the Schroder Multi-Asset Growth Portfolio, the adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses) until February 28, 2009 to the extent that the total annual fund operating expenses of the Schroder Multi-Asset Growth Portfolio (other than acquired fund fees and expenses, interest, taxes, and extraordinary expenses) allocable to the A Shares and the R Shares exceed the following annual rates (based on average daily net assets attributable to the Schroder Multi-Asset Growth Portfolio's A Shares and R Shares), A Shares, 1.50%, R Shares, 1.75%.

The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act that allows each Fund to pay distribution and other fees with respect to its A Shares, Advisor Shares and R Shares. Under the Plan, a Fund may make payments at the following annual rates: A Shares and Advisor Shares: up to 0.25%, except for the Schroder North American Equity Fund which may make payments at an annual rate of up to 0.35%; R Shares: up to 0.50%, of the daily net assets attributable to the A Shares, Advisor Shares and R Shares, as applicable, to compensate Schroder Advisors for distribution services and certain shareholder services with respect to the Funds' A Shares, Advisor Shares and R Shares.

SCHRODER MUTUAL FUNDS

APRIL 30, 2008 (UNAUDITED)

NOTE 4 -- REDEMPTION FEE

The Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder Emerging Market Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Strategic Bond Fund and Schroder Multi-Asset Growth Portfolio generally impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These fees, which are not sales charges, are retained by the Funds and not paid to Schroder Advisors or any other entity. The redemption fees are included in the Statements of Changes in Net Assets under "Redemption fees," and are included as part of Capital paid-in on the Statements of Assets and Liabilities. The redemption fees paid to the Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder Emerging Market Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Strategic Bond Fund and Schroder Multi-Asset Growth Portfolio for the six months ended April 30, 2008 totaled $8,397, $0, $92, $2,995, $2,000, $0 and $0, respectively.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES

TRUSTEES' FEES: The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors for the six months ended April 30, 2008, Trustees who are not interested persons of the Funds, SIMNA or Schroder Advisors received an annual retainer of $25,000 and $2,500 per meeting attended in person or $1,000 per meeting attended by telephone. Members of an Audit Committee for one or more of such Funds received an additional $1,000 per year, with the Audit Committee chair receiving a $5,000 retainer. Payment of meeting fees were allocated only among those Funds to which the meeting related. Effective November 1, 2006, several Trustees became Trustee Emeritus. For their services, the Emeritus trustees instead receive an annual retainer of $15,000, for a period of two years.

Officers of the Funds are also officers of SIMNA and Schroder Advisors. Such officers are paid no fees by the Funds for serving as officers of the Funds.

NOTE 6 -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the six months ended April 30, 2008 (except for Schroder Multi-Asset Growth Portfolio, for which data is presented for the period December 20, 2007 (commencement of investment operations) until April 30, 2008) were as follows:

                                                                   PURCHASES    SALES AND MATURITIES
                                                                 ------------   --------------------
Schroder International Alpha Fund ............................   $ 24,198,733       $ 23,067,679
Schroder International Diversified Value Fund ................      3,633,715          3,330,448
Schroder Emerging Market Equity Fund .........................     21,244,999         17,295,391
Schroder U.S. Opportunities Fund .............................     81,669,777         99,270,125
Schroder U.S. Small and Mid Cap Opportunities Fund ...........      8,021,155          5,479,914
Schroder North American Equity Fund ..........................    460,857,674        499,644,290
Schroder Total Return Fixed Income Fund ......................     13,716,080         19,418,631
Schroder Municipal Bond Fund .................................     49,781,683         49,897,444
Schroder Short-Term Municipal Bond Fund ......................     21,220,254         54,758,576
Schroder Strategic Bond Fund .................................     16,419,686          9,382,312
Schroder Multi-Asset Growth Portfolio ........................     43,409,276         19,088,637

Purchases and proceeds from sales and maturities of U.S. Government securities for the six months ended April 30, 2008 were as follows:

                                                                   PURCHASES    SALES AND MATURITIES
                                                                 ------------   --------------------
Schroder Total Return Fixed Income Fund ......................   $119,848,870       $116,698,922
Schroder Strategic Bond Fund .................................     45,627,680         49,018,005

Both redemptions and subscriptions in-kind reflect the valuation of the underlying securities in accordance with the Funds' valuation policy. The asset price used to affect the redemption is the respective asset price used to calculate the net asset value of the shares redeemed. For the years ended October 31, 2007 and October 31, 2006 the Schroder North American Equity Fund realized gains from in-kind redemptions of $60,232,563 and $29,225,391, respectively.

SCHRODER MUTUAL FUNDS

APRIL 30, 2008 (UNAUDITED)

Investments made by the Schroder Multi-Asset Growth Portfolio in other Schroder Funds are considered to be investments in Affiliated Companies as defined under section 2(a)(3) of the 1940 Act. A summary of the investment and income activity in each Affiliated Company's Shares for Schroder Multi-Asset Growth Portfolio is as follows:

                                                                                                            INCOME
                                                                                               REALIZED      FROM
AFFILIATED REGISTERED                                                                            GAINS     AFFILIATED
INVESTMENT COMPANY                                              CONTRIBUTIONS   WITHDRAWALS    (LOSSES)   INVESTMENTS
-------------------------------------------------------------   -------------   -----------    --------   -----------
Schroder U.S. Small and Mid Cap Opportunities Fund ..........     $3,576,000     $  100,000     $(4,580)     $   --
Schroder Emerging Market Equity Fund ........................        894,000             --          --          --
Schroder InternationalAlpha Fund ............................        894,000             --          --          --
Schroder Intentional Diversified Value Fund .................        894,000             --          --          --
Schroder Strategic Bond Fund ................................      2,007,820      1,000,000       4,796       7,820

NOTE 7 -- FEDERAL INCOME TAXES

It is the intention of the Funds for each Fund to continue to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds would not be subject to Federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds would not be subject to a Federal excise tax.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. Any permanent differences, which may result in distribution reclassifications, are primarily due to differing treatments for gains resulting from redemptions in-kind, paydown gains and losses, investments in passive foreign investment companies, reclassifications of long-term capital gain distributions on real estate investment trust securities, partnership and swap investments, net operating losses and foreign currency transactions. Distributions from short-term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.

The tax character of dividends and distributions declared during the years or periods ended October 31, 2007 and October 31, 2006 was as follows:

                                                                  ORDINARY    TAX-EXEMPT    LONG-TERM
                                                                   INCOME       INCOME     CAPITAL GAIN       TOTAL
                                                                -----------   ----------   ------------   ------------
Schroder International Alpha Fund
   2007 .....................................................   $   461,687       $--       $        --   $    461,687
   2006 .....................................................       128,898        --                --        128,898
Schroder International Diversified Value Fund
   2007 .....................................................       172,530        --                --        172,530
Schroder Emerging Market Equity Fund
   2007 .....................................................        63,167        --                --         63,167
Schroder U.S. Opportunities Fund
   2007 .....................................................     7,344,179        --        13,699,207     21,043,386
   2006 .....................................................            --        --         5,427,542      5,427,542
Schroder U.S. Small and Mid Cap Opportunities Fund
   2007 .....................................................         3,936        --                --          3,936
Schroder North American Equity Fund
   2007 .....................................................    42,947,662        --        33,761,191     76,708,853
   2006 .....................................................    20,622,879        --        12,682,712     33,305,591
Schroder Total Return Fixed Income Fund
   2007 .....................................................     1,986,596        --                --      1,986,596
   2006 .....................................................     1,032,110        --                --      1,032,110

SCHRODER MUTUAL FUNDS

APRIL 30, 2008 (UNAUDITED)

                                                                  ORDINARY    TAX-EXEMPT    LONG-TERM
                                                                   INCOME       INCOME     CAPITAL GAIN       TOTAL
                                                                -----------   ----------   ------------   ------------
Schroder Municipal Bond Fund
   2007 .....................................................    $1,819,534  $15,664,276       $--        $17,483,810
   2006 .....................................................       877,054    5,918,223        --          6,795,277
Schroder Short-Term Municipal Bond Fund
   2007 .....................................................       824,747    7,276,943        --          8,101,690
   2006 .....................................................       937,871    4,695,148        --          5,633,019
Schroder Strategic Bond Fund
   2007 .....................................................     1,365,099           --        --          1,365,099
   2006* ....................................................       153,790           --        --            153,790

*    Fund commenced investment activities on June 30, 2006.

As of October 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                                                                         TOTAL
                                                                                                                     DISTRIBUTABLE
                                 UNDISTRIBUTED UNDISTRIBUTED UNDISTRIBUTED    CAPITAL      UNREALIZED     OTHER         EARNINGS
                                    ORDINARY     TAX-EXEMPT    LONG-TERM       LOSS       APPRECIATION   TEMPORARY    (ACCUMULATED
                                     INCOME        INCOME     CAPITAL GAIN CARRYFORWARD  (DEPRECIATION) DIFFERENCES     LOSSES)
                                 ------------- ------------- ------------- ------------  -------------- -----------  -------------
Schroder International
   Alpha Fund .................   $   958,594    $       --   $        --   $(3,532,551)  $  6,910,114  $        --  $  4,336,157
Schroder International
   Diversified Value Fund .....     1,776,785            --       347,610            --      1,613,821      (34,679)    3,703,537
Schroder Emerging Market
   Equity Fund ................     2,275,244            --     1,230,054            --      8,712,143      (19,033)   12,198,408
Schroder U.S. Opportunities
   Fund .......................     5,038,645            --    22,629,488            --     50,028,813           --    77,696,946
Schroder U.S. Small and Mid Cap
   Opportunities Fund .........       311,837            --       386,237            --      1,624,738      (15,555)    2,307,257
Schroder North American
   Equity Fund ................    25,590,182            --    77,583,253            --    113,287,297      (17,909)  216,442,823
Schroder Total Return
   Fixed Income Fund ..........       356,622            --        35,076            --        130,821     (370,971)      151,548
Schroder Municipal Bond Fund ..       277,970     2,068,419            --      (275,052)    (4,791,917)  (2,311,860)   (5,032,440)
Schroder Short-Term
   Municipal Bond Fund ........       113,954       735,051            --      (586,332)    (1,347,161)    (826,803)   (1,911,291)
Schroder Strategic Bond Fund ..       147,966            --            --      (162,490)       110,152     (143,131)      (47,503)

As of October 31, 2007, the Funds listed below had net tax basis capital loss carryforwards, for Federal income tax purposes, that may be applied against future taxable gains until their expiration date as follows:

                                                              EXPIRATION
                                                                DATES
                                                  AMOUNT     OCTOBER 31,
                                                ----------   -----------
Schroder International Alpha Fund ...........   $2,618,789       2010
                                                   913,762       2011
Schroder Municipal Bond Fund ................      152,837       2012
                                                    99,808       2013
                                                    22,407       2015
Schroder Short-Term Municipal Bond Fund .....       96,239       2012
                                                   234,915       2013
                                                   143,997       2014
                                                   111,181       2015
Schroder Strategic Bond Fund ................      142,853       2014
                                                    19,637       2015

SCHRODER MUTUAL FUNDS

APRIL 30, 2008 (UNAUDITED)

During the year ended October 31, 2007, capital loss carryforwards that were utilized to offset gains were as follows:

                                                                        AMOUNT
                                                                      ----------
Schroder International Alpha Fund .................................   $7,820,234
Schroder Emerging Market Equity Fund ..............................      159,885
Schroder U.S. Small and Mid Cap Opportunities Fund ................       49,147
Schroder Total Return Fixed Income Fund ...........................      162,689

At April 30, 2008, the identified cost for Federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:

                                                                              GROSS UNREALIZED         NET UNREALIZED
                                                         IDENTIFIED    ----------------------------     APPRECIATION
                                                          TAX COST     APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
                                                        ------------   ------------   --------------   --------------
Schroder International Alpha Fund ...................   $ 51,427,717    $ 4,327,252    $ (3,482,948)    $    844,304
Schroder International Diversified Value Fund .......     13,248,704      1,155,198      (1,512,147)        (356,949)
Schroder Emerging Market Equity Fund ................     27,841,030      4,516,332        (767,603)       3,748,729
Schroder U.S. Opportunities Fund ....................    238,588,366     33,886,304     (17,631,315)      16,254,989
Schroder U.S. Small and Mid Cap Opportunities Fund ..     12,886,982      1,059,661        (514,552)         545,109
Schroder North American Equity Fund .................    669,781,588     73,631,653     (51,002,661)      22,628,992
Schroder Total Return Fixed Income Fund .............     80,589,663        720,829        (555,619)         165,210
Schroder Municipal Bond Fund ........................    684,497,901      5,808,885     (40,860,756)     (35,051,871)
Schroder Short-Term Municipal Bond Fund .............    185,088,213      1,432,726      (9,879,866)      (8,447,140)
Schroder Strategic Bond Fund ........................     34,798,933      1,025,729        (345,638)         680,091
Schroder Multi-Asset Growth Portfolio ...............     29,391,973        580,676        (219,268)         361,408

NOTE 8 -- PORTFOLIO INVESTMENT RISKS

Schroder International Alpha, Schroder International Diversified Value and Schroder Emerging Market Equity Funds have a relatively large portion of their assets invested in companies domiciled in particular foreign countries, including emerging markets. The Funds may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.

Each of Schroder International Alpha, Schroder International Diversified Value, Schroder Emerging Market Equity and Schroder Strategic Bond Funds may invest more than 25% of its total assets in issuers located in any one country or group of countries. To the extent that it does so, a Fund is susceptible to a range of factors that could adversely affect its holdings in issuers of that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Funds may invest in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

Each of Schroder Total Return Fixed Income and Schroder Strategic Bond Funds invests a portion of their assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates.

Each of the Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund (together the "Municipal Bond Funds") invests a portion of its assets in bonds that are insured by private insurers. The credit standing of such a bond and/or its price will likely be affected by the credit standing of its insurer and its ability to meet its obligations. Furthermore, the Municipal Bond Funds may at times be invested in an issue of which the Funds by themselves or together with other funds and accounts managed by the Funds' adviser or its affiliates, holds all or a major portion. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer or its insurer, a Fund could find it more difficult to sell these securities when the Funds' adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value.

SCHRODER MUTUAL FUNDS

APRIL 30, 2008 (UNAUDITED)

NOTE 9 -- BENEFICIAL INTEREST

The following table shows the number of shareholders each owning of record, or to the knowledge of the Funds beneficially, 5% or more of shares of a Fund outstanding as of April 30, 2008 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of several shareholders.

                                                        5% OR GREATER SHAREHOLDERS
                                                        --------------------------
                                                         NUMBER     % OF FUND HELD
                                                        --------   ---------------
Schroder International Alpha Fund ...................       1            86.20
Schroder International Diversified Value Fund .......       2            97.85
Schroder Emerging Market Equity Fund ................       3            90.31
Schroder U.S. Opportunities Fund ....................       3            74.22
Schroder U.S. Small and Mid Cap Opportunities Fund ..       4            98.27
Schroder North American Equity Fund .................       6            76.78
Schroder Total Return Fixed Income Fund .............       2            94.28
Schroder Municipal Bond Fund ........................       4            94.95
Schroder Short-Term Municipal Bond Fund .............       3            89.75
Schroder Strategic Bond Fund ........................       2            96.99
Schroder Multi-Asset Growth Portfolio ...............       1           100.00

Some of the accounts shown above for Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder Emerging Market Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Strategic Bond Fund and Schroder Multi-Asset Growth Portfolio are owned by an affiliate of SIMNA.

NOTE 10 -- CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Funds were as follows:

                                          INTERNATIONAL        INTERNATIONAL DIVERSIFIED       EMERGING MARKET
                                            ALPHA FUND                VALUE FUND                 EQUITY FUND
                                    ------------------------   -------------------------   ------------------------
                                    SIX MONTHS      YEAR        SIX MONTHS      YEAR       SIX MONTHS      YEAR
                                       ENDED        ENDED          ENDED        ENDED         ENDED       ENDED
                                     APRIL 30,   OCTOBER 31,     APRIL 30,   OCTOBER 31,    APRIL 30,   OCTOBER 31,
                                       2008          2007          2008          2007         2008         2007
                                    ----------   -----------   -----------   -----------   ----------   -----------
INVESTOR SHARES:
Sales of shares .................      94,792     1,029,716      114,322        26,303       367,854      348,015
Reinvestment of distributions ...      40,026        25,941      184,373        14,253       230,257        5,239
Redemption of shares ............     (74,773)   (1,093,754)     (60,120)      (26,303)      (86,642)     (12,788)
                                     --------    ----------      -------       -------      --------      -------
Net increase (decrease) in
   Investor Shares ..............      60,045       (38,097)     238,575        14,253       511,469      340,466
                                     ========    ==========      =======       =======      ========      =======
ADVISOR SHARES:
Sales of shares .................     206,089     1,446,287       45,647        34,528       252,241       50,217
Reinvestment of distributions ...      36,416        16,085       24,459         1,531        18,455          283
Redemption of shares ............    (107,037)   (1,370,058)     (56,637)      (14,226)     (197,733)      (5,280)
                                     --------    ----------      -------       -------      --------      -------
Net increase in Advisor Shares ..     135,468        92,314       13,469        21,833        72,963       45,220
                                     ========    ==========      =======       =======      ========      =======

SCHRODER MUTUAL FUNDS

APRIL 30, 2008 (UNAUDITED)

                                       U.S. OPPORTUNITIES         U.S. SMALL AND MID           NORTH AMERICAN
                                              FUND              CAP OPPORTUNITIES FUND           EQUITY FUND
                                    ------------------------   ------------------------   ------------------------
                                    SIX MONTHS      YEAR       SIX MONTHS      YEAR       SIX MONTHS      YEAR
                                       ENDED        ENDED         ENDED        ENDED         ENDED       ENDED
                                     APRIL 30,   OCTOBER 31,    APRIL 30,   OCTOBER 31,    APRIL 30,   OCTOBER 31,
                                       2008          2007         2008          2007         2008         2007
                                    ----------   -----------   ----------   -----------   ----------   -----------
INVESTOR SHARES:
Sales of shares .................      387,359    2,945,901      389,571      195,225        262,179    10,660,078
Reinvestment of distributions ...    1,238,727      925,653       55,239          364      8,423,400     1,506,831
Redemption of shares ............   (1,595,105)  (1,987,960)     (62,624)     (62,338)    (2,915,985)  (29,037,394)
Redemption of shares in-kind ....           --           --           --           --             --   (23,138,873)
                                    ----------   ----------      -------      -------     ----------   -----------
Net increase (decrease) in
   Investor Shares ..............       30,981    1,883,594      382,186      133,251      5,769,594   (40,009,358)
                                    ==========   ==========      =======      =======     ==========   ===========
ADVISOR SHARES:
Sales of shares .................       24,511      263,597        3,700       81,615          1,421           782
Reinvestment of distributions ...       24,017        2,754        7,745           --          1,565           613
Redemption of shares ............      (52,767)     (61,888)     (86,376)     (18,233)            --            --
                                    ----------   ----------      -------      -------     ----------   -----------
Net increase (decrease) in
   Advisor Shares ...............       (4,239)     204,463      (74,931)      63,382          2,986         1,395
                                    ==========   ==========      =======      =======     ==========   ===========

                                       TOTAL RETURN FIXED              MUNICIPAL              SHORT-TERM MUNICIPAL
                                           INCOME FUND                 BOND FUND                    BOND FUND
                                    ------------------------   -------------------------   -------------------------
                                    SIX MONTHS      YEAR        SIX MONTHS      YEAR        SIX MONTHS      YEAR
                                       ENDED        ENDED          ENDED        ENDED          ENDED       ENDED
                                     APRIL 30,   OCTOBER 31,     APRIL 30,   OCTOBER 31,     APRIL 30,   OCTOBER 31,
                                       2008          2007          2008          2007          2008         2007
                                    ----------   -----------   -----------   -----------   -----------  -----------
INVESTOR SHARES:
Sales of shares                       99,190      1,279,192     14,794,599   47,697,954      4,804,882    9,909,536
Sales sold in-kind                        --      4,787,713             --           --             --           --
Reinvestment of distributions        159,869        198,870      1,330,194    1,609,812        364,525      617,541
Redemption of shares                 (69,070)    (1,207,763)   (14,065,771)  (7,577,096)   (10,667,663)  (5,673,919)
                                     -------     ----------    -----------   ----------    -----------   ----------
Net increase (decrease) in
   Investor Shares                   189,989      5,058,012      2,059,822   41,730,670     (5,498,256)   4,853,158
                                     =======     ==========    ===========   ==========    ===========   ==========
ADVISOR SHARES:
Sales of shares                        7,070         70,155        265,202      863,739        125,581      916,457
Reinvestment of distributions          1,824          3,931         34,250       61,293         13,467       22,552
Redemption of shares                     (60)       (95,000)      (395,034)    (562,763)      (586,668)    (207,470)
                                     -------     ----------    -----------   ----------    -----------   ----------
Net increase (decrease) in
   Advisor Shares                      8,834        (20,914)       (95,582)     362,269       (447,620)     731,539
                                     =======     ==========    ===========   ==========    ===========   ==========

SCHRODER MUTUAL FUNDS

APRIL 30, 2008 (UNAUDITED)


                                                            MULTI-ASSET
                                                               GROWTH
                                    STRATEGIC BOND FUND      PORTFOLIO
                                  -----------------------   -----------
                                  SIX MONTHS      YEAR        PERIOD
                                    ENDED        ENDED         ENDED
                                  APRIL 30,   OCTOBER 31,    APRIL 30,
                                     2008         2007          2008
                                  ---------   -----------   -----------
INVESTOR SHARES:
Sales of shares                    195,504     1,464,142        50,000
Reinvestment of distributions       28,508        84,253            --
Redemption of shares              (122,063)     (276,058)           --
                                  --------     ---------     ---------
Net increase in Investor Shares    101,949     1,272,337        50,000
                                  ========     =========     =========
A SHARES:
Sales of shares                         --            --     2,500,000
                                  --------     ---------     ---------
Net increase in A Shares                --            --     2,500,000
                                  ========     =========     =========
ADVISOR SHARES:
Sales of shares                      2,231       308,834       380,000
Reinvestment of distributions        2,514        11,166            --
Redemption of shares              (109,110)     (191,878)           --
                                  --------     ---------     ---------
Net increase (decrease) in
   Advisor Shares                 (104,365)      128,122       380,000
                                  ========     =========     =========
R SHARES:
Sales of shares                         --            --        50,000
                                  --------     ---------     ---------
Net increase in R Shares                --            --        50,000
                                  ========     =========     =========

NOTE 11 -- RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB interpretation 48 ("FIN 48"), "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. Based on its analysis, management has determined that the adoption of FIN 48 did not have a material impact to the Fund's financial statements upon adoption. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued STATEMENT ON FINANCIAL ACCOUNTING STANDARDS
(SFAS) NO. 157, "FAIR VALUE MEASUREMENTS." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

In March 2008, the FASB issued SFAS No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. SFAS No. 161 is

SCHRODER MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
APRIL 30, 2008 (UNAUDITED)

effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial position, performance, and cash flows. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Funds' financial statements and related disclosures.

SCHRODER MUTUAL FUNDS

PROXY VOTING (UNAUDITED)

A description of the Funds' proxy voting policies and procedures is available upon request, without charge, by visiting the SEC's website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund's Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Funds' Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC's website at http://www.sec.gov.

N-Q (UNAUDITED)

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SCHRODER MUTUAL FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor, A and R Shares, distribution (12b-1) fees. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways.

o ACTUAL EXPENSES. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

  To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period."

o HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the Fund's actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

                                                Beginning     Ending       Net       Expenses
                                                 Account     Account    Annualized     Paid
                                                  Value       Value       Expense     During
                                                 11/1/07     4/30/08      Ratios      Period*
                                                ---------   ---------   ----------   --------
SCHRODER INTERNATIONAL ALPHA FUND
Actual Expenses
   Investor Shares                              $1,000.00   $  892.80      1.25%      $5.88
   Advisor Shares                                1,000.00      891.50      1.50        7.05
Hypothetical Example for
   Comparison Purposes
   Investor Shares                              $1,000.00   $1,018.65      1.25%      $6.27
   Advisor Shares                                1,000.00    1,017.40      1.50        7.52
SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND
Actual Expenses
   Investor Shares                              $1,000.00   $  889.10      1.25%      $5.87
   Advisor Shares                                1,000.00      887.50      1.50        7.04
Hypothetical Example for
   Comparison Purposes
   Investor Shares                              $1,000.00   $1,018.65      1.25%      $6.27
   Advisor Shares                                1,000.00    1,017.40      1.50        7.52

SCHRODER MUTUAL FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

                                                     Beginning     Ending       Net       Expenses
                                                      Account     Account    Annualized     Paid
                                                       Value       Value       Expense     During
                                                      11/1/07     4/30/08      Ratios      Period*
                                                     ---------   ---------   ----------   --------
SCHRODER EMERGING MARKET EQUITY FUND
Actual Expenses
   Investor Shares                                   $1,000.00   $  887.50      1.75%      $ 8.21
   Advisor Shares                                     1,000.00      887.30      2.00         9.38
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                   $1,000.00   $1,016.16      1.75%      $ 8.77
   Advisor Shares                                     1,000.00    1,014.92      2.00        10.02
SCHRODER U.S. OPPORTUNITIES FUND
Actual Expenses
   Investor Shares                                   $1,000.00   $  921.50      1.22%      $ 5.83
   Advisor Shares                                     1,000.00      920.40      1.47         7.02
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                   $1,000.00   $1,018.80      1.22%      $ 6.12
   Advisor Shares                                     1,000.00    1,017.55      1.47         7.37
SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND
Actual Expenses
   Investor Shares                                   $1,000.00   $  929.40      1.40%      $ 6.72
   Advisor Shares                                     1,000.00      927.60      1.65         7.91
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                   $1,000.00   $1,017.90      1.40%      $ 7.02
   Advisor Shares                                     1,000.00    1,016.66      1.65         8.27
SCHRODER NORTH AMERICAN EQUITY FUND
Actual Expenses
   Investor Shares                                   $1,000.00   $  907.40      0.34%      $ 1.61
   Advisor Shares                                     1,000.00      906.30      0.69         3.27
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                   $1,000.00   $1,023.17      0.34%      $ 1.71
   Advisor Shares                                     1,000.00    1,021.43      0.69         3.47
SCHRODER TOTAL RETURN FIXED INCOME FUND
Actual Expenses
   Investor Shares                                   $1,000.00   $1,040.80      0.40%      $ 2.03
   Advisor Shares                                     1,000.00    1,040.50      0.65         3.30
Hypothetical Example for
   Comparison Purposes
   Investor Shares                                   $1,000.00   $1,022.87      0.40%      $ 2.01
   Advisor Shares                                     1,000.00    1,021.63      0.65         3.27

SCHRODER MUTUAL FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

                                          Beginning     Ending       Net       Expenses
                                           Account     Account    Annualized     Paid
                                            Value       Value       Expense     During
                                           11/1/07     4/30/08      Ratios      Period*
                                          ---------   ---------   ----------   --------
SCHRODER MUNICIPAL BOND FUND
Actual Expenses
   Investor Shares                        $1,000.00   $  975.80      0.55%       $2.70
   Advisor Shares                          1,000.00      974.60      0.80         3.93
Hypothetical Example for
   Comparison Purposes
   Investor Shares                        $1,000.00   $1,022.13      0.55%       $2.77
   Advisor Shares                          1,000.00    1,020.89      0.80         4.02
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
Actual Expenses
   Investor Shares                        $1,000.00   $  985.00      0.55%       $2.71
   Advisor Shares                          1,000.00      982.70      0.80         3.94
Hypothetical Example for
   Comparison Purposes
   Investor Shares                        $1,000.00   $1,022.13      0.55%       $2.77
   Advisor Shares                          1,000.00    1,020.89      0.80         4.02
SCHRODER STRATEGIC BOND FUND
Actual Expenses
   Investor Shares                        $1,000.00   $1,019.00      1.03%       $5.17
   Advisor Shares                          1,000.00    1,018.70      1.31         6.58
Hypothetical Example for
   Comparison Purposes
   Investor Shares                        $1,000.00   $1,019.74      1.03%       $5.17
   Advisor Shares                          1,000.00    1,018.35      1.31         6.57
SCHRODER MULTI-ASSET GROWTH PORTFOLIO
Actual Expenses
   Investor Shares**                      $1,000.00   $1,009.00      1.25%       $4.53
   A Shares**                              1,000.00    1,008.00      1.50         5.43
   Advisor Shares**                        1,000.00    1,008.00      1.50         5.43
   R Shares**                              1,000.00    1,008.00      1.75         6.34
Hypothetical Example for
   Comparison Purposes
   Investor Shares                        $1,000.00   $1,018.65      1.25%       $6.27
   A Shares                                1,000.00    1,017.40      1.50         7.52
   Advisor Shares                          1,000.00    1,017.40      1.50         7.52
   R Shares                                1,000.00    1,016.16      1.75         8.77

 * Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the account period, multiplied by 182/366 (to reflect the one-half year period).

** Fund commenced operations on December 20, 2007. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the account period, multiplied by 132/366.

SCHRODER MUTUAL FUNDS

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have an October 31, 2007 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2007 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2007, each Fund has designated the following items with regard to distributions paid during the year.

                                ORDINARY                         U.S.       QUALIFYING
                                 INCOME          TOTAL        GOVERNMENT     INTEREST
FUND                         DISTRIBUTIONS   DISTRIBUTIONS   INTEREST (1)   INCOME (2)
----                         -------------   -------------   ------------   ----------
Schroder Total Return
   Fixed Income Fund .....      100.00%         100.00%          2.81%        100.00%

(1) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government Obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government Obligations is exempt from state income tax.

(2) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that are exempt from U.S. withholding tax when paid by foreign investors.

PRIVACY STATEMENT

In the course of doing business with Schroders and the Schroder Mutual Funds, you share nonpublic personal and financial information ("nonpublic personal information") with us. Schroders respects your right to privacy. We understand that you have entrusted us with this private information and we recognize the importance of protecting unnecessary or unauthorized access to it.

I. INFORMATION THAT WE COLLECT

We may collect nonpublic personal information about you when you communicate or transact business with us or with our service providers in writing, electronically, or by telephone. For example, we collect nonpublic personal information (such as name, address, account and other investment information) about you from the following sources:

-    Applications or forms completed by you; and

- Your transactions and account positions with us, our affiliates, or others (including, for example, your own broker or custodian).

II. INFORMATION THAT WE DISCLOSE

We do not sell or rent your nonpublic personal information to any third parties.

We may disclose your nonpublic personal information to third parties in the following limited circumstances:

- We may disclose some or all of your nonpublic personal information to companies that help us maintain, process or service your transactions or account(s) or financial products or services effected by or through us, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services for us.

- We may disclose some or all of your nonpublic personal information, such as account and transaction data, to companies which assist us in marketing or client servicing. These companies will use this information only for the services for which we hired them, are not permitted to use or share this information for any other purpose and are required to protect the confidentiality and security of this information.

- We may disclose or report some or all of your nonpublic personal information if you request or authorize us to do so, for institutional risk control, or in other circumstances where we believe in good faith that disclosure is required or permitted under law.

III. OUR SECURITY PROCEDURES

We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect your nonpublic personal information. Within Schroders, access to such information is limited to those employees who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

We observe these policies with respect to current and former Schroders customers and shareholders of the Schroder Mutual Funds.

If you identify any inaccuracy in your personal information or you need to make a change to that information, please contact us in writing so that we may promptly update our records.

This Privacy Policy applies to the Schroder Mutual Funds, Schroder Fund Advisors
           Inc. and Schroder Investment Management North America Inc.

(SCHRODERS LOGO)

INVESTMENT ADVISOR              Schroder Investment Management North America Inc.
                                875 Third Avenue, 22nd Floor
                                New York, NY 10022

TRUSTEES                        Catherine A. Mazza (CHAIRMAN)
                                David N. Dinkins*
                                John I. Howell*
                                Peter S. Knight
                                William L. Means
                                Clarence F. Michalis*
                                Hermann C. Schwab*
                                James D. Vaughn
                                *TRUSTEE EMERITUS

DISTRIBUTOR                     Schroder Fund Advisors Inc.
                                875 Third Avenue, 22nd Floor
                                New York, NY 10022

TRANSFER & SHAREHOLDER          Boston Financial Data Services, Inc.
SERVICING AGENT

CUSTODIAN                       JP Morgan Chase Bank

COUNSEL                         Ropes & Gray LLP

INDEPENDENT REGISTERED PUBLIC   PricewaterhouseCoopers LLP
ACCOUNTING FIRM

                                The information contained in this report is intended
                                for the general information of the shareholders of
                                the Trusts. This report is not authorized for
                                distribution to prospective investors unless preceded
                                or accompanied by a current prospectus which contains
                                important information concerning the Trusts.

                                SCHRODER CAPITAL FUNDS (DELAWARE)
                                SCHRODER SERIES TRUST
                                SCHRODER GLOBAL SERIES TRUST
                                P.O. BOX 8507
                                BOSTON, MA 02266
                                (800) 464-3108

                                50416

(SCHRODERS LOGO)

ITEM 2.    CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.    SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting during the period from February 1, 2008 through April 30, 2008 that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                              Schroder Global Series Trust


By (Signature and Title)*                 /s/ Mark A. Hemenetz
                                          -------------------------------------
                                          Mark A. Hemenetz,
                                          Principal Executive Officer

Date June 30, 2008





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                 /s/ Mark A. Hemenetz
                                          -------------------------------------
                                          Mark A. Hemenetz,
                                          Principal Executive Officer

Date June 30, 2008
                                          /s/ Alan M. Mandel
By (Signature and Title)*                 -------------------------------------
                                          Alan M. Mandel,
                                          Treasurer and Chief Financial Officer

Date June 30, 2008
* Print the name and title of each signing officer under his or her signature.